As filed with the Securities and Exchange Commission on May 21, 2018

Registration Nos. 333-85183

and 811-09547

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 23	☒
and
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 24	☒

FARMERS ANNUITY SEPARATE ACCOUNT A

(Exact Name of Registrant)

FARMERS NEW WORLD LIFE INSURANCE COMPANY

(Name of Depositor)

3003 77th Avenue S.E., Mercer Island, Washington 98040

(Address of Depositor’s Principal Executive Offices)

1-800-238-9671

(Depositor’s Telephone Number, including Area Code)

Name and Address of Agent for Service:

Garrett B. Paddor

General Counsel and Corporate Secretary

Farmers New World Life Insurance Company

3003 77th Avenue S.E.

Mercer Island, Washington 98040

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective:

☒	immediately upon filing pursuant to paragraph (b) of Rule 485
☐	on May 1, 2018, pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being registered:

Units of interest in a separate account under individual flexible premium variable annuity contracts.

Prospectus

May 21, 2018

Farmers® Variable Annuity

Individual Flexible Premium Variable Annuity

Issued by

Farmers New World Life Insurance Company

Through

Farmers Annuity Separate Account A

Home Office	Service Center
3003 77th Avenue SE	P. O. Box 724208
Mercer Island, Washington 98040	Atlanta, Georgia 31139
Phone: 1-800-238-9671	Phone: 1-877-376-8008 (toll free) 8:00 a.m. to 6:00 p.m. Eastern Time

This prospectus describes the Farmers® Variable Annuity (the “Contract”), an individual flexible premium variable annuity contract issued by Farmers New World Life Insurance Company. The Contract allows you to accumulate a Contract Value, and later apply that Contract Value (less surrender charges) to receive fixed annuity payments. This Contract is currently not being issued.

Investment Risk — The Contract Value you accumulate under the Contract will fluctuate daily, based on the investment performance of the subaccounts of the Farmers Annuity Separate Account A (the “Variable Account”) in which you invest. Each subaccount invests in one underlying portfolio. We do not guarantee how any of the portfolios will perform.

This prospectus provides basic information that you should know before investing. Please read it carefully before investing and keep it for future reference.

Replacing your existing annuity or life insurance policy with this Contract may not be to your advantage.

An investment in this Contract is not a bank deposit, and no bank endorses or guarantees the Contract. The Contract is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investing in this Contract involves risk, including possible loss of some or all of your investment.

This Contract has 48 funding choices – one Fixed Account (paying a guaranteed minimum fixed rate of interest) and 47 subaccounts.

The subaccounts invest in the following 47 portfolios:

❑	Calvert Variable Series, Inc.

Calvert VP SRI Mid Cap Portfolio *

❑	Deutsche Variable Series I – Class A Shares

Deutsche Bond VIP

Deutsche Core Equity VIP *

Deutsche CROCI® International VIP

Deutsche Global Small Cap VIP

❑	Deutsche Variable Series II – Class A Shares

Deutsche Government & Agency Securities VIP

Deutsche Government Money Market VIP

Deutsche High Income VIP

Deutsche CROCI® U.S. VIP

Deutsche Small Mid Cap Growth VIP *

❑	Dreyfus Variable Investment Fund – Service Class Shares

Dreyfus Opportunistic Small Cap Portfolio

Dreyfus Quality Bond Portfolio *

❑	The Dreyfus Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares

❑	Fidelity® VIP Freedom Funds – Service Class 2 Shares

Fidelity® VIP Freedom 2005 Portfolio

Fidelity® VIP Freedom 2010 Portfolio

Fidelity® VIP Freedom 2015 Portfolio

Fidelity® VIP Freedom 2020 Portfolio

Fidelity® VIP Freedom 2025 Portfolio

Fidelity® VIP Freedom 2030 Portfolio

Fidelity® VIP Freedom Income Portfolio

❑	Fidelity® VIP FundsManager Portfolios – Service Class 2 Shares

Fidelity® VIP FundsManager 20% Portfolio

Fidelity® VIP FundsManager 50% Portfolio

Fidelity® VIP FundsManager 70% Portfolio

Fidelity® VIP FundsManager 85% Portfolio

❑	Fidelity® Variable Insurance Products (“VIP”) Funds – Service Class Shares

Fidelity® VIP Growth Portfolio

Fidelity® VIP Index 500 Portfolio

Fidelity® VIP Mid Cap Portfolio

❑	Franklin Templeton Variable Insurance Products (“VIP”) Trust – Class 2 Shares

Franklin Small-Mid Cap Growth VIP Fund

Franklin Small Cap Value VIP Fund

Templeton Developing Markets VIP Fund *

❑	Goldman Sachs Variable Insurance Trust – Institutional Class Shares

Goldman Sachs Strategic Growth Fund *

Goldman Sachs Mid Cap Value Fund *

Goldman Sachs Small Cap Equity Insights Fund

❑	Janus Aspen Series

Janus Henderson VIT Balanced Portfolio (Service Class Shares)

Janus Henderson VIT Enterprise Portfolio (Service Class Shares) *

Janus Henderson VIT Forty Portfolio (Institutional Class Shares)

❑	PIMCO Variable Insurance Trust (“VIT”) – Administrative Class Shares

PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)

PIMCO VIT Low Duration Portfolio

❑	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares

PVC Capital Appreciation Account *

PVC Equity Income Account *

PVC MidCap Account *

PVC SmallCap Account

❑	Principal Variable Contracts Funds, Inc. (“PVC”) Strategic Asset Management (“SAM”) Portfolios – Class 2 Shares

PVC SAM Balanced Portfolio

PVC SAM Conservative Balanced Portfolio

PVC SAM Conservative Growth Portfolio

PVC SAM Flexible Income Portfolio

PVC SAM Strategic Growth Portfolio

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors.”

A prospectus for each of the portfolios available through this Contract must accompany this prospectus. Please read these documents before investing and save them for future reference.

To learn more about the Contract, you may want to read the Statement of Additional Information dated May 21, 2018 (known as the “SAI”). For a free copy of the SAI, contact us at:

Farmers New World Life Insurance Company

Service Center

P.O. Box 724208

Atlanta, Georgia 31139

Phone: 1-877-376-8008 (toll free) 8:00 a.m. to 6:00 p.m. Eastern Time

We have filed the SAI with the U.S. Securities and Exchange Commission (“SEC”) and have incorporated it by reference into this prospectus. (It is legally a part of this prospectus.) The SAI’s table of contents appears at the end of this prospectus.

The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us. You may also read and copy these materials at the SEC’s public reference room in Washington, D.C. Call

1-800-SEC-0330 for information about the SEC’s public reference room.

The Securities and Exchange Commission has not approved or disapproved this Contract or determined that this prospectus is accurate or complete.

Anyone who tells you otherwise is committing a Federal crime.

Not FDIC Insured	May Lose Value	No Bank Guarantee

Appendix A—Condensed Financial Information	A-1

Glossary

For your convenience, we are providing a glossary of the special terms we use in this prospectus.

Accumulation Unit. An accounting unit we use to calculate subaccount values during the Pay-in Period. It measures the net investment results of each of the subaccounts.

Annuitant. You are the Annuitant, unless you state otherwise in your application. Before any annuity payments begin, the Annuitant is the person (or persons) on whose life (or lives) the Contract is issued. When annuity payments begin, the Annuitant is a person during whose lifetime we may make payments under one of the annuity options. You may select joint Annuitants.

Annuity Start Date. The date when we will begin to pay annuity payments to you or a person you designate under the annuity option you selected.

Beneficiary. The person you select to receive the death benefit if you or the last surviving Annuitant dies before the Annuity Start Date.

Business Day/Valuation Day. Each day that the NYSE is open for regular trading. Farmers New World Life Insurance Company is open to administer the Contract on each day the NYSE is open for regular trading. When we use the term “business day” in this prospectus, it has the same meaning as the term “valuation day” found in the Contract.

Cash Value. The Contract Value minus any applicable surrender charge, records maintenance charge, and premium tax.

Company (we, us, our, Farmers). Farmers New World Life Insurance Company.

Contract month, year or anniversary. A month, year or anniversary as measured from the Issue Date.

Contract Value. The sum of the amounts you have accumulated under the Contract. It is equal to the money you have under the Contract in the Variable Account and the Fixed Account.

Final Annuity Date. The Contract Anniversary when the oldest Annuitant is age 95.

Fixed Account. An option to which you can direct your money under the Contract. It provides a guarantee of principal and interest. The assets supporting the Fixed Account are held in our General Account and are not part of, or dependent on, the investment performance of the Variable Account.

Fixed Account Value. Your Contract Value in the Fixed Account.

Free Withdrawal Amount. An amount you can withdraw each Contract Year as a partial withdrawal or as part of a surrender without incurring a surrender charge.

Fund or Funds. Investment companies that are registered with the SEC. This Contract allows you to invest in the portfolios of the funds that are listed on the front page of this prospectus.

General Account. The account containing all of Farmers’ assets, other than those held in its separate accounts.

Home Office. The address of our Home Office is 3003 77th Avenue S.E., Mercer Island, Washington 98040.

Issue Date. The date on which we credit the initial Premium Payment to your Contract. It is also the date when, depending on your state of residence, we allocate your premium(s) either entirely to the Fixed Account, or to the Fixed Account and the subaccounts you selected on your application.

Net Investment Factor. The factor we use to determine the value of an Accumulation Unit at the end of each valuation period. We determine the Net Investment Factor separately for each subaccount.

NYSE. The New York Stock Exchange.

Pay-in Period. The period that begins when we issue your Contract and ends on the Annuity Start Date. During the Pay-in Period, earnings accumulate on a tax-deferred basis until you take money out.

Payout Period. The period beginning on the Annuity Start Date during which you or the person you designate will receive annuity payments.

Portfolio. A series of a Fund with its own objectives and policies, which represents shares of beneficial interest in a separate portfolio of securities and other assets. Portfolio is sometimes referred to herein as “Fund”.

Premium Payment. Amount you pay to us for the Contract. When we use the term “Premium Payment” in this prospectus, it means a Premium Payment less any applicable premium taxes.

Qualified Contract. A Contract issued in connection with a retirement plan that qualifies for special Federal income tax treatment under the Tax Code.

Service Center. The address of the Service Center is P.O. Box 724208, Atlanta, Georgia 31139. Infosys McCamish Systems, LLC (registered and known as “McCamish Systems, LLC Insurance Administrators” in the State of California only) is the administrator of the Contract. You can call the Service Center toll-free at 1-877-376-8008.

Subaccount. A subdivision of the Variable Account that invests exclusively in shares of one portfolio of a fund. The investment performance of each subaccount is linked directly to the investment performance of the portfolio in which it invests.

Surrender. The termination of a Contract at the option of the Owner.

Tax Code. The Internal Revenue Code of 1986, as amended.

Valuation Period. The period of time over which we determine the change in the value of the subaccounts in order to price Accumulation Units. Each valuation period begins at the close of regular trading on the NYSE (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) on each Business Day and ends at the close of regular trading on the NYSE on the next Business Day.

Variable Account. Farmers Annuity Separate Account A. It is a separate investment account divided into subaccounts, each of which invests in a corresponding portfolio of a designated fund.

Variable Account Value. The portion of the total value of your Contract that is allocated to the subaccounts of the Variable Account.

Written Notice. The Written Notice you must sign and send to us to request or exercise your rights as Owner under the Contract. To be complete, it must: (1) be in a form we accept; (2) contain the information and documentation that we determine is necessary, and (3) be received at our Service Center.

You (your, Owner). The person(s) entitled to exercise all rights as owner under the Contract.

Summary

This summary provides only a brief overview of the more important features of the Contract. You may obtain more detailed information about the Contract later in this prospectus and in the Statement of Additional Information (“SAI”). Please read the remainder of this prospectus carefully.

Your Contract in General

Tax-Deferred Accumulation. This annuity is a contract between you (the Contract Owner) and Farmers (an insurance company) in which you agree to make one or more payments to us and, in return, we agree to pay a series of payments to you at a later date. The Contract gives you the opportunity to accumulate earnings on your Contract Value that are generally tax-deferred until you take money out of the Contract by surrender, partial cash withdrawals, we make annuity payments to you, or we pay the death benefit. Your Contract Value will increase or decrease depending on the investment performance of the subaccounts, the premiums you pay, the fees and charges we deduct, the interest we credit to any money you place in the Fixed Account, and the effects of any Contract transactions (such as transfers and partial withdrawals) on your Contract Value.

Annuity Pay-in and Payout Periods. Like all deferred annuities, the Contract has two phases: the “Pay-in” Period and the “Payout” Period. During the Pay-in Period, you can allocate money to any combination of investment alternatives offered under the Contract. The Payout Period begins once you start receiving regular annuity payments from the Contract. You may receive annuity payments under one of three fixed annuity payment options. The money you can accumulate during the Pay-in Period will directly determine the dollar amount of any annuity payments you receive.

Death Benefit. The Contract also offers a death benefit payable if any Owner or the last surviving Annuitant dies before the Annuity Start Date. You may select for an additional fee the optional Guaranteed Minimum Death Benefit that provides an enhanced death benefit if the last surviving Annuitant dies before the Annuity Start Date.

Retirement Savings Vehicle. The Contract is designed to be long-term in nature in order to provide significant annuity benefits for you. You should not purchase this Contract if you intend to withdraw most of your Contract Value before you reach age 59 1/2. You could incur significant tax penalties and lose the annuity benefits of the Contract if you withdraw your money before you are age 59 1/2 .

Fixed Account. You may place money in the Fixed Account where we guarantee that it will earn interest for one-year periods at a guaranteed rate of at least 3%. We may declare higher rates of interest, but are not obligated to do so. Money you place in the Fixed Account will be reduced by some of the fees and charges we assess. The Fixed Account is part of our General Account.

Variable Account. You may allocate premium(s) and Contract Value to one or more of the 47 subaccounts listed on the cover page. Each subaccount invests exclusively in one of the portfolios listed on the cover of this prospectus. We reserve the right to offer other subaccounts in the future. Your investment returns on amounts you allocate to the subaccounts will fluctuate each day with the investment performance of these subaccounts and will be reduced by Contract and portfolio company charges. You bear the entire investment risk for amounts you allocate to the subaccounts.

Premium Flexibility

Minimum Premium. This Contract requires you to pay an initial premium of at least $500. The initial premium is the only premium we require you to pay.

Flexible Premiums. You can pay additional premiums of $500 or more ($50 or more for IRAs and/or if you authorize us to draw on an account by check or electronic debit) at any time before the Annuity Start Date. We may limit the total premium(s) paid to us during any Contract Year. You may also choose to have premiums deducted directly from your bank account.

Right-to-Examine Period. You may cancel your Contract for a refund during the Right-to-Examine Period by returning it to our Home Office. In most states, the Right-to-Examine period expires 10 days after you receive the issued Contract. If you decide to cancel the Contract during the Right-to-Examine period, we will generally refund an amount equal to the greater of Contract Value at the end of the Business Day on which we receive the returned Contract at our Home Office or the sum of all premiums you have paid into the Contract (a “Free-Look refund”). The terms of the Right-to-Examine period may be different for Contract Owners over age 60 who purchase their Contract in California.

Contract Availability. The Contract was available for qualified and non-qualified retirement plans. The Contract is currently not available for sale.

Death Benefit

Standard Death Benefit. Unless you purchase the optional Guaranteed Minimum Death Benefit Rider, we will pay the standard death benefit to the beneficiary on the death of either any Owner or the last surviving Annuitant before the Annuity Start Date. If the last surviving Annuitant (or an Owner who is an Annuitant) dies before his or her 80th birthday, we will pay the standard death benefit, which equals the greater of:

◾	the Contract Value on the later of the date that we receive due proof of death and the date when we receive the beneficiary’s instructions on payment method; or
◾	the minimum death benefit totaling the sum of all premiums paid, minus proportional reductions for withdrawals.

In all other cases (including the death of an Owner who is not an Annuitant), the standard death benefit equals the Contract Value determined on the later of the date that we receive due proof of death and the date when we receive the beneficiary’s instructions on payment method.

Optional Guaranteed Minimum Death Benefit. On your application, you may select for an additional fee the optional Guaranteed Minimum Death Benefit. This rider may not be available in all states, and may vary by state. The Guaranteed Minimum Death Benefit provides an enhanced death benefit only if the last surviving Annuitant dies before the Annuity Start Date and before any Owner dies. This enhanced death benefit is payable on the death of an Owner only if that Owner is the first Owner to die and is the last surviving Annuitant. You may select the Guaranteed Minimum Death Benefit only on your Contract application. If you select this benefit, we will deduct a substantial additional daily charge from the subaccounts at an annual rate of 0.25%.

On the death of the last surviving Annuitant, the Guaranteed Minimum Death Benefit will equal the greatest of the following:

◾	the standard death benefit described above;
◾

premiums you paid accumulated daily with interest compounded at 4% per year until the earlier of: (i) the date of death, or (ii) the Contract Anniversary on or next following the last surviving Annuitant’s 80th birthday; minus proportional reductions for withdrawals; or

◾

the Greatest Anniversary Value on any Contract Anniversary through the earlier of the date of death or the Contract Anniversary on or next following the last surviving Annuitant’s 80th birthday, minus proportional reductions for withdrawals.

A different death benefit calculation applies if the last surviving Annuitant dies after the Contract Anniversary on or next following the Annuitant’s 80th birthday. See “Death Benefit Before the Annuity Start Date, Guaranteed Minimum Death Benefit Provisions.”

Death Benefit On or After the Annuity Start Date. Upon the death of the Annuitant on or after the Annuity Start Date, we will pay any remaining guaranteed payments to the beneficiary as provided in the annuity option you selected.

Partial Withdrawals and Surrender

Partial Withdrawals. At any time during the Pay-in Period, you may submit a written request to withdraw part of your Cash Value, subject to the following rules. A partial withdrawal may have adverse tax consequences.

◾	You may make only 1 withdrawal each calendar quarter.
◾	You must request at least $100.
◾	You may not make a partial withdrawal if the withdrawal plus the surrender charge would cause the Contract Value to fall below $500.
◾	Surrender charges may apply.

Surrender. At any time during the Pay-in Period, you may submit a written request to surrender your Contract and receive its Cash Value (that is, the Contract Value minus any surrender charge, minus any premium taxes not previously deducted, and minus the Records Maintenance Charge, unless waived). A surrender may have adverse tax consequences and be subject to a surrender charge. Your access to amounts held in Qualified Contracts may be restricted or prohibited.

Surrender Charge. We calculate the surrender charge on surrenders and partial withdrawals from the date you made the Premium Payment(s) being withdrawn. The surrender charge applies during the entire seven year period following each Premium Payment, and will vary depending on the number of years since you made the Premium Payment(s) being withdrawn.

Number of Complete Years From Date of Premium Payment:	0	1	2	3	4	5	6	7	+

Surrender Charge:	7%	6%	5%	5%	4%	3%	2%	0

We do not assess a surrender charge on:

◾	the death benefit;
◾	the withdrawal of Premium Payments you paid us more than seven years ago;
◾	withdrawals that qualify under the waiver of surrender charge riders as extended hospitalization or confinement to a skilled nursing facility or terminal illness (see “Surrender Charge”);
◾	the Free Withdrawal Amount; or
◾	Free-Look refunds.

Each Contract Year, you may withdraw the Free Withdrawal Amount, which is an amount up to the greater of:

◾	Contract Value minus the excess of total premiums over prior withdrawals that were previously assessed a surrender charge; or
◾	10% of the Contract Value determined at the time the withdrawal is requested.

Systematic Payment Plan. You may elect our systematic withdrawal plan option whereby, after the first Contract Year, you may receive periodic payments of at least $100 on a monthly basis during the Pay-in Period.

Transfers

At any time during the Pay-in Period and after the Right-to-Examine Period, you may make an unlimited number of transfers from and among the separate accounts. You may make one transfer each Contract Year from the Fixed Account.

This Contract and the underlying portfolios are not designed for market timers. However, there is no assurance that we will be able to identify and prevent all market timing and other forms of disruptive trading in the Contract and the underlying portfolios. For a discussion of our policies and procedures on market timing and of the potential costs and risks to you that can result if market timing or disruptive trading occurs in the underlying portfolios, see “Policy and Procedures Regarding Disruptive Trading and Market Timing” below.

•	Your transfer from the subaccounts or the Fixed Account must be a minimum of $100 or the total value in a subaccount or Fixed Account, if less.

•	Your Contract Value remaining in a subaccount or the Fixed Account after a transfer must be at least $500, or we will transfer the total value.

•	You can make a transfer from the Fixed Account only during the 30 days following a Contract Anniversary.

•	You cannot make a transfer from any subaccount to the Fixed Account during the 6 month period following any transfer from the Fixed Account into one or more subaccounts.

•	We charge $25 for the 13th and each additional transfer during a Contract Year. Transfers made under the asset rebalancing or dollar cost averaging programs do not count toward the 12 free transfers.

Automatic Asset Rebalancing Program. Under the Automatic Asset Rebalancing (“AAR”) program, we will automatically transfer amounts among the subaccounts each quarter to reflect your most recent instructions for allocating premiums. No transfer fees are assessed under this program. Transfers under this program do not count toward the 12 free transfers permitted each Contract Year. We do not include any money allocated to the Fixed Account in the rebalancing. The AAR program is not available if you elect to enroll in the Dollar Cost Averaging program discussed below.

Dollar Cost Averaging Program. The Dollar Cost Averaging Program permits you to systematically transfer (on each monthly anniversary of the Issue Date) a set dollar amount from the Fixed Account to up to 8 subaccounts. The minimum transfer amount is $100. No transfer fees are assessed under this program. Transfers under this program do not count toward the 12 free transfers permitted each Contract Year. The Dollar Cost Averaging program is not available if you elect to enroll in the Automatic Asset Rebalancing program discussed above.

Annuity Provisions

Annuity Options. You may receive income payments under one of three fixed annuity options beginning on the Annuity Start Date you select. The Final Annuity Date, which is the latest Annuity Start Date you may select, is the Contract Anniversary when the oldest Annuitant is age 95. You may receive income payments for a specific period of time, or for life with or without a guaranteed number of payments.

We will use your Cash Value on the Annuity Start Date to calculate the amount of your income payments under the annuity option you choose.

Federal Tax Status

Generally, a Contract’s earnings are not taxed until you take them out. For Federal tax purposes, if you take money out of a non-qualified Contract during the Pay-in Period, including a surrender or partial withdrawal payment, earnings come out first and are taxed as ordinary income. Different tax consequences may apply for a Qualified Contract. If you are younger than 59 1/2 when you take money out, you also may be charged a 10% Federal penalty tax on the taxable portion of the payment. The annuity payments you receive during the payout phase are considered partly a return of your original investment so that part of each payment is not taxable as income until the “investment in the Contract” has been fully recovered.

Death benefits are taxable and generally are included in the income of the recipient as follows: if received under an annuity option, death benefits are taxed in the same manner as annuity payouts; if not received under an annuity option (for instance, if paid out in a lump sum), death benefits are taxed in the same manner as a surrender. For a further discussion of the Federal tax status of variable annuity contracts, see “Federal Tax Considerations.”

Inquiries

If you need additional information, please contact us at:

Service Center

P.O. Box 724208

Atlanta, Georgia 31139

Phone: 1-877-376-8008 (toll-free) 8:00 a.m. to 6:00 p.m. Eastern Time

Fee Table

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and charges that you will pay at the time that you buy the Contract, take a partial withdrawal, annuitize the Contract, surrender the Contract, or transfer Contract Value between the subaccounts and/or the Fixed Account. State premium taxes may also be deducted.

Owner Transaction Expenses

Sales Charge Imposed on Premium Payments	None
Maximum Surrender Charge (as a percentage of your premium payment)[1]	7%
Transfer Fee[2]	$25 after 12 transfers per year

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including portfolio fees and expenses.

Periodic Charges other than Portfolio Expenses

Records Maintenance Charge[3]	$30
Variable Account Annual Expenses
(as a percentage of average daily net assets in the subaccounts)

With Both the Guaranteed Minimum Death Benefit and the Guaranteed Retirement Income Benefit[4]
Mortality and Expense Risk Charge	1.45%
Administrative Charge	0.20%

Total Variable Account Annual Expenses	1.65%

With Either the Guaranteed Minimum Death Benefit or the Guaranteed Retirement Income Benefit[4]
Mortality and Expense Risk Charge	1.20%
Administrative Charge	0.20%

Total Variable Account Annual Expenses	1.40%

With Standard Death Benefit Only
Mortality and Expense Risk Charge	0.95%
Administrative Charge	0.20%

Total Variable Account Annual Expenses	1.15%

[1]

We do not assess a surrender charge on death benefit payments. We do assess a surrender charge if you surrender your Contract, partially withdraw its Cash Value, or annuitize under the Contract while surrender charges are applicable.

[2]

We do not assess transfer fees on transfers under the Dollar Cost Averaging or Automatic Asset Rebalancing programs. Transfers under these programs do not count toward the twelve free transfers permitted each Contract Year.

[3]

We will also deduct the Records Maintenance Charge on the Annuity Start Date or the date you surrender your Contract. We waive this fee for Contracts with a Contract Value of $50,000 or more on the date the fee is assessed.

[4]

We no longer offer the Guaranteed Retirement Income Benefit Rider. If you have elected the Guaranteed Retirement Income Benefit rider and your initial Contract application was signed and dated before June 18, 2003, your Guaranteed Retirement Income Benefit rider remains in force, a 0.25% Mortality and Expense Risk Charge will continue to be assessed, and our obligations and duties to you under this rider will not change.

The following table shows the range of portfolio fees and expenses for the fiscal year ended December 31, 2017. Expenses of the portfolios may be higher or lower in the future. You can obtain more detailed information concerning each portfolio’s fees and expenses in the prospectus for each portfolio.

Range of Annual Operating Expenses for the Portfolios1

	Lowest	Highest
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses)	0.20%	1.42%

[1]

The portfolio expenses used to prepare this table were provided to Farmers by the fund(s). Farmers has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2017. Current or future expenses may be greater or less than those shown.

Redemption Fees

A portfolio may assess a redemption fee of up to 2% on subaccount assets that are redeemed out of the portfolio in connection with a withdrawal or transfer. Each portfolio determines the amount of the redemption fee and when the fee is imposed. The redemption fee will reduce your Contract Value. For more information, see the portfolio prospectus.

The expenses shown above are deducted by each underlying portfolio before the portfolio provides us with its daily net asset value. We then deduct applicable Variable Account charges from the net asset value to calculate the unit value of the corresponding subaccount. The management fees and other expenses are more fully described in the prospectus for each underlying portfolio. Information relating to the portfolios was provided to us by the portfolios and was not independently verified by us.

Example of Maximum Charges

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. The Example shows the maximum costs of investing in the Contract, including transaction expenses, the Records Maintenance Charge of $30, the Variable Account charges of 1.65%, and maximum Annual Portfolio Operating Expenses of 1.42%.

The Example assumes that you invested $10,000 in the portfolio with the highest expenses, chose the riders with the highest costs, and stayed in those options under the Contract for the time periods indicated. The Example also assumes that your investment earned a steady 5% return each year.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender or annuitize the Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$913	$1,410	$2,006	$3,411

(2)	If you do not surrender or annuitize the Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$313	$957	$1,625	$3,411

The Example does not reflect transfer fees or premium taxes (which may range up to 3.5%, depending on the jurisdiction). It also does not reflect any taxes or tax penalties you may be required to pay if you surrender your Contract.

The Record Maintenance Charge of $30 is reflected as an annual charge of 0.030% that is determined by dividing total Record Maintenance Charges collected during 2017 ($108,570) by total average net assets attributable to the Contract during 2017 ($365,434,509).

Please remember that the Example is an illustration and does not represent past or future expenses. Your actual expenses may be higher or lower than those shown. Similarly, your rate of return may be more or less than the 5% assumed in the Example.

Distribution Costs

For information concerning the compensation paid for the sale of the Contracts, see “Distribution of the Contracts.”

Condensed Financial Information

In Appendix A, we have included a financial history of two sets of Accumulation Unit values that reflect the highest and lowest levels of Variable Account Annual Expenses available under the Contract. Tables for one other set of Accumulation Unit values (that reflect the middle level of Variable Account Annual Expenses) are included in the SAI.

Farmers New World Life Insurance Company and the Fixed Account

Farmers New World Life Insurance Company

Farmers New World Life Insurance Company (“Farmers”) is the stock life insurance company issuing the Contract. We are obligated to pay all benefits under the Contracts. Farmers is located at 3003 77th Avenue S.E., Mercer Island, Washington 98040, and was incorporated under Washington law on February 21, 1910. Farmers established the Variable Account to support the investment options under this Contract and under other variable annuity contracts Farmers may issue. Farmers’ General Account supports the Fixed Account under the Contract.

Farmers is a direct wholly-owned subsidiary of Farmers Group, Inc. (“FGI”). FGI is a stock holding and management company. The ultimate controlling parent of FGI is Zurich Insurance Group Ltd, a publicly traded holding company listed on the Swiss Exchange, but not publicly traded in the U.S.

Farmers markets a broad line of individual life insurance products, including universal life, term life, variable universal life and whole life insurance products. Farmers currently is licensed to sell insurance in 49 states and the District of Columbia. Farmers is not licensed in New York.

The Fixed Account

You may allocate some or all of your Premium Payments and transfer some or all of your Contract Value to the Fixed Account. The Fixed Account offers a guarantee of principal accumulating at a specified rate of interest that will be reduced by deductions for fees and expenses. The Fixed Account is part of Farmers’ General Account. We use our General Account assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. Subject to applicable law, Farmers has sole discretion over investment of the Fixed Account’s assets. Farmers bears the full investment risk for all amounts contributed to the Fixed Account. Farmers guarantees that the amounts allocated to the Fixed Account will be credited interest daily at a net effective annual rate of at least the minimum guaranteed interest rate indicated in your contract. The guaranteed minimum interest rate will be between 1.0% and 3.0%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. All assets in the General Account are subject to our general liabilities from business operations.

Money you place in the Fixed Account will earn interest that is compounded annually and accrues daily at the current interest rate in effect at the time of your allocation. We intend to credit the Fixed Account with interest at the current rates in excess of the minimum guaranteed rate indicated in your contract, but we are not obligated to do so. We have no specific formula for determining current interest rates.

The Fixed Account Value will not share in the investment performance of our General Account. Because we, in our sole discretion, anticipate changing the current interest rate from time to time, different allocations You make to the Fixed Account will be credited with different current interest rates. You assume the risk that interest credited to amounts in the Fixed Account may not exceed the minimum guaranteed interest rate indicated in your Contract.

We reserve the right to change the method of crediting interest from time to time, provided that such changes do not reduce the guaranteed rate of interest below the minimum guaranteed interest rate indicated in your Contract per year or shorten the period for which the interest rate applies to less than one year (except for the year in which such amount is received or transferred).

We currently allocate amounts from the Fixed Account for partial withdrawals, transfers to the subaccounts, or charges for the monthly deduction on a last in, first out basis (“LIFO”) for the purpose of crediting interest.

The Fixed Account is not registered with the Securities and Exchange Commission (“SEC”). The disclosures included in this prospectus about the Fixed Account are for your information and have not been reviewed by the staff of the SEC. However, Fixed Account disclosures may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.

The Variable Account and the Portfolios

The Variable Account

Farmers established the Farmers Annuity Separate Account A (the “Variable Account”) as a Variable Account under the law of the state of Washington on April 6, 1999. Farmers owns the assets in the Variable Account. The Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”) and qualifies as a “separate account” within the meaning of the Federal securities laws. The Variable Account will receive and invest Premium Payments paid under the Contracts and under other variable annuity contracts we may issue in the future.

The income, gains and losses, realized or unrealized, from assets allocated to the Variable Account shall be credited to or charged against the Variable Account, without regard to other income, gains or losses of any other account we own or arising out of any other business we may conduct.

Although we own the assets in the Variable Account, these assets are held separately from our other assets and are not part of our General Account. The portion of the assets of the Variable Account equal to the required reserves and other contract liabilities of the Variable Account are not chargeable with liabilities that arise from any other business that we conduct. We have the right to transfer to our General Account any assets of the Variable Account that are in excess of such reserves and other liabilities.

The Variable Account is divided into subaccounts, each of which invests in shares of a portfolio of a fund. The Variable Account is subject to the laws of the State of Washington, which regulate the operations of insurance companies domiciled in Washington.

Changes to the Variable Account. We reserve the right in our sole discretion, and subject to applicable law, to add, close, remove, or combine one or more subaccounts, combine the Variable Account with one or more other separate accounts, or operate the Variable Account as a different kind of investment company. Subject to obtaining any approvals or consents required by law, the assets of one or more subaccounts may also be transferred to any other subaccount if, in our sole discretion, conditions warrant. In addition, we reserve the right to modify provisions of the Contract to reflect changes to the subaccounts and the Variable Account and to comply with applicable law. Some of these future changes may be the result of changes in applicable laws or interpretation of the law. You may obtain additional information regarding the substitutions of investments and resolving conflicts among funds in the SAI. You can obtain the SAI (at no cost) by writing to the Service Center at the address shown on the back cover or by calling 1-877-376-8008.

The Portfolios

Each subaccount of the Variable Account invests exclusively in shares of a designated portfolio of a fund. Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio. Each fund available under the Contract is registered with the SEC under the 1940 Act as an open-end, management investment company. Such registration does not involve supervision of the management or investment practices or policies of the funds by the SEC.

The assets of each portfolio are separate from the assets of any other portfolio, and each portfolio has separate investment objectives and policies. As a result, each portfolio operates as a separate investment portfolio and the income or losses of one portfolio has no effect on the investment performance of any other portfolio.

Each of the portfolios is managed by an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Each investment adviser is responsible for the selection of the investments of the portfolio. These investments must be consistent with the investment objective, policies and restrictions of that portfolio.

Some of the portfolios have been established by investment advisers that manage retail mutual funds sold directly to the public having similar names and investment objectives to the portfolios available under the Contract. While some of the portfolios may be similar to, and may in fact be modeled after, publicly traded mutual funds, you should understand that the portfolios are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any similarly named portfolio may differ substantially from the portfolios available through this Contract.

An investment in a subaccount, or in any portfolio, including the Deutsche Government Money Market VIP, is not insured or guaranteed by the U.S. Government and there can be no assurance that the Deutsche Government Money Market VIP will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to insurance charges, the yields on the money market subaccount may become extremely low and possibly negative.

Subaccounts Closed to New Investors

Eleven subaccounts, which invest in the following portfolios, are closed to new investors:

Portfolio	Fund	Effective Date
Calvert VP SRI Mid Cap Portfolio	Calvert Variable Series, Inc.	September 1, 2008
Deutsche Core Equity VIP	Deutsche Variable Series I	September 1, 2008
Deutsche Small Mid Cap Growth VIP	Deutsche Variable Series II	September 1, 2008
Dreyfus VIF Quality Bond Portfolio	Dreyfus Variable Investment Fund	September 1, 2008
Templeton Developing Markets VIP Fund	Franklin Templeton Variable Insurance Products Trust	September 1, 2008
Goldman Sachs Strategic Growth Fund	Goldman Sachs Variable Insurance Trust	September 1, 2008
Goldman Sachs Mid Cap Value Fund	Goldman Sachs Variable Insurance Trust	May 1, 2006
Janus Henderson VIT Enterprise Portfolio	Janus Aspen Series	September 1, 2008
Principal PVC Equity Income Account	Principal Variable Contracts Funds, Inc.	September 1, 2008
Principal PVC MidCap Account	Principal Variable Contracts Funds, Inc.	September 1, 2008
Principal PVC Capital Appreciation Account	Principal Variable Contracts Funds, Inc.	September 1, 2008

If you purchased your Contract before the effective date shown in the table above, and had Contract Value allocated to an affected subaccount on the effective date, you may:

(1)	remain invested in the affected subaccount;
(2)	continue to allocate new premium to the affected subaccount; and
(3)	transfer into and out of the affected subaccount.

However, if and when you fully transfer out of an affected subaccount, you will not be permitted to allocate new premium to that subaccount or to transfer Contract Value into or out of that subaccount.

Investment Objectives of the Portfolios

The following table summarizes each portfolio’s investment objective(s) and policies. There is no assurance that any of the portfolios will achieve its stated objective(s). You can find more detailed information about the portfolios, including a description of the risks, conditions of investing, and fees and expenses of each portfolio in the prospectuses for the portfolios that are attached to this prospectus. You should read the prospectuses carefully.

Portfolio	Investment Objective and Investment Adviser
Calvert VP SRI Mid Cap Portfolio *	The fund seeks to provide long-term capital appreciation by investing primarily in a portfolio of the equity securities of mid-sized companies that are undervalued but demonstrate a potential for growth. Calvert Research and Management (“CRM” or the “Adviser”) is the investment adviser to the Portfolio.
Deutsche Bond VIP (Series I) (Class A Shares)	The fund seeks to maximize total return consistent with preservation of capital and prudent investment management. Deutsche Investment Management Americas Inc. is the investment adviser for the fund.
Deutsche CROCI® U.S. VIP (Series II) (Class A Shares)	The fund seeks to achieve a high rate of total return. Deutsche Investment Management Americas Inc. is the investment adviser for the fund.
Deutsche Global Small Cap VIP (Series I) (Class A Shares)	The fund seeks above-average capital appreciation over the long term. Deutsche Investment Management Americas Inc. is the investment adviser for the fund.
Deutsche Government & Agency Securities VIP (Series II) (Class A Shares)	The fund seeks high current income consistent with preservation of capital. Deutsche Investment Management Americas Inc. is the investment adviser for the fund.
Deutsche Core Equity VIP (Series I) (Class A Shares)*	The fund seeks long-term growth of capital, current income and growth of income. Deutsche Investment Management Americas Inc. is the investment adviser for the Fund.
Deutsche High Income VIP (Series II) (Class A Share Class)	The fund seeks to provide a high level of current income. Deutsche Investment Management Americas Inc. is the investment adviser for the fund.
Deutsche CROCI® International VIP (Series I) (Class A Share Class)	The fund seeks long-term growth of capital. Deutsche Investment Management Americas Inc. is the investment adviser for the fund.
Deutsche Government Money Market VIP (Series II) (Class A Share Class)	The fund seeks maximum current income to the extent consistent with stability of principal. Deutsche Investment Management Americas Inc. is the investment adviser for the fund.
Deutsche Small Mid Cap Growth VIP (Series II) (Class A Shares)*	The fund seeks long-term capital appreciation. Deutsche Investment Management Americas Inc. is the investment adviser for the fund.
Dreyfus VIF Opportunistic Small Cap Portfolio (Service Class Shares)	The fund seeks capital growth. The Dreyfus Corporation (Dreyfus) is the investment adviser for the fund.
Dreyfus VIF Quality Bond Portfolio (Service Class Shares)*	The fund seeks to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (Dreyfus) is the investment adviser for the fund.

Portfolio	Investment Objective and Investment Adviser
The Dreyfus Sustainable U.S. Equity Portfolio, Inc. (Service Class Shares)	The fund seeks long-term capital appreciation. The Dreyfus Corporation is the investment adviser for the fund. Newton, an affiliate of Dreyfus, is the sub-adviser.
Fidelity® VIP Growth Portfolio (Service Class Shares)	The fund seeks to achieve capital appreciation. FMR (the Adviser) is the fund’s manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.
Fidelity® VIP Index 500 Portfolio (Service Class Shares)	The fund seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index. Fidelity Management & Research Company (FMR) (the Adviser) is the fund’s manager. Geode Capital Management, LLC (Geode) and FMR Co., Inc. (FMRC) serve as sub-advisers for the fund.
Fidelity® VIP Mid Cap Portfolio (Service Class Shares)	The fund seeks long-term growth of capital. Fidelity Management & Research Company (FMR) (the Adviser) is the fund’s manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.
Fidelity® VIP Freedom 2005 (Service Class 2 Shares)	The fund seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. FMRC (the Adviser), an affiliate of Fidelity Management & Research Company (FMR), is the fund’s manager.
Fidelity® VIP Freedom 2010 (Service Class 2 Shares)	The fund seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. FMRC (the Adviser), an affiliate of Fidelity Management & Research Company (FMR), is the fund’s manager.
Fidelity® VIP Freedom 2015 (Service Class 2 Shares)	The fund seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. FMRC (the Adviser), an affiliate of Fidelity Management & Research Company (FMR), is the fund’s manager.
Fidelity® VIP Freedom 2020 (Service Class 2 Shares)	The fund seeks high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond. FMRC (the Adviser), an affiliate of Fidelity Management & Research Company (FMR), is the fund’s manager.
Fidelity® VIP Freedom 2025 (Service Class 2 Shares)	The fund seeks high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond. FMRC (the Adviser), an affiliate of Fidelity Management & Research Company (FMR), is the fund’s manager.
Fidelity® VIP Freedom 2030 (Service Class 2 Shares)	The fund seeks high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond. FMRC (the Adviser), an affiliate of Fidelity Management & Research Company (FMR), is the fund’s manager.
Fidelity® VIP Freedom Income (Service Class 2 Shares)	The fund seeks high total return with a secondary objective of principal preservation. FMRC (the Adviser), an affiliate of Fidelity Management & Research Company (FMR), is the fund’s manager.
Fidelity® VIP FundsManager 20% Portfolio (Service Class 2 Shares)	The fund seeks high current income and, as a secondary objective, capital appreciation. FMR Co., Inc. (FMRC) (the Adviser), an affiliate of Fidelity Management & Research Company (FMR), is the fund’s manager.
Fidelity® VIP FundsManager 50% Portfolio (Service Class 2 Shares)	The fund seeks high total return. FMR Co., Inc. (FMRC) (the Adviser), an affiliate of Fidelity Management & Research Company (FMR), is the fund’s manager.
Fidelity® VIP FundsManager 70% Portfolio (Service Class 2 Shares)	The fund seeks high total return. FMR Co., Inc. (FMRC) (the Adviser), an affiliate of Fidelity Management & Research Company (FMR), is the fund’s manager.

Portfolio	Investment Objective and Investment Adviser
Fidelity® VIP FundsManager 85% Portfolio (Service Class 2 Shares)	The fund seeks high total return. FMR Co., Inc. (FMRC) (the Adviser), an affiliate of Fidelity Management & Research Company (FMR), is the fund’s manager.
Franklin Small Cap Value VIP Fund (Class 2 Shares)	The fund seeks long-term total return. Franklin Advisory Services, LLC is the investment adviser for the fund.
Franklin Small-Mid Cap Growth VIP Fund (Class 2 Shares)	The fund seeks long-term capital growth. Franklin Advisers, Inc. is the investment adviser for the fund.
Goldman Sachs VIT Strategic Growth Fund (Institutional Class Shares)*	The fund seeks long-term growth of capital. Goldman Sachs Asset Management, L.P. is the investment adviser for the fund (the “Investment Adviser” or “GSAM”).
Goldman Sachs VIT Mid Cap Value Fund (Institutional Class Shares)*	The fund seeks long-term capital appreciation. Goldman Sachs Asset Management, L.P. is the investment adviser for the fund (the “Investment Adviser” or “GSAM”).
Goldman Sachs VIT Small Cap Equity Insights Fund (Institutional Class Shares)	The fund seeks long-term growth of capital. Goldman Sachs Asset Management, L.P. is the investment adviser for the fund (the “Investment Adviser” or “GSAM”).
Janus Henderson VIT Balanced Portfolio (Service Shares)	The fund seeks long-term capital growth, consistent with preservation of capital and balanced by current income. Janus Capital Management LLC is the investment adviser for the fund.
Janus Henderson VIT Forty Portfolio (Institutional Shares)	The fund seeks long-term growth of capital. Janus Capital Management LLC is the investment adviser for the fund.
Janus Henderson VIT Enterprise Portfolio (Service Shares)*	The fund seeks long-term growth of capital. Janus Capital Management LLC is the investment adviser for the fund.
PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) (Administrative Class Shares)	The fund seeks maximum total return, consistent with preservation of capital and prudent investment management. PIMCO is the investment adviser for the fund.
PIMCO VIT Low Duration Portfolio (Administrative Class Shares)	The fund seeks maximum total return, consistent with preservation of capital and prudent investment management. PIMCO is the investment adviser for the fund.
Principal PVC Equity Income Account (Class 2 Shares)*	The fund seeks to provide a current income and long-term growth of income and capital. Principal Global Investors, LLC is the investment adviser for the fund.
Principal PVC MidCap Account (Class 2 Shares)*	The fund seeks to provide long-term growth of capital. Principal Global Investors, LLC is the investment adviser for the fund.
Principal SAM Balanced Portfolio (Class 2 Shares)	The fund seeks to provide as high a level of total return (consisting of reinvested income and capital appreciation) as is consistent with reasonable risk. Principal Global Investors, LLC is the investment adviser for the fund.
Principal SAM Conservative Balanced Portfolio (Class 2 Shares)	The fund seeks to provide a high level of total return (consisting of reinvestment of income and capital appreciation) as is consistent with reasonable risk. Principal Global Investors, LLC is the investment adviser for the fund.
Principal SAM Conservative Growth Portfolio (Class 2 Shares)	The fund seeks to provide long-term capital appreciation. Principal Global Investors, LLC is the investment adviser for the fund.
Principal SAM Flexible Income Portfolio (Class 2 Shares)	The fund seeks to provide a high level of total return (consisting of reinvestment of income with some capital appreciation). Principal Global Investors, LLC is the investment adviser for the fund.
Principal SAM Strategic Growth Portfolio (Class 2 Shares)	The fund seeks to provide long-term capital appreciation. Principal Global Investors, LLC is the investment adviser for the fund.

Portfolio	Investment Objective and Investment Adviser
Principal PVC SmallCap Account (Class 2 Shares)	The fund seeks long-term growth of capital. Principal Global Investors, LLC is the investment adviser for the fund.
Principal PVC Capital Appreciation Account (Class 2 Shares) *	The fund seeks to provide long-term growth of capital. Principal Global Investors, LLC is the investment adviser for the fund.
Templeton Developing Markets VIP (Class 2 Shares)*	Then fund seeks long-term capital appreciation. Templeton Asset Management Ltd. (Asset Management) is the investment adviser for the fund.

*	The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors.”

In addition to the Variable Account, the funds may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies as well as to qualified plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the funds simultaneously. Although neither Farmers, nor the mutual funds currently foresee any such disadvantages, either to variable life insurance Policy Owners or to variable annuity contract Owners, each fund’s Board of Directors (or Trustees) will monitor events in order to identify any material conflicts between the interests of such variable life insurance Policy Owners and variable annuity contract Owners, and will determine what action, if any, it should take. Such action could include the sale of fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in Federal income tax laws, or (3) differences in voting instructions given by those variable life insurance Owners and those given by variable annuity contract Owners. If a fund’s Board of Directors (or Trustees) were to conclude that separate funds should be established for variable life insurance and variable annuity separate accounts, Farmers will bear the attendant expenses, but variable life insurance Policy Owners and variable annuity contract Owners would no longer have the economies of scale resulting from a larger combined fund.

Please read the attached prospectuses for the portfolios to obtain more complete information before you invest.

Selection of the Portfolios

The portfolios offered through the Contracts are selected by Farmers, and Farmers may consider various factors, including, but not limited to asset class coverage, the strength of the investment adviser’s (and/or subadviser’s) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. We also consider whether the portfolio or one of its service providers (e.g., the investment adviser) will make payments to us in connection with certain administrative, marketing, and support services, or whether the portfolio’s adviser was an affiliate. We review the portfolios periodically and may remove a portfolio, or limit its availability to new premiums and/or transfers of Contract Value if we determine that a portfolio no longer satisfies one or more of the selection criteria and/or if the portfolio has not attracted significant allocations from Contract Owners.

You are responsible for choosing to invest in the portfolios and the amounts allocated to each that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since you bear the investment risk of investing in the subaccounts, you should carefully consider any decisions regarding allocations of premium and Contract Value to each subaccount.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the portfolios that is available to you, including each portfolio’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources such as the portfolio’s website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a portfolio. After you select subaccounts in which to allocate premium or Contract Value, you should monitor and periodically re-evaluate your investment allocations to determine if they are still appropriate.

You bear the risk that the Contract Value of your Contract may decline as a result of the performance of the subaccounts you have chosen.

We do not provide investment advice and we do not recommend or endorse any of the particular portfolios available as investment options in the Contract.

Revenue We Receive From the Portfolios and/or Their Service Providers. We (and our affiliates) may directly or indirectly receive payments from the portfolios and/or their service providers (investment advisers, administrators, and/or distributors), in connection with certain administrative, marketing and other services we (and our affiliates) provide and expenses we incur. We (and/or our affiliates) generally receive three types of payments:

•

Rule 12b-1 Fees. We and/or our affiliate, Farmers Financial Solutions, LLC (“FFS”), the principal underwriter and distributor for the Contracts, receive some or all of the 12b-1 fees from the portfolios that charge a 12b-1 fee. See the prospectuses for the funds for more information. The 12b-1 fees we and/or FFS receive are calculated as a percentage of the average daily net assets of the portfolios owned by the subaccounts available under this Contract and certain other variable insurance products that we issue.

•

Administrative, Marketing and Support Service Fees (“Support Fees”). We and/or FFS may receive compensation from some of the portfolios’ service providers for administrative and other services we perform relating to Variable Account operations that might otherwise have been provided by the portfolios. The amount of this compensation is based on a percentage of the average assets of the particular portfolios attributable to the Contract and to certain other variable insurance products that we issue. These percentages currently range from 0.00% to 0.25% and may be significant. Some service providers may pay us more than others.

The chart below provides the current maximum combined percentages of 12b-1 fees and Support Fees that we anticipate will be paid to us and/or FFS on an annual basis:

Incoming Payments to Farmers and/or FFS
From the following Funds and their Service Providers:	Maximum % of assets*	From the following Funds and their Service Providers:	Maximum % of assets*
Deutsche	0.25%	Goldman Sachs	0.00%
Dreyfus	0.25%	Janus	0.25%
Fidelity®	0.25%	PIMCO	0.15%
Franklin Templeton	0.25%	Principal	0.25%
*	Payments are based on a percentage of the average assets of each underlying portfolio owned by the subaccounts available under this Contract and under certain other variable insurance products offered by us.

•

Other Payments. We and/or FFS also may directly or indirectly receive additional amounts or different percentages of assets under management from some of the portfolio’s service providers with regard to the variable insurance products we issue. These payments may be derived, in whole or in part, from the advisory fees deducted from assets of the portfolios. Contract Owners, through their indirect investment in the portfolios, bear the costs of these advisory fees. Certain investment advisers or their affiliates may provide us and/or FFS with wholesaling services to assist us in the distribution of the Contract, may pay us and/or FFS amounts to participate in sales meetings or may reimburse our sales costs, and may provide us and/or FFS with occasional gifts, meals, tickets, or other compensation or reimbursement. The amounts in the aggregate may be significant and may provide the investment adviser (or other affiliates) with increased access to us and FFS.

Proceeds from these payments made by the portfolios, investment advisers, and/or their affiliates may be used for any corporate purpose, including payment of expenses that we and FFS incur in promoting, issuing, distributing, and administering the Contracts, and that we incur, in our role as intermediary, in marketing and administering the underlying portfolios. We and our affiliates may profit from these payments.

For further details about the compensation payments we make in connection with the sale of the Contracts, see the “Distribution of the Contracts” section.

Availability of the Portfolios

We cannot guarantee that each portfolio will always be available for investment through the Contracts.

We reserve the right, subject to applicable law, to add new portfolios or classes of portfolio shares, remove or close existing portfolios or classes of portfolio shares, or substitute portfolio shares held by any subaccount for shares of a different portfolio. New or substitute portfolios or classes of portfolio shares may have different fees and expenses and their availability may be limited to certain classes of purchasers. If the shares of a portfolio are no longer available for investment, or if, in our judgment, further investment in any portfolio should become inappropriate, we may redeem the shares of that portfolio and substitute shares of another portfolio. We will not add, remove, or substitute any shares without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

Your Right to Vote Portfolio Shares

Even though we are the legal Owner of the portfolio shares held in the subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as you and other Contract Owners instruct, so long as such action is required by law.

Before a vote of a portfolio’s shareholders occurs, you will receive voting materials from us. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of Contract Value you have in the subaccount that invests in that portfolio (as of a date set by the portfolio). When we solicit your vote, the number of votes you have will be calculated separately for each subaccount in which you have an investment.

If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should Federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under Federal regulation, we may disregard certain Owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to Contract Owners advising you of the action and the reasons we took such action.

Your Contract: The Pay-In Period

The Pay-in Period begins when we issue your Contract and continues until the Annuity Start Date. The Pay-in Period will also end if you surrender your Contract, or a death benefit is payable, before the Payout Period.

Purchasing a Contract

Please note that we are no longer offering the Contract for sale. This “Purchasing a Contract” section is included in this prospectus for your information.

To purchase a Contract, you must complete an application and send it with your initial premium to us through any authorized licensed agent who is also a registered representative of a broker-dealer having a selling agreement with the principal underwriter for the Contract, Farmers Financial Solutions, LLC. Contracts also may be sold to or in connection with retirement plans that qualify for special tax treatment.

You may purchase a Contract with a Premium Payment of $500 or more. The first Premium Payment is the only one we require you to make.

There may be delays in our receipt and processing of applications and Premium Payments that are outside of our control (for example, because of the failure of a selling broker-dealer or registered representative to forward the application to us or our Service Center promptly, or because of delays in determining whether the Contract is suitable for you). Any such delays will affect when your Contract can be issued and your premium is allocated among the investment choices you have selected.

We reserve the right to decline an application for any reasons subject to the requirements imposed by law in the jurisdiction where the Contract was to be issued and delivered. If we decline your application, we will refund you the full amount of any premium you have paid.

Who Should Purchase the Contract? We have designed this Contract for people seeking long-term tax deferred accumulation of assets, generally for retirement. This includes persons who have maximized their use of other retirement savings methods, such as 401(k) plans. The tax-deferred feature is most attractive to people in higher Federal and state income tax brackets. You should not buy this Contract if you are looking for a short-term investment or if you cannot take the risk of getting back less money than you invested. You will have to hold the Contract for a period of time before the tax benefits will outweigh the fees assessed under this Contract.

If you are purchasing the Contract through a tax favored arrangement, including IRAs, Roth IRAs, SIMPLE IRAs, and SEP IRAs, you should carefully consider the costs and benefits of the Contract (including annuity income benefits) before purchasing the Contract, since the tax favored arrangement itself provides for tax sheltered growth.

The Contract is available for qualified and non-qualified retirement plans. Effective on August 1, 2009, we will not issue you a Contract for a non-qualified plan if you are older than age 85 on the Issue Date. For qualified plans the maximum issue age is 80.

When We Issue Your Contract

If your application is complete and your Premium Payment has been received at the Service Center, we will issue your Contract within two Business Days of its receipt, and credit your initial Premium Payment to your Contract. If your application is incomplete, we will contact you and seek to complete it within five Business Days. If we cannot complete your application within five Business Days after we receive it, we will return your Premium Payment, unless you expressly permit us to keep it. We will credit the payment as soon as we receive all necessary application information.

The date we credit your initial Premium Payment to your Contract is the Issue Date. In most states, on the Issue Date we will allocate your initial premium to the subaccounts and the Fixed Account as you specified on your application.

If your state requires us to return your initial premium(s) in the event you exercise your right to cancel the Contract, or if you purchase a Qualified Contract, we will allocate the initial premium(s) to the Fixed Account on the Issue Date. While held in the Fixed Account, your premium(s) will be credited with interest at current Fixed Account rates. The premium(s) will remain in the Fixed Account for the number of days in your state’s right to examine period, plus 10 days. On the first Business Day on or after that period, we will reallocate all Contract Value from the Fixed Account to the subaccounts and Fixed Account as you selected on the application.

Tax-Free ‘Section 1035’ Exchanges

You can generally exchange one annuity for another in a ‘tax-free exchange’ under Section 1035 of the Tax Code. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange another contract for the one described in this prospectus, you might have to pay a surrender charge on your old contract. There will be a new surrender charge period for this Contract and other charges may be higher (or lower) and the benefits may be different than your old contract. If the exchange does not qualify for Section 1035 treatment, you may have to pay Federal income and penalty taxes on the exchange. You should not exchange another contract for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Contract (that person will generally earn a commission if you buy this Contract through an exchange or otherwise).

Revenue Procedure 2008-24 sets forth the circumstances under which a direct transfer of a portion of the cash surrender value of an existing annuity contract would be treated by the IRS as a tax-free exchange.

Under Rev. Proc. 2011-38:

1.	The period of time in which cash cannot be withdrawn from either contract after a partial is 180 days; and

2.	Annuity payments that satisfy the partial annuitization rule of Section 72(a)(2) of the Tax Code will not be treated as a distribution from either the old or new contract.

Please consult a competent tax adviser before engaging in either a Code Section 1035 exchange or partial transfer.

Cancellation – The 10 Day Right-to-Examine Period

You have the right to cancel the Contract for any reason during the “Right-to-Examine Period” by returning it to our Home Office at Mercer Island, Washington. In most states, the Right-to-Examine period expires 10 days after you receive the Contract. This period will be longer if required by state law. If you decide to cancel the Contract during the right-to-examine period, we will treat the Contract as if we never issued it.

In most states, the amount of the refund will be the total premiums we have received, plus (or minus) any gains (or losses) in the amounts you invested in the subaccounts. If state law requires a return of premium, we will refund the greater of your original premium(s) or the Contract Value on the date we receive the Contract at our Home Office at the address shown on the front page of this prospectus. If you purchase a Qualified Contract, we will return the premium(s) paid. If your state requires us to return your premium or if you have purchased a Qualified Contract, we will place your premium(s) in the Fixed Account for the number of days in your state’s right to examine period, plus 10 days. We will credit your premium(s) placed in the Fixed Account with interest at the current Fixed Account interest rates. We will pay the refund within 7 calendar days after we receive the Contract. The Contract will then be deemed void.

Contracts Sold in California. If you purchase your Contract in California, and are 60 years of age or older at the time, the right-to-examine period lasts for 30 days from the date you receive the Contract. You may cancel the Contract at any time during the right-to-examine period by returning it to our Home Office at Mercer Island, Washington or to the agent who sold you the Contract.

During the 30-day right-to-examine period (plus 10 days), we will place your premium in the Fixed Account, unless you specifically direct that we allocate your premium to the subaccounts and the Fixed Account you selected on the application. We will credit your premium(s) placed in the Fixed Account with interest at the current Fixed Account interest rate. If your premium is placed solely in the Fixed Account, we will refund to you all premiums and Contract fees you paid as of the Business Day on which we received your cancelled Contract at our Home Office (or your agent received your cancelled Contract, if earlier).

If you have directed that your premium be invested in the subaccounts, rather than the Fixed Account, during the right-to-examine period, we will refund you only the Contract Value. The Contract Value refunded will be as of the Business Day we receive your cancelled Contract at our Home Office (or your agent received your cancelled Contract, if earlier). Any amounts refunded will reflect the investment performance of the subaccounts you selected, and the fees and charges that we deduct. You bear the risk that a refund of your Contract Value could be less than the premium you paid for this Contract. If you decide to cancel this Contract after the right-to-examine period has expired, you will pay surrender charges on that transaction.

Ownership Rights

The Contract belongs to the Owner named in the application. The Owner may exercise all of the ownership rights and options described in the Contract. The Annuitant is the Owner unless the application specifies a different person as the Owner. The Owner may designate the Annuitant (the person to receive the annuity payments) and beneficiary (the person to receive the death benefit when the Annuitant or Owner dies) in the application.

Changing the Owner:

•	You may change the Owner by providing a written request to us at any time while the Annuitant is alive before the Annuity Start Date.
•	Any change in Owner requires our written approval.
•	The change takes effect on the date that the written request is signed.
•	We are not liable for any actions we may have taken before we received the written request.
•	Changing the Owner does not automatically change the beneficiary.

Changing the Owner may have tax consequences. You should consult a tax adviser before changing the Owner.

Selecting and Changing the Beneficiary:

•	If you designate more than one beneficiary, then each beneficiary shares equally in any death benefit proceeds unless the beneficiary designation states otherwise.
•	If the beneficiary dies before the Owner/Annuitant, then any contingent beneficiary becomes the beneficiary.
•	If both the beneficiary and contingent beneficiary die before the Owner/Annuitant, then we will pay the death benefit to the Owner or the Owner’s estate once the death benefit becomes payable.
•

You can request a delay clause that provides that if the beneficiary dies within a specified number of days (maximum 180 days) following the Owner’s/Annuitant’s death, then the death benefit proceeds will be paid as if the beneficiary had died first.

•	You can change the beneficiary generally by providing us with a written request signed by the Owner while the Annuitant is living.
•	The request to change the beneficiary must be signed by the Owner.
•	The change in beneficiary is effective as of the date you sign the written request, subject to any action taken before we receive the request.
•	If you have named a beneficiary irrevocably, both you and the beneficiary must sign any request for change.
•	We are not liable for any actions we may have taken before we received the written request.

Assigning the Contract:

•	You may assign Contract rights before the Annuity Start Date.
•	The Owner retains any ownership rights that are not assigned.
•	The assignee may not change the Owner or the beneficiary, and may not elect or change an optional method of payment. We will pay any amount payable to the assignee in a lump sum.
•	Claims under any assignment are subject to proof of interest and the extent of the assignment.
•	The rights of the Owner and the beneficiary are subject to the rights of the assignee.
•	We are not bound by any assignment unless duplicate signed forms are filed with us.
•	We are not responsible for the validity of any assignment.
•	We are not liable for any payment we made before we received Written Notice of the assignment.

Assigning the Contract may have tax consequences. See the “Federal Tax Considerations” section of this prospectus for more information.

Modifying the Contract

Only one of our officers may modify the Contract or waive any of our rights or requirements under the Contract. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in the Contract. Upon notice to you, we may modify the Contract to:

•

conform the Contract, our operations, or the Variable Account’s operations to the requirements of any law (or regulation issued by a government agency) to which the Contract, our company or the Variable Account is subject;

•	assure continued qualification of the Contract under the Federal tax laws; or

•	reflect a change in the Variable Account’s operations.

If we modify the Contract, we will make appropriate endorsements to the Contract. If any provision of the Contract conflicts with the laws of a jurisdiction that govern the Contract, we will amend the provision to conform with such laws.

Premiums

Premium Flexibility

The initial premium of at least $500 is the only premium required to be paid under the Contract. You have the ability to determine the frequency of premiums you make after payment of the initial premium. You also may determine the amount and timing of each additional Premium Payment, except that Premium Payments must be at least $500 ($50 or more for IRAs and/or if you authorize us to draw on an account by check or electronic debit). You may make Premium Payments at any time until the earliest of: (a) the Annuity Start Date; (b) the date you fully withdraw all Contract Value; or (c) the date you reach age 70 1/2 for Qualified Contracts (other than Roth IRAs, SEP or SIMPLE IRA employer contributions for employees over 70 1/2 with earned income, rollovers and transfers). You must send all premiums to our Service Center.

We will not accept total Premium Payments in excess of the cumulative premium limit that is specified on your Contract specification page. The Federal Tax Code may also limit the amount of premiums you may make.

We may decline a Premium Payment for any reason permitted by law.

Electronic Payments. If you authorize electronic payment of your premiums from your bank account, the total amount of premiums being debited must be at least $500 per year. You can make electronic payments on an annual, semi-annual, quarterly, or monthly basis for the applicable fraction of at least $500, but the total for the year must add up to at least $500.

Allocating Premiums

When you complete your application, you must instruct us to allocate your initial premium(s) to one or more subaccounts of the Variable Account and/or the Fixed Account according to the following rules.

•	You must put at least 1% (and no less than $500) of each premium in any subaccount you select or the Fixed Account.

•	Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.

You can change the allocation instructions for additional premiums without charge at any time by providing us with written notification or by telephone authorization (or any other notification we deem satisfactory). Any allocation change will be effective on the date we record the change. Any future premiums will be allocated in accordance with the new allocation unless we receive contrary instructions. However, you may direct individual Premium Payments to a specific subaccount and/or to the Fixed Account without changing your instructions. Changing your allocation instructions will not change the way existing Contract Value is apportioned among the subaccounts or the Fixed Account.

Investment returns from amounts allocated to the subaccounts will vary with the investment performance of the subaccounts and will be reduced by Contract charges. You bear the entire risk for amounts you allocate to the subaccounts. You should periodically review your Premium Payment allocation instructions in light of market conditions and your overall financial objectives.

If your state requires us to return your initial premium(s) in the event you exercise your right to cancel the Contract, or if you purchase a Qualified Contract, we will allocate the initial premium(s) to the Fixed Account on the Issue Date. While held in the Fixed Account, your premium(s) will be credited with interest at the current Fixed Account rates. The premium(s) will remain in the Fixed Account for the number of days in your state’s right-to-examine period, plus 10 days. On the first Business Day on or after that period, we will reallocate all Contract Value from the Fixed Account to the subaccounts as you selected on the application.

If your state only requires return of Contract Value in event you exercise your right to cancel the Contract, we will allocate the initial premium(s) as you instructed in the application on the Issue Date. The initial premium will be credited using the Accumulation Unit value next computed at the end of the Business Day that we issue your Contract. Our Business Day usually closes at the end of regular trading on the NYSE (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time).

We credit any premiums you make to your Contract after the date of reallocation (or after the Issue Date, if applicable) using the Accumulation Unit value next computed at the end of a Business Day on which we receive them at our Service Center. Our Business Day closes at the end of regular trading on the NYSE (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time). If we receive your additional Premium Payments after the close of a Business Day, we will calculate and credit them as of the end of the next Business Day.

Your Contract Values

Contract Value

Your Contract Value:

•

varies from day to day, depending on the investment performance of the subaccounts you choose, the interest credited to the Fixed Account, the charges deducted and any other Contract transactions (such as additional Premium Payments, transfers, and partial withdrawals);

•	serves as the starting point for calculating values under a Contract;
•	equals the sum of all values in each subaccount and the Fixed Account;
•	is determined on the Issue Date and on each Business Day;
•	on the Issue Date, equals the initial premium less any premium tax due; and
•	has no guaranteed minimum amount and may be more or less than premiums paid.

Subaccount Value

Each subaccount’s value is determined at the end of each Business Day. We determine your Contract’s value in each subaccount by multiplying the number of units that your Contract has in the subaccount by the Accumulation Unit value of that subaccount at the end of the Business Day.

The number of Accumulation Units in any subaccount on any Business Day equals:

•	the initial Accumulation Units purchased at the unit value on the Issue Date; plus
•	Accumulation Units purchased with additional premiums; plus
•	Accumulation Units purchased via transfers from another subaccount or the Fixed Account; minus
•	Accumulation Units redeemed to pay a pro-rata share of the Records Maintenance Charge, if assessed on that Business Day; minus
•	Accumulation Units redeemed to pay for partial withdrawals, and any applicable surrender charges and premium taxes; minus

•	Accumulation Units redeemed as part of a transfer to another subaccount, or the Fixed Account, and any applicable transfer fee.

Every time you allocate or transfer money to or from a subaccount, we convert that dollar amount into Accumulation Units. We determine the number of Accumulation Units we credit to, or subtract from, your Contract by dividing the dollar amount of the allocation, transfer, or withdrawal, by the Accumulation Unit value for that subaccount at the end of the Valuation Period.

Accumulation Unit Value

The Accumulation Unit value (or price) of each subaccount will reflect the investment performance of the portfolio in which the subaccount invests. The Accumulation Unit value of each subaccount was originally established at the value shown in Appendix A. The Accumulation Unit value may increase or decrease from one Valuation Period to the next. The Accumulation Unit value for each subaccount is recalculated at the end of each Business Day by multiplying the Accumulation Unit value at the end of the immediately preceding Business Day by the Net Investment Factor for the Business Day for which the value is being determined. The new Accumulation Unit value reflects the investment performance of the underlying portfolio, and the daily deduction of: (i) the mortality and expense risk charge, (ii) any charge for enhanced benefit riders, and (iii) the daily administrative charge during each Valuation Period. For information on computing the Net Investment Factor, see the SAI.

We determine a separate Accumulation Unit value for each subaccount. We will also determine separate sets of Accumulation Unit value reflecting the costs of the Guaranteed Minimum Death Benefit and the Guaranteed Retirement Income Benefit.

Fixed Account Value

On the Issue Date, your Fixed Account Value is equal to the premiums paid.

Your Fixed Account Value at the end of any Valuation Period (before the Annuity Start Date) is equal to:

•	the total of premiums allocated to the Fixed Account; minus
•	any applicable premium taxes; plus
•	amounts transferred from the subaccounts; increased by
•	any credited interest; and decreased by
•	any transfers and withdrawals from the Fixed Account, and by any charges deducted from the Fixed Account.

Your Contract’s guaranteed minimum Fixed Account Value will not be less than the minimum values required by the state where we deliver your Contract.

Fees and Charges

This section describes the fees and charges that we make under the Contract to compensate for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges we deduct under this Contract may result in a profit to us.

Mortality and Expense Risk Charge

As compensation for assuming mortality and expense risks, we deduct a daily mortality and expense risk charge from your net assets in the subaccounts. The charge is equal, on an annual basis, to 0.95% of average daily net assets you have invested in the subaccounts.

The mortality risk we assume is that Annuitants may live for a longer period of time than estimated when we established the guarantees in the Contract. Because of these guarantees, each Annuitant is assured that longevity will not have an adverse effect on the annuity payments received. The mortality risk that we assume also includes a guarantee to pay a death benefit if the Annuitant dies before the Annuity Start Date. The expense risk that we assume is the risk that the administrative fees and transfer fees (if imposed) may be insufficient to cover actual future expenses. We may use any profits from this charge to pay the costs of distributing the Contracts.

If you selected either the Guaranteed Minimum Death Benefit or the Guaranteed Retirement Income Benefit (offering discontinued in July 2003), we will deduct an additional daily fee from your value in the subaccounts at an annual rate of 0.25% of average daily net assets you have invested in the subaccounts. If you chose both benefits, the additional daily fee will increase to an annual rate of 0.50%. See “Fee Table.”

Asset-Based Administration Charge

We deduct a daily asset-based administration charge from each subaccount to help reimburse us for our administrative costs, such as Owner inquiries, changes in allocations, Owner reports, Contract maintenance costs and data processing costs. This charge is equal, on an annual basis, to 0.20% of your average daily net assets in the subaccounts. This charge is designed to help compensate us for the cost of administering the Contracts and the Variable Account.

Transfer Fee

A transfer fee of $25 will be imposed for the thirteenth and each subsequent transfer during a Contract Year. Any unused free transfers do not carry over to the next Contract Year. Each written or telephone request would be considered to be one transfer, regardless of the number of subaccounts affected by the transfer. Transfers you make through our asset rebalancing and dollar cost averaging programs do not count toward your twelve free transfers. We deduct the transfer fee from the amount transferred.

Surrender Charge

We do not deduct a charge for sales expenses from Premium Payments at the time Premium Payments are paid to us. However, we will deduct a surrender charge, if applicable, if you surrender your Contract or partially withdraw Cash Value before the Annuity Start Date, or if you annuitize your Contract. We do not assess a surrender charge on withdrawals made if the Contract terminates due to your death or the death of the last surviving Annuitant.

As a general rule, the surrender charge equals a percentage of the Premium Payments withdrawn that: (a) we have held for less than seven years; and (b) are not eligible for a free withdrawal. The surrender charge applies during the entire seven year period following each Premium Payment. The applicable percentage depends on the number of years since you made the Premium Payment being withdrawn, as shown on this chart:

Number of Completed Years from the Date of Premium Payment	Surrender Charge Percentage
0	7%
1	6%
2	5%
3	5%
4	4%
5	3%
6	2%
7 and later	0%

In determining surrender charges, we will deem premiums to be surrendered in the order in which we received them – that is, on a first-in, first-out basis.

Because surrender charges are based on the date each Premium Payment is made, you may be subject to a surrender charge, even though the Contract may have been issued many years earlier, if you have continued to make Premium Payments.

We will not apply the Surrender Charge Percentage to an amount greater than the current Contract Value minus the Free Withdrawal Amount. This may occur, for instance, if the Contract Value is less than your total Premium Payments because of negative investment performance.

When you request a withdrawal, you will be sent a check in the amount you requested (if available), less applicable tax withholding. If a surrender charge applies, your remaining Contract Value will be reduced by the dollar amount we send you, plus the surrender charge. The surrender charge is deducted pro-rata from all subaccounts and the Fixed Account in which the Contract is invested based on the remaining Contract Value in each subaccount and the Fixed Account, unless you request otherwise.

Free Withdrawal Amount

In any Contract Year before the Annuity Start Date, You may withdraw a portion of your Contract Value once each calendar quarter without incurring a surrender charge. This amount is called the Free Withdrawal Amount. Each Contract Year, the Free Withdrawal Amount is an amount up to the greater of:

•	Contract Value minus the excess of total premiums paid over prior withdrawals that were previously assessed a surrender charge; or

•	10% of the Contract Value determined at the time the withdrawal is requested, less any prior withdrawals in that Contract Year.

Any premium that has been held by us for more than seven years will be subject to a 0% Surrender Charge Percentage.

Examples of Surrender Charge Calculation:

In the following examples, assume that a Contract is issued on July 1, 2002 with a $10,000 premium paid on the Issue Date. No subsequent premiums are paid.

Partial Withdrawal Example. The Owner wishes to withdraw $4,000 on September 15, 2006. Suppose the Contract Value is $12,700 on that date, before the withdrawal.

The Free Withdrawal Amount is the larger of (a) and (b):

(a)	$12,700 – $10,000 = $2,700
(b)	(10%)($12,700) = $1,270

The Free Withdrawal Amount is $2,700. The remaining portion of the withdrawal is subject to a surrender charge. Since this amount represents the withdrawal of premium paid between 3 and 4 years ago, the surrender charge percentage is 5%. The surrender charge is calculated as follows:

($4,000—$2,700)(5%) = $65

The Owner would receive $4,000, and the remaining Contract Value would be reduced by $4,065 and would equal $8,635 after the $4,000 partial withdrawal is taken.

Full Withdrawal Example: Positive Growth. The Owner wishes to fully surrender the Contract in year 3. The $30 Records Maintenance Charge and the surrender charge would be deducted from (the Contract Value minus the Free Withdrawal Amount). The surrender charge is calculated as follows:

($12,700—$2,700)(5%)/1.05 = $476.19

The Owner would receive $12,700—$476.19—$30 = $12,193.81.

Full Withdrawal Example: Negative Growth. Assume the same facts as above, but the Contract Value has declined to $8,000. The Free Withdrawal Amount is the larger of (a) and (b):

(a)	$8,000—$10,000 = $-2,000
(b)	(10%)($8,000) = $800

The surrender charge is calculated as follows:

($8,000—$800)(5%)/1.05 = $342.86

The Owner would receive $8,000—$342.86—$30 = $7,627.14.

Free withdrawals may be subject to federal income tax. They also may be subject to the 10% federal penalty tax if made before You reach age 59 1/2.

Waiver of Surrender Charge Riders

If state law permits and subject to certain restrictions, we will automatically issue two riders with your Contract. As described in these riders, we will waive the surrender charge:

•	after an Annuitant (who is under age 75) has been confined in a hospital or skilled heath care facility continuously for at least 90 days; or

•

(after one year from the effective date of the rider) if an Annuitant is diagnosed with a terminal illness after we issue the Contract and is expected to live for 12 months or less, up to an aggregate maximum withdrawal of $250,000.

Records Maintenance Charge

At the end of each Contract Year before the Annuity Start Date, we will deduct a records maintenance charge of $30 from your Contract Value as partial reimbursement for our administrative expenses relating to the Contract. We will deduct the fee from each subaccount and the Fixed Account based on the proportion that the value in each subaccount and the Fixed Account bears to the total Contract Value. We will also deduct this charge on the Annuity Start Date, or the date you surrender the Contract.

We will not deduct this fee after annuity payments have begun. We also currently waive deduction of the charge for Contracts whose Contract Value is $50,000 or more on the date of assessment.

Portfolio Management Fees and Expenses

Each portfolio deducts portfolio management fees and expenses from the amounts you have invested in the portfolios through the subaccounts. You pay these portfolio fees and expenses indirectly. In addition, some portfolios deduct 12b-1 fees at an annual rate of up to 0.25% of average daily portfolio assets. For 2017, total annual portfolio fees and charges for the portfolios offered through this Contract ranged from 0.20% to 1.42% of average daily portfolio assets. See the prospectuses for the portfolios for more information.

Redemption Fees. A portfolio may assess a redemption fee of up to 2% on subaccount assets that are redeemed out of the portfolio in connection with a withdrawal or transfer. Each portfolio determines the amount of the redemption fee and when the fee is imposed. The redemption fee is retained by or paid to the portfolio and is not retained by us. The redemption fee will be deducted from your Contract Value. For more information on each portfolio’s redemption fee, see the portfolio prospectus.

Premium Taxes

Various states and other governmental entities charge a premium tax on annuity contracts issued by insurance companies. Premium tax rates currently range up to 3.5%, depending on the state. We are responsible for paying these taxes. If applicable, we will deduct the cost of such taxes from the value of your Contract either:

•	from Premium Payments as we receive them,
•	from Contract Value upon surrender or partial withdrawal,
•	on the Annuity Start Date, or
•	upon payment of a death benefit.

Other Taxes

Currently, no charge is made against the Variable Account for any federal, state or local taxes (other than premium taxes) that we incur or that may be attributable to the Variable Account or the Contracts. We may, however, deduct such a charge in the future, if necessary.

Transfers

After the right-to-examine period has expired and before the Annuity Start Date, you may make transfers from the subaccounts or from the Fixed Account subject to the conditions stated below. We determine the amount you have available for transfers at the end of the Valuation Period when we receive your transfer request. We may modify or suspend the transfer privilege at any time. Transfers under the Contract are subject to the following conditions:

•	You may make an unlimited number of transfers in a Contract Year from the subaccounts (subject to the “Policy and Procedures Regarding Disruptive Trading and Market Timing” section below).

•

You may only make one transfer each Contract Year from the Fixed Account (unless you choose dollar cost averaging) during the 30 days following a Contract Anniversary. We measure a Contract Year from the anniversary of the Issue Date.

•	You may not make a transfer into the Fixed Account during the six months following any transfer you make out of the Fixed Account to any subaccount(s).

•	You may request transfers in writing (in a form we accept), or by telephone. You should send written requests to the Service Center.

•

You must transfer at least the lesser of $100, or your total value in the subaccount, if less. If you request a transfer that would reduce the amount in a subaccount or Fixed Account below $500, we will transfer the entire amount in the subaccount.

•

We deduct a $25 charge from the amount transferred or from the remaining Contract Value (your choice) for the 13th and each additional transfer in a Contract Year. Any unused free transfers do not carry over to the next Contract Year. Transfers you make pursuant to the asset rebalancing and dollar cost averaging programs do not count toward your 12 free transfers. For more information, see “Fees and Charges.”

•	We consider each written or telephone request to be a single transfer, regardless of the number of subaccounts (or Fixed Account) involved.

•

We will price complete transfer requests that are received at our Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the Accumulation Unit value determined at the close of that regular trading session of the NYSE. If we receive your complete transfer request after the close of regular trading on the NYSE, we will price the transfer request using the Accumulation Unit value determined at the close of the next regular trading session of the NYSE.

•	We may suspend, restrict, modify or eliminate the transfer privilege at any time.

Asset Allocation Models

Asset allocation allows you to allocate your investments among various asset classes – such as stock funds, international funds, bond funds, and money market funds – depending on your risk tolerance, investment goals and time horizon. Keep in mind that use of an asset allocation model does not guarantee favorable investment results.

An asset allocation model program is not currently available in connection with the Contracts. However, we may offer an asset allocation model program in the future.

Automatic Asset Rebalancing Program

If you select the Automatic Asset Rebalancing program (“AAR”), you can instruct us to automatically rebalance your money in the subaccounts each quarter to reflect your most recent instructions for allocating premiums. Investment performance will likely cause any allocation percentages you selected to shift. With AAR, we will automatically make transfers among the subaccounts on the first day of the Policy quarter based on the anniversary date of the Policy to bring your Contract back in line with the percentages you most recently provided to us.

For instance, assume you instructed us to put your initial premium into 5 subaccounts in equal proportions (20% in each) and you selected AAR on your application. Over the next few months, investment performance caused the percentage of your Contract Value in the 5 subaccounts to change so that the 5 subaccounts were 10%, 30%, 10%, 30% and 20% of your Contract Value.

On the first day of the policy quarter based on the anniversary date of the Policy, we will transfer your money among the subaccounts so that 20% of your Contract Value is again in each of the 5 subaccounts.

If you select an asset allocation model on your application and you select AAR, then on the first day of the policy quarter based on the anniversary date of the Policy, we will automatically transfer money among the subaccounts to match the percentages in the original asset allocation model you select. Unless you instruct us to update the asset allocation model, AAR will rebalance your money in the subaccounts to the original model that was in place on the Issue Date (or to the model in place on the date you most recently told us to update the model).

Transfers under this program are not subject to the $100 minimum transfer limitation. There is no charge for using AAR and we do not charge a transfer fee for asset rebalancing. We do not include any money allocated to the Fixed Account in the rebalancing. We do not assess transfer fees on AAR transfers, nor do we count them toward the twelve free transfers permitted each Contract Year.

You can start and stop AAR at any time, and you can change your instructions at any time by submitting a request to the Service Center. AAR is not available after the Annuity Start Date. Your AAR instructions are effective on the Business Day we receive them at the Service Center. The AAR program is not available if you elect to enroll in the Dollar Cost Averaging program discussed below.

We may suspend or modify AAR at any time.

Third Party Transfers

If you authorize a third party to transact transfers on your behalf, we will honor their transfer instructions, so long as they comply with our administrative systems, rules and procedures, which we may modify or rescind at any time. We take no responsibility for any third party asset allocation program. Please note that any fees and charges assessed for third party asset allocation services are separate and distinct from the Contract fees and charges set forth in this prospectus. We neither recommend nor discourage the use of asset allocation services.

Dollar Cost Averaging Program

Under the Dollar Cost Averaging program, you may authorize us to transfer a fixed dollar amount at monthly intervals from the Fixed Account to one or more subaccounts. You may designate up to eight subaccounts to receive the transfers. The fixed dollar amount will purchase more Accumulation Units of a subaccount when their value is lower and fewer units when their value is higher. Over time, the cost per unit averages out to be less than if all purchases of units had been made at the highest value and greater than if all purchases had been made at the lowest value. The dollar cost averaging method of investment reduces the risk of making purchases only when the price of Accumulation Units is high. It does not assure a profit or protect against a loss in declining markets.

Dollar cost averaging is only available during the Pay-in Period. You may cancel your participation in the program at any time.

You may enroll in the Dollar Cost Averaging program at any time by submitting a request to the Service Center. We make transfers on the same day of every month as your Issue Date. Transfers under the Dollar Cost Averaging program are not included when we determine the number of free transfers permitted each year. We must receive the request form at least 5 Business Days before the transfer date, for your transfers to begin on that date.

When you enroll in the Dollar Cost Averaging program, your total Contract Value in the Fixed Account must be at least equal to the amount you designate to be transferred on each transfer date. Transfers from the Fixed Account under this program must be at least $100. If on any transfer date the amount remaining in the Fixed Account is less than the amount designated to be transferred, the entire balance will be transferred out of the Fixed Account and applied pro-rata to the selected subaccounts, and the dollar cost averaging request will expire.

We may suspend or modify this Dollar Cost Averaging program at any time. We do not assess transfer fees on dollar cost averaging transfers. The Dollar Cost Averaging program is not available if you elect to enroll in the Automatic Asset Rebalancing program discussed above.

Telephone Transfers

Your Contract will automatically receive telephone transfer privileges unless you provide other instructions. (In some states you may have to elect telephone transfers.) To make a telephone transfer, you must call the Service Center toll-free at 1-877-376-8008, open between 8:00 a.m. and 6:00 p.m. Eastern Time. Any telephone transfer requests directed to another number may not be considered received at our Service Center.

Please note the following regarding telephone transfers:

•	We are not liable for any loss, damage, cost or expense from complying with telephone instructions we reasonably believe to be authentic. You bear the risk of any such loss.

•	We will employ reasonable procedures to confirm that telephone instructions are genuine.

•

Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to you, and/or tape recording telephone instructions received from you.

•	If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.

We will price any complete telephone transfer request that we receive at the Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the accumulation unit value determined at the end of that regular trading session of the NYSE. We cannot guarantee that telephone transfer transactions will always be available. For example, our Service Center may be closed during severe weather emergencies or there may be interruptions in telephone service or problems with computer systems that are beyond our control. Outages or slowdowns may prevent or delay our receipt of your request. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

The corresponding portfolio of any subaccount determines its net asset value per each share once daily, as of the close of the regular business session of the NYSE (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time), which coincides with the end of each Valuation Period. Therefore, we will price any transfer request we receive after the close of the regular business session of the NYSE, on any day the NYSE is open for regular trading, using the net asset value for each share of the applicable portfolio determined as of the close of the next regular business session of the NYSE.

We reserve the right to modify, restrict, suspend or eliminate the transfer privileges (including the telephone transfer facility) at any time, for any class of Contracts, for any reason.

Policy and Procedures Regarding Disruptive Trading and Market Timing

Statement of Policy. This Contract is not designed for use by organizations or individuals engaged in market timing or for use by investors who make frequent transfers, programmed transfers, transfers into and then out of a subaccount in a short period of time, or transfers of large amounts at one time (“Disruptive Trading”).

Market timing and other kinds of Disruptive Trading can increase your investment risks and have harmful effects for you, for other Contract Owners, for the underlying portfolios, and for other persons who have material rights under the Contracts, such as insureds and beneficiaries. These risks and harmful effects include:

•

dilution of the interests of long-term investors in a subaccount if market timers manage to transfer into an underlying portfolio at prices that are below the true value or to transfer out of the underlying portfolio at prices that are above the true value of the underlying portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

•	reduced investment performance due to adverse effects on portfolio management by:
¡	impeding a portfolio manager’s ability to sustain an investment objective;
¡	causing the underlying portfolio to maintain a higher level of cash than would otherwise be the case;
¡	causing an underlying portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying portfolio; and

•	increased costs to you in the form of increased brokerage and administrative expenses. These costs are borne by all Contract Owners invested in those subaccounts, not just those making the transfers.

Policy Against Disruptive Trading. We have adopted policies and procedures that are intended to detect and deter market timing and other forms of Disruptive Trading. We do not make special arrangements or grant exceptions or waivers to accommodate any persons or class of persons with regard to these policies and procedures. Do not invest with us if you intend to conduct market timing or potentially Disruptive Trading.

For these purposes, we do not include transfers made pursuant to Dollar Cost Averaging or Automatic Asset Rebalancing.

Detection. We monitor the transfer activities of Owners in order to detect market timing and other forms of Disruptive Trading activity. However, despite our monitoring we may not be able to detect or halt all Disruptive Trading activity. Our ability to detect Disruptive Trading may be limited by operational or technological systems, as well as by our ability to predict strategies employed by market timers to avoid detection. As a result, despite our efforts, there is no assurance that we will be able to identify and curtail all Disruptive Trading by such Contract Owners or intermediaries acting on their behalf.

In addition, because other insurance companies (and retirement plans) with different market timing policies and procedures may invest in the underlying portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying portfolio will not suffer harm from Disruptive Trading in the subaccounts of variable products issued by these other insurance companies (or retirement plans) that invest in the underlying portfolios.

As a result, to the extent we are not able to detect Disruptive Trading activity, or other insurance companies (or retirement plans) fail to detect such activity, it is possible that a market timer may be able to engage in Disruptive Trading transactions that may interfere with underlying portfolio management and cause you to experience detrimental effects such as increased costs, lower performance and a dilution of your interest in an underlying portfolio.

Deterrence. We impose limits on transfer activity within the Contract in order to deter Disruptive Trading.

We will accept the following transfers only if the order is sent to us with an original signature and by first class U.S.Mail:

•	transfers in excess of $250,000 per Contract, per day; and
•	transfers into or out of the following subaccounts in excess of $50,000 per Contract, per day:
¡	Deutsche Global Small Cap VIP;
¡	Deutsche CROCI® International VIP; and
¡	PIMCO VIT Foreign Bond Portfolio.

If you send a transfer request in excess of these restrictions by any other method (such as fax, phone, or overnight mail), we will not honor your request.

If we identify suspicious transfer activity, we will advise you in writing that we are monitoring your transfer activity and that we will impose restrictions if we identify a pattern of Disruptive Trading activity. If we identify such a pattern as a result of continued monitoring, we will notify you in writing that all future transfers must be requested through first class U.S. Mail. This means that we would accept only written transfer requests with an original signature transmitted to us only by first class U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

To further deter any market timing and Disruptive Trading activities, we may at any time and without prior notice:

•	terminate all telephone, website, email or fax transfer privileges;
•	limit the total number of transfers;
•	place further limits on the dollar amount that may be transferred;
•	require a minimum period of time between transfers; or
•	refuse transfer requests from intermediaries acting on behalf of you.

Our ability to impose these restrictions in order to discourage market timing and other forms of Disruptive Trading may be limited by the provisions of your Contract. As a result, to the extent the provisions of your Contract limit our actions, some Contract Owners may be able to market time through the Contract, while others would bear the harm associated with the timing.

We reserve the right to reject any Premium Payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying portfolio’s operations, or (2) if an underlying portfolio would reject or has rejected our purchase order, or has instructed us not to allow that purchase or transfer, or (3) you have a history of large or frequent transfers. We may impose other restrictions on transfers, or even prohibit transfers for any Owner who, in our view, has abused, or appears likely to abuse, the transfer privilege. We also reserve the right to reverse a potentially harmful transfer if an underlying portfolio refuses or reverses our order; in such instances some Contract Owners may be treated differently than others. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected.

In addition to our internal policies and procedures, we will administer your Contract to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying portfolios.

Under our current policies and procedures, we do not:

•	impose redemption fees on transfers;
•	expressly limit the number, size or frequency of transfers in a given period (except for certain subaccounts listed above where transfers that exceed a certain size are prohibited); or
•	allow a certain number of transfers in a given period.

Redemption fees, other transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other forms of Disruptive Trading and in preventing or limiting harm from such trading.

We may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter market timing or other Disruptive Trading if we discover that our current procedures do not adequately curtail such activity, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on Owners engaging in frequent transfer activity among the underlying portfolios under the Contract. The actions we take will be based on policies and procedures that we apply uniformly to all Contract Owners.

Underlying Portfolio Frequent Trading Policies. The underlying portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying portfolios describe any such policies and procedures. The frequent trading policies and procedures of one underlying portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of another underlying portfolio and the policies and procedures we have adopted for the Contract to discourage market timing and other programmed, large, frequent, or short-term transfers.

You should be aware that, as required by SEC regulation, we have entered into a written agreement with each underlying fund or principal underwriter that obligates us to provide the fund, upon written request, with information about you and your trading activities in the fund’s portfolios. In addition, we are obligated to execute instructions from the funds that may require us to restrict or prohibit your investment in a specific portfolio if the fund identifies you as violating the frequent trading policies that the fund has established for that portfolio.

If we receive a Premium Payment from you with instructions to allocate it into a fund that has directed us to restrict or prohibit your trades into the fund, then we will request new allocation instructions from you. If you request a transfer into a fund that has directed us to restrict or prohibit your trades, then we will not effect the transfer.

Omnibus Order. Contract Owners and other persons with material rights under the Contract also should be aware that the purchase and redemption orders received by the underlying portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual Owners of variable insurance products. The omnibus nature of these orders may limit the underlying portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other Owners of underlying portfolio shares, as well as the Owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying portfolios. In addition, if an underlying portfolio believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in market timing and other programmed, large, frequent, or short-term transfers, the underlying portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

Surrender and Partial Withdrawals

Surrender

At any time before the Annuity Start Date, you may make a written request to surrender your Contract for its Cash Value as calculated at the end of the Business Day when we receive your request at the Service Center, unless you specify a later Business Day in your request. You should send your written request to the Service Center. The Cash Value is the amount we pay when you surrender your Contract.

The Cash Value on any Business Day equals:

•	the Contract Value as of such date; minus
•	any surrender charge as of such date; minus
•	any premium taxes not previously deducted; minus
•	the Records Maintenance Charge unless waived.

Surrender Conditions:

•	You must make your surrender request in writing.
•	Your written surrender request must contain your signature.
•	You should send your written request to the Service Center.
•	A surrender is effective as of the Business Day when we receive your written request, unless you request otherwise.
•

You will incur a surrender charge if you surrender the Contract during the first 7 Contract years after making a Premium Payment. See the “Fees and Charges” section of this prospectus for more information.

•	Once you surrender your Contract, all coverage and other benefits under it cease and cannot be reinstated.
•	We will pay you the Cash Value in a lump sum within seven calendar days unless you request payment under an annuity option.

We will price complete surrender requests that we receive from you at our Service Center before the NYSE closes for regular trading (usually 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the Accumulation Unit value determined at the close of that regular trading session of the NYSE. If we receive your complete surrender request after the close of regular trading on the NYSE, we will price your surrender request using the Accumulation Unit value determined at the close of the next regular trading session of the NYSE.

Surrendering the Contract may have adverse tax consequences, including a penalty tax. See “Federal Tax Considerations.”

Partial Withdrawals

Before the Annuity Start Date, you may request a withdrawal of part of your Cash Value subject to certain conditions. Partial withdrawals may have adverse tax consequences, including a penalty tax. See “Federal Tax Considerations.”

Partial Withdrawal Conditions:

•	You must make your partial withdrawal request in writing.
•	Your written partial withdrawal request must contain your signature.
•	You should send your written request to the Service Center.
•	You may make only one partial withdrawal each calendar quarter.
•	You must request at least $100.
•	You may not make a partial withdrawal if the withdrawal plus the surrender charge would cause the Contract Value to fall below $500.
•	You may incur surrender charges.
•

You can specify the subaccount(s) and Fixed Account from which to make the partial withdrawal, otherwise we will deduct the amount from the subaccounts and the Fixed Account on a pro-rata basis (that is, according to the percentage of Contract Value contained in each subaccount and the Fixed Account).

•

We will price complete partial withdrawal requests that we receive from you at our Service Center before the NYSE closes for regular trading (usually 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the Accumulation Unit value determined at the close of that regular trading session of the NYSE. If we receive your complete partial withdrawal request after the close of regular trading on the NYSE, we will price your surrender request using the Accumulation Unit value determined at the close of the next regular trading session of the NYSE.

•	We will reduce your Contract Value by the amount of the withdrawal you requested plus any surrender charge.
•	We generally will pay a completed partial withdrawal request within seven calendar days after the Business Day when we receive the request.

Remember, any partial withdrawal you take will reduce your Contract Value, and will proportionally reduce the minimum death benefit by the amount of the withdrawals plus any charges. See “Death Benefits.”

If you elected the Guaranteed Minimum Death Benefit, a partial withdrawal will proportionally reduce the Greatest Anniversary Value and the amount of premiums (plus interest) being accumulated at 4% annually. Likewise, if you elected the Guaranteed Retirement Income Benefit, a partial withdrawal will proportionally reduce the Income Base. The impact of a proportional reduction on these benefits depends, in part, upon the relative amount of your Contract Value at the time of the withdrawal. Under proportional reductions, if the amount of the death benefit or Income Base is greater than the Contract Value at the time of the partial withdrawal, then the reduction in the death benefit or Income Base will be greater than the dollar amount of the withdrawal (including any charges). For this reason, if a death benefit is paid, or the Income Base is calculated, after you have taken a partial withdrawal, the possibility exists that the total amount of the death benefit or Income Base will be less than the total Premium Payments you have paid. See “Death Benefits” and “Guaranteed Retirement Income Benefit.”

Income taxes, tax penalties and certain restrictions may apply to any withdrawal you make.

See “Surrender Charges” for an explanation of the surrender charges that may apply.

Systematic Withdrawal Plan

After your first Contract Year, you can elect to receive regular payments from your Contract Value during the Pay-in Period. You may terminate the systematic withdrawal plan at any time.

Systematic Withdrawal Plan Conditions:

•	You must complete an enrollment form and send it to the Service Center.
•	You instruct us to withdraw selected amounts from the Fixed Account or any of the subaccounts.
•	We will make these withdrawals on a monthly basis.
•	You must withdraw at least $100.
•	You must have a minimum balance at least equal to the amount you want to withdraw.
•	We will deduct a surrender charge from any amount you withdraw in excess of your Free Withdrawal Amount.
•	You may not take a systematic withdrawal if the withdrawal plus the surrender charge would cause the Contract Value to fall below $500.

Income taxes and tax penalties may apply to the amount withdrawn. We may suspend, modify or terminate the systematic withdrawal plan at any time.

The Payout Period

The Annuity Start Date

The Annuity Start Date is the day that the Payout Period begins under the annuity option you have selected. If you own a Contract that is not a Qualified Contract, you must select the Annuity Start Date on which you will begin to receive annuity payments. The Annuity Start Date can be no later than the Final Annuity Date (the Contract Anniversary when the oldest Annuitant is age 95).

In the case of an IRA that satisfies Tax Code section 408, the Annuity Start Date must be no later than April 1 of the calendar year following the year in which you reach age 70 1/2 and the payment must be made in a specified form or manner. Roth IRAs under section 408A of the Tax Code do not require distributions at any time prior to your death; the Annuity Start Date for Roth IRAs can be no later than the Final Annuity Date.

Annuity Options

You must choose an annuity option on or before the Annuity Start Date. The annuity option you select will affect the dollar amount of each annuity payment you receive. You may select or change your annuity option on or before the Annuity Start Date while the Annuitant is living by sending a written request signed by you and/or your beneficiary, as appropriate, to our Home Office. You may choose one of the annuity options described below or any other annuity option being offered by us as of the Annuity Start Date. The annuity options we currently offer provide for fixed annuity payments. Once you have selected an annuity option, you may not change that election with respect to any Annuitant if annuity payments have begun. After the Annuity Start Date, the Contract no longer participates in the Variable Account.

You may elect to receive annuity payments on a monthly, quarterly, semi-annual or annual basis. If you do not specify the frequency of payment, we will pay you monthly. The first payment under any option will be made on the day of the month you request (subject to our agreement) and will begin in the month immediately following the Annuity Start Date. We will make subsequent payments on the same day of each subsequent period in accordance with the payment interval and annuity option you select.

If you do not select an annuity option by the Final Annuity Date, we will apply the Contract Value under the Second Option, Life Income with a 10-year guarantee period, as described below.

A beneficiary may have the death benefit paid as an annuity under one of the annuity options.

Determining the Amount of Your Annuity Payment

On the Annuity Start Date, we will use the Cash Value to calculate your annuity payments under the annuity option you select. Cash Value is your Contract Value minus any applicable surrender charges, records maintenance fee, and premium tax.

For Qualified Contracts, distributions must satisfy certain requirements specified in the Federal Tax Code.

Fixed Annuity Payments

Fixed annuity payments are periodic payments that we make to the Annuitant. The amount of the fixed annuity payment is fixed and guaranteed by us.

The amount of each fixed annuity payment depends on:

•	the form and duration of the annuity option you choose;
•	the age of the Annuitant;
•	the sex of the Annuitant (if applicable);
•	the amount of your Cash Value on the Annuity Start Date; and
•	the applicable guaranteed annuity tables in the Contract.

Guaranteed Annuity Tables

The guaranteed annuity tables in the Contract are based on a minimum guaranteed interest rate of 2.5%. We may, in our sole discretion, make annuity payments in an amount based on a higher interest rate.

The guaranteed annuity tables in your Contract show the minimum dollar amount of the first monthly payment for each $1,000 applied under the first, second and third annuity options. Under the first or second options, the amount of each payment will depend upon the adjusted age and sex of the Annuitant at the time we are due to pay the first payment. Under the third option, the amount of each payment will depend upon the sex of both Annuitants and their adjusted ages at the time we are due to pay the first payment.

The adjusted age of the Annuitant is determined by calculating the age at the nearest birthday of the Annuitant on the Annuity Start Date and subtracting a number that depends on the year in which the Annuity Start Date belongs:

Annuity Start Date	Adjusted Age is Age Minus
Before 2001	0 Years
2001 to 2010	1 Year
2011 to 2020	2 Years
2021 to 2030	3 Years
2031 to 2040	4 Years
After 2040	5 Years

Description of Annuity Options

First Option – Life Income.* We will make payments for the Annuitant’s lifetime. When the Annuitant dies, we will stop making monthly payments with the last payment due prior to the Annuitant’s death.

Second Option – Life Income with a Guarantee Period. We will make payments for the Annuitant’s lifetime, with the guarantee that we will make payments for at least 10 or 20 years. You select either the 10 or 20 year guarantee period. On the death of the Annuitant on or after the Annuity Start Date, we will pay any remaining guaranteed payments to the beneficiary.

For Qualified Contracts, the period selected cannot be longer than the Owner’s life expectancy, in order to satisfy minimum required distribution rules.

Third Option – Joint and Survivor Life Annuity.* Under this option, we will make annuity payments so long as two Annuitants are alive. After the death of one of the Annuitants, we will continue to make payments for the lifetime of the surviving Annuitant, although the amount of the payment may change. We will stop making monthly payments with the last payment due before the last surviving Annuitant’s death.

The amount of each payment will be determined from the tables in the Contract that apply to the particular option using the Annuitant’s age (and if applicable, sex or adjusted age).

Other options may be available upon request.

*	It is possible under this option to receive only one annuity payment if the Annuitant dies (or Annuitants die) before the due date of the second payment or to receive only two annuity payments if the Annuitant dies (or Annuitants die) before the due date of the third payment, and so on.

Guaranteed Retirement Income Benefit

As of June 18, 2003, we no longer offer the Guaranteed Retirement Income Benefit rider.

If you elected the Guaranteed Retirement Income Benefit rider and your initial Contract application was signed and dated before June 18, 2003, this rider remains in force and our obligations and duties to you under this rider will not change.

Our obligations and duties to Owners who purchased the rider are described below.

Here are some terms you will need to know before reading this section:

•	the guaranteed annuity rates are the rates contained in your Contract under “Guaranteed Annuity Tables.”

•	income base equals the greater of:

(i)

premiums you paid accumulated daily with interest compounded at 5.00% per year through the earlier of the Annuity Start Date and the Contract Anniversary on or next following the oldest joint Annuitant’s 80th birthday, with a proportional reduction for withdrawals; and

(ii)

the Greatest Anniversary Value for the Contract anniversaries through the earlier of the Annuity Start Date and the Contract Anniversary on or next following the oldest joint Annuitant’s 80th birthday, with a proportional reduction for withdrawals.

In determining the income base when the oldest joint Annuitant is over 80 on the Annuity Start Date, the income base on the Contract Anniversary coincident with or next following the Annuitant’s 80th birthday is increased by any premiums received and proportionately reduced by any withdrawals since that anniversary.

The proportional reductions for withdrawals are determined independently for (i) and (ii) above. The proportional reduction for each withdrawal (for purposes of the Guaranteed Retirement Income Benefit) equals:

•	the income base under the item being considered (either (i) or (ii) above) immediately prior to the withdrawal; multiplied by

•	the ratio of the amount withdrawn (including charges) to the Contract Value immediately prior to the withdrawal.

*            *             *

The Guaranteed Retirement Income Benefit provides a minimum fixed annuity guaranteed lifetime income to the Annuitant once the Contract has been in force for ten Contract Years. You may discontinue the Guaranteed Retirement Income Benefit at any time by sending notice to the Service Center. Once you discontinue the Guaranteed Retirement Income Benefit, you may not select it again.

If you selected the Guaranteed Retirement Income Benefit, we will deduct an additional daily charge on each Business Day from the subaccounts at an annual rate of 0.25% of the average daily net assets you have invested in the subaccounts. For more information, see the “Fees and Charges” section of this prospectus.

Conditions for receiving the Guaranteed Retirement Income Benefit:

•	You must choose an annuity option that provides payments for the lifetime of one or more Annuitants with payments guaranteed for a period not to exceed 10 years;
•	For Qualified Contracts, the period selected cannot be longer than the Owner’s life expectancy, in order to satisfy minimum required distribution rules.
•	You must select an Annuity Start Date that is on or after the 10th Contract Anniversary;
•	You must select an Annuity Start Date that occurs within 30 days following a Contract Anniversary; and
•

Your Annuity Start Date must be before the Annuitant’s 91st birthday and after the Annuitant’s 60th birthday. If the Annuitant is younger than 44 on the Issue Date, the Annuity Start Date must be after the 15th Contract Anniversary.

If you do not meet these conditions, you lose the benefit of the Rider.

The amount of minimum income payments we will pay under the Guaranteed Retirement Income Benefit is determined by applying the income base (less applicable taxes) to the guaranteed annuity rates in your Contract for the annuity option you select. On the Annuity Start Date, the income payments we will pay under the Contract will equal the greater of:

•	the dollar amount determined by applying the income base (under the Guaranteed Retirement Income Benefit) to the guaranteed annuity rates in the Contract; and
•	the dollar amount determined by applying the Contract’s Cash Value to the income benefits, annuity options and current annuity tables as described in your Contract.

We will pay the Guaranteed Retirement Income Benefit for the life of a single Annuitant, or the lifetimes of two Annuitants. If we pay the Guaranteed Retirement Income Benefit for the life of two Annuitants, then we will use the age of the oldest joint Annuitant to determine the income base.

The Guaranteed Retirement Income Benefit guarantees a minimum income that is based on conservative actuarial factors. The income guaranteed under the Guaranteed Retirement Income Benefit by applying the income base to the Contract’s guaranteed annuity tables may, under some circumstances, be less than the income that would be provided by applying the Contract’s Cash Value to current annuity factors (i.e., the income you would receive if you did not purchase the Guaranteed Retirement Income Benefit). Depending on market conditions and the build-up in your Contract’s Cash Value, you may decide not to annuitize under the rider. When you bought the Guaranteed Retirement Income Benefit, you took the risk that you may pay for the rider’s insurance but never receive the benefit.

Death Benefit Before the Annuity Start Date

Only one death benefit will be payable under this Contract. Upon payment of the death benefit proceeds, the Contract will terminate.

We will pay the death benefit proceeds to the beneficiary if any of the following occurs during the Pay-in Period:

•	the Owner or any joint Owner dies, or
•	the last surviving Annuitant dies,

and we receive satisfactory proof of death of the deceased.

If the beneficiary dies before the Owner or Annuitant and there is no contingent beneficiary, we will pay the death benefit to the Owner or the Owner’s estate.

If any Owner is a non-natural person, then the death of any Annuitant will be treated as the death of an Owner.

Take care when naming Owners, Annuitants and beneficiaries. Your choices may impact the amount of the death benefit payable under the Contract.

Standard Death Benefit

If you have not selected the Guaranteed Minimum Death Benefit on your application, and if the last surviving Annuitant (or an Owner who is an Annuitant) dies before his or her 80th birthday, the death benefit equals the greater of:

The Standard Death Benefit equals:

•	the Contract Value on the later of the date that we receive due proof of death and the date when we receive the beneficiary’s instructions on payment method at the Service Center; or
•	the minimum death benefit, which equals the sum of all premiums, minus proportional reductions for withdrawals.

The proportional reduction in the minimum death benefit equals:

•	the minimum death benefit immediately prior to the withdrawal; multiplied by
•	the ratio of the amount you withdraw (including any charges) to the Contract Value immediately before the withdrawal.

In all other cases (including the death of an Owner who is not an Annuitant), the death benefit equals the Contract Value determined on the later of the date that we receive due proof of death and the date when we receive the beneficiary’s instructions on payment method. Such other cases include the death of an Annuitant who has attained his or her 80th birthday.

In determining the standard death benefit, we will also subtract any applicable premium and withholding taxes not previously deducted.

Guaranteed Minimum Death Benefit

On your application, you may select the optional Guaranteed Minimum Death Benefit rider. If you select the Guaranteed Minimum Death Benefit rider, the death benefit guarantee provided by this rider will only apply if the last surviving Annuitant dies before the Annuity Start Date and before any Owner dies. In all other cases, such as the death of an Owner who is not the last surviving Annuitant, the death benefit will be limited to the Standard Death Benefit described above and you will lose the benefits of the rider. If you select the Guaranteed Minimum Death Benefit rider, we will deduct a substantial additional daily charge from your Contract Value.

Ask your agent for an explanation of the benefits and limitations of this feature, particularly if you name joint Owners and/or joint Annuitants.

The Guaranteed Minimum Death Benefit equals the greatest of:

1.	the standard death benefit as described above;
2.

premiums you paid accumulated daily with interest compounded at a rate of 4% per year through the earlier of (i) the date of death, or (ii) the Contract Anniversary on or next following the last surviving Annuitant’s 80th birthday, minus proportional reductions for withdrawals; or

3.

the Greatest Anniversary Value on any Contract Anniversary through the earlier of the date of death or the Contract Anniversary on or next following the last surviving Annuitant’s 80th birthday, minus proportional reductions for withdrawals.

The Greatest Anniversary Value is calculated as follows: an anniversary value is defined for each eligible Contract Anniversary as the Contract Value on that anniversary, increased by premiums accepted since that anniversary and proportionately reduced for withdrawals since that anniversary. The largest such anniversary value is the Greatest Anniversary Value.

Guaranteed Minimum Death Benefit Provisions:

•

If the last surviving Annuitant dies after the Contract Anniversary coincident with or next following that Annuitant’s 80th birthday and before the Annuity Start Date, the amounts calculated under 2 and 3 above will be increased by premiums received and proportionately reduced for withdrawals since that anniversary.

•	If the last surviving Annuitant was older than 80 on the Issue Date, then no death benefit will be payable under 2 or 3 above.
•	The proportional reductions for withdrawals are determined independently for 2 and 3 above. The proportional reduction for each withdrawal is equal to the product of:

◾	the death benefit available under the item being considered (either 2 or 3) immediately prior to the withdrawal, and
◾	the ratio of the amount withdrawn (including any charges) to the Contract Value immediately before the withdrawal.

•	We will deduct an additional charge equal, on an annual basis, to 0.25% of the average net assets you have invested in the subaccounts.
•	You must select the Guaranteed Minimum Death Benefit on your Contract application.
•	This death benefit is only payable during the Pay-in Period and is not available after the Annuity Start Date.
•

The Guaranteed Minimum Death Benefit will end when the Contract ends or you send a signed request to terminate it to the Service Center. If you terminate the rider, we will no longer deduct the 0.25% additional rider charge from the subaccounts.

In determining the Guaranteed Minimum Death Benefit, we will also subtract any applicable premium and withholding taxes not previously deducted.

The Guaranteed Minimum Death Benefit may not be available in all states, and it may vary by state.

Distribution of Death Benefit Proceeds

If a death benefit is payable before the Annuity Start Date, we will pay the death benefit in a lump sum, unless we consent to another arrangement within 90 days of receiving due proof of death.

If all or a part of the death benefit proceeds are paid in one lump sum and the proceeds are at least $10,000, we will place the lump-sum payment into an interest-bearing special account opened in the beneficiary’s name, unless the Beneficiary elects to receive the lump sum by check or payment by check is required by applicable law. We will provide the beneficiary with a checkbook to access these funds from the special account within seven calendar days of our receipt of due proof of death and payment instructions at the Service Center. The beneficiary can withdraw all or a portion of the death benefit proceeds at any time, and will receive interest on the proceeds remaining in the account. The special account is part of our General Account, is not FDIC insured, and is subject to the claims of our creditors. We may receive a benefit from the amounts held in the account.

In all events, death benefit distributions will be made from a non-qualified Contract in accordance with Section 72(s) of the Tax Code.

If any Owner dies before the Annuity Start Date, the death benefit must be distributed to the beneficiaries within five years after the date of death or distributed over the life (or period not exceeding the life expectancy) of the beneficiary, provided that such distributions begin within one year of the Owner’s death. A new settlement agreement will be drawn up and the original Contract will terminate. The payments under this agreement will be fixed and guaranteed. If you have named two or more beneficiaries, then the provisions of this section shall apply independently to each beneficiary.

If the sole beneficiary is the surviving spouse of the deceased Owner, the spouse may elect to continue the Contract (in lieu of receiving the death benefit) with the surviving spouse as the sole Owner but not the Annuitant. On the death of the surviving spouse, we will pay a death benefit. If the Contract is continued with the Guaranteed Minimum Death Benefit rider in effect, the spouse should consider terminating the rider, as the Guaranteed Minimum Death Benefit cannot be paid on the death of the surviving spouse.

If an Owner is a non-natural person, then each Annuitant will be treated as an Owner for purposes of distributing the death benefit, and any death of an Annuitant will be treated as the death of the Owner for purposes of these requirements. Moreover, if an Annuitant is also an Owner, then the death of such Annuitant will also be treated as the death of an Owner.

Multiple Beneficiaries. If a death benefit is owed to more than one primary beneficiary or contingent beneficiary, we may delay payment of the death benefit proceeds until we have received the necessary instructions from each primary or contingent beneficiary. Each primary or contingent beneficiary will bear the investment risk (i.e., receive any gains or bear any losses) on investments held in the subaccounts until the payment of the death benefit.

Death Benefit on or After the Annuity Start Date

If an Annuitant dies on or after the Annuity Start Date, we will pay any remaining guaranteed payments to the beneficiary as provided in the annuity option selected. If an Owner who is not the Annuitant dies while an Annuitant is still living, we will continue to pay the income payments for the Annuitant’s lifetime in the same manner as before such Owner’s death.

Investment Performance of the Subaccounts

The Company periodically advertises performance of the subaccounts and portfolios. We may disclose at least four different kinds of performance.

First, we may disclose standard total return figures for the subaccounts that reflect the deduction of all charges under the Contract, including the mortality and expense charge, any charge for optional benefits, the annual records maintenance charge and the surrender charge. These figures are based on the actual historical performance of the subaccounts since their inception.

Second, we may disclose total return figures on a non-standard basis. This means that the data may be presented for different time periods and different dollar amounts. The data will not be reduced by the surrender charge or by charges for optional benefits currently assessed under the Contract. We will only disclose non-standard performance data if it is accompanied by standard total return data.

Third, we may present historic performance data for the portfolios since their inception reduced by all fees and charges under the Contract, although we may not deduct the surrender charge or the charges for optional benefits in some cases. Such adjusted historic performance includes data that precedes the inception dates of the subaccounts, but is designed to show the performance that would have resulted if the Contract had been available during that time.

Fourth, we may include in our advertising and sales materials, tax deferred compounding charts and other hypothetical illustrations, which may include comparisons of currently taxable and tax-deferred investment programs, based on selected tax brackets.

We may provide illustrations of hypothetical Contract expenses and values during the accumulation period, based on hypothetical rates of return that are not guaranteed.

For a sample of the performance of the subaccounts and portfolios that we may advertise, see the SAI.

Federal Tax Considerations

The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state tax or other tax laws. If a non-qualified annuity contract satisfies the requirements of the Tax Code, no taxes are generally imposed on increases in the value of a contract until distribution occurs, either in the form of a payment in a single lump sum or as annuity payments under the annuity payout option elected.

Diversification Requirements. One of the requirements is that the investments of the Variable Account be “adequately diversified” in order to treat the Contract as an annuity contract for Federal income tax purposes. We believe that the Variable Account will satisfy these diversification requirements. We reserve the right to modify the Variable Account to bring it into conformity with applicable standards should such modification be necessary to assure the Contract is treated as an annuity contract for tax purposes.

Owner Control. In some circumstances, Owners of variable annuity contracts who retain excessive control over the investment of the underlying portfolio assets of the Variable Account may be treated as the Owners of those assets and may be subject to current tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Contracts, we believe that the Owner of a Contract should not be treated as the Owner of the underlying assets. We reserve the right to modify the Contract to bring it into conformity with applicable standards should such modification be necessary to prevent Owners of the Contracts from being treated as the Owners of the underlying portfolio assets of the Variable Account.

Death Distribution Requirements. In order to be treated as an annuity Contract for Federal income tax purposes, any non-qualified Contract issued after January 18, 1985 must provide that:

(a)	if an Owner dies on or after the annuity start date but prior to the time the entire interest in the Contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner’s death; and

(b)	if an Owner dies prior to the annuity start date, the entire interest in the contract will be distributed within five years after the date of the Owner’s death.

The requirement in (b) above will be considered satisfied with respect to any portion of the Owner’s interest which is payable to or for the benefit of a “designated beneficiary” who is a natural person, if distributed over the life of that beneficiary or over a period not extending beyond the life expectancy of that beneficiary and such distributions begin within one year of that Owner’s death. The Owner’s “designated beneficiary” is the person designated by the Owner as a beneficiary and to whom ownership passes upon the Owner’s death. If the Owner’s “designated beneficiary” is the surviving spouse of the Owner, however, the Contract may be continued with the surviving spouse as the new Owner.

Non-qualified Contracts issued after January 18, 1995 contain provisions which are intended to comply with these requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with these requirements when clarified by regulation or otherwise.

The U.S. Department of the Treasury and the Internal Revenue Service, following the U.S. Supreme Court’s decision in United States v. Windsor, jointly announced the issuance of Revenue Ruling 2013-17, providing guidance on the federal taxation of same-sex couples. Windsor invalidated the limitation of marriage to opposite-sex couples in the federal Defense of Marriage Act (“DOMA”). Rev. Rul. 2013-17 holds that for all federal tax purposes, including income, gift and estate tax, the IRS will recognize same-sex marriages that are legally valid in the state where the couple married, regardless of whether the state in which the couple resides would recognize the marriage. In the 2015 case, Obergefell v. Hodges, the U.S. Supreme Court required all states to issue marriage licenses to same-sex couples and to recognize same-sex marriages validly performed in other jurisdictions.

DOMA still affects the federal tax status of same-sex civil unions and domestic partnerships. For Federal tax purposes, the term “marriage” does not include registered domestic partnerships, civil unions, or other similar formal relationships recognized under state law that are not denominated as a marriage under that state’s law. Thus, domestic partners and individuals in civil unions are not treated as “Spouses” under this Contract. You are strongly encouraged to consult with a qualified financial adviser and/or tax adviser for additional information on your state’s law regarding civil unions and same-sex marriages.

We believe that our Contracts will qualify as annuity contracts for Federal income tax purposes and the following discussion assumes that they will so qualify. Further information on the tax status of the Contract can be found in the SAI under the heading “Tax Status of the Contracts.” You can obtain the SAI (at no cost) by writing to us at the address shown on the back cover or by calling 1-877-376-8008.

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money – generally for retirement purposes. In this way, annuity contracts have been recognized by the tax authorities as a legitimate means of deferring tax on investment income.

If you invest in a variable annuity as part of an IRA, Roth IRA, SIMPLE IRA or SEP IRA program, your Contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is called a Non-Qualified Contract.

We believe that if you are a natural person you will not be taxed on increases in the Contract Value of your Contract until a distribution occurs or until annuity payments begin. (The agreement to assign or pledge any portion of a Contract’s accumulation value generally will be treated as a distribution.) When annuity payments begin on a

Non-Qualified Contract, you will be taxed only on the portion of each annuity payment that represents investment gains you have earned and not on the payments you made to purchase the Contract. Generally, withdrawals from your annuity should only be made once the Annuitant reaches age 59 1/2, dies or is disabled, otherwise a tax penalty of ten percent of the amount treated as income could be applied against any amounts included in income, in addition to the tax otherwise imposed on such amount.

Taxation of Non-Qualified Contracts

Non-Natural Person. If a non-natural person (such as a corporation) owns a non-qualified annuity contract, the Owner generally must include in income any increase in the excess of the accumulation value over the investment in the contract (generally, the premiums or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective Owner that is not a natural person should discuss these with a tax adviser.

The following discussion generally applies to Contracts owned by natural persons.

Withdrawals. When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the accumulation value immediately before the distribution over the Owner’s investment in the contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner’s investment in the Contract.

Penalty Tax on Certain Withdrawals. In the case of a distribution from a Contract, there may be imposed a Federal tax penalty equal to ten percent of the amount treated as income. In general, however, there is no penalty on distributions:

•	made on or after the taxpayer reaches age 59 1/2;
•	made on or after the death of an Owner;
•	attributable to the taxpayer’s becoming disabled; or
•	made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

Other exceptions may apply under certain circumstances and special rules may apply in connection with the exceptions enumerated above. Additional exceptions apply to distributions from a Qualified Contract. You should consult a tax adviser with regard to exceptions from the penalty tax.

Annuity Payments. Although tax consequences may vary depending on the annuity option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

Partial Annuitization. If part of an annuity Policy’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Policy is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the Policy to a payment option, we will treat those payments as withdrawals for tax purposes.

Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under an annuity option, they are taxed in the same way as annuity payments.

Tax-Free Exchanges. Section 1035 of the Code provides that no gain or loss shall be recognized on the exchange of one annuity contract for another. Generally, an annuity contract issued in an exchange for another annuity contract is treated as new for purposes of the penalty and distribution at death rules.

If the initial Contribution is made as a result of an exchange or surrender of another annuity contract, we may require that you provide information relating to the federal income tax status of the previous annuity contract to us.

Revenue Procedure 2011-38 significantly eases the restrictions on partial transfers previously adopted by the IRS. Under Rev. Proc. 2011-38, a partial exchange will be treated as tax-free under Section 1035 of the Code if there are no distributions, from either annuity, within 180 days of the partial 1035 exchange and annuity payments that satisfy the partial annuitization rule of Section 72(a)(2) of the Code will not be treated as a distribution from either the old or new contract. Please discuss any tax consequences concerning any contemplated transaction with a competent tax adviser.

Transfers or Assignments of a Contract. A transfer or assignment of ownership of a Contract, the designation of an Annuitant or payee other than an Owner, or the selection of certain Annuity Start Dates may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment, designation or exchange, should consult a tax adviser as to the tax consequences.

Withholding. Distributions from non-qualified Contracts generally are subject to withholding for the Owner’s federal income tax liability. The withholding rate varies according to the type of distribution and the Owner’s tax status. The Owner will be provided the opportunity to elect to not have tax withheld from distributions.

Multiple Contracts. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such Owner’s income when a taxable distribution occurs.

Separate Account Charges. It is possible that the Internal Revenue Service may take a position that rider charges are deemed to be taxable distributions to you. Although we do not believe that a rider charge under the Contract should be treated as a taxable withdrawal, you should consult your tax adviser prior to selecting any rider or endorsement under the Contract.

Health Care and Education Reconciliation Act of 2010. The Health Care and Education Reconciliation Act of 2010 (“the Act”) imposes a 3.8% tax in taxable years beginning in 2013 on an amount equal to the lesser of (a) “net investment income;’ or (b) the excess of a taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). “Net investment income” is defined for this purpose as including the excess (if any) of gross income from annuities over allowable deductions, as such terms are defined in the Act. The term net investment income does not include any distribution from an IRA or certain other retirement plans or arrangements. Please consult the impact of the Act on You with a competent tax adviser.

Further Information. We believe that the Contracts will qualify as annuity contracts for Federal income tax purposes and the above discussion is based on that assumption. Further details can be found in the Statement of Additional Information under the heading “Tax Status of the Contracts.”

Taxation of Qualified Contracts

The tax rules that apply to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

Individual Retirement Annuities, (IRAs), as defined in Section 408 of the Tax Code, permit individuals to make annual contributions of up to the lesser of $5,500 for 2018 or 100% of the compensation included in your income for the year. The contributions may be deductible in whole or in part, depending on the individual’s income. If you reach the age of 50 before the end of 2018, you are entitled to an additional catch-up contribution of $1,000, raising your total annual contribution to $6,500. Distributions from certain pension plans may be “rolled over” or “directly transferred” into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed at ordinary income rates when distributed from the IRA. A ten percent penalty tax generally applies to distributions made before age 59 1/2, unless certain exceptions apply. The Internal Revenue Service has reviewed the Contract and its traditional IRA and SIMPLE IRA riders and has issued an opinion letter approving the form of the Contract and the riders for use as a traditional IRA and a SIMPLE IRA.

SIMPLE IRAs permit certain small employers to establish SIMPLE plans as provided by Section 408(p) of the Tax Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation up to a limit specified in the Tax Code (as increased for cost of living adjustments). The sponsoring employer is required to make matching or non-elective contributions on behalf of the employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a ten percent penalty tax, which is increased to

25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan.

Roth IRAs, as described in Tax Code section 408A, permit certain eligible individuals to make non-deductible contributions to a Roth IRA up to a limit specified in the Tax Code or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax and other special rules apply. The Owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years.

Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a ten percent penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A ten percent penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made. Unlike the traditional IRA, there are no minimum required distributions during the Owner’s lifetime; however, required distributions at death are generally the same.

SEP IRAs, as described in Tax Code section 408(k), permit employers to make contributions to IRAs on behalf of their employees. SEP IRAs generally are subject to the same tax rules and limitations regarding distributions as IRAs, and they are subject to additional requirements regarding plan participation and limits on contributions.

Other Tax Issues

Qualified Contracts have minimum distribution rules that govern the timing and amount of distributions. You should consult a tax adviser for more information about these distribution rules.

Distributions from Qualified Contracts generally are subject to withholding for the Owner’s Federal income tax liability. The withholding rate varies according to the type of distribution and the Owner’s tax status. The Owner will be provided the opportunity to elect to not have tax withheld from distributions.

Due to regulatory requirements, we must include the value of your Guaranteed Minimum Death Benefit or the GRIB Rider in the calculation of your required minimum distribution. As a result of this calculation, your required minimum distribution may be significant, and the fair market value of your Contract, as reported on Form 5498, may exceed the Contract Value. However, only the Contract Value is available to you for withdrawals. You should consult a tax adviser for more information about these distribution rules.

Our Taxes

At the present time, we make no charge for any Federal, state or local taxes (other than the charge for state and local premium taxes) that we incur that may be attributable to the subaccounts of the Variable Account or to the Contracts. We do have the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that we determine is attributable to the subaccounts of the Variable Account or the Contracts.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

Federal Estate Taxes

While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. You should consult an estate planning adviser for more information.

Generation-Skipping Transfer Tax

Under certain circumstances, the Tax Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Tax Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

Permanent Estate and Gift Tax Exemption

The American Taxpayer Relief Act of 2012 (“ATRA”) permanently establishes the federal estate tax, gift tax and generation-skipping transfer tax exemptions at $5,000,000 indexed for inflation. ATRA also permanently establishes the maximum federal estate tax, gift tax and generation-skipping transfer tax rate at 40%. ATRA allows a deceased spouse’s estate to transfer any unused portion of the deceased spouse’s exemption amount to a surviving spouse. ATRA also unified the estate tax, gift tax and generation skipping transfer tax exemptions and provided for indexing of these exemptions for inflation beginning in 2012. The Tax Cut and Jobs Act of 2017, increased the federal estate, gift and generation-skipping transfer tax exemption amounts to $11,200,000 for individuals and $22,400,000 for married couples respectively beginning in 2018. These exemption amounts are scheduled to increase with inflation each year until 2025. On January 1, 2026, the exemption amounts are scheduled to revert to the 2017 levels, adjusted for inflation.

Annuity Purchases by Residents of Puerto Rico

The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Annuity Purchases by Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

Foreign Tax Credits

We may benefit from any foreign tax credits attributable to taxes paid by certain portfolios to foreign jurisdictions to the extent permitted under federal tax law.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract Owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.

Additional Information

When We Will Make Payments

During the Pay-in Period, we will usually pay the amounts of any surrender, partial withdrawal, or death benefit payment within seven calendar days after we receive all the required information. The required information includes your written request, any information or documentation we reasonably need to process your request, and, in the case of a death benefit, receipt and filing of due proof of death. However, we may suspend or postpone payments during any period when:

•	the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC;
•	the SEC permits, by an order, the postponement for the protection of Owners; or
•	the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of their value not reasonably practicable.

If you have submitted a recent check or draft, we have the right to defer payment of a surrender, withdrawals, or death benefit proceeds, or payments under a settlement option until we have assured ourselves that the check or draft has been honored.

If mandated under applicable law, we may be required to reject a Premium Payment and/or otherwise block access to a Contract Owner’s account and thereby refuse to pay any request for transfers, partial withdrawals, a surrender, annuity payments, or death benefits. Once blocked, monies would be held in that account until instructions are received from the appropriate regulator. We may also be required to provide additional information about you or your account to government regulators.

We have the right to defer payment for a surrender, partial withdrawal, death benefit or transfer from the Fixed Account for up to six months from the date we receive your written request.

Distribution of the Contracts

Distribution and Principal Underwriting Agreement. We have entered into a distribution agreement with Farmers Financial Solutions, LLC (“FFS”), our affiliate, for the distribution and sale of the Contracts. Pursuant to this agreement, FFS serves as principal underwriter for the Contracts. FFS is affiliated with Farmers through Farmers’ parent that provides management-related services to the parent companies of FFS. FFS offers the Contracts for sale through its sales representatives. We reimburse FFS for certain expenses it incurs in order to pay for the distribution of the Contracts (e.g., commissions).

Compensation to Broker-Dealers Selling the Contracts. We pay commissions to FFS for sales of the Contracts by FFS’ sales representatives. Sales commissions may vary, but the commissions payable for Contract sales by sales representatives of FFS are expected not to exceed 7% of Premium Payments. Some sales representatives may elect to receive a lower commission on Premium Payments at the time of payment along with a quarterly or monthly payment based on Contract value for so long as the Contract remains in effect. FFS may be required to return to us first year commissions if the Contract is not continued through the first Contract Year. We may pay lower compensation on sales to Owners at older ages and at amounts over $1 million.

Special Compensation Paid to FFS. We pay for FFS’ operating and other expenses, including overhead, legal, and accounting fees. We may also pay for certain sales expenses of FFS: sales representative training materials; marketing materials and advertising expenses; and certain other expenses of distributing the Contracts. In addition, we contribute indirectly to the deferred compensation for FFS’ sales representatives. FFS pays its sales representatives a portion of the commissions received for their sales of the Contracts.

FFS’ sales representatives and their managers are also eligible for various cash benefits, such as cash production incentive bonuses based on aggregate sales of our variable insurance products (including this Contract) and/or other insurance products we issue, as well as certain insurance benefits and financing arrangements.

In addition, FFS’ sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional non-cash compensation items. Non-cash compensation items that FFS and we may provide jointly include attendance at conferences, conventions, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, awards, merchandise and other similar items. By selling this Contract, sales representatives and/or their managers may qualify for these productivity benefits. FFS’ sales representatives and managers may receive other payments from us for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Exclusive Access to FFS’ Distribution Network. In exchange for the amounts we pay to FFS, we receive exclusive access to FFS’ distribution network. The amounts we pay are designed especially to encourage the sale of our products by FFS. See the SAI for a discussion of the amounts of commissions we have paid to FFS in connection with its exclusive offering of the Contracts and other Farmers variable life insurance products.

The prospect of receiving, or the actual receipt of the additional compensation, may provide FFS and/or its sales representatives with an incentive to recommend the Contracts to prospective Owners over the sales of other investments with respect to which FFS either does not receive additional compensation or receives lower levels of additional compensation.

Ask your sales representative for further information about the compensation your sales representative and FFS may receive in connection with your purchase of a Contract. Also inquire about any revenue sharing arrangements that we may have with FFS, including the conflicts of interest that such arrangements may create.

No specific charge is assessed directly to Contract Owners or the Variable Account to cover commissions and other incentives or payments described above in connection with the distribution of the Contracts. However, we intend to recoup commissions and other sales expenses and incentives we pay through the fees and charges we deduct under the Contract and through other corporate revenue.

You should be aware that FFS and its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these payments may create an incentive for the selling firm or its sales representatives to recommend or sell this Contract to you. You may wish to take such payments into account when considering and evaluating any recommendation relating to the Contract.

Legal Proceedings

Like other life insurance companies, we are involved in lawsuits that arise in the ordinary course of the Company’s business. These actions are in various stages of discovery and development, and some seek punitive as well as compensatory damages. In addition, we are, from time to time, involved as a party to various governmental and administrative proceedings. While it is not possible to predict the outcome of such matters with absolute certainty, at the present time, it appears that there are no pending or threatened lawsuits that are likely to have a material adverse impact on the Variable Account, on FFS’ ability to perform under its principal underwriting agreement, or on the Company’s ability to meet its obligations under the Contracts.

Reports to Owners

Before the Annuity Start Date, we will mail a report to you at least annually at your last known address of record. The report will state the Contract Value (including the Contract Value in each subaccount and the Fixed Account), and any further information required by any applicable law or regulation. Contract Owners will also receive confirmations within 7 calendar days of each unscheduled financial transaction, such as Premium Payments, transfers, partial withdrawals, and a surrender. Scheduled financial transactions may be confirmed using quarterly statements.

Inquiries

Inquiries regarding your Contract may be made by calling or writing to us at the Service Center.

Financial Statements

The audited financial statements of Farmers New World Life Insurance Company and of Farmers Annuity Separate Account A are included in the SAI. You should consider the financial statements of Farmers New World Life Insurance Company as bearing only upon our ability to meet our obligations under the Policies. For a free copy of these audited financial statements, please call or write to us at the Service Center.

Statement of Additional Information Table of Contents

The SAI contains additional information about the Contract and the Variable Account. You can obtain the SAI (at no cost) by writing to us at the address shown on the back cover or by calling 1-877-376-8008. The following is the Table of Contents for the SAI.

Appendix A - Condensed Financial Information

The following tables of condensed financial information show Accumulation Unit values for each subaccount for the period since the subaccount started operation. An Accumulation Unit value is the unit we use to calculate the value of your interest in a subaccount. The tables below show two sets of Accumulation Unit values that reflect the highest and lowest levels of Variable Account Annual Expenses available under the Contract. Tables for one other set of Accumulation Unit values corresponding to the middle level of Variable Account Annual Expenses are included in the SAI, which is available (at no cost) by writing to us at the address shown on the back cover or by calling 1-877-376-8008. The Accumulation Unit value does not reflect the deduction of charges such as the annual Record Maintenance Charge that we subtract from your Contract Value by redeeming units. The data for 2017 used in the tables below is obtained from the audited financial statements of the Variable Account that can be found in the SAI.

No Optional Benefits Elected

(Total Variable Account Annual Expenses of 1.15% of the daily net assets of the subaccount)

Calvert Variable Series, Inc.: VP SRI Mid Cap Growth Portfolio*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	19.85	21.92	2,166
2016	18.73	19.85	2,604
2015	19.59	18.73	2,832
2014	18.33	19.59	2,805
2013	14.27	18.33	9,929
2012	12.36	14.27	11,980
2011	12.22	12.36	15,786
2010	9.40	12.22	17,912
2009	7.20	9.40	20,963
2008	11.60	7.20	6,912

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

Dreyfus Variable Investment Fund: Opportunistic Small Cap Portfolio (Service Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	16.84	20.71	54,375
2016	14.58	16.84	57,044
2015	15.13	14.58	73,560
2014	15.11	15.13	82,946
2013	10.31	15.11	90,236
2012	8.67	10.31	110,368
2011	10.21	8.67	103,316
2010	7.89	10.21	100,284
2009	6.35	7.89	113,450
2008	10.32	6.35	121,180

No Optional Benefits Elected

(Total Variable Account Annual Expenses of 1.15% of the daily net assets of the subaccount)

Dreyfus Variable Investment Fund: Quality Bond Portfolio (Service Class Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	15.10	15.56	20,208
2016	15.08	15.10	21,556
2015	15.55	15.08	24,849
2014	15.04	15.55	29,365
2013	15.49	15.04	33,011
2012	14.69	15.49	41,769
2011	13.91	14.69	46,039
2010	13.01	13.91	51,383
2009	11.48	13.01	74,966
2008	12.15	11.48	106,415

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

The Dreyfus Sustainable U.S. Equity Portfolio. (Service Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	14.73	16.76	11,572
2016	13.54	14.73	11,071
2015	14.18	13.54	12,484
2014	12.68	14.18	15,669
2013	9.57	12.68	15,909
2012	8.67	9.57	12,240
2011	8.71	8.67	13,328
2010	7.69	8.71	13,097
2009	5.83	7.69	9,817
2008	9.01	5.83	7,650

Deutsche Variable Series I: Deutsche Bond VIP (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	15.43	16.14	120,402
2016	14.73	15.43	122,060
2015	14.95	14.73	131,314
2014	14.18	14.95	149,610
2013	14.79	14.18	182,038
2012	13.88	14.79	238,071
2011	13.28	13.88	252,941
2010	12.58	13.28	299,452
2009	11.56	12.58	312,536
2008	14.05	11.56	342,551

No Optional Benefits Elected

(Total Variable Account Annual Expenses of 1.15% of the daily net assets of the subaccount)

Deutsche Variable Series I: Deutsche Core Equity VIP (Class A Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	17.82	21.32	83,653
2016	16.31	17.82	91,404
2015	15.68	16.31	101,033
2014	14.18	15.68	105,799
2013	10.45	14.18	112,047
2012	9.12	10.45	117,453
2011	9.24	9.12	132,368
2010	8.17	9.24	154,877
2009	6.16	8.17	172,904
2008	10.10	6.16	189,853

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

Deutsche Variable Series I: Deutsche Global Small Cap VIP (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	21.62	25.65	90,907
2016	21.53	21.62	103,337
2015	21.52	21.53	116,352
2014	22.71	21.52	122,945
2013	16.90	22.71	128,052
2012	14.82	16.90	157,376
2011	16.63	14.82	169,651
2010	13.28	16.63	177,112
2009	9.07	13.28	191,951
2008	18.33	9.07	206,649

Deutsche Variable Series I: Deutsche CROCI® International VIP (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	6.60	7.96	339,938
2016	6.62	6.60	353,447
2015	7.09	6.62	370,655
2014	8.13	7.09	392,052
2013	6.84	8.13	397,859
2012	5.73	6.84	441,676
2011	6.96	5.73	468,660
2010	6.93	6.96	484,229
2009	5.25	6.93	506,549
2008	10.25	5.25	566,422

No Optional Benefits Elected

(Total Variable Account Annual Expenses of 1.15% of the daily net assets of the subaccount)

Deutsche Variable Series II: Deutsche CROCI U.S. VIP-A (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	27.68	33.62	165,885
2016	29.28	27.68	179,875
2015	31.80	29.28	197,730
2014	29.05	31.80	204,664
2013	22.45	29.05	223,408
2012	20.69	22.45	254,707
2011	14.48	20.69	285,961
2010	13.02	14.48	466,319
2009	10.51	13.02	515,917
2008	19.68	10.51	577,719

Deutsche Variable Series II: Deutsche Government & Agency Securities VIP (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	17.39	17.48	49,487
2016	17.39	17.39	53,353
2015	17.59	17.39	62,479
2014	16.90	17.59	71,756
2013	17.63	16.90	82,439
2012	17.33	17.63	93,452
2011	16.31	17.33	100,882
2010	15.47	16.31	110,203
2009	14.48	15.47	115,055
2008	13.96	14.48	123,393

Deutsche Variable Series II: Deutsche High Income VIP (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	21.55	22.90	77,689
2016	19.31	21.55	84,057
2015	20.44	19.31	98,634
2014	20.38	20.44	105,585
2013	19.10	20.38	120,429
2012	16.81	19.10	138,305
2011	16.38	16.81	148,779
2010	14.53	16.38	162,568
2009	10.50	14.53	177,514
2008	13.96	10.50	192,454

No Optional Benefits Elected

(Total Variable Account Annual Expenses of 1.15% of the daily net assets of the subaccount)

Deutsche Variable Series II: Deutsche Money Market VIP (now Deutsche Government Money Market VIP) (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	10.80	10.73	35,135
2016	10.92	10.80	39,218
2015	11.04	10.92	43,553
2014	11.17	11.04	47,866
2013	11.30	11.17	56,221
2012	11.43	11.30	71,228
2011	11.56	11.43	101,748
2010	11.69	11.56	123,677
2009	11.78	11.69	73,010
2008	11.61	11.78	77,271

Deutsche Variable Series II: Deutsche Small Mid Cap Growth VIP (Class A Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	7.44	8.98	21,557
2016	6.90	7.44	22,340
2015	7.04	6.90	24,507
2014	6.74	7.04	24,623
2013	4.77	6.74	27,938
2012	4.22	4.77	28,066
2011	4.44	4.22	33,899
2010	3.47	4.44	38,106
2009	2.50	3.47	51,768
2008	5.01	2.50	51,279

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

Fidelity® Variable Insurance Products Fund (“VIP”): Fidelity® VIP Growth Portfolio (Service Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	16.01	21.37	224,899
2016	16.08	16.01	241,837
2015	15.20	16.08	271,704
2014	13.82	15.20	296,295
2013	10.27	13.82	318,791
2012	9.07	10.27	357,549
2011	9.16	9.07	409,277
2010	7.47	9.16	445,362
2009	5.89	7.47	508,996
2008	11.30	5.89	523,485

No Optional Benefits Elected

(Total Variable Account Annual Expenses of 1.15% of the daily net assets of the subaccount)

Fidelity® Variable Insurance Products Fund (“VIP”): Fidelity® VIP Index 500 Portfolio (Service Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	19.89	23.91	198,698
2016	18.01	19.89	218,721
2015	17.99	18.01	255,337
2014	16.04	17.99	276,074
2013	12.28	16.04	326,954
2012	10.73	12.28	372,741
2011	10.64	10.73	415,489
2010	9.37	10.64	425,710
2009	7.49	9.37	475,934
2008	12.04	7.49	469,736

Fidelity® Variable Insurance Products Fund (“VIP”): Fidelity® VIP Mid Cap Portfolio (Service Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	37.18	44.36	93,317
2016	33.54	37.18	98,520
2015	34.44	33.54	108,162
2014	32.81	34.44	115,583
2013	24.39	32.81	128,588
2012	21.50	24.39	147,666
2011	24.36	21.50	170,550
2010	19.14	24.36	179,413
2009	13.83	19.14	202,994
2008	23.12	13.83	200,742

Fidelity® VIP Freedom Funds: Fidelity® VIP Freedom 2005 Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	13.09	14.33	561
2016	12.64	13.09	588
2015	12.85	12.64	3,462
2014	12.49	12.85	3,360
2013	11.54	12.49	6,076
2012	10.68	11.54	6,810
2011	10.81	10.68	6,665
2010	9.84	10.81	6,653
2009	8.11	9.84	0
2008	9.82	8.11	0

* Inception date of the subaccount was 9/1/08

No Optional Benefits Elected

(Total Variable Account Annual Expenses of 1.15% of the daily net assets of the subaccount)

Fidelity® VIP Freedom Funds: Fidelity® VIP Freedom 2010 Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	14.01	15.63	1,927
2016	13.47	14.01	2,036
2015	13.70	13.47	3,090
2014	13.29	13.70	3,092
2013	11.88	13.29	4,176
2012	10.77	11.88	4,575
2011	10.94	10.77	2,063
2010	9.83	10.94	2,997
2009	8.02	9.83	2,952
2008	9.80	8.02	0

* Inception date of the subaccount was 9/1/08

Fidelity® VIP Freedom Funds: Fidelity® VIP Freedom 2015 Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	14.14	16.05	12,892
2016	13.55	14.14	13,149
2015	13.77	13.55	14,221
2014	13.34	13.77	15,326
2013	11.82	13.34	15,678
2012	10.69	11.82	16,086
2011	10.87	10.69	12,285
2010	9.74	10.87	16,797
2009	7.88	9.74	12,739
2008	9.79	7.88	4,137

* Inception date of the subaccount was 9/1/08

Fidelity® VIP Freedom Funds: Fidelity® VIP Freedom 2020 Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	14.19	16.31	48,876
2016	13.57	14.19	51,857
2015	13.79	13.57	53,581
2014	13.33	13.79	54,614
2013	11.66	13.33	54,854
2012	10.43	11.66	54,301
2011	10.68	10.43	54,215
2010	9.45	10.68	25,909
2009	7.44	9.45	12,809
2008	9.72	7.44	4,110

* Inception date of the subaccount was 9/1/08

No Optional Benefits Elected

(Total Variable Account Annual Expenses of 1.15% of the daily net assets of the subaccount)

Fidelity® VIP Freedom Funds: Fidelity® VIP Freedom 2025 Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	14.83	17.23	11,208
2016	14.15	14.83	12,712
2015	14.39	14.15	12,109
2014	13.88	14.39	16,080
2013	11.73	13.88	15,815
2012	10.33	11.73	17,772
2011	10.70	10.33	12,713
2010	9.37	10.70	5,817
2009	7.32	9.37	11,887
2008	9.71	7.32	0
* Inception date of the subaccount was 9/1/08

Fidelity® VIP Freedom Funds: Fidelity® VIP Freedom 2030 Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	14.64	17.47	34,125
2016	13.92	14.64	34,638
2015	14.16	13.92	33,977
2014	13.67	14.16	33,275
2013	11.39	13.67	32,676
2012	10.00	11.39	31,662
2011	10.41	10.00	25,651
2010	9.09	10.41	8,763
2009	7.01	9.09	14,825
2008	9.65	7.01	247

* Inception date of the subaccount was 9/1/08

Fidelity® VIP Freedom Funds: Fidelity® VIP Freedom Income Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	12.36	13.24	9,492
2016	12.00	12.36	9,380
2015	12.21	12.00	5,671
2014	11.93	12.21	5,737
2013	11.47	11.93	5,697
2012	10.92	11.47	5,275
2011	10.89	10.92	4,937
2010	10.27	10.89	4,736
2009	9.06	10.27	598
2008	9.94	9.06	403

* Inception date of the subaccount was 9/1/08

No Optional Benefits Elected

(Total Variable Account Annual Expenses of 1.15% of the daily net assets of the subaccount)

Fidelity® VIP FundsManager Portfolios: Fidelity® VIP FundsManager 20% (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	12.17	12.90	14,466
2016	11.99	12.17	17,434
2015	12.15	11.99	16,308
2014	11.82	12.15	23,840
2013	11.34	11.82	22,665
2012	10.88	11.34	22,374
2011	10.77	10.88	29,117
2010	10.15	10.77	17,931
2009	9.32	10.15	10,212
2008	9.94	9.32	0

* Inception date of the subaccount was 9/1/08

Fidelity® VIP FundsManager Portfolios: Fidelity® VIP FundsManager 50% (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	13.81	15.59	65,734
2016	13.42	13.81	63,835
2015	13.57	13.42	63,187
2014	13.08	13.57	66,800
2013	11.54	13.08	65,966
2012	10.60	11.54	60,352
2011	10.80	10.60	43,313
2010	9.77	10.80	26,062
2009	8.32	9.77	21,699
2008	9.83	8.32	3,751

* Inception date of the subaccount was 9/1/08

Fidelity® VIP Funds Manager Portfolios: Fidelity® VIP FundsManager 70% (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	14.51	17.07	72,825
2016	14.00	14.51	71,812
2015	14.12	14.00	193,071
2014	13.59	14.12	199,332
2013	11.31	13.59	192,896
2012	10.13	11.31	203,584
2011	10.55	10.13	186,466
2010	9.36	10.55	145,176
2009	7.61	9.36	107,480
2008	9.74	7.61	15,157

* Inception date of the subaccount was 9/1/08

No Optional Benefits Elected

(Total Variable Account Annual Expenses of 1.15% of the daily net assets of the subaccount)

Fidelity® VIP Funds Manager Portfolios: Fidelity® VIP FundsManager 85% (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	14.86	18.06	14,545
2016	14.25	14.86	14,203
2015	14.37	14.25	29,817
2014	13.83	14.37	29,303
2013	10.97	13.83	28,764
2012	9.73	10.97	38,224
2011	10.41	9.73	37,820
2010	9.08	10.41	38,046
2009	7.15	9.08	30,451
2008	9.66	7.15	0

* Inception date of the subaccount was 9/1/08

Franklin Templeton Variable Insurance Products Trust: Franklin Small-Mid Cap Growth VIP Fund (Class 2 Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	18.32	21.99	69,013
2016	17.79	18.32	76,760
2015	18.49	17.79	84,364
2014	17.40	18.49	87,365
2013	12.74	17.40	91,222
2012	11.62	12.74	92,631
2011	12.36	11.62	128,021
2010	9.79	12.36	126,723
2009	6.90	9.79	97,135
2008	12.14	6.90	93,843

Franklin Templeton Variable Insurance Products Trust: Franklin Small Cap Value VIP Fund (Class 2 Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	23.90	26.14	79,207
2016	18.57	23.90	78,860
2015	20.28	18.57	83,781
2014	20.40	20.28	85,758
2013	15.14	20.40	94,987
2012	12.94	15.14	93,879
2011	13.60	12.94	90,817
2010	10.73	13.60	75,831
2009	8.40	10.73	63,375
2008	12.69	8.40	63,043

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

No Optional Benefits Elected

(Total Variable Account Annual Expenses of 1.15% of the daily net assets of the subaccount)

Franklin Templeton Variable Insurance Products Trust: Templeton Developing Markets VIP Fund (Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	16.67	23.14	64,533
2016	14.35	16.67	72,473
2015	18.06	14.35	77,572
2014	19.94	18.06	81,346
2013	20.36	19.94	88,172
2012	18.20	20.36	99,956
2011	21.88	18.20	105,779
2010	18.82	21.88	114,217
2009	11.03	18.82	121,700
2008	23.59	11.03	153,007

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

Goldman Sachs Variable Insurance Trust: Goldman Sachs Strategic Growth Fund (Institutional Class Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	16.75	21.64	123,478
2016	16.62	16.75	132,376
2015	16.26	16.62	148,900
2014	14.47	16.26	163,888
2013	11.05	14.47	185,536
2012	9.33	11.05	209,482
2011	9.69	9.33	252,712
2010	8.85	9.69	288,539
2009	6.06	8.85	333,338
2008	10.52	6.06	394,481

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

Goldman Sachs Variable Insurance Trust: Goldman Sachs Mid Cap Value Fund (Institutional Class Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	33.81	37.13	54,972
2016	30.12	33.81	56,344
2015	33.57	30.12	63,590
2014	29.90	33.57	72,293
2013	22.76	29.90	80,999
2012	19.43	22.76	88,625
2011	20.99	19.43	113,270
2010	16.99	20.99	126,674
2009	12.87	16.99	154,674
2008	20.74	12.87	180,812

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

No Optional Benefits Elected

(Total Variable Account Annual Expenses of 1.15% of the daily net assets of the subaccount)

Goldman Sachs Variable Insurance Trust: Goldman Sachs Small Cap Equity Insights Fund (Institutional Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	27.01	29.79	19,761
2016	22.18	27.01	20,707
2015	22.92	22.18	22,898
2014	21.68	22.92	25,400
2013	16.17	21.68	26,744
2012	14.50	16.17	35,601
2011	14.56	14.50	39,174
2010	11.32	14.56	43,547
2009	8.95	11.32	45,712
2008	13.75	8.95	41,821

Janus Aspen Series: Janus Henderson Balanced Portfolio (Service Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	21.84	25.51	155,270
2016	21.18	21.84	192,670
2015	21.33	21.18	221,477
2014	19.94	21.33	252,247
2013	16.83	19.94	264,735
2012	15.02	16.83	274,203
2011	14.99	15.02	260,937
2010	14.02	14.99	245,554
2009	11.29	14.02	241,429
2008	13.61	11.29	191,507

Janus Aspen Series: Janus Henderson Forty Portfolio (Institutional Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	15.01	19.34	404,737
2016	14.86	15.01	450,510
2015	13.39	14.86	502,714
2014	12.46	13.39	548,505
2013	9.60	12.46	596,630
2012	7.82	9.60	655,471
2011	8.48	7.82	720,338
2010	8.04	8.48	762,060
2009	5.56	8.04	832,838
2008	10.06	5.56	866,006

No Optional Benefits Elected

(Total Variable Account Annual Expenses of 1.15% of the daily net assets of the subaccount)

Janus Aspen Series: Janus Henderson Enterprise Portfolio (Service Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	23.67	29.74	19,742
2016	21.36	23.67	20.783
2015	20.82	21.36	22.657
2014	18.76	20.82	23.977
2013	14.37	18.76	24,641
2012	12.43	14.37	26,457
2011	12.78	12.43	32,486
2010	10.30	12.78	37,551
2009	7.21	10.30	63,905
2008	13.00	7.21	72,158

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

PIMCO Variable Insurance Trust: PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) (Administrative Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	21.25	21.59	67,068
2016	20.19	21.25	69,477
2015	20.36	20.19	85,906
2014	18.53	20.36	94,692
2013	18.64	18.53	113,985
2012	17.01	18.64	127,240
2011	16.12	17.01	142,382
2010	15.03	16.12	148,018
2009	13.15	15.03	152,157
2008	13.63	13.15	160,606

PIMCO Variable Insurance Trust: PIMCO VIT Low Duration Portfolio (Administrative Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	15.50	15.53	107,512
2016	15.46	15.50	111,715
2015	15.59	15.46	131,096
2014	15.64	15.59	146,529
2013	15.84	15.64	165,558
2012	15.13	15.84	196,215
2011	15.14	15.13	197,474
2010	14.54	15.14	221,323
2009	12.98	14.54	227,439
2008	13.19	12.98	234,453

No Optional Benefits Elected

(Total Variable Account Annual Expenses of 1.15% of the daily net assets of the subaccount)

Principal Variable Contracts Funds, Inc.: PVC Equity Income Account (Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	27.12	32.38	116,215
2016	23.76	27.12	122,264
2015	25.08	23.76	130,823
2014	22.56	25.08	142,540
2013	17.96	22.56	151,125
2012	16.12	17.96	173,718
2011	15.50	16.12	194,790
2010	13.53	15.50	225,747
2009	11.43	13.53	263,735
2008	17.55	11.43	302,314

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

Principal Variable Contracts Funds, Inc.: PVC MidCap Account (Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	113.28	140.21	23,037
2016	104.06	113.28	23,568
2015	103.83	104.06	25,486
2014	93.19	103.83	27,845
2013	70.57	93.19	29,084
2012	59.90	70.57	32,533
2011	56.10	59.90	36,344
2010	45.83	56.10	40,839
2009	10.81	45.83	46,044
2008	15.56	10.81	179,771

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.”

Principal Variable Contracts Funds, Inc.: PVC SmallCap Blend Account (now PVC SmallCap Account) (Class 2 Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	10.58	11.78	99,321
2016	9.14	10.58	100,030
2015	14.45	9.14	105,776
2014	13.73	14.45	72,460
2013	9.45	13.73	75,716
2012	8.23	9.45	79,388
2011	8.73	8.23	83,581
2010	6.97	8.73	92,523
2009	5.37	6.97	99,266
2008	9.25	5.37	105,592

No Optional Benefits Elected

(Total Variable Account Annual Expenses of 1.15% of the daily net assets of the subaccount)

Principal Variable Contracts Funds, Inc.: Principal Capital Appreciation Account (Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	22.98	27.36	17,040
2016	21.35	22.98	19,840
2015	21.19	21.35	23,322
2014	19.10	21.19	23,579
2013	14.61	19.10	26,070
2012	13.01	14.61	33,551
2011	13.18	13.01	36,277
2010	11.58	13.18	40,092
2009	9.04	11.58	51,570
2008	13.77	9.04	65,512

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

Principal Variable Contracts Funds, Inc.: PVC SAM Balanced Portfolio (Class 2 Shares) (Strategic Asset Management (SAM) Portfolios)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	22.46	25.51	542,216
2016	21.31	22.46	589,923
2015	21.79	21.31	659,919
2014	20.68	21.79	721,839
2013	17.83	20.68	743,715
2012	16.03	17.83	848,537
2011	16.10	16.03	879,022
2010	14.37	16.10	902,540
2009	11.76	14.37	1,082,556
2008	16.16	11.76	1,250,263

Principal Variable Contracts Funds, Inc.: PVC SAM Conservative Balanced Portfolio (Class 2 Shares) (Strategic Asset Management (SAM) Portfolios)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	20.18	22.18	160,581
2016	19.25	20.18	176,618
2015	19.65	19.25	184,830
2014	18.77	19.65	204,834
2013	17.06	18.77	213,492
2012	15.56	17.06	235,658
2011	15.44	15.56	256,302
2010	13.98	15.44	236,477
2009	11.71	13.98	257,733
2008	14.70	11.71	269,950

No Optional Benefits Elected

(Total Variable Account Annual Expenses of 1.15% of the daily net assets of the subaccount)

Principal Variable Contracts Funds, Inc.: PVC SAM Conservative Growth Portfolio (Class 2 Shares) (Strategic Asset Management (SAM) Portfolios)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	23.77	28.07	390,855
2016	22.52	23.77	429,453
2015	23.09	22.52	484,198
2014	21.80	23.09	543,994
2013	17.95	21.80	586,589
2012	15.96	17.95	618,815
2011	16.24	15.96	663,941
2010	14.29	16.24	719,907
2009	11.53	14.29	857,208
2008	17.49	11.53	900,019

Principal Variable Contracts Funds, Inc.: PVC SAM Flexible Income Portfolio (Class 2 Shares) (Strategic Asset Management (SAM) Portfolios)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	18.81	20.11	234,907
2016	17.83	18.81	277,317
2015	18.32	17.83	285,941
2014	17.51	18.32	327,117
2013	16.48	17.51	328,746
2012	15.11	16.48	334,776
2011	14.82	15.11	324,153
2010	13.60	14.82	358,440
2009	11.49	13.60	335,474
2008	13.52	11.49	390,793

Principal Variable Contracts Funds, Inc.: PVC SAM Strategic Growth Portfolio (Class 2 Shares) (Strategic Asset Management (SAM) Portfolios)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	24.68	29.76	276,695
2016	23.57	24.68	309,778
2015	24.30	23.57	348,894
2014	22.69	24.30	387,420
2013	18.05	22.69	413,383
2012	15.85	18.05	493,822
2011	16.38	15.85	553,043
2010	14.26	16.38	633,204
2009	11.35	14.26	638,008
2008	18.39	11.35	659,983

Both Optional Benefits Elected (the Guaranteed Minimum Death Benefit AND the Guaranteed Retirement Income Benefit) 1

(Total Variable Account Annual Expenses of 1.65% of the daily net assets of the subaccount)

Calvert Variable Series, Inc.: VP SRI Mid Cap Growth Portfolio*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	18.38	20.19	18
2016	17.42	18.38	19
2015	18.31	17.42	21
2014	17.22	18.31	22
2013	13.47	17.22	23
2012	11.73	13.47	25
2011	11.65	11.73	27
2010	9.01	11.65	29
2009	6.94	9.01	31
2008	11.23	6.94	34

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

Dreyfus Variable Investment Fund: Opportunistic Small Cap Portfolio (Service Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	15.59	19.07	10,130
2016	13.57	15.59	11,028
2015	14.15	13.57	12,908
2014	14.19	14.15	13,484
2013	9.73	14.19	13,129
2012	8.23	9.73	15,499
2011	9.73	8.23	17,760
2010	7.56	9.73	20,992
2009	6.11	7.56	23,440
2008	9.99	6.11	25,342

Dreyfus Variable Investment Fund: Quality Bond Portfolio (Service Class Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	13.98	14.33	8,654
2016	14.03	13.98	8,326
2015	14.53	14.03	9,334
2014	14.13	14.53	9,561
2013	14.63	14.13	9,550
2012	13.94	14.63	10,336
2011	13.26	13.94	12,337
2010	12.46	13.26	14,612
2009	11.05	12.46	15,341
2008	11.76	11.05	21,447

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.”

1 We no longer offer the Guaranteed Retirement Income Benefit rider. If you have elected the Guaranteed Retirement Income Benefit rider and your Contract application was signed and dated before June 18, 2003, your Guaranteed Retirement Income Benefit rider remains in force and our obligations and duties to you under this rider will not change.

Both Optional Benefits Elected (the Guaranteed Minimum Death Benefit AND the Guaranteed Retirement Income Benefit)

(Total Variable Account Annual Expenses of 1.65% of the daily net assets of the subaccount)

The Dreyfus Sustainable U.S. Equity Portfolio (Service Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	13.64	15.43	192
2016	12.59	13.64	237
2015	13.25	12.59	423
2014	11.91	13.25	519
2013	9.03	11.91	399
2012	8.22	9.03	399
2011	8.30	8.22	498
2010	7.37	8.30	0
2009	5.61	7.37	729
2008	8.72	5.61	1

Deutsche Variable Series I: Deutsche Bond VIP (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	14.20	14.79	16,371
2016	13.63	14.20	16,575
2015	13.89	13.63	18,568
2014	13.25	13.89	19,711
2013	13.88	13.25	20,968
2012	13.10	13.88	20,806
2011	12.60	13.10	23,544
2010	11.99	12.60	25,612
2009	11.07	11.99	26,884
2008	13.52	11.07	27,443

Deutsche Variable Series I: Deutsche Global Small Cap VIP (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	20.01	23.62	10,599
2016	20.02	20.01	11,591
2015	20.12	20.02	12,950
2014	21.33	20.12	13,512
2013	15.95	21.33	13,096
2012	14.06	15.95	15,349
2011	15.86	14.06	17,488
2010	12.73	15.86	20,007
2009	8.73	12.73	21,170
2008	17.74	8.73	26,940

Both Optional Benefits Elected (the Guaranteed Minimum Death Benefit AND the Guaranteed Retirement Income Benefit)

(Total Variable Account Annual Expenses of 1.65% of the daily net assets of the subaccount)

Deutsche Variable Series I: Deutsche Core Equity VIP (Class A Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	16.40	19.53	38,167
2016	15.09	16.40	44,674
2015	14.58	15.09	46,626
2014	13.25	14.58	50,312
2013	9.81	13.25	54,567
2012	8.61	9.81	59,646
2011	8.76	8.61	65,935
2010	7.79	8.76	75,885
2009	5.90	7.79	75,398
2008	9.72	5.90	77,506

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

Deutsche Variable Series I: Deutsche CROCI® International VIP (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	6.07	7.29	51,460
2016	6.13	6.07	57,338
2015	6.59	6.13	62,092
2014	7.59	6.59	60,170
2013	6.42	7.59	56,746
2012	5.41	6.42	62,014
2011	6.60	5.41	70,296
2010	6.60	6.60	73,269
2009	5.02	6.60	72,541
2008	9.86	5.02	90,275

Deutsche Variable Series II: Deutsche CROCI U.S. VIP-A (Class A Shares) [1]
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	25.48	30.80	37,519
2016	27.09	25.48	42,351
2015	29.57	27.09	44,540
2014	27.15	29.57	44,998
2013	21.08	27.15	46,990
2012	19.52	21.08	51,996
2011	13.73	19.52	58,689
2010	12.40	13.73	96,319
2009	10.06	12.40	98,820
2008	18.94	10.06	113,246

Both Optional Benefits Elected (the Guaranteed Minimum Death Benefit AND the Guaranteed Retirement Income Benefit)

(Total Variable Account Annual Expenses of 1.65% of the daily net assets of the subaccount)

Deutsche Variable Series II: Deutsche Government & Agency Securities VIP (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	16.00	16.01	16,043
2016	16.08	16.00	16,384
2015	16.35	16.08	18,125
2014	15.79	16.35	20,218
2013	16.55	15.79	21,777
2012	16.35	16.55	22,856
2011	15.46	16.35	26,723
2010	14.74	15.46	30,239
2009	13.87	14.74	29,604
2008	13.43	13.87	36,414

Deutsche Variable Series II: Deutsche High Income VIP (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	19.84	20.98	10,698
2016	17.87	19.84	10,670
2015	19.00	17.87	12,340
2014	19.04	19.00	14,967
2013	17.93	19.04	14,932
2012	15.86	17.93	14,829
2011	15.53	15.86	18,045
2010	13.85	15.53	19,422
2009	10.05	13.85	20,877
2008	13.44	10.05	26,404

Deutsche Variable Series II: Deutsche Government Money Market VIP (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	9.94	9.83	2,720
2016	10.10	9.94	3,977
2015	10.27	10.10	4,004
2014	10.44	10.27	3,947
2013	10.61	10.44	5,052
2012	10.78	10.61	5,153
2011	10.96	10.78	5,849
2010	11.14	10.96	5,175
2009	11.28	11.14	4,492
2008	11.18	11.28	16,616

Both Optional Benefits Elected (the Guaranteed Minimum Death Benefit AND the Guaranteed Retirement Income Benefit)

(Total Variable Account Annual Expenses of 1.65% of the daily net assets of the subaccount)

Deutsche Variable Series II: Deutsche Small Mid Cap Growth VIP (Class A Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	6.85	8.23	4,850
2016	6.38	6.85	5,720
2015	6.55	6.38	5,758
2014	6.29	6.55	5,844
2013	4.48	6.29	5,802
2012	3.98	4.48	6,094
2011	4.21	3.98	6,410
2010	3.31	4.21	7,388
2009	2.39	3.31	7,444
2008	4.82	2.39	7,394

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

Fidelity® Variable Insurance Products Fund (“VIP”): Fidelity® VIP Growth Portfolio (Service Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	14.82	19.69	27,810
2016	14.96	14.82	30,607
2015	14.20	14.96	35,715
2014	12.99	14.20	34,630
2013	9.69	12.99	35,849
2012	8.60	9.69	41,407
2011	8.73	8.60	50,047
2010	7.15	8.73	56,765
2009	5.67	7.15	63,445
2008	10.93	5.67	77,167

Fidelity® Variable Insurance Products Fund (“VIP”): Fidelity® VIP Index 500 Portfolio (Service Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	18.41	22.03	24,212
2016	16.75	18.41	26,064
2015	16.82	16.75	29,733
2014	15.07	16.82	28,310
2013	11.59	15.07	29,665
2012	10.18	11.59	33,669
2011	10.15	10.18	40,981
2010	8.98	10.15	47,164
2009	7.21	8.98	49,845
2008	11.65	7.21	59,311

Both Optional Benefits Elected (the Guaranteed Minimum Death Benefit AND the Guaranteed Retirement Income Benefit)

(Total Variable Account Annual Expenses of 1.65% of the daily net assets of the subaccount)

Fidelity® Variable Insurance Products Fund (“VIP”): Fidelity® VIP Mid Cap Portfolio (Service Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	34.41	40.86	8,641
2016	31.20	34.41	9,088
2015	32.20	31.20	8,682
2014	30.82	32.20	9,085
2013	23.02	30.82	9,976
2012	20.40	23.02	7,663
2011	23.22	20.40	11,295
2010	18.34	23.22	12,847
2009	13.31	18.34	21,296
2008	22.38	13.31	23,062

Fidelity® VIP Freedom Funds: Fidelity® VIP Freedom 2005 Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	12.56	13.69	0
2016	12.19	12.56	0
2015	12.45	12.19	0
2014	12.16	12.45	0
2013	11.30	12.16	0
2012	0	11.30	0
2011	0	0	0
2010	0	0	0
2009	8.10	0	0
2008	9.81	8.10	0
* Inception date of the subaccount was 9/1/08

Fidelity® VIP Freedom Funds: Fidelity® VIP Freedom 2010 Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	13.45	14.92	0
2016	12.99	13.45	0
2015	13.27	12.99	0
2014	12.95	13.27	0
2013	11.63	12.95	0
2012	0	11.63	0
2011	0	0	0
2010	0	0	0
2009	8.01	0	0
2008	9.80	8.01	0

* Inception date of the subaccount was 9/1/08

Both Optional Benefits Elected (the Guaranteed Minimum Death Benefit AND the Guaranteed Retirement Income Benefit)

(Total Variable Account Annual Expenses of 1.65% of the daily net assets of the subaccount)

Fidelity® VIP Freedom Funds: Fidelity® VIP Freedom 2015 Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	13.57	15.33	0
2016	13.06	13.57	0
2015	13.35	13.06	0
2014	12.99	13.35	0
2013	11.57	12.99	0
2012	0	11.57	0
2011	0	0	0
2010	0	0	0
2009	7.87	0	0
2008	9.79	7.87	0

* Inception date of the subaccount was 9/1/08

Fidelity® VIP Freedom Funds: Fidelity® VIP Freedom 2020 Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	13.62	15.58	5,913
2016	13.08	13.62	6,000
2015	13.36	13.08	3,142
2014	12.98	13.36	2,250
2013	11.41	12.98	2,511
2012	10.26	11.41	2,513
2011	10.56	10.26	2,815
2010	0	10.56	4,778
2009	7.43	0	0
2008	9.72	7.43	0

* Inception date of the subaccount was 9/1/08

Fidelity® VIP Freedom Funds: Fidelity® VIP Freedom 2025 Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	14.23	16.46	0
2016	13.65	14.23	0
2015	13.94	13.65	0
2014	13.52	13.94	0
2013	11.48	13.52	0
2012	0	11.48	0
2011	0	0	0
2010	0	0	0
2009	7.29	0	0
2008	9.70	7.29	0

* Inception date of the subaccount was 9/1/08

Both Optional Benefits Elected (the Guaranteed Minimum Death Benefit AND the Guaranteed Retirement Income Benefit)

(Total Variable Account Annual Expenses of 1.65% of the daily net assets of the subaccount)

Fidelity® VIP Freedom Funds: Fidelity® VIP Freedom 2030 Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	14.05	16.68	0
2016	13.43	14.05	0
2015	13.72	13.43	0
2014	13.31	13.72	0
2013	11.15	13.31	0
2012	0	11.15	0
2011	0	0	0
2010	0	0	0
2009	7.00	0	0
2008	9.65	7.00	0

* Inception date of the subaccount was 9/1/08

Fidelity® VIP Freedom Funds: Fidelity® VIP Freedom Income Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	11.86	12.65	0
2016	11.58	11.86	0
2015	11.83	11.58	0
2014	11.62	11.83	0
2013	11.23	11.62	0
2012	0	11.23	0
2011	0	0	0
2010	0	0	0
2009	9.05	0	0
2008	9.94	9.05	0

* Inception date of the subaccount was 9/1/08

Fidelity® VIP FundsManager Portfolios: Fidelity® VIP FundsManager 20% (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	11.68	12.32	0
2016	11.56	11.68	0
2015	11.78	11.56	0
2014	11.51	11.78	0
2013	11.10	11.51	0
2012	0	11.10	0
2011	0	0	0
2010	0	0	0
2009	9.30	0	0
2008	9.94	9.30	0

* Inception date of the subaccount was 9/1/08

Both Optional Benefits Elected (the Guaranteed Minimum Death Benefit AND the Guaranteed Retirement Income Benefit)

(Total Variable Account Annual Expenses of 1.65% of the daily net assets of the subaccount)

Fidelity® VIP FundsManager Portfolios: Fidelity® VIP FundsManager 50% (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	13.25	14.89	454
2016	12.94	13.25	5,397
2015	13.16	12.94	0
2014	12.74	13.16	0
2013	11.30	12.74	0
2012	0	11.30	0
2011	0	0	0
2010	0	0	0
2009	8.31	0	0
2008	9.83	8.31	0

* Inception date of the subaccount was 9/1/08

Fidelity® VIP FundsManager Portfolios: Fidelity® VIP FundsManager 70% (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	13.93	16.30	0
2016	13.50	13.93	0
2015	13.69	13.50	0
2014	13.24	13.69	0
2013	11.07	13.24	0
2012	0	11.07	0
2011	0	0	0
2010	0	0	0
2009	7.60	0	0
2008	9.73	7.60	0

* Inception date of the subaccount was 9/1/08

Fidelity® VIP FundsManager Portfolios: Fidelity® VIP FundsManager 85% (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	14.26	17.24	0
2016	13.74	14.26	0
2015	13.92	13.74	0
2014	13.47	13.92	0
2013	10.73	13.47	0
2012	0	10.73	0
2011	0	0	0
2010	0	0	0
2009	7.14	0	0
2008	9.66	7.14	0

* Inception date of the subaccount was 9/1/08

Both Optional Benefits Elected (the Guaranteed Minimum Death Benefit AND the Guaranteed Retirement Income Benefit)

(Total Variable Account Annual Expenses of 1.65% of the daily net assets of the subaccount)

Franklin Templeton Variable Insurance Products Trust: Franklin Small-Mid Cap Growth Securities Fund (Class 2 Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	16.96	20.25	5,916
2016	16.55	16.96	6,602
2015	17.28	16.55	7,579
2014	16.34	17.28	7,854
2013	12.03	16.34	7,891
2012	11.03	12.03	9,211
2011	11.78	11.03	10,186
2010	9.38	11.78	12,328
2009	6.64	9.38	13,544
2008	11.74	6.64	16,571

Franklin Templeton Variable Insurance Products Trust: Franklin Small Cap Value Securities Fund (Class 2 Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	22.56	24.56	78
2016	17.61	22.56	78
2015	19.33	17.61	78
2014	19.54	19.33	77
2013	14.58	19.54	76
2012	12.52	14.58	75
2011	13.22	12.52	74
2010	10.48	13.22	73
2009	8.25	10.48	14,068
2008	12.52	8.25	14,066

Franklin Templeton Variable Insurance Products Trust: Templeton Developing Markets Securities Fund (Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	15.34	21.19	670
2016	13.28	15.34	1,770
2015	16.79	13.28	1,832
2014	18.63	16.79	1,806
2013	19.11	18.63	1,701
2012	17.17	19.11	1,669
2011	20.74	17.17	1,632
2010	17.93	20.74	1,564
2009	10.56	17.93	2,264
2008	22.70	10.56	3,271

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

Both Optional Benefits Elected (the Guaranteed Minimum Death Benefit AND the Guaranteed Retirement Income Benefit)

(Total Variable Account Annual Expenses of 1.65% of the daily net assets of the subaccount)

Goldman Sachs Variable Insurance Trust: Goldman Sachs Strategic Growth Fund (Institutional Class Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	15.51	19.93	22,241
2016	15.46	15.51	25,311
2015	15.20	15.46	29,738
2014	13.59	15.20	31,600
2013	10.43	13.59	32,796
2012	8.85	10.43	38,261
2011	9.23	8.85	45,678
2010	8.48	9.23	51,528
2009	5.83	8.48	54,220
2008	10.18	5.83	68,732

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

Goldman Sachs Variable Insurance Trust: Goldman Sachs Mid Cap Value Fund* (Institutional Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	31.29	34.19	11,297
2016	28.02	31.29	12,509
2015	31.38	28.02	14,289
2014	28.09	31.38	14,630
2013	21.48	28.09	14,985
2012	18.44	21.48	16,819
2011	20.02	18.44	19,445
2010	16.28	20.02	22,829
2009	12.39	16.28	26,034
2008	20.07	12.39	30,871

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

Goldman Sachs Variable Insurance Trust: Goldman Sachs Structured Small Cap Equity Insights Fund (Institutional Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	25.00	27.44	116
2016	20.63	25.00	116
2015	21.42	20.63	115
2014	20.37	21.42	114
2013	15.26	20.37	113
2012	13.75	15.26	112
2011	13.89	13.75	110
2010	10.85	13.89	108
2009	8.62	10.85	106
2008	13.31	8.62	103

Both Optional Benefits Elected (the Guaranteed Minimum Death Benefit AND the Guaranteed Retirement Income Benefit)

(Total Variable Account Annual Expenses of 1.65% of the daily net assets of the subaccount)

Janus Aspen Series: Janus Henderson Balanced Portfolio (Service Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	20.22	23.50	3,022
2016	19.70	20.22	4,094
2015	19.94	19.70	4,465
2014	18.73	19.94	5,036
2013	15.89	18.73	5,675
2012	14.25	15.89	4,580
2011	14.29	14.25	15,235
2010	13.43	14.29	14,594
2009	10.87	13.43	2,687
2008	13.17	10.87	2,690

Janus Aspen Series: Janus Henderson Forty Portfolio (Institutional Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	13.82	17.72	88,543
2016	13.75	13.82	103,717
2015	12.45	13.75	108,755
2014	11.64	12.45	121,564
2013	9.02	11.64	127,408
2012	7.38	9.02	140,712
2011	8.04	7.38	164,338
2010	7.66	8.04	189,014
2009	5.32	7.66	191,934
2008	9.68	5.32	218,571

Janus Aspen Series: Janus Henderson Enterprise Portfolio (Service Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	21.91	27.39	3,924
2016	19.87	21.91	4,246
2015	19.46	19.87	4,771
2014	17.62	19.46	5,224
2013	13.57	17.62	5,341
2012	11.79	13.57	5,827
2011	12.19	11.79	6,372
2010	9.87	12.19	6,784
2009	6.94	9.87	8,559
2008	12.57	6.94	11,147

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

Both Optional Benefits Elected (the Guaranteed Minimum Death Benefit AND the Guaranteed Retirement Income Benefit)

(Total Variable Account Annual Expenses of 1.65% of the daily net assets of the subaccount)

PIMCO Variable Insurance Trust: PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) (Administrative Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	19.56	19.78	9,560
2016	18.68	19.56	10,434
2015	18.93	18.68	12,089
2014	17.31	18.93	12,873
2013	17.51	17.31	13,509
2012	16.06	17.51	14,628
2011	15.29	16.06	18,052
2010	14.32	15.29	20,518
2009	12.59	14.32	18,582
2008	13.12	12.59	23,593

PIMCO Variable Insurance Trust: PIMCO VIT Low Duration Portfolio (Administrative Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	14.27	14.23	22,039
2016	14.30	14.27	21,459
2015	14.50	14.30	24,374
2014	14.61	14.50	25,616
2013	14.87	14.61	26,220
2012	14.28	14.87	26,713
2011	14.36	14.28	36,713
2010	13.86	14.36	39,572
2009	12.43	13.86	43,212
2008	12.69	12.43	39,066

Principal Variable Contracts Funds, Inc.: PVC Equity Income Account (Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	25.10	29.82	14,957
2016	22.10	25.10	14,908
2015	23.44	22.10	14,735
2014	21.19	23.44	14,432
2013	16.96	21.19	15,611
2012	15.29	16.96	15,982
2011	14.78	15.29	16,657
2010	12.96	14.78	17,234
2009	11.00	12.96	16,643
2008	16.98	11.00	19,120

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

Both Optional Benefits Elected (the Guaranteed Minimum Death Benefit AND the Guaranteed Retirement Income Benefit)

(Total Variable Account Annual Expenses of 1.65% of the daily net assets of the subaccount)

Principal Variable Contracts Funds, Inc.: PVC MidCap Account (Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	104.85	129.15	973
2016	96.80	104.85	1,068
2015	97.06	96.80	1,229
2014	87.54	97.06	1,320
2013	66.62	87.54	1,337
2012	56.83	66.62	1,490
2011	53.49	56.83	1,856
2010	43.91	53.49	2,140
2009	10.41	43.91	2,395
2008	15.06	10.41	11,203

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

Principal Variable Contracts Funds, Inc.: PVC SmallCap Account (Class 2 Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	10.49	11.62	5,725
2016	9.10	10.49	5,876
2015	13.51	9.10	6,784
2014	12.89	13.51	5,079
2013	8.92	12.89	4,857
2012	7.81	8.92	5,353
2011	8.33	7.81	6,275
2010	6.68	8.33	6,699
2009	5.17	6.68	9,462
2008	8.95	5.17	13,707

Principal Variable Contracts Funds, Inc.: Principal Capital Appreciation Account (Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	21.69	25.71	5,414
2016	20.26	21.69	5,161
2015	20.20	20.26	4,869
2014	18.30	20.20	4,574
2013	14.06	18.30	4,259
2012	12.59	14.06	3,889
2011	12.81	12.59	3,447
2010	11.32	12.81	2,974
2009	8.88	11.32	2,451
2008	13.59	8.88	2,681

* The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors.”

Both Optional Benefits Elected (the Guaranteed Minimum Death Benefit AND the Guaranteed Retirement Income Benefit)

(Total Variable Account Annual Expenses of 1.65% of the daily net assets of the subaccount)

Principal Variable Contracts Funds, Inc.: PVC SAM Balanced Portfolio (Class 2 Shares) (Strategic Asset Management (SAM) Portfolios)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	20.93	23.65	55,836
2016	19.95	20.93	55,234
2015	20.50	19.95	63,002
2014	19.55	20.50	76,570
2013	16.94	19.55	89,645
2012	15.31	16.94	101,600
2011	15.45	15.31	106,203
2010	13.86	15.45	110,583
2009	11.39	13.86	117,222
2008	15.74	11.39	112,512

Principal Variable Contracts Funds, Inc.: PVC SAM Conservative Balanced Portfolio (Class 2 Shares) (Strategic Asset Management (SAM) Portfolios)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	18.81	20.56	1,415
2016	18.02	18.81	1,083
2015	18.49	18.02	1,087
2014	17.75	18.49	11,953
2013	16.22	17.75	11,957
2012	14.86	16.22	11,961
2011	14.82	14.86	11,965
2010	13.48	14.82	23,630
2009	11.35	13.48	23,635
2008	14.32	11.35	27,109

Principal Variable Contracts Funds, Inc.: PVC SAM Conservative Growth Portfolio (Class 2 Shares) (Strategic Asset Management (SAM) Portfolios)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	22.15	26.03	31,755
2016	21.09	22.15	29,251
2015	21.73	21.09	36,024
2014	20.61	21.73	32,945
2013	17.06	20.61	29,996
2012	15.24	17.06	27,670
2011	15.59	15.24	28,140
2010	13.79	15.59	56,394
2009	11.18	13.79	67,865
2008	17.04	11.18	71,818

Both Optional Benefits Elected (the Guaranteed Minimum Death Benefit AND the Guaranteed Retirement Income Benefit)

(Total Variable Account Annual Expenses of 1.65% of the daily net assets of the subaccount)

Principal Variable Contracts Funds, Inc.: PVC SAM Flexible Income Portfolio (Class 2 Shares) (Strategic Asset Management (SAM) Portfolios)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	17.53	18.65	4,179
2016	16.69	17.53	4,640
2015	17.23	16.69	9,164
2014	16.56	17.23	8,989
2013	15.66	16.56	8,812
2012	0	15.66	10,746
2011	14.22	0	0
2010	13.11	14.22	8,023
2009	11.14	13.11	8,023
2008	13.17	11.14	11,823

Principal Variable Contracts Funds, Inc.: PVC SAM Strategic Growth Portfolio (Class 2 Shares) (Strategic Asset Management (SAM) Portfolios)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	23.00	27.59	21,030
2016	22.07	23.00	21,627
2015	22.87	22.07	22,562
2014	21.45	22.87	22,678
2013	17.16	21.45	22,693
2012	15.14	17.16	25,725
2011	15.72	15.14	26,610
2010	13.75	15.72	28,081
2009	11.00	13.75	30,964
2008	17.91	11.00	31,522

[Outside back cover page]

The Statement of Additional Information (“SAI”) dated May 21, 2018 contains additional information about the Contract and the variable account. The Table of Contents for the SAI appears near the end of this prospectus. The SAI has been filed with the SEC and is incorporated by reference into this prospectus.

You can obtain the SAI (at no cost) by writing to the Service Center at the address shown on the back cover or by calling 1-877-376-8008.

The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Contract. More information about us and the Contract (including the SAI) may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

Farmers Financial Solutions, LLC (“FFS”) serves as the principal underwriter and distributor of the Contracts. You may obtain more information about FFS and its registered representatives at http://www.finra.org or by calling 1-800-289-9999. You also can obtain an investor brochure from the Financial Industry Regulatory Authority (“FINRA”), describing its Public Disclosure Program.

SEC File Nos. 333-85183/811-09547

Statement of Additional Information for the

Farmers® Variable Annuity

Individual Flexible Premium Variable Annuity Contract

Issued Through

Farmers Annuity Separate Account A

Offered by

Farmers New World Life Insurance Company

3003 77th Avenue S.E.

Mercer Island, Washington 98040

Phone: 1-800-238-9671

Service Center:

P.O. Box 724208

Atlanta, Georgia 31139

Phone: 1-877-376-8008 (toll free)

8:00 a.m. to 6:00 p.m. Eastern Time

This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Farmers® Variable Annuity, an individual flexible premium variable annuity contract, offered by Farmers New World Life Insurance Company. You may obtain a copy of the Prospectus for the Contract dated May 21, 2018 by calling 1-877-376-8008 or by writing to our Service Center at P.O. Box 724208, Atlanta, Georgia 31139.

This Statement incorporates terms used in the current Prospectus for each Contract.

This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Prospectuses for your Contract and the Portfolios.

The date of this Statement of Additional Information is May 21, 2018.

Additional Contract Provisions

The Contract

The entire contract consists of the Contract, the signed application attached at issue, any attached amendments and supplements to the application, and any attached riders and endorsements. In the absence of fraud, we consider all statements in the application to be representations and not warranties. We will not use any statement to contest a claim unless that statement is in an attached application or in an amendment or supplement to the application attached to the Contract. The Contract is currently not being issued.

Any change in the Contract or waiver of its provisions must be in writing and signed by one of our officers. No other person – no agent or registered representative – has authority to change or waive any provision of the Contract.

Upon notice to you, we may modify the Contract if necessary to:

•	permit the Contract or the variable account to comply with any applicable law or regulation that a governmental agency issues;

•	assure continued qualification of the Contract under the Tax Code or other federal or state laws relating to retirement annuities or variable annuity contracts; or

•	affect a change in the operation of the variable account or to provide additional investment options.

In the event of such modifications, we will make the appropriate endorsement to the Contract.

Incontestability

We will not contest the Contract after the issue date.

Misstatement of Age or Sex

If any Annuitant’s age or sex has been misstated, the benefits provided by this Contract will be adjusted to reflect the correct age or sex. After the annuity start date any adjustment for underpayment will be paid immediately with interest at a rate not to exceed 6.0%. Any Adjustment for overpayment will be deducted from future payments with interest at a rate not to exceed 6.0%

Nonparticipation

This Contract is nonparticipating. It does not share in our surplus earnings.

Waiver of Surrender Charge Riders

If available in the state where the Contract is issued, your Contract will include riders that waive, subject to terms of the Contract, surrender charges if:

•	the Annuitant is under age 75 at the time of withdrawal or surrender, the Annuitant is confined to a skilled nursing facility and/or hospital continuously for a minimum of 90 days, and the Annuitant was not confined to a hospital or nursing facility within 6 months of the rider’s issue date.

•	the Annuitant is diagnosed with a terminal illness at least one year after the issue date of the rider and has a life expectancy of 12 months (24 months in MA) or less and the withdrawal is $250,000 or less.

There is no additional charge for the issuance of these waivers of surrender charge riders. These riders may not be available in all states.

2

Tax Status of the Contracts

Tax law imposes several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.

Diversification Requirements. The Tax Code requires that the investments of each investment division of the variable account underlying the Contracts be “adequately diversified” in order for the Contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that each investment division, through the fund in which it invests, will satisfy these diversification requirements.

Owner Control. In some circumstances, owners of variable annuity contracts who retain excessive control over the investment of the underlying portfolio assets of the variable account may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although there is limited published guidance in this area and it does not address certain aspects of the contracts, we believe that the owner of a contract should not be treated as the owner of the underlying assets. We reserve the right to modify the contracts to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the contracts from being treated as the owners of the underlying portfolio assets of the variable account.

Required Distributions. In order to be treated as an annuity contract for Federal income tax purposes, section 72(s) of the Tax Code requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of a holder of the Contract. Specifically, section 72(s) requires that (a) if any Owner dies on or after the annuity starting date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner’s death. If any Owner dies prior to the annuity start date, the entire interest in the Contract will be distributed within five years after the date of such Owner’s death. This requirement will be considered satisfied as to any portion of an Owner’s interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the Owner’s death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner.

The Non-Qualified Contracts contain provisions that are intended to comply with these Tax Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Other rules may apply to Qualified Contracts.

Calculation of Subaccount and Adjusted Historic Portfolio Performance Data

We may advertise and disclose historic performance data for the subaccounts, including yields, standard annual total returns, and nonstandard measures of performance of the subaccounts. Such performance data will be computed, or accompanied by performance data computed, in accordance with the SEC defined standards.

Money Market Subaccount Yields

Advertisements and sales literature may quote the current annualized yield of the Money Market subaccount for a seven-day period in a manner that does not take into consideration any realized or unrealized gains or losses, or income other than investment income, on shares of the Money Market Portfolio.

We compute this current annualized yield by determining the net change (not including any realized gains and losses on the sale of securities, unrealized appreciation and depreciation, and income other than investment income) at the end of the seven-day period in the value of a hypothetical subaccount under a Contract having a balance of one unit of the Money Market subaccount at the beginning of the period. We divide that net change in subaccount value by the value of the hypothetical subaccount at the beginning of the period to determine the base period return. Then we annualize this quotient on a 365-day basis. The net change in account value reflects (i) net income from the Money Market portfolio in which the hypothetical subaccount invests; and (ii) charges and deductions imposed under the Contract that are attributable to the hypothetical subaccount.

3

These charges and deductions include the per unit charges for the records maintenance charge, the mortality and expense risk charge for the standard death benefit (and the mortality and expense risk charge for the Guaranteed Minimum Death Benefit and the Guaranteed Retirement Income Benefit) and the asset-based administration charge. For purposes of calculating current yields for a Contract, we use an average per unit records maintenance charge based on the $30 records maintenance charge.

We calculate the current yield by the following formula:

Current Yield = ((NCS—ES)/UV) X (365/7)

Where:

NCS	=	the net change in the value of the Money Market Portfolio (not including any realized gains or losses on the sale of securities, unrealized appreciation and depreciation, and income other than investment income) for the seven-day period attributable to a hypothetical subaccount having a balance of one subaccount unit.

ES	=	per unit charges deducted from the hypothetical subaccount for the seven-day period.

UV	=	the unit value for the first day of the seven-day period.

We may also disclose the effective yield of the Money Market subaccount for the same seven-day period, determined on a compounded basis. We calculate the effective yield by compounding the annualized base period return by adding one to the base return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

Effective Yield = (1 + ((NCS-ES)/UV))365/7—1

Where:

NCS	=	the net change in the value of the Money Market portfolio (not including any realized gains or losses on the sale of securities, unrealized appreciation and depreciation, and income other than investment income) for the seven-day period attributable to a hypothetical subaccount having a balance of one subaccount unit.

ES	=	per unit charges deducted from the hypothetical subaccount for the seven-day period.

UV	=	the unit value for the first day of the seven-day period.

The Money Market subaccount yield is lower than the Money Market portfolio’s yield because of the charges and deductions that the Contract imposes.

The current and effective yields on amounts held in the Money Market subaccount normally fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market subaccount’s actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Portfolio, the types and quality of securities held by the Money Market Portfolio and that Portfolio’s operating expenses. We may also present yields on amounts held in the Money Market subaccount for periods other than a seven-day period.

Yield calculations do not take into account the Surrender Charge that we assess on certain withdrawals of Contract Value.

Other Subaccount Yields

Sales literature or advertisements may quote the current annualized yield of one or more of the subaccounts (except the Money Market subaccount) under the Contract for 30-day or one-month periods. The annualized yield of a subaccount refers to income that the subaccount generates during a 30-day or one-month period and is assumed to be generated during each period over a 12-month period.

4

We compute the annualized 30-day yield by:

dividing the net investment income of the portfolio attributable to the subaccount units, less subaccount expenses attributable to the Contract for the period, by the maximum offering price per unit on the last day of the period;

multiplying the result by the daily average number of units outstanding for the period;

compounding that yield for a 6-month period; and

multiplying the result by 2.

Expenses of the subaccount include the records maintenance charge, the asset-based administration charge and the mortality and expense risk charge for the standard death benefit (and the mortality and expense risk charge for the Guaranteed Minimum Death Benefit and the Guaranteed Retirement Income Benefit). The yield calculation assumes that we deduct the records maintenance charge at the end of each Contract Year. For purposes of calculating the 30-day or one-month yield, we divide an average records maintenance charge collected by the average Contract Value in the subaccount to determine the amount of the charge attributable to the subaccount for the 30-day or one-month period. We calculate the 30-day or one-month yield by the following formula:

Yield = 2 X ((((NI—ES)/(U X UV)) + 1)6—1)

Where:

NI	=	net income of the portfolio for the 30-day or one-month period attributable to the subaccount’s units.

ES	=	charges deducted from the subaccount for the 30-day or one-month period.

U	=	the average number of units outstanding.

UV	=	the unit value at the close of the last day in the 30-day or one-month period.

The yield for the subaccount is lower than the yield for the corresponding portfolio because of the charges and deductions that the Contract imposes.

The yield on the amounts held in the subaccounts normally fluctuates over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The types and quality of securities that a portfolio holds and its operating expenses affect the corresponding subaccount’s actual yield.

Yield calculations do not take into account the Surrender Charge that we assess on certain withdrawals of Contract Value.

Average Annual Total Returns for the Subaccounts

Sales literature or advertisements may quote average annual total returns for one or more of the subaccounts for various periods of time. If we advertise total return for the Money Market subaccount, then those advertisements and sales literature will include a statement that yield more closely reflects current earnings than total return.

When a subaccount has been in operation for 1, 5, and 10 years, respectively, we will provide the average annual total return for these periods. We may also disclose average annual total returns for other periods of time.

Standard average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods. Each period’s ending date for which we provide total return quotations will be for the most recent calendar quarter-end practicable, considering the type of the communication and the media through which it is communicated.

We calculate the standard average annual total returns using subaccount unit values that we calculate on each business day based on the performance of the subaccount’s underlying portfolio, the deductions for the mortality and expense risk charge for the standard death benefit (and in some cases, the mortality and expense risk charge for the Guaranteed Minimum Death Benefit and the Guaranteed Retirement Income Benefit), the asset-based administration charge and the records maintenance charge. The calculation reflects the deduction of the records maintenance charge by assuming a uniform reduction in the yield or total return which is determined by calculating the average impact of the records maintenance charge on in-force contracts.

5

We calculate the standard total return by the following formula:

TR  =  ((ERV/P)1/N )—1

Where:

TR	=	the average annual total return net of subaccount recurring charges.

ERV	=	the ending redeemable value (minus any applicable Surrender Charge and records maintenance charge) of the hypothetical subaccount at the end of the period.

P	=	a hypothetical initial payment of $1,000.

N	=	the number of years in the period.

Non-Standard Subaccount Total Returns

Sales literature or advertisements may quote average annual total returns for the subaccounts that do not reflect any Surrender Charges. We calculate such nonstandard total returns in exactly the same way as the average annual total returns described above, except that we replace the ending redeemable value of the hypothetical subaccount for the period with an ending value for the period that does not take into account any Surrender Charges.

We may disclose cumulative total returns in conjunction with the standard formats described above. We calculate the cumulative total returns using the following formula:

CTR  =  (ERV/P)—1

Where:

CTR	=	the cumulative total return net of subaccount recurring charges for the period.

ERV	=	the ending redeemable value of the hypothetical investment at the end of the period.

P	=	a hypothetical single payment of $1,000.

Adjusted Historic Portfolio Performance Data

Sales literature or advertisements may quote adjusted yields and total returns for the portfolios since their inception reduced by some or all of the fees and charges under the Contract. Such adjusted historic portfolio performance may include data that precedes the inception dates of the subaccounts. This data is designed to show the performance that would have resulted if the Contract had been in existence during that time.

We will disclose nonstandard performance data only if we disclose the standard performance data for the required periods.

Effect of the Records Maintenance Charge on Performance Data

We will charge a records maintenance charge each year until the annuity start date. The amount is shown on the Contract Specifications page. The charge for a contract year will be imposed on the last valuation day of each contract year.

This charge will also be imposed on the annuity start date, unless the Annuitant is age 70 or older, or the date when the contract is surrendered.

The fee will be charged against the variable subaccounts and the fixed account proportionately. The portion of the fee charged to each subaccount will reduce the number of accumulation units standing to the credit of the contract in that subaccount.

6

Accumulation Unit Value

The value of an accumulation unit for each of the subaccounts was arbitrarily set at an initial value. The Value at the end of any later valuation day is equal to “A” multiplied by “B.” “A” is equal to the subaccount’s accumulation unit value for the end of the immediately preceding valuation day. “B” is equal to the net investment factor for the most current valuation day. The net investment factor for each subaccount equals the fraction obtained by dividing (X) by (Y) minus (Z) where:

(X)	equals:

1.	the net asset value per portfolio share held in the subaccount at the end of the current valuation day; plus

2.	the per share amount of any dividend or capital gain distribution on portfolio shares held in the subaccount during the current valuation day; less

3.	the per share amount of any capital loss distribution on portfolio shares held in the subaccount during the current valuation day.

(Y)	equals the net asset value per portfolio share held in the subaccount as of the end of the immediately preceding valuation day.

(Z)	equals charges and fees deducted from the subaccount. These consist of:

1.	Mortality and expense risk charges.

2.	Charge for administrative costs. and

3.	Any applicable charges, fees and expenses for riders, endorsements or supplemental benefits attached to the Contract. We will only deduct these charges if we do not collect them by redeeming Accumulation Units.

Condensed Financial Information

The following tables of condensed financial information show accumulation unit values corresponding to the middle level of Variable Account Annual Expenses (1.40%) for each subaccount for the period since the subaccount started operation. An accumulation unit value is the unit we use to calculate the value of your interest in a subaccount. Tables for other sets of accumulation unit values that reflect the highest and lowest levels of the Variable Account Annual Expenses available under the Contract are found in Appendix A to the prospectus. The accumulation unit value does not reflect the deduction of charges such as the Record Maintenance Charge or Surrender Charge that we subtract from your Contract Value by redeeming units. The data for 2017 used in the tables below is obtained from the audited financial statements of the variable account that can be found in this SAI.

7

One Optional Benefit Elected (Either the Guaranteed Minimum Death Benefit OR

the Guaranteed Retirement Income Benefit)1

(Total Variable Account Annual Charges of 1.40% of the daily net assets of the subaccount)

Calvert Variable Series, Inc.: VP SRI Mid Cap Growth Portfolio*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	19.10	21.03	11,509
2016	18.06	19.10	11,966
2015	18.93	18.06	13,731
2014	17.76	18.93	13,772
2013	13.87	17.76	14,388
2012	12.04	13.87	16,312
2011	11.93	12.04	19,099
2010	9.20	11.93	11,795
2009	7.07	9.20	12,321
2008	11.41	7.07	13,197

*	The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

Dreyfus Variable Investment Fund: Opportunistic Small Cap Portfolio (Service Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	16.20	19.87	57,843
2016	14.07	16.20	68,758
2015	14.63	14.07	77,036
2014	14.64	14.63	92,928
2013	10.02	14.64	95,565
2012	8.45	10.02	99,780
2011	9.97	8.45	97,180
2010	7.73	9.97	91,270
2009	6.23	7.73	100,907
2008	10.15	6.23	99,265

Dreyfus Variable Investment Fund: Quality Bond Portfolio (Service Class Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	14.53	14.93	22,949
2016	14.54	14.53	24,841
2015	15.03	14.54	26,420
2014	14.58	15.03	32,625
2013	15.05	14.58	38,928
2012	14.31	15.05	39,580
2011	13.58	14.31	44,563
2010	12.73	13.58	52,573
2009	11.26	12.73	60,194
2008	11.95	11.26	70,777

*	The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

[1]	We no longer offer the Guaranteed Retirement Income Benefit rider. If you have elected the Guaranteed Retirement Income Benefit rider and your initial Contract application was signed and dated before June 18, 2003, your Guaranteed Retirement Income Benefit rider remains in force, a 0.25% Mortality and Expense Risk Charge will continue to be assessed, and our obligations and duties to you under this rider will not change.

8

The Dreyfus Sustainable U.S. Equity Portfolio, Inc. (Service Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	14.17	16.08	1,343
2016	13.06	14.17	1,915
2015	13.71	13.06	2,507
2014	12.29	13.71	14,236
2013	9.30	12.29	14,194
2012	8.44	9.30	17,628
2011	8.50	8.44	2,017
2010	7.53	8.50	5,547
2009	5.72	7.53	2,800
2008	8.87	5.72	3,328
Deutsche Variable Series I: Deutsche Bond VIP (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	14.80	15.45	157,023
2016	14.17	14.80	165,565
2015	14.41	14.17	149,497
2014	13.70	14.41	148,618
2013	14.33	13.70	171,871
2012	13.48	14.33	183,846
2011	12.94	13.48	178,999
2010	12.28	12.94	201,171
2009	11.31	12.28	220,262
2008	13.79	11.31	252,404
Deutsche Variable Series I: Deutsche Global Small Cap VIP (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	20.79	24.61	64,510
2016	20.76	20.79	80,366
2015	20.81	20.76	88,590
2014	22.01	20.81	97,227
2013	16.42	22.01	112,603
2012	14.43	16.42	132,075
2011	16.24	14.43	155,357
2010	13.00	16.24	157,996
2009	8.90	13.00	157,356
2008	18.03	8.90	168,529

9

Deutsche Variable Series I: Deutsche Core Equity VIP (Class A Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	17.09	20.40	53,972
2016	15.69	17.09	61,196
2015	15.12	15.69	71,182
2014	13.71	15.12	75,067
2013	10.12	13.71	83,790
2012	8.86	10.12	88,148
2011	9.00	8.86	98,390
2010	7.98	9.00	106,522
2009	6.03	7.98	133,588
2008	9.91	6.03	162,274

*	The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

Deutsche Variable Series I: Deutsche CROCI ® International VIP (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	6.33	7.61	203,651
2016	6.37	6.33	226,123
2015	6.84	6.37	245,243
2014	7.86	6.84	253,913
2013	6.62	7.86	275,170
2012	5.57	6.62	286,436
2011	6.78	5.57	322,078
2010	6.76	6.78	328,086
2009	5.13	6.76	339,414
2008	10.05	5.13	419,280

Deutsche Variable Series II: Deutsche CROCI U.S. VIP (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	26.55	32.18	122,721
2016	28.16	26.55	140,928
2015	30.66	28.16	152,815
2014	28.08	30.66	161,048
2013	21.75	28.08	185,815
2012	20.09	21.75	206,283
2011	14.10	20.09	230,805
2010	12.71	14.10	370,442
2009	10.28	12.71	407,277
2008	19.30	10.28	480,608

10

Deutsche Variable Series II: Deutsche Government & Agency Securities VIP (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	16.68	16.73	81,629
2016	16.72	16.68	87,310
2015	16.96	16.72	100,549
2014	16.33	16.96	102,565
2013	17.08	16.33	107,384
2012	16.83	17.08	111,610
2011	15.88	16.83	122,353
2010	15.10	15.88	137,259
2009	14.17	15.10	142,108
2008	13.69	14.17	140,501

Deutsche Variable Series II: Deutsche High Income VIP (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	20.67	21.92	74,496
2016	18.57	20.67	77,990
2015	19.71	18.57	82,620
2014	19.69	19.71	88,737
2013	18.51	19.69	99,779
2012	16.33	18.51	116,823
2011	15.95	16.33	119,577
2010	14.18	15.95	126,887
2009	10.27	14.18	134,846
2008	13.70	10.27	155,993

Deutsche Variable Series II : Deutsche Government Money Market VIP (Class A Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	10.36	10.27	40,580
2016	10.50	10.36	72,448
2015	10.65	10.50	42,018
2014	10.80	10.65	47,187
2013	10.95	10.80	52,793
2012	11.10	10.95	61,404
2011	11.25	11.10	68,938
2010	11.41	11.25	78,577
2009	11.53	11.41	44,938
2008	11.39	11.53	59,979

11

Deutsche Variable Series II: Deutsche Small Mid Cap Growth VIP (Class A Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	7.14	8.60	13,475
2016	6.63	7.14	14,096
2015	6.79	6.63	14,462
2014	6.51	6.79	18,100
2013	4.62	6.51	25,380
2012	4.10	4.62	31,488
2011	4.33	4.10	33,920
2010	3.39	4.33	37,142
2009	2.44	3.39	46,952
2008	4.91	2.44	55,114

*	The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

Fidelity® Variable Insurance Products Fund (“VIP”): Fidelity® VIP Growth Portfolio (Service Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	15.41	20.51	187,786
2016	15.51	15.41	193,709
2015	14.69	15.51	216,917
2014	13.40	14.69	247,483
2013	9.97	13.40	279,517
2012	8.83	9.97	304,673
2011	8.94	8.83	323,965
2010	7.31	8.94	338,813
2009	5.78	7.31	375,209
2008	11.11	5.78	416,120

Fidelity® Variable Insurance Products Fund (“VIP”): Fidelity® VIP Index 500 Portfolio (Service Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	19.14	22.95	265,023
2016	17.37	19.14	171,984
2015	17.39	17.37	200,256
2014	15.55	17.39	222,725
2013	11.93	15.55	245,092
2012	10.45	11.93	261,515
2011	10.39	10.45	295,186
2010	9.17	10.39	303,699
2009	7.35	9.17	329,709
2008	11.85	7.35	374,156

12

Fidelity® Variable Insurance Products Fund (“VIP”): Fidelity® VIP Mid Cap Portfolio (Service Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	35.76	42.58	69,562
2016	32.35	35.76	79,411
2015	33.30	32.35	83,858
2014	31.80	33.30	100,191
2013	23.70	31.80	112,455
2012	20.94	23.70	122,954
2011	23.78	20.94	140,550
2010	18.74	23.78	140,759
2009	13.57	18.74	140,432
2008	22.75	13.57	143,947

Fidelity® VIP Freedom Funds: Fidelity® VIP Freedom 2005 Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	12.82	14.01	0
2016	12.41	12.82	0
2015	12.65	12.41	0
2014	12.32	12.65	0
2013	0	12.32	0
2012	0	0	0
2011	0	0	0
2010	0	0	0
2009	8.10	0	0
2008	9.81	8.10	0

*	Inception date of the subaccount was 9/1/08.

Fidelity® VIP Freedom Funds: Fidelity® VIP Freedom 2010 Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	13.73	15.27	14,274
2016	13.23	13.73	17,252
2015	13.48	13.23	18,544
2014	13.12	13.48	32,672
2013	11.75	13.12	32,716
2012	10.68	11.75	32,677
2011	10.88	10.68	30,850
2010	9.80	10.88	15,498
2009	8.02	9.80	14,007
2008	9.80	8.02	0

*	Inception date of the subaccount was 9/1/08.

13

Fidelity® VIP Freedom Funds: Fidelity® VIP Freedom 2015 Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	13.85	15.68	25,771
2016	13.30	13.85	26,550
2015	13.56	13.30	26,873
2014	13.16	13.56	40,965
2013	11.70	13.16	41,863
2012	10.60	11.70	41,842
2011	10.80	10.60	41,952
2010	9.71	10.80	29,988
2009	7.88	9.71	16,750
2008	9.79	7.88	0

*	Inception date of the subaccount was 9/1/08.

Fidelity® VIP Freedom Funds: Fidelity® VIP Freedom 2020 Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	13.90	15.94	41,363
2016	13.32	13.90	44,852
2015	13.57	13.32	47,529
2014	13.16	13.57	48,417
2013	11.54	13.16	49,322
2012	10.35	11.54	39,282
2011	10.62	10.35	39,428
2010	9.42	10.62	34,753
2009	7.43	9.42	23,030
2008	9.72	7.43	0

*	Inception date of the subaccount was 9/1/08.

Fidelity® VIP Freedom Funds: Fidelity® VIP Freedom 2025 Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	14.52	16.84	77,070
2016	13.90	14.52	65,987
2015	14.16	13.90	74,321
2014	13.70	14.16	73,981
2013	11.60	13.70	78,241
2012	10.25	11.60	63,841
2011	10.64	10.25	49,544
2010	9.34	10.64	31,638
2009	7.30	9.34	32,537
2008	9.71	7.30	6,498

*	Inception date of the subaccount was 9/1/08.

14

Fidelity® VIP Freedom Funds: Fidelity® VIP Freedom 2030 Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	14.34	17.07	39,553
2016	13.67	14.34	43,002
2015	13.94	13.67	45,585
2014	13.49	13.94	47,042
2013	11.27	13.49	48,505
2012	9.92	11.27	47,484
2011	10.35	9.92	20,634
2010	9.06	10.35	9,875
2009	7.00	9.06	4,726
2008	9.65	7.00	302

*	Inception date of the subaccount was 9/1/08.

Fidelity® VIP Freedom Funds: Fidelity® VIP Freedom Income Portfolio (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	12.11	12.94	8,687
2016	11.79	12.11	8,578
2015	12.02	11.79	8,580
2014	11.77	12.02	8,581
2013	11.35	11.77	8,523
2012	10.83	11.35	8,359
2011	10.83	10.83	3,689
2010	10.24	10.83	37
2009	9.06	10.24	3
2008	9.94	9.06	0

*	Inception date of the subaccount was 9/1/08.

Fidelity® VIP FundsManager Portfolios. Fidelity® VIP FundsManager 20% (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	11.92	12.60	27,156
2016	11.78	11.92	27,672
2015	11.96	11.78	18,751
2014	11.66	11.96	18,766
2013	11.22	11.66	19,100
2012	10.79	11.22	24,800
2011	10.70	10.79	18,614
2010	10.12	10.70	11,869
2009	9.31	10.12	9,954
2008	9.94	9.31	0

*	Inception date of the subaccount was 9/1/08.

15

Fidelity® VIP FundsManager Portfolios. Fidelity® VIP FundsManager 50% (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	11.92	15.24	19,740
2016	11.78	11.92	27,672
2015	11.96	11.78	18,751
2014	11.66	11.96	18,766
2013	11.22	11.66	19,100
2012	10.79	11.22	24,800
2011	10.70	10.79	18,614
2010	10.12	10.70	11,869
2009	9.31	10.12	9,954
2008	9.94	9.31	0

*	Inception date of the subaccount was 9/1/08.

Fidelity® VIP FundsManager Portfolios. Fidelity® VIP FundsManager 70% (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	14.22	16.68	41,273
2016	13.75	14.22	42,651
2015	13.90	13.75	58,573
2014	13.41	13.90	54,383
2013	11.19	13.41	52,317
2012	10.04	11.19	49,224
2011	10.49	10.04	42,819
2010	9.33	10.49	19,594
2009	7.60	9.33	20,824
2008	9.73	7.60	3,232

*	Inception date of the subaccount was 9/1/08.

Fidelity® VIP FundsManager Portfolios. Fidelity® VIP FundsManager 85% (Service Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	14.56	17.64	145,094
2016	14.00	14.56	148,350
2015	14.14	14.00	149,098
2014	13.65	14.14	137,625
2013	10.85	13.65	137,106
2012	9.65	10.85	133,996
2011	10.35	9.65	130,094
2010	9.05	10.35	60,064
2009	7.15	9.05	29,378
2008	9.66	7.15	23,738

*	Inception date of the subaccount was 9/1/08.

16

Franklin Templeton Variable Insurance Products Trust: Franklin Small-Mid Cap Growth VIP Fund (Class 2 Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	17.63	21.10	63,266
2016	17.16	17.63	72,363
2015	17.87	17.16	78,239
2014	16.86	17.87	94,952
2013	12.38	16.86	99,139
2012	11.32	12.38	103,226
2011	12.06	11.32	100,874
2010	9.58	12.06	81,187
2009	6.77	9.58	76,606
2008	11.94	6.77	70,254

Franklin Templeton Variable Insurance Products Trust: Franklin Small Cap Value VIP Fund (Class 2 Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	23.22	25.34	49,401
2016	18.08	23.22	50,705
2015	19.80	18.08	63,614
2014	19.96	19.80	66,192
2013	14.86	19.96	69,806
2012	12.73	14.86	74,946
2011	13.41	12.73	71,783
2010	10.60	13.41	53,930
2009	8.33	10.60	57,404
2008	12.60	8.33	63,402

Franklin Templeton Variable Insurance Products Trust: Templeton Developing Markets VIP Fund (Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	15.99	22.14	22,751
2016	13.81	15.99	29,098
2015	17.41	13.81	32,793
2014	19.27	17.41	33,995
2013	19.73	19.27	37,471
2012	17.68	19.73	40,949
2011	21.30	17.68	59,812
2010	18.37	21.30	69,744
2009	10.79	18.37	78,929
2008	23.14	10.79	96,323

*	The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

17

Goldman Sachs Variable Insurance Trust: Goldman Sachs Strategic Growth Fund (Institutional Class Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	16.12	20.77	92,085
2016	16.03	16.12	107,567
2015	15.72	16.03	118,325
2014	14.02	15.72	134,888
2013	10.74	14.02	160,643
2012	9.08	10.74	180,926
2011	9.46	9.08	221,189
2010	8.66	9.46	246,284
2009	5.94	8.66	271,360
2008	10.35	5.94	335,150

*	The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

Goldman Sachs Variable Insurance Trust: Goldman Sachs Mid Cap Value Fund (Institutional Class Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	32.52	35.63	40,174
2016	29.05	32.52	47,778
2015	32.46	29.05	52,053
2014	28.98	32.46	55,214
2013	22.11	28.98	62,305
2012	18.93	22.11	69,968
2011	20.50	18.93	85,832
2010	16.63	20.50	92,767
2009	12.63	16.63	103,132
2008	20.40	12.63	122,026

*	The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

Goldman Sachs Variable Insurance Trust: Goldman Sachs Small Cap Equity Insights Fund (Institutional Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	25.98	28.59	11,215
2016	21.39	25.98	12,785
2015	22.16	21.39	14,931
2014	21.01	22.16	20,085
2013	15.71	21.01	24,982
2012	14.12	15.71	27,185
2011	14.22	14.12	29,013
2010	11.08	14.22	27,571
2009	8.78	11.08	31,980
2008	13.53	8.78	38,274

18

Janus Aspen Series: Janus Henderson Balanced Portfolio (Service Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	21.01	24.48	145.290
2016	20.42	21.01	168,664
2015	20.63	20.42	189,524
2014	19.32	20.63	198,386
2013	16.35	19.32	211,362
2012	14.63	16.35	222,112
2011	14.63	14.63	191,013
2010	13.72	14.63	191,315
2009	11.08	13.72	176,093
2008	13.39	11.08	146,038

Janus Aspen Series: Janus Henderson Forty Portfolio (Institutional Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	14.40	18.51	274,380
2016	14.29	14.40	321,626
2015	12.91	14.29	356,541
2014	12.04	12.91	404,629
2013	9.31	12.04	522,090
2012	7.60	9.31	544,888
2011	8.26	7.60	608,851
2010	7.85	8.26	652,446
2009	5.44	7.85	749,042
2008	9.87	5.44	781,970

Janus Aspen Series: Janus Henderson Enterprise Portfolio (Service Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	22.77	28.54	10,675
2016	20.60	22.77	12,017
2015	20.13	20.60	13,368
2014	18.18	20.13	14,986
2013	13.96	18.18	15,790
2012	12.10	13.96	17,570
2011	12.48	12.10	19,148
2010	10.08	12.48	20,291
2009	7.08	10.08	22,352
2008	12.78	7.08	25,259

*	The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

19

PIMCO Variable Insurance Trust: PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) (Administrative Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	20.39	20.66	62,793
2016	19.42	20.39	77,993
2015	19.63	19.42	87,593
2014	17.91	19.63	91,901
2013	18.07	17.91	100,801
2012	16.37	18.07	121,067
2011	15.70	16.37	123,381
2010	14.67	15.70	123,650
2009	12.87	14.67	110,134
2008	13.37	12.87	122,558

PIMCO Variable Insurance Trust: PIMCO VIT Low Duration Portfolio (Administrative Class Shares)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	14.87	14.86	111,201
2016	14.87	14.87	119,554
2015	15.03	14.87	127,985
2014	15.11	15.03	143,919
2013	15.35	15.11	158,205
2012	14.70	15.35	182,987
2011	14.74	14.70	170,542
2010	14.20	14.74	175,945
2009	12.71	14.20	190,876
2008	12.94	12.71	215,510

Principal Variable Contracts Funds, Inc. (“PVC”): PVC Equity Income Account (Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	26.09	31.07	81,075
2016	22.92	26.09	94,011
2015	24.24	22.92	109,359
2014	21.86	24.24	115,431
2013	17.45	21.86	129,397
2012	15.70	17.45	198,507
2011	15.14	15.70	237,477
2010	13.25	15.14	273,449
2009	11.21	13.25	306,406
2008	17.26	11.21	363,458

*	The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

20

Principal Variable Contracts Funds, Inc. (“PVC”): PVC MidCap Account (Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	108.98	134.56	7,953
2016	100.36	108.98	9,820
2015	100.39	100.36	12,373
2014	90.32	100.39	13,740
2013	68.56	90.32	15,841
2012	58.34	68.56	17,538
2011	54.78	58.34	20,258
2010	44.85	54.78	23,219
2009	10.61	44.85	27,107
2008	15.31	10.61	111,974

*	The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

Principal Variable Contracts Funds, Inc. (“PVC”): PVC SmallCap Account) (Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	10.54	11.70	25,215
2016	9.12	10.54	30,223
2015	13.97	9.12	32,765
2014	13.30	13.97	23,309
2013	9.18	13.30	28,881
2012	8.01	9.18	32,105
2011	8.53	8.01	37,231
2010	6.83	8.53	40,704
2009	5.27	6.83	44,955
2008	9.10	5.27	50,834

*	The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

Principal Variable Contracts Funds, Inc. (“PVC”): Principal Capital Appreciation Fund (Class 2 Shares)*
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	22.32	26.52	16,431
2016	20.79	22.32	16,849
2015	20.69	20.79	16,857
2014	18.70	20.69	17,295
2013	14.33	18.70	18,802
2012	12.80	14.33	21,191
2011	12.99	12.80	24,400
2010	11.45	12.99	27,318
2009	8.96	11.45	30,274
2008	13.68	8.96	30,984

*	The subaccount that invests in this portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors” in the prospectus.

21

Principal Variable Contracts Funds, Inc. (“PVC”): PVC SAM Balanced Portfolio (Class 2 Shares) (Strategic Asset Management (SAM) Portfolios)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	21.68	24.56	593,150
2016	20.62	21.68	683,490
2015	21.13	20.62	714,525
2014	20.11	21.13	759,126
2013	17.38	20.11	878,551
2012	15.67	17.38	893,393
2011	15.77	15.67	928,462
2010	14.11	15.77	969,812
2009	11.57	14.11	1,034,106
2008	15.95	11.57	1,103,030

Principal Variable Contracts Funds, Inc. (“PVC”): PVC SAM Conservative Balanced Portfolio (Class 2 Shares) (Strategic Asset Management (SAM) Portfolios)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	19.48	21.36	137,711
2016	18.62	19.48	152,562
2015	19.06	18.62	174,875
2014	18.25	19.06	183,065
2013	16.63	18.25	191,207
2012	15.21	16.63	193,265
2011	15.12	15.21	181,264
2010	13.72	15.12	177,752
2009	11.53	13.72	165,751
2008	14.51	11.53	220,779

Principal Variable Contracts Funds, Inc. (“PVC”): PVC SAM Conservative Growth Portfolio (Class 2 Shares) (Strategic Asset Management (SAM) Portfolios)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	22.94	27.03	501,469
2016	21.79	22.94	581,421
2015	22.40	21.79	639,363
2014	21.20	22.40	754,562
2013	17.50	21.20	792,028
2012	15.59	17.50	867,592
2011	15.91	15.59	858,425
2010	14.04	15.91	901,159
2009	11.36	14.04	970,676
2008	17.26	11.36	1,011,578

22

Principal Variable Contracts Funds, Inc. (“PVC”): PVC SAM Flexible Income Portfolio (Class 2 Shares) (Strategic Asset Management (SAM) Portfolios)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	18.16	19.36	108,962
2016	17.25	18.16	114,834
2015	17.77	17.25	155,206
2014	17.03	17.77	181,060
2013	16.07	17.03	180,094
2012	14.77	16.07	182,295
2011	14.52	14.77	156,859
2010	13.35	14.52	169,512
2009	11.32	13.35	126,156
2008	13.35	11.32	91,501

Principal Variable Contracts Funds, Inc. (“PVC”): PVC SAM Strategic Growth Portfolio (Class 2 Shares) (Strategic Asset Management (SAM) Portfolios)
	Accumulation unit value at the beginning of the period	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2017	23.82	28.65	348,442
2016	22.81	23.82	407,391
2015	23.57	22.81	443,435
2014	22.06	23.57	506,129
2013	17.60	22.06	523,803
2012	15.49	17.60	553,151
2011	16.04	15.49	569,130
2010	14.00	16.04	578,277
2009	11.18	14.00	589,198
2008	18.15	11.18	616,753

23

Addition, Deletion or Substitution of Investments

In the event of any substitution or change of the underlying portfolios, we may (by appropriate endorsement, if necessary) change the Contract to reflect the substitution or change. If we consider it to be in the best interest of owners and annuitants, and subject to any approvals that may be required under applicable law, the variable account may be operated as a management investment company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, it may be combined with other of our variable accounts, or the assets may be transferred to another variable account. In addition, we may, when permitted by law, restrict or eliminate any voting rights you have under the Contracts.

Resolving Material Conflicts

The funds currently sell shares to registered separate accounts of insurance companies other than us to support other variable annuity contracts and variable life insurance contracts. In addition, our other separate accounts and separate accounts of other affiliated life insurance companies may purchase some of the funds to support other variable annuity or variable life insurance contracts. Moreover, qualified retirement plans may purchase shares of some of the funds. As a result, there is a possibility that an irreconcilable material conflict may arise between your interests as a Contract owner and the interests of persons owning other contracts investing in the same funds. There is also the possibility that a material conflict may arise between the interests of owners generally, or certain classes of owners, and participating qualified retirement plans or participants in such retirement plans.

We currently do not foresee any disadvantages to you that would arise from the sale of fund shares to support variable life insurance contracts or variable annuity contracts of other companies or to qualified retirement plans. However, the management of each fund will monitor events related to its fund in order to identify any material irreconcilable conflicts that might possibly arise as a result of such fund offering its shares to support both variable life insurance contracts and variable annuity contracts, or support the variable life insurance contracts and/or variable annuity contracts issued by various affiliated and unaffiliated insurance companies. In addition, the management of the funds will monitor the funds in order to identify any material irreconcilable conflicts that might possibly arise as a result of the sale of its shares to qualified retirement plans, if applicable.

In the event of such a conflict, the management of the appropriate fund would determine what action, if any, should be taken in response to the conflict. In addition, if we believe that the response of the funds to any such conflict does not sufficiently protect you, then we will take our own appropriate action, including withdrawing the variable account’s investment in such funds, as appropriate.

Voting Rights

We determine the number of votes you may cast by dividing your Contract Value in a subaccount by the net asset value per share of the portfolio in which that subaccount invests. We determine the number of votes available to you as of the same date that the fund establishes for determining shareholders eligible to vote at the relevant meeting of the portfolio’s shareholders. We will solicit voting instructions by sending you written materials before the fund’s meeting in accordance with the fund’s procedures.

Third Party Administration Agreement

We have entered into a Master Administration Agreement (the “Agreement”) with McCamish Systems, L.L.C. (registered and known as “McCamish Systems, LLC Insurance Administrators” in the State of California only) (“McCamish”), a limited liability company organized and existing under the laws of Georgia. McCamish has its principal business address at 6452 Powers Ferry Road, Third Floor, Atlanta, Georgia 30339 (the “Service Center”). Under the Agreement, McCamish provides, at the Service Center and at its Contact Center located at 500 SW 7th Street, Suite 304, Des Moines, IA 50309, significant administrative services for the Contract and the variable account, including the processing of all premium payments, requests for transfers, partial withdrawals, and surrenders, and the calculation of accumulation unit values for each Contract and the variable account.

Safekeeping of Variable Account Assets

We hold the title to the assets of the variable account. The assets are kept physically segregated and held separate and apart from our general account assets and from the assets in any other separate account. We and our agent, McCamish, maintain records of all purchases and redemptions of portfolio shares held by each of the subaccounts. Additional protection for the assets of the variable account is provided by a blanket fidelity bond issued by Federal Insurance Company to Farmers Group, Inc., providing coverage of $20,000,000 in the aggregate and $10,000,000 per occurrence (subject to a $1,000,000 deductible) for all officers and employees of Farmers Group, Inc.

24

Distribution of the Contracts

We discontinued offering new Contracts in 2012. We will continue to accept premium and to process transactions for existing Contracts.

Farmers Financial Solutions, LLC (“FFS”) serves as the principal underwriter for the Contracts. FFS is a Nevada limited liability company and its home office is located at 30801 Agoura Road, Bldg 1, Agoura Hills, California 91301-2054. FFS is affiliated with Farmers through Farmers’ parent that provides management-related services to the parent companies of FFS. FFS is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates. FFS is a member of the Financial Industry Regulatory Authority (“FINRA”), and of the Securities Investor Protection Corporation. Currently, the Contracts are sold through FFS’ sales representatives who are appointed as our insurance agents.

We pay commissions to FFS for sales of the Contracts by its sales representatives. FFS received sales commissions with respect to the Contracts in the following amounts during the periods indicated:

Fiscal year	Aggregate Amount of Commissions Paid to FFS*	Aggregate Amount of Commissions Retained by FFS as Principal Underwriter
2012	$2,023,279	0
2013	$527,868	0
2014	$390,458	0
2015	$412,880	0
2016	$311,015	0
2017	$298,104	0

*	Includes sales commissions paid to FFS.

FFS passes through commissions it receives as principal underwriter and does not retain any portion of it in return for its services as principal underwriter for the Contracts. As a selling firm, FFS retained approximately $131,992 in commissions in 2017.

We pay for certain of FFS’ operating and other expenses, including overhead, legal, and accounting fees. We may also pay for certain sales expenses of FFS: sales representative training materials; marketing materials and advertising expenses; and certain other expenses of distributing the Contracts. In addition, we contribute indirectly to the deferred compensation for FFS’ sales representatives and managers. FFS’ sales representatives and their managers are also eligible for various cash benefits, such as production incentive bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we and our affiliates may provide jointly with FFS.

We may pay FFS additional cash amounts for: (1) exclusively offering the Contracts; (2) sales promotions relating to the Contracts; (3) costs associated with sales conferences and educational seminars for FFS’ sales representatives; and (4)  other sales expenses incurred by them. We may make bonus payments to FFS based on aggregate sales or persistency standards.

Legal Matters

Garrett B. Paddor, General Counsel and Corporate Secretary, Farmers New World Life Insurance Company, has passed upon all matters relating to Washington law pertaining to the Contracts, including the validity of the Contracts and the Company’s authority to issue the Contracts.

Experts

The financial statements of Farmers New World Life Insurance Company as of December 31, 2017 and 2016, and the related statements of operations and changes in capital and surplus, and of cash flows for the years ending December 31, 2017, 2016, and 2015 (prepared in conformity with accounting practices prescribed or permitted by the Office of the Insurance Commissioner of the State of Washington as described in Note 2 of the financial statements); and the financial statements of Farmers Annuity Separate Account A as of December 31, 2017 and for the period ending December 31, 2016 included in this SAI have been so included in reliance on the reports of PricewaterhouseCoopers LLP, 601 South Figueroa, Los Angeles, California 90017 an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Other Information

We have filed a registration statement with the SEC under the Securities Act of 1933, as amended, with respect to the Contracts discussed in this Statement of Additional Information. The Statement of Additional Information does not include all of the information set forth in the registration statement, amendments and exhibits. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the SEC.

25

Financial Statements

The audited statutory financial statements of Farmers New World Life Insurance Company as of December 31, 2017 and 2016, and the related statutory statements of operations and changes in capital and surplus, and of cash flows for the years ending December 31, 2017, 2016, and 2015, prepared in accordance with accounting practices prescribed or permitted by the Office of the Insurance Commissioner of the State of Washington, which include the Independent Auditor’s Report, are included in the SAI. You should consider the financial statements of Farmers New World Life Insurance Company as bearing only upon our ability to meet our obligations under the Contracts.

The audited financial statements of Farmers Annuity Separate Account A as of December 31, 2017 and for the period ending December 31, 2016, as well as the Report of the Independent Registered Public Accounting Firm, are included in the SAI.

26

Index to Financial Statements

Farmers New World Life Insurance Company

Independent Auditor’s Report

Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus as of December 31, 2017 and 2016

Statutory Statements of Operations for the Years Ending December 31, 2017, 2016, and 2015

Statutory Statements of Changes in Capital and Surplus for the Years Ending December 31, 2017, 2016, and 2015

Statutory Statements of Cash Flows for the Years Ending December 31, 2017, 2016, and 2015

Notes to Statutory Financial Statements

Supplemental Schedule of Assets and Liabilities for the Year Ending December 31, 2017

Supplemental Summary Investment Schedule and Investment Risk Interrogatories for the Year Ending December 31, 2017

Farmers Annuity Separate Account A

Report of Independent Registered Public Accounting Firm

Statement of Assets and Liabilities as of December 31, 2017

Statement of Operations for the Period Ending December 31, 2017

Statements of Changes in Net Assets for the Periods Ending December 31, 2017 and 2016

Notes to Financial Statements

F-1

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Financial Statements

December 31, 2017 and 2016 and

For the Years Ended December 31, 2017, 2016

and 2015

And Supplemental Schedules

As of and for the Year Ended December 31, 2017

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Index

December 31, 2017, 2016 and 2015

Page(s)

Report of Independent Auditors	1–2

Statutory Financial Statements

Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus	3

Statutory Statements of Operations	4

Statutory Statements of Changes in Capital and Surplus	5

Statutory Statements of Cash Flows	6

Notes to Statutory Financial Statements	7–60

Supplemental Schedules

Supplemental Schedule of Assets and Liabilities	61–64

Supplemental Summary Investment Schedule and Investment Risk Interrogatories	65–68

Report of Independent Auditors

To the Board of Directors and Management of

Farmers New World Life Insurance Company

We have audited the accompanying statutory financial statements of Farmers New World Life Insurance Company, a wholly owned subsidiary of Farmers Group, Inc., which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2017 and 2016, and the related statutory statements of operations and changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2017.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Washington State Office of the Insurance Commissioner. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Washington State Office of the Insurance Commissioner, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2017 and 2016, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2017.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2017 and 2016 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2017, in accordance with the accounting practices prescribed or permitted by the Washington State Office of the Insurance Commissioner described in Note 2.

Other Matter

Our audit was conducted for the purpose of forming an opinion on the statutory-basis financial statements taken as a whole. The supplemental schedule of assets and liabilities, summary investment schedule and investment risk interrogatories (collectively, the “supplemental schedules”) of the Company as of December 31, 2017 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the statutory-basis financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the statutory-basis financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the statutory-basis financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California

May 17, 2018

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus

December 31, 2017, and 2016

(in thousands of dollars)	2017	2016

Admitted Assets
Bonds, at amortized cost (market value of $3,037,830 and $5,274,477)	$2,865,025	$4,985,672
Common stocks (cost of $3,307 and $52,990)	3,226	67,198
Mortgage loans on real estate	578,689	588,683
Investment real estate:
Properties held for the production of income, net	135,687	112,448
Properties held for sale, net	4,841	25,512
Contract loans	283,721	284,183
Other invested assets	100,000	—
Receivables for securities	3,535	2,746
Securities lending reinvested collateral	10,678	5,405
Cash, cash equivalents and short-term investments	69,193	106,234

Total cash and invested assets	4,054,595	6,178,081
Accrued investment income	38,093	61,038
Deferred and uncollected premiums	92,651	95,507
Other assets	74,644	34,537
Current federal income tax recoverable and interest thereon	5,433	5,713
Net deferred tax asset	55,105	103,788
Separate accounts	806,798	676,681

Total admitted assets	$5,127,319	$7,155,345

Liabilities
Aggregate reserves for life and annuity policies	$3,381,550	$5,247,480
Aggregate reserves for accident and health policies	4,932	4,616
Contract claims	40,121	40,806
Liability for deposit-type contracts	255,074	466,132
Premiums and annuity considerations received in advance	891	970
General expenses due and accrued	30,990	28,590
Taxes, licenses, and fees due and accrued	4,833	5,247
Unearned investment income	284	305
Amounts withheld or retained by company as agent or trustee	210	215
Amounts held for agents’ account	4,712	5,056
Remittances and items not allocated	10,563	8,494
Interest maintenance reserve	15,359	28,351
Asset valuation reserve	36,311	51,069
Securities lending collateral liability	10,678	5,405
Other liabilities	55,155	58,226
Separate accounts	806,798	676,681

Total liabilities	4,658,461	6,627,643

Capital and Surplus
Common capital stock ($1 par value, 25,000,000 shares authorized, 6,600,000 shares issued and outstanding December 31, 2017 and 2016)	6,600	6,600
Gross paid-in and contributed surplus	3,199	3,199
Unassigned surplus	459,059	517,903

Total capital and surplus	468,858	527,702

Total liabilities and capital and surplus	$5,127,319	$7,155,345

The accompanying notes are an integral part of these statutory financial statements.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Statements of Operations

Years Ended December 31, 2017, 2016 and 2015

(in thousands of dollars)	2017	2016	2015

Revenues
Premiums and annuity considerations	$(1,738,445)	$592,855	$600,006
Net investment income	186,642	260,196	265,162
Amortization of interest maintenance reserve	5,806	6,512	5,795
Commissions and expense allowances on reinsurance ceded	210,531	187,870	158,922
Reserve adjustments on reinsurance ceded	2,107,981	—	—
Other	9,693	9,459	10,897

Total revenues	782,208	1,056,892	1,040,782

Benefits and expenses
Death and other benefits	235,343	234,391	253,874
Surrender benefits and other fund withdrawals	203,465	274,827	289,524
Interest on policy or contract funds	11,186	20,766	21,645
Increase in aggregate reserves	21,329	17,214	14,633
Commissions	89,761	88,257	99,259
General insurance expenses	198,050	197,905	195,671
Taxes, licenses and fees	27,531	26,587	25,219
Increase / (decrease) in loading on deferred and uncollected premiums	(1,841)	(4,292)	(1,232)
Transfers (from) / to separate accounts	527	5,827	2,401
Aggregate write-ins for deductions	(118,009)	4	46

Total benefits and expenses	667,342	861,486	901,040

Net gain from operations before federal income taxes and realized capital gains	114,866	195,406	139,742
Federal income taxes	(2,407)	69,042	39,064

Net gain from operations before realized capital gains	117,273	126,364	100,678
Net realized capital gains, less capital gains taxes of $60,750, $2,208 and $3,102 and transfers to interest maintenance reserve of $112,957, $8,531 and $5,476 at December 31, 2017, 2016 and 2015, respectively. Refer to note 3 for further breakout.	31,612	11,542	690

Net income	$148,885	$137,906	$101,368

The accompanying notes are an integral part of these statutory financial statements.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Statements of Changes in Capital and Surplus

December 31, 2017, 2016 and 2015

(in thousands of dollars)	Common Capital Stock	Gross Paid-In and Contributed Surplus	Unassigned Surplus	Total Capital and Surplus

Balances at December 31, 2014	$6,600	$3,199	$487,830	$497,629
Net Income	—	—	101,368	101,368
Change in net unrealized capital gains	—	—	845	845
Change in net deferred taxes	—	—	(9,512)	(9,512)
Change in nonadmitted assets	—	—	15,330	15,330
Change in asset valuation reserve	—	—	(3,742)	(3,742)
Extraordinary dividends to stockholder	—	—	(110,000)	(110,000)
SSAP No. 3 Real Estate Leasing Commissions	—	—	(1,341)	(1,341)
SSAP No. 3 VUL Reserves Adjustment	—	—	(279)	(279)

Balances at December 31, 2015	6,600	3,199	480,499	490,298
Net Income	—	—	137,906	137,906
Change in net unrealized capital gains	—	—	2,976	2,976
Change in net deferred taxes	—	—	(3,233)	(3,233)
Change in nonadmitted assets	—	—	9,264	9,264
Change in asset valuation reserve	—	—	2,397	2,397
Extraordinary dividends to stockholder	—	—	(105,000)	(105,000)
SSAP No. 3 Policy Loan adjustment	—	—	(3,755)	(3,755)
SSAP No. 3 VUL Reserves Adjustment	—	—	(3,151)	(3,151)

Balances at December 31, 2016	6,600	3,199	517,903	527,702
Net Income	—	—	148,885	148,885
Change in net unrealized capital gains	—	—	(9,300)	(9,300)
Change in net deferred taxes	—	—	(85,865)	(85,865)
Change in nonadmitted assets	—	—	36,469	36,469
Change in asset valuation reserve	—	—	14,758	14,758
Change in reserve on accout of change in valuation basis, (increase) or decrease	—	—	(31)	(31)
Extraordinary dividends to stockholder	—	—	(179,000)	(179,000)
Change in surplus as a result of reinsurance	—	—	15,240	15,240

Balances at December 31, 2017	$6,600	$3,199	$459,059	$468,858

The accompanying notes are an integral part of these statutory financial statements.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Statements of Cash Flows

For The Years Ended December 31, 2017, 2016 and 2015

(in thousands of dollars)	2017	2016	2015

Cash from operations
Premiums collected net of reinsurance	$547,074	$598,483	$602,806
Net investment income	220,148	272,317	271,251
Miscellaneous income	220,225	197,329	169,819

Cash provided by operating activities	987,447	1,068,129	1,043,876

Benefits and loss related payments	487,981	520,992	551,251
Net transfers (from) / to separate accounts	(285)	3,877	766
Commissions, expenses paid and write-ins	315,473	314,240	318,408
Federal and foreign income taxes paid	58,100	66,552	50,974

Cash used in operating activities	861,269	905,661	921,399

Net cash from operations	126,178	162,468	122,477

Cash from investments
Proceeds from investments sold, matured or repaid:
Bonds	693,773	1,312,850	1,239,615
Common stocks	80,710	100,682	34,372
Mortgage loans	13,055	7,125	3,239
Real estate	41,252	11,699	—
Miscellaneous proceeds	3,155	10,109	25,702

Cash provided by investing activities	831,945	1,442,465	1,302,928

Cost of investments acquired (long-term only):
Bonds	688,078	1,360,231	938,393
Common stocks	15,574	33,696	36,813
Mortgage loans	3,061	61,468	260,082
Real estate	32,710	4,286	71,516
Other invested assets	100,000	—	—
Miscellaneous applications	12,740	1,000	3,590

Cash paid for investing activities	852,163	1,460,681	1,310,394
Net (decrease) / increase in contract loans and premium notes	(430)	(3,788)	(3,943)

Net cash provided by / (used in) investments	(19,788)	(14,428)	(3,523)

Cash from financing and miscellaneous sources
Net (withdrawals) / deposits on deposit-type contracts and other insurance liabilities	9,950	5,248	(3,481)
Dividends to stockholder	(179,000)	(105,000)	(110,000)
Other cash (applied) / provided	25,620	(4,213)	(20,456)

Net cash used by financing and miscellaneous sources	(143,430)	(103,965)	(133,937)

Net change in cash, cash equivalents and short-term investments	(37,041)	44,075	(14,983)
Cash, cash equivalents and short-term investments
Beginning of year	106,234	62,159	77,142

End of year	$69,193	$106,234	$62,159

*	As part of a reinsurance transaction with RGA in 2017, FNWL exchanged bonds with the book value of $2.1 billion in exchange for the assumption of FNWL’s Deferred annuity, Variable annuity and Structured settlement reserves.

The accompanying notes are an integral part of these statutory financial statements.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2017, 2016 and 2015

1.	Nature of Operations

The Company

The accompanying financial statements include the accounts of Farmers New World Life Insurance Company (the “Company”), a wholly owned subsidiary of Farmers Group, Inc. (“FGI”), whose ultimate parent is Zurich Insurance Group Ltd (“ZIG”). FGI has attorney-in-fact relationships with three inter-insurance exchanges: Farmers Insurance Exchange, Fire Insurance Exchange, and Truck Insurance Exchange (the “Exchanges”).

The Company is a stock life insurance company domiciled in the state of Washington and is subject to regulation by the Washington State Office of the Insurance Commissioner (“OIC”). It is also subject to regulation by the states in which it transacts business.

Nature of Operations

The Company concentrates its sales activities in the individual life insurance markets. Principal lines of business include traditional term and whole life products as well as universal life and variable universal life products.

The Company and the Exchanges operate using federally registered trade names, including Farmers Insurance Group of Companies, Farmers Insurance Group, Farmers, Farmers New World Life and Farmers Life. The Company and the Exchanges distribute their respective insurance products through a common network of direct writing agents and district managers. Each agent is required to first submit business to the insurers in the Farmers Insurance Group of Companies within the classes and lines of business written by such insurers. The Company is currently licensed in 49 states and the District of Columbia.

Business Risks

The Company operates in a business environment that is subject to various risks and uncertainties, including but not limited to, mortality risk, market risk, interest rate risk and legal and regulatory changes. The Company is subject to various state and federal regulatory authorities. The potential exists for changes in regulatory initiatives that could result in additional, unanticipated expenses to the Company.

Existing federal laws and regulations affect the taxation of life insurance products and insurance companies. There can be no assurance as to what, if any, future legislation might be enacted, or if enacted, whether such legislation would include provisions with possible negative effects on the Company’s life, accident and health or annuity products.

Going Concern

The Company’s management periodically evaluates whether there is substantial doubt about the Company’s ability to continue as a going concern. Such substantial doubt is determined when relevant conditions and events, considered in the aggregate, indicate that it is probable that the Company will be unable to meet its obligations as they become due within one year after the date that the financial statements are issued. Management has determined that there is not a substantial doubt about the Company’s ability to continue as a going concern.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2017, 2016 and 2015

2.	Summary of Significant Accounting Policies

Basis of Presentation

The financial statements have been prepared in conformity with accounting practices prescribed or permitted by the OIC.

The OIC only recognizes statutory accounting practices prescribed or permitted by the State of Washington for reporting the financial condition and results of operations of an insurance company for the purposes of determining its compliance with the Washington Insurance Law. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted practices by the State of Washington. The Commissioner of Insurance of the OIC has the power to permit other specific practices that may deviate from prescribed practices.

The Company did not use any permitted practices that differed from NAIC statutory accounting practices (SAP) as of December 31, 2017. A reconciliation of the Company’s capital and surplus between NAIC SAP and practices prescribed or permitted by the OIC are shown below as of December 31, 2017 and 2016. The practices prescribed or permitted by the OIC did not have an impact on statutory surplus or net income.

(in thousands of dollars) Description	State of Domicile	2017	2016

Statutory surplus, state basis	Washington	$468,858	$527,702
State prescribed practices that increase/decrease NAIC SAP	Washington	—	—

Statutory surplus, NAIC SAP	Washington	$468,858	$527,702

The effects on the financial statements of the variances between statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material. Statutory accounting practices differ from GAAP in the following respects:

Investments

Investments in bonds are stated at amortized cost or at values required by the NAIC. Under GAAP, bonds are reported at fair value or amortized cost based upon management’s intent as to whether bonds are available for sale, will be held until maturity or are available for trading.

Asset Valuation Reserve

The asset valuation reserve (“AVR”) is determined by NAIC prescribed formulas, which establish a provision for the risk of asset defaults, and is reported as a liability with changes recorded directly to unassigned surplus. Under GAAP, no such liability is established.

Interest Maintenance Reserve

An interest maintenance reserve (“IMR”) is provided as required by the NAIC in order to defer certain realized investment gains and losses, net of tax, related to interest rate fluctuations, and to amortize such gains and losses through operating income over the remaining life of the securities sold. Any net unamortized deferred losses are nonadmitted and charged directly to unassigned surplus. No such reserve is required by GAAP.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2017, 2016 and 2015

Life Policy and Contract Reserves

Life policy, annuity and contract reserves under statutory accounting practices are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience, unless annual cash flow testing reveals the need to hold reserves in excess of the normal statutory reserves. One exception to this relates to deficiency reserves for certain term insurance plans issued on or after January 1, 2000, while another relates to Principles-Based Valuation for Life Products as required under VM-20 for plans issued on or after January 1, 2017. Both are mentioned in the Aggregate Reserves for Life and Annuity Policies section below. GAAP requires that policy reserves for traditional products be based upon the net level premium method utilizing management’s best estimate of mortality, interest, and withdrawals prevailing when the policies were sold, except that for traditional life products, a provision for adverse deviations is used to make the reserves higher than best estimate assumptions would require. For interest sensitive products, the GAAP policy reserve is determined using the retrospective deposit method and is equal to the policy fund balance, before surrender charges. For Variable Annuities, we hold extra liability (SOP reserve) for Guaranteed Minimum Death Benefit (GMDB) and Guaranteed Retirement Income Benefit (GRIB). For Indexed Universal Life (IUL), GAAP reserve reflects an embedded derivative portion, so the reserve fluctuates as the market value of the option fluctuates.

Acquisition Costs

Under statutory accounting practices, costs of acquiring new business are charged to operations in the year such costs are incurred. Under GAAP, such costs are deferred and amortized over the premium paying period of the policies for traditional products, or as a level percentage of gross profits for interest sensitive products.

Recognition of Revenue and Related Expenses

Under statutory accounting practices, life premiums are recognized as income over the premium-paying period of the related policies. Annuity considerations are recognized as revenue when received. Accident and health premiums are earned ratably over the terms of the related insurance policies or reinsurance contracts. Deposits received on contracts that do not incorporate policyholder mortality or morbidity risks are recorded directly to liability for deposit-type contracts. Interest credited to deposit-type contracts is recorded as an expense in the statement of operations when earned under the terms of the contract. Expenses incurred in connection with acquisition of new insurance business, including acquisition costs such as sales commissions, are expensed as incurred in the statement of operations. Under statutory accounting practices, deferred premiums, representing gross premiums less loading, are reported as an admitted asset.

For GAAP purposes, premiums for traditional life insurance products, which include those products with fixed and guaranteed premiums and benefits and consist principally of whole and term life insurance policies, are recognized as revenues when due. Under GAAP, revenues for universal life insurance policies and for investment products consist of policy charges for the cost of insurance, policy administration charges, and surrender charges assessed against policyholder account balances during the year. Expenses related to these products include interest credited to policy account balances, benefit claims incurred in excess of policy account balances and commissions and expense allowances on reinsurance assumed. Revenues also include commissions and expense allowances on reinsurance ceded. Under GAAP, uncollected premiums are stated at gross amounts and deferred premiums are reflected as a reduction of the related aggregate reserve.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2017, 2016 and 2015

Reinsurance

Under statutory accounting practices, reinsurance reserves and reinsurance recoverable on unpaid claims on reinsured business are netted in aggregate reserves and the liability for life policy claims, respectively. Under GAAP, these reinsurance amounts are reflected as an asset.

Federal Income Taxes

Under statutory accounting practices, deferred income taxes are provided for temporary differences between the financial statement and tax bases of assets and liabilities at the end of each year based on enacted tax rates. Deferred income tax assets are reduced by a valuation allowance if it is more likely than not some portion or all of the deferred tax assets will not be realized. In addition to a valuation allowance, statutory accounting limits deferred tax assets to their admissible amount according to a prescribed formula. Changes in deferred income tax assets and liabilities are reported as adjustments to surplus. Under GAAP, changes in deferred income taxes are included in income tax expense or benefit and are allocated to continuing operations, discontinued operations, extraordinary items and items charged directly to shareholders equity consistently with the pre-tax income item to which they relate.

Nonadmitted Assets

Under statutory accounting practices, certain assets, such as electronic data processing equipment and software, furniture and equipment, receivables over 90 days past due and certain deferred tax assets, are considered nonadmitted assets for statutory purposes as they may not be fully realizable at their carrying values in a liquidation scenario and, therefore, these nonadmitted assets and any changes in such assets are charged directly to unassigned surplus. There are no nonadmitted assets for GAAP purposes.

Separate Accounts

Separate accounts assets are carried at fair value. Separate accounts liabilities represent the contract holders’ claims to the related assets. Investment income and realized capital gains and losses of the separate accounts accrue directly to the contract holders and, therefore, are not included in the Company’s statutory basis statements of operations. Under GAAP these investment amounts and resulting changes in separate account liabilities are shown gross. Mortality, policy administration, and surrender charges to all accounts are included in the revenues of the Company and do not differ from GAAP.

The Company issues variable universal life (“VUL”) and is licensed to issue deferred variable annuity contracts although it suspended issuance of new variable annuities, effective September 30, 2012. The assets and liabilities held for VUL, Farmers EssentialLife VUL, Life Accumulator VUL and deferred variable annuity contracts are held in the Separate Accounts (the “Accounts”), which are legally segregated from the general assets of the Company.

Please see Note 15 for additional information on separate accounts.

Statements of Cash Flows

The statutory basis statement of cash flows is presented as required under statutory accounting principles and differs in certain respects from the GAAP presentation.

Use of Estimates

The preparation of financial statements in conformity with accounting practices prescribed or permitted by the OIC requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2017, 2016 and 2015

date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Aggregate Reserves for Life and Annuity Policies

Life reserves are based on mortality tables approved by the NAIC using statutory specified interest rates and valuation methods that provide, in the aggregate, reserves that are greater than or equal to the minimum required by the OIC.

•	Reserves for life insurance are based on the American Experience, 1941, 1958, 1980, 2001, or 2017 Commissioner’s Standard Ordinary (“CSO”) and Commissioners Extended Term (“CET”) mortality tables with interest rates from 2.25% to 6.00%. For certain term insurance plans issued on or after January 1, 2000, the Company calculates deficiency reserves using valuation mortality rates representative of actual Company experience, as permitted by the Valuation of Life Insurance Policies Model Regulation of the NAIC. For some plans issued on or after January 1, 2017, the Company calculates Principles-Based Reserves using Company experience, as required in VM-20. This will apply to all plans issued on or after January 1, 2017 after the end of the 3-year transition period.

•	Reserves for deferred annuities, including variable annuities, are based on 1971 Individual Annuity Mortality (“IAM”), 1983 Table A, Annuity 2000, 2012 IAR, or 1994 Guaranteed Minimum Death Benefit mortality tables with interest rates from 3.50% to 6.00%.

•	Reserves for equity-indexed annuities are based on 1983 Table A or Annuity 2000 mortality tables with interest rates from 4.25% to 5.50%.

•	Reserves for immediate annuity contracts, other than structured settlements, are based on the Annuity Table for 1949, 1971 IAM, 1983 Table A, Annuity 2000, or 2012 IAR mortality tables with interest rates from 3.50% to 4.50%.

•	Reserves for structured settlement annuities are based on the 1983 Table A mortality table with interest rates from 4.75% to 7.00%. The reserves held for structured settlement annuity contracts with a substandard rating are based on a rated age approach and are compliant with the approach specified by Actuarial Guideline 9A of the NAIC.

The Company waives deduction of deferred fractional premiums upon the death of the insured. For all plans, with the exception of its universal life plans, any portion of the final premium beyond the month of death is returned. For universal life plans, premiums beyond the date of death are not refunded. Surrender values are not promised in excess of the legally computed reserves.

For certain universal life policies, reserves for substandard lives are not separately identified and are calculated in the aggregate. For all other life policies, substandard lives are charged an extra premium plus the regular gross premium for the rated issue age. For the Farmers Level Term 2000 plan group and the Farmers Value Term group, the reserve is the standard interpolated terminal reserve at the rated age, plus the regular net unearned premium reserve at the rated age, plus an additional gross unearned premium reserve using the substandard extra premium charge for the premium payment mode. For all other plan groups, mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, in addition, a substandard reserve of one-half of the annualized substandard extra premium charge. The reserves held for structured settlement annuity contracts with a substandard rating are based on a rated age approach.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2017, 2016 and 2015

As of December 31, 2017 and 2016, the Company had approximately $7,510,020,000 and $9,688,441,000 respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the OIC. The Company does not utilize anticipated investment income as a factor in the premium deficiency calculation.

For tabular interest on annuities involving life contingencies, the tabular less actual reserve released, and the tabular cost have been determined by formula. For annuities and other deposits not involving life contingencies the tabular interest was determined by one of the following methods: 1) serially using the actual interest credited to funds on deposit for the year, or 2) estimated in the aggregate from the beginning and the ending balances, assuming a uniform distribution of cash flows during the year, and the average statutory valuation interest rate.

Excess of Minimum Reserves

As of December 31, 2017, the only life insurance plan written after January 1, 2001 which the statutory reserve basis is specifically selected to be more conservative than specified in Appendix A-820 is the Farmers Graded Death Benefit Whole Life product (FGDBWL). The mortality assumption used in the statutory reserve calculation is the 1980 CSO ALB Ultimate mortality, rather than the 2001 CSO ALB Select & Ultimate mortality.

As of December 31, 2017, the statutory reserves net of deferred and uncollected premiums is $9,573,000 while the tax reserves are $8,261,000.

Unpaid Loss/Claim Adjustment Expenses

The Company accrues an operating expense for the cost of settling benefit claims incurred in the current period, with settlement in future periods. The estimate is based upon the time duration of expected transactions and the total expected costs of settlement, including overhead expenses for each transaction. The balance in the liability for the unpaid loss/claim adjustment expense as of December 31, 2017 and 2016 was approximately $862,000 and $634,000, respectively.

Reinsurance

Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

Investments

Investments are valued as prescribed by the NAIC and as required by the OIC. Security transactions are recorded on a trade date basis and private placements are recorded on a funding date basis. Investments are recorded on the following bases:

•	Bonds–at cost, adjusted for amortization of premium or discount. Bonds with NAIC designations of 6 are reported at the lower of amortized cost or fair value. Discount or premium on bonds is amortized using the interest method on a prospective basis. A yield to worst amortization method is used to take into consideration any bond call or sinking fund feature. Loan-backed securities are amortized using the interest method including anticipated prepayments at the date of purchase. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the prospective method.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2017, 2016 and 2015

•	Unaffiliated common stocks- at fair value. In determining the estimated fair value disclosed for these securities, management obtained quotations from independent sources, generally pricing services.

•	Mortgage loans–at the aggregate unpaid balance less allowance for uncollectible amounts. The Company measures impaired loans based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, estimated, at the loan’s observable market price or the fair value of the collateral, if the loan is collateral dependent. The Company had no impaired loans as of December 31, 2017 or December 31, 2016. Interest income on impaired loans would be recognized to the extent the borrower is currently paying interest according to their contractual obligation. Any future cash receipts will be identified as either reductions of principal or interest income depending on the facts and circumstances of the individual loan’s investment and the risk profile of the collateral.

•	Real estate, including related improvements–at the depreciated historical cost or market if impaired. Depreciation is provided on a straight-line basis over 30 years, which is the estimated life of the properties. Accumulated depreciation for real estate as of December 31, 2017 and 2016 was approximately $20,900,000 and $36,100,000, respectively. Cost is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. Impaired real estate is written down to the estimated fair value with the impairment loss being included in realized losses. Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. There were no impairments recognized in 2017, 2016 or 2015. In September 2016, the Company classified one property, Ohio State Life, as held for sale in the amount of $4,053,000 as part of the Company’s investment real estate strategy. In December 2017, the property’s carrying value was $4,841,000. The expected disposal dates of the properties held for sale are within 12 months of the dates of classification.

•	Contract loans–at unpaid balances, not in excess of policy cash surrender value.

•	Other invested assets–On December 20, 2017, the Company purchased a surplus note of $100,000,000 issued by Farmers Insurance Exchange. The Insurance Commissioner of the State of California authorized the purchase with a maturity date of December 20, 2027. The note has an annual interest rate of 3.758% due semi-annually on June 20 and December 20. Commencing on December 20, 2022 the annual interest rate will be the floating annual rate equal to the Three-Month USD LIBOR plus 2.60%. On the fifth anniversary of this Surplus Note date and any Interest Payment Date thereafter, the Exchange may prepay the principal sum and any outstanding interest without penalty, with the approval of the Insurance Commissioner. If the principal sum or any remaining balance has not been repaid on or before the Maturity Date, then the interest rate shall be subject to revision taking into account the then-prevailing interest rates and upon approval by the Insurance Commissioner.

•	Securities lending reinvested collateral assets-at cost or amortized cost.

•	Short-term investments–at cost or amortized cost.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2017, 2016 and 2015

Realized gains and losses on sales of investments, recognized in the statement of operations, are determined based on the sale price and carrying value of the specific security. The unrealized gains or losses on common stocks, hedge fund and options are accounted for as direct increases or decreases in statutory unassigned surplus, and have no effect on the statement of operations.

Changes in interest rates have a direct, inverse impact on the fair value of fixed income investments. It is reasonably possible that changes in interest rates will occur in the near term and could, as a result of such changes, have a material impact on the fair value of fixed income investments. If a decline in the fair value of an individual investment, except for loan-backed securities, is considered to be other-than-temporary, the difference between amortized book value or original cost and fair value is recorded as a realized investment loss. If the fair value of loan-backed securities declines below its amortized cost basis, the Company determines whether the decline is other-than-temporary. Loan-backed securities with evidence of deterioration of credit quality and for which it is probable that the Company will be unable to collect all contractually required payments receivable, are written down to the present value of cash flows expected to be received.

Investment Income Due and Accrued

Investment income due and accrued with amounts over 90 days past due are nonadmitted. Nonadmitted investment income due and accrued as of December 31, 2017 and 2016 was $317,000 and $405,000, respectively.

Federal Income Taxes

The Company has applied the NAIC Statement of Statutory Accounting Principles (“SSAP”) No. 101, “Income Taxes.” Income tax incurred is recognized by applying the enacted income tax law. Deferred income taxes are provided for temporary differences between the financial statement and tax bases of assets and liabilities at the end of each year based on enacted tax rates. Changes in admitted deferred income tax assets and liabilities are recognized as adjustments to surplus. Deferred tax assets are first subjected to a valuation allowance assessment and then are admitted to the extent they meet specific criteria but are limited to the amount of gross deferred tax assets expected to be reversed within a limited time period and are limited to a percentage of adjusted capital and surplus. The reversal and surplus limitation parameters in the admission tests are determined based on the risk-based capital levels.

The significant tax jurisdiction for the Company is U.S. federal tax. The tax years 2013 and prior for U.S. federal tax are closed to tax authority examinations. The Company records any potential net interest and penalties in the income tax expense component of the statement of operations. During 2017 and 2016, the Company did not accrue any interest and penalties related to income tax contingencies.

Leases

The Company has a long-term lease commitment with options to renew at the end of the lease period. Operating lease payments are charged to the income statement in the period in which they are incurred. See Note 14 for additional information on lease commitments.

Death, Disability and Other Benefits

Death and disability benefits represent the estimated ultimate net cost of all reported and unreported claims incurred through year end. Such estimates are based on projections applied to historical claim payment data.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2017, 2016 and 2015

Electronic Data Processing Equipment

Depreciation on electronic data processing equipment, a non-admitted asset, is calculated using the straight-line basis over 3 years, this was a change as of July 2016 due to alignment with changes in policy from parent. Gross electronic data processing equipment, accumulated depreciation and net admitted assets of EDP for December 31, 2017 and 2016 are as follows:

(in thousands of dollars)	2017	2016	Change

Gross EDP Equipment	$287	$189	$98
Accumulated Depreciation	(192)	(144)	(48)

Net EDP	95	45	50
Non Admitted EDP	(95)	(45)	(50)

Net Admitted EDP	$—	$—	$—

Depreciation expense on electronic data processing equipment assets was $48,000, $22,000, and $48,000 for the year ended December 31, 2017, 2016 and 2015, respectively, and has been included in general insurance expenses.

Financial Instruments and Concentrations of Credit Risk

The Company’s financial instruments that are exposed to concentrations of credit risk consist primarily of cash, investments, and reinsurance receivables and payables.

The Company cedes insurance risk to various reinsurance companies rated A- or better by A.M. Best. The Company’s management reviews the financial strength of its reinsurers at the inception of a reinsurance contract and periodically thereafter for the purpose of assessing the financial ability of the reinsurers to perform. Management believes that its reinsurers have the financial strength to perform on their financial obligations.

The Company places its cash with high credit quality institutions. At times, such amounts may be in excess of the FDIC insurance limits. Management believes that risk with respect to these balances is minimal, due to the high credit quality of the depositories.

The Company invests in high quality securities with no significant concentration of risk.

Accounting Changes and Corrections of Errors

At December 31, 2016, the Company included a SSAP No. 3 Accounting Changes and Corrections of Errors adjustment in the amount of ($3,755,450), net of tax, to show the impact on prior years’ surplus of a decrease in its accrued policy loan income for the Variable Universal Life product.

At December 31, 2016, the Company included a SSAP No. 3 Accounting Changes and Corrections of Errors adjustment in the amount of ($3,150,718), net of tax, to show the impact on prior years’ surplus of an increase in its aggregate reserves for the Premier Term and Simple Term products’ waiver of premium benefit for both active and disabled life reserves.

At March 31, 2016, the Company changed its reporting of its real estate property cash, which had been included in the debit balance suspense accounts and nonadmitted on Other Assets. As the Company has been investing in additional investment real estate properties, this balance has been growing over time. Beginning with the March 31, 2016 Quarterly Statement, the Company has reclassed property cash in the amount of $9,435,634 to be included on Cash, Cash Equivalents, and Short-Term Investments.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2017, 2016 and 2015

At December 31, 2015, the Company included an SSAP No. 3 Accounting Changes and Corrections of Errors direct to surplus adjustment in the amount of ($1,341,000), net of tax, to write-off non-admitted capitalized leasing commissions, net of amortization, to comply with SSAP No. 22 Leases.

At December 31, 2015, the Company also included an SSAP No. 3 Accounting Changes and Corrections of Errors direct to surplus adjustment in the amount of ($279,000), net of tax, to show the impact on prior years’ surplus of a correction to the variable universal life reserves.

Change in Valuation Basis

The changes in valuation basis for 2017 are outlined in the table below.

Description of Valuation Class	Changed From	Changed to	Increase in Actuarial Reserve Due to Change
LIFE CONTRACTS (Including supplementary contracts set upon a basis other than that used to determine benefits) (Exhibit 5)

Exhibit 5B, SPIA and AIP - Mortality and Interest Updates	71 IAM F 3.50%	71 IAM F 4.50%	8,135
Exhibit 5B, SPIA and AIP - Mortality and Interest Updates	71 IAM F 3.50%	83a F 4.50%	10,364
Exhibit 5B, SPIA and AIP - Mortality and Interest Updates	71 IAM F 3.50%	71 IAM M 4.50%	17,676
Exhibit 5B, SPIA and AIP - Mortality and Interest Updates	71 IAM F 3.50%	83a M 4.50%	45,265
Exhibit 5B, Other Annuities in Payment - Mortality and Interest Updates	a-1949 3.00%	83a M 4.50%	882
Exhibit 5C, SCILC - Mortality and Interest Updates	a-1949 3.00%	a-1949 3.50%	(29)
Exhibit 5C, SCILC - Mortality and Interest Updates	a-1949 3.00%	71 IAM F 4.50%	(11,412)
Exhibit 5C, SCILC - Mortality and Interest Updates	a-1949 3.00%	83a F 4.50%	(1,126)
Exhibit 5C, SCILC - Mortality and Interest Updates	a-1949 3.00%	a-2000 F 4.50%	(39,764)
Exhibit 5C, SCILC - Mortality and Interest Updates	a-1949 3.00%	71 IAM M 4.50%	(3,430)
Exhibit 5C, SCILC - Mortality and Interest Updates	a-1949 3.00%	83a M 4.50%	(260)
Exhibit 5C, SCILC - Mortality and Interest Updates	a-1949 3.00%	a-2000 M 4.50%	(2,372)
Exhibit 5C, Payor Death - Mortality and Interest Updates	58 CSO 3.50%	a-1949 3.50%	327
Exhibit 5C, Payor Death - Mortality and Interest Updates	58 CSO 3.50%	58 CSO 3.50%	(1,199)
Exhibit 5C, Payor Death - Mortality and Interest Updates	58 CSO 3.50%	71 IAM F 3.50%	148
Exhibit 5C, Payor Death - Mortality and Interest Updates	58 CSO 3.50%	71 IAM F 4.50%	967
Exhibit 5C, Payor Death - Mortality and Interest Updates	58 CSO 3.50%	83a F 4.50%	1,385
Exhibit 5C, Payor Death - Mortality and Interest Updates	58 CSO 3.50%	a-2000 F 4.50%	134
Exhibit 5C, Payor Death - Mortality and Interest Updates	58 CSO 3.50%	a-2000 F 4.25%	590
Exhibit 5C, Payor Death - Mortality and Interest Updates	58 CSO 3.50%	a-2000 F 4.50%	2,338
Exhibit 5C, Payor Death - Mortality and Interest Updates	58 CSO 3.50%	83a M 4.50%	18
Exhibit 5C, Payor Death - Mortality and Interest Updates	58 CSO 3.50%	a-2000 M 4.00%	273
Exhibit 5C, Payor Death - Mortality and Interest Updates	58 CSO 3.50%	a-2000 M 4.25%	686
Exhibit 5C, Payor Death - Mortality and Interest Updates	58 CSO 3.50%	a-2000 M 4.50%	1,945

0199999 Subtotal (Line 6, Page 7)			31,541

There were no changes in reserve valuation bases in 2016.

Statements of Cash Flows

For purposes of the statement of cash flows the following are included: cash, cash equivalents and short-term investments. Short-term investments consist principally of money market funds with remaining maturities at date of purchase of 12 months or less.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2017, 2016 and 2015

3.	Investments

The components of investment income by type of investment for the years ended December 31, 2017, 2016 and 2015 are as follows:

(in thousands of dollars)	2017	2016	2015

Bonds	$146,661	$219,491	$232,583
Common stocks (unaffiliated)	87	2,546	2,718
Mortgage loans	22,281	21,222	14,708
Investment real estate	12,604	14,670	11,415
Contract loans	19,981	20,420	22,237
Short-term investments	732	200	42
Other	805	159	230

Gross investment income	203,151	278,708	283,933
Less: Investment expenses	(16,509)	(18,512)	(18,771)

Net investment income	$186,642	$260,196	$265,162

Investment expenses included the following fees paid to the Company’s various affiliated investment managers:

In 2017, 2016 and 2015, the Company’s investment expense included fees of approximately $327,000, $321,000 and $313,000, respectively, to its Parent Company, FGI.

In 2017, 2016 and 2015, the Company’s investment expenses included fees of approximately $649,000, $543,000 and $572,000, respectively, to Zurich Investment Services.

In 2017, 2016 and 2015, the Company’s investment expenses included fees of approximately $2,002,000, $1,832,000 and $2,215,000, respectively, to Zurich Group Investments.

In 2017, 2016 and 2015, the Company’s investment expenses included fees of approximately $390,000, $573,000 and $558,000, respectively, to Zurich Alternative Asset Management.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2017, 2016 and 2015

Realized Gains and Losses

Realized gains and losses on sales, redemptions and impairments of investments are determined based on the actual cost of the securities. Realized investment gains and losses for the years ended December 31, 2017, 2016 and 2015 are as follows:

(in thousands of dollars)	2017	2016	2015

Bonds	$173,062	$9,826	$8,623
Common stocks (unaffiliated)	15,137	1,829	(1,222)
Common Stocks of affiliates	317	—	—
Short-term investments	(4)	—	(1)
Investment real estate	14,648	8,525	—
Aggregate write-ins for capital gains	2,159	2,101	2,045
Other	—	—	(178)

	205,319	22,281	9,267
Transfer to interest maintenance reserve	(112,957)	(8,531)	(5,476)
Add: Tax expense on net realized gains	(60,750)	(2,208)	(3,102)

Net realized gains	$31,612	$11,542	$690

Impairment losses included in realized gains and losses above, for the years ended December 31, 2017, 2016 and 2015 are as follows:

(in thousands of dollars)	2017	2016	2015

Bonds	$—	$(3,338)	$—
Common stocks (unaffiliated)	—	(625)	(1,737)

	$—	$(3,963)	$(1,737)

Unrealized Gains and Losses on Common Stock

(in thousands of dollars)	Gains	Losses	Net

2017
Common stock
Industrial and miscellaneous (unaffiliated)	$—	$(82)	$(82)

Total common stock	$—	$(82)	$(82)

2016
Common stock
Industrial and miscellaneous (unaffiliated)	$14,415	$(207)	$14,208

Total common stock	$14,415	$(207)	$14,208

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2017, 2016 and 2015

Unrealized Gains and Losses on Bonds

Amortized cost, gross unrealized gains, gross unrealized losses, and estimated fair value of bonds as of December 31, 2017 and 2016 are as follows:

	2017

(in thousands of dollars)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

Bonds
U.S. governments	$355,002	$4,206	$(5,070)	$354,138
Non-U.S. governments	3,076	169	(1)	3,244
States, territories and possessions	5,196	1,637	—	6,833
Political subdivisions	18,976	5,701	—	24,677
Special revenues	63,085	18,777	—	81,862
Industrial and miscellaneous	1,878,826	154,886	(6,171)	2,027,541

Total bonds	2,324,161	185,376	(11,242)	2,498,295
Loan-backed securities	540,864	6,042	(7,371)	539,535

Total fixed maturities	$2,865,025	$191,418	$(18,613)	$3,037,830

	2016

(in thousands of dollars)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

Bonds
U.S. governments	$409,182	$5,345	$(17,637)	$396,890
Non-U.S. governments	13,930	657	(15)	14,572
States, territories and possessions	16,851	2,926	(176)	19,601
Political subdivisions	40,476	9,956	—	50,432
Special revenues	127,295	27,957	(102)	155,150
Industrial and miscellaneous	3,218,750	272,541	(20,857)	3,470,434
Hybrid securities	9,677	1,691	—	11,368

Total bonds	3,836,161	321,073	(38,787)	4,118,447
Loan-backed securities	1,149,511	21,241	(14,722)	1,156,030

Total fixed maturities	$4,985,672	$342,314	$(53,509)	$5,274,477

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2017, 2016 and 2015

Unrealized Losses on Fixed Maturities and Equity Securities

Estimated fair value and gross unrealized losses of fixed maturities and equity securities as of December 31, 2017 and 2016 were as follows:

	2017
	Unrealized Losses Less Than 12 Months		Unrealized Losses 12 Months or Greater
(in thousands of dollars)	Estimated Fair Value	Unrealized Losses	Estimated Fair Value	Unrealized Losses

Fixed maturities
Bonds
U.S. governments	$127,691	$(952)	$118,343	$(4,118)
Non-U.S. governments	—	—	724	(1)
Industrial and miscellaneous	241,060	(2,175)	102,856	(3,996)

Total bonds	368,751	(3,127)	221,923	(8,115)
Loan-backed securities	99,685	(652)	194,782	(6,719)

Total fixed maturities	$468,436	$(3,779)	$416,705	$(14,834)

Equity securities
Industrial and miscellaneous (unaffiliated)	$3,226	$(82)	$—	$—

Total equity securities	$3,226	$(82)	$—	$—

	2016
	Unrealized Losses Less Than 12 Months		Unrealized Losses 12 Months or Greater
(in thousands of dollars)	Estimated Fair Value	Unrealized Losses	Estimated Fair Value	Unrealized Losses

Fixed maturities
Bonds
U.S. governments	$281,559	$(17,637)	$—	$—
Non-U.S. governments	5,633	(15)	—	—
States, territories and possessions	5,179	(176)	—	—
Special revenues	2,400	(102)	—	—
Industrial and miscellaneous	633,894	(17,206)	65,214	(3,651)

Total bonds	928,665	(35,136)	65,214	(3,651)
Loan-backed securities	478,746	(14,021)	20,955	(701)

Total fixed maturities	$1,407,411	$(49,157)	$86,169	$(4,352)

Equity securities
Industrial and miscellaneous (affiliated)	$3,446	$(207)	$—	$—

Total equity securities	$3,446	$(207)	$—	$—

As of December 31, 2017, fixed maturities represented 99.6% of the Company’s total unrealized loss amount, which was comprised of 148 securities. The Company did not hold any fixed maturity securities that were in an unrealized loss position in excess of 20%.

Fixed maturities in an unrealized loss position for less than 12 months were comprised of 72 securities, of which 100%, or $468,436,000, were comprised of securities with fair value to amortized cost ratios at or greater than 95%. The majority of these securities are investment grade fixed maturities that have decreased in market values due to changes in interest rates since the date of purchase.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2017, 2016 and 2015

Fixed maturities in an unrealized loss position for 12 months or more as of December 31, 2017 were comprised of 75 securities, with a total fair value of approximately $416,704,000. The decline in market value for these securities is primarily attributable to changes in interest rates. A variety of data is reviewed, including the aging and severity of unrealized losses; watch lists distributed by the asset managers, deviations in market prices between months, and results of tests indicating if any bond holdings with unrealized losses have a credit rating below investment grade for 12 consecutive months. If a fixed maturity security, except for loan-backed securities, is deemed other-than-temporarily impaired, then the security’s book value basis is written down to current market value with the Company recognizing an impairment loss in current period’s earnings.

Equity securities represented 0.4% of the Company’s total unrealized loss amount, which is comprised of 2 securities.

Equity securities in an unrealized loss position for less than 12 months were comprised of 2 securities, with a total fair value of approximately $3,226,000. There were no equity securities in an unrealized loss position for 12 months or more.

Because the decline in market value is attributable to changes in interest rates and not credit quality and because the Company has the ability and intent to hold the fixed income investments until a recovery of fair value, which may be maturity, the Company does not consider these investments to be other-than-temporarily impaired as of December 31, 2017.

Loan-Backed Securities

There were no loan-backed securities impaired during 2017 due to intent to sell or inability or lack of intent to retain the security for a period of time sufficient to recover the amortized cost basis. Loan-backed securities with evidence of deterioration of credit quality for which it is probable that the Company will be unable to collect all contractually required payments receivable, are written down to the present value of expected cash flows to be received. In determining the impairments for loan-backed securities, a review of default rate, credit support and other key assumptions is made on the security level.

5* Securities

A 5* security lacks full documentation to get a rating but filed a Principal and Interest Certification form with the SVO. NAIC 5* is assigned by the SVO to certain obligations when an insurer certifies: (1) that documentation necessary to permit a full credit analysis of a security does not exist and (2) the issuer or obligor is current on all contracted interest and principal payments and (3) the insurer has an actual expectation of ultimate repayment of all contracted interest and principal.

5* Securities for December 31, 2017 and 2016 are as follows:

December 31, 2017

Investment	Number of 5* Securities	Aggregate BACV	Aggregate Fair Value
(1) Bonds - AC	1	$8,749,622	$8,272,677

(7) Total (1+2+3+4+5+6)	1	$8,749,622	$8,272,677

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2017, 2016 and 2015

December 31, 2016

Investment	Number of 5* Securities	Aggregate BACV	Aggregate Fair Value
(1) Bonds - AC	—	$—	$—

(7) Total (1+2+3+4+5+6)	—	$—	$—

Structured Notes

A Structured Note is a direct debt issuance by a corporation, municipality, or government entity, ranking pari-passu with the issuer’s other debt issuance of equal seniority where either:

•	The coupon and/or principal payments are linked, in whole or in part, to prices or payment streams from index or indices, or assets deriving their value from other than the issuer’s credit quality, or

•	The coupon and/or principal payments are leveraged by a formula that is different from either a fixed coupon, or a non-leveraged floating rate coupon linked to an interest rate index, including but not limited to LIBOR or the prime rate.

Structured Notes for December 31, 2017 are as follows:

December 31, 2017

CUSIPS	Actual Cost	Fair Value	Book/Adjusted Carrying Value	Mortgage- Referenced Security (Y/N)

039483BC5	$1,511,070	$1,947,285	$1,510,066	N
111021AE1	5,118,600	5,963,080	4,801,371	N
172967LM1	747,105	744,750	747,064	N
564759QB7	9,060,000	9,007,814	9,036,118	N

Total	$16,436,775	$17,662,929	$16,094,619

Subprime Mortgage Related Risk Exposure

The Company has no direct exposure through investments in subprime mortgage loans.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2017, 2016 and 2015

Maturities of Bonds

The amortized cost and estimated fair value of bonds and preferred stocks, by contractual maturity, at December 31, 2017 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalty:

(in thousands of dollars)	Amortized Cost	Estimated Fair Value

Due to 1 year or less	$87,984	$88,532
Due after 1 year through 5 years	661,202	674,884
Due after 5 years through 10 years	591,541	603,484
Due after 10 years	983,434	1,131,395

	2,324,161	2,498,296
Loan-backed securities	540,864	539,535

Total bonds	$2,865,025	$3,037,831

Sales of Bonds and Common Stocks

The gross gains, gross losses and proceeds from sales on bonds and common stocks for the years ended December 31, 2017, 2016 and 2015 are as follows:

(in thousands of dollars)	Gross Gains	Gross Losses	Proceeds

2017
Bonds	$192,989	$(19,973)	$2,714,282
Common Stocks	15,399	(263)	69,906

	$208,388	$(20,236)	$2,784,188

2016
Bonds	$17,398	$(4,532)	$902,946
Common Stocks	7,696	(5,241)	100,682

	$25,094	$(9,773)	$1,003,628

2015
Bonds	$10,955	$(3,928)	$811,403
Common Stocks	3,366	(2,851)	33,582

	$14,321	$(6,779)	$844,985

Bonds with an amortized cost of approximately $4,175,000 and $3,893,000 were on deposit with regulatory authorities at December 31, 2017 and 2016, respectively, to satisfy regulatory requirements. The fair value of these securities was approximately $4,779,000 and $4,262,000 as of December 31, 2017 and 2016, respectively.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2017, 2016 and 2015

On July 11, 2003, the Company acquired a $15,000,000 Mount Rosa/Mount Evans bond at par. On February 13, 2009, the Company acquired a $75,000,000 par value Mount Rosa/Mount Evans bond from Fire Underwriters Association for $85,978,000. On January 17, 2014, approximately 13% of the bond was redeemed, reducing the par values down to $13,026,000 and $65,132,000. Mount Rosa/Mount Evans is not an affiliated company; however, in these special purpose vehicle bonds, ZIC, an affiliated company, provided the underlying financial guarantee of interest, and American International Group, Inc., an unaffiliated company, provided the underlying guarantee of principal. The maturity date for these bonds is July 17, 2033. The Coupon rate for these bonds is 6.15% and interest is paid semi-annually. The Company earned approximately $4,810,000 of interest income in 2017, 2016 and 2015, respectively. Market values for these two bonds were approximately $17,772,000 and $88,859,000, respectively, as of December 31, 2017. Market values for these two bonds as of December 31, 2016 were approximately $17,479,000 and $87,394,000, respectively.

Commercial Mortgage Loans

As of December 31, 2017, the Company owned 146 commercial mortgage loans, comprised of office, industrial, multifamily, hospitality, self-storage retail properties, senior living, and parking totaling $578,689,000. The Company did not have any impaired loans, any delinquent loan payments, or any interest rate reductions that were made during 2017. As of December 31, 2017, all mortgage loans were current with respect to payment of principal and interest and there were no amounts past due. The maximum and minimum lending rates were 4.73% and 3.00%, respectively. The maximum allowed percentage of any one loan to value (“LTV”) of a security at the origination date of the loan is 75%. There were no taxes, assessments or amounts advanced included in the mortgage loan investment. A quality rating analysis using the Prudential PGIM rating system is performed for all the mortgage loans on an ongoing basis throughout the year. The rating assigned is used for the balance of the fiscal year, unless a major change occurs with the property or the loan noted through ongoing analysis that merits a change of the quality rating assigned. The portfolio by quality and by property type for the years ended December 31, 2017 and 2016 was as follows:

Loan Quality Rating (in thousands of dollars)	2017
	#	Principal	%
“A+”	37	$171,047	29.6%
“A”	13	63,943	11.0%
“A-”	31	151,148	26.1%
“B+”	55	121,340	21.0%
“B”	10	71,211	12.3%

TOTAL	146	578,689	100.0%

Weighted Average Quality Rating is B+

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2017, 2016 and 2015

Property Type

(in thousands of dollars)	2017
	#	Principal	%
Office	18	$173,423	30.0%
Multifamily	28	144,419	25.0%
Industrial	36	113,154	19.6%
Retail	19	113,875	19.7%
Hospitality	2	10,970	1.9%
Senior Living	39	9,878	1.7%
Self Storage	1	5,180	0.9%
Other	3	7,790	1.3%

Totals	146	578,689	100.0%

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2017, 2016 and 2015

Loan Quality Rating

(in thousands of dollars)	2016
	#	Principal	%
“A+”	22	$133,414	22.7%
“A”	20	94,306	16.0%
“A-”	33	174,266	29.6%
“B+”	16	79,196	13.5%
“B”	30	85,451	14.5%
“B-”	3	22,050	3.7%

TOTAL	124	$588,683	100%

Weighted Average Quality Rating is B+

Property Type

(in thousands of dollars)	2016
	#	Principal	%
Office	18	$175,147	29.8%
Multifamily	28	149,885	25.5%
Industrial	36	115,120	19.6%
Retail	19	115,150	19.6%
Hospitality	2	11,349	1.9%
Senior Living	17	8,760	1.5%
Self Storage	1	5,180	0.9%
Other	3	8,092	1.4%

Totals	124	$588,683	100.0%

The Company’s mortgage loan portfolio had no significant concentrations of credit risk whether by individual or group. The statement value of mortgage loans by collateral property type and state of geographic location as of December 31, 2017 and 2016 was as follows:

(in thousands) December 31, 2017

	Senior Living	Multifamily	Retail	Industrial	Other	Hospitality	Office	Self-Storage	Totals
State
AZ	$—	$6,556	$—	$12,764	$—	$—	$—	$—	$19,320
CA	—	58,584	78,858	44,858	—	—	24,816	—	207,116
CO	—	725	12,495	940	—	—	—	—	14,160
CT	—	10,000	—	—	—	—	9,395	—	19,395
DC	—	—	—	—	—	—	57,182	—	57,182
FL	—	1,145	4,484	4,207	—	—	7,510	—	17,346
GA	—	—	—	7,805	—	—	—	—	7,805
ID	1,638	—	—	—	—	—	—	—	1,638
IL	—	—	—	529	—	—	—	—	529
KY	—	—	—	4,287	—	—	—	—	4,287
LA	—	995	—	—	—	—	—	—	995
MA	—	—	—	—	—	—	19,971	—	19,971
MD	675	2,820	—	8,276	—	—	—	—	11,771
MI	341	—	—	—	7,790	—	—	—	8,131
MN	—	—	—	1,813	—		—	—	1,813
MT	833	—	—	—	—	—	—	—	833
NJ	—	14,144	—	—	—	—	—	—	14,144
NV	992	—	—	—	—	—	—	—	992
NY	—	—	2,217	—	—	—	37,858	—	40,075
OH	—	—	—	8,790	—	—	—	—	8,790
OR	3,244	—	—	—	—	—	15,000	—	18,244
PA	—	5,186	9,601	2,791	—	—	—	—	17,578
SC	—	—	—	1,470	—	—	—	—	1,470
TN	—	—	—	3,986	—	2,010	—	—	5,996
TX	—	43,961	—	9,709	—	8,960	—	5,180	67,810
VA	—	—	6,220	929	—	—	—	—	7,149
WA	2,155	303	—	—	—	—	1,691	—	4,149

Totals	$9,878	$144,419	$113,875	$113,154	$7,790	$10,970	$173,423	$5,180	$578,689

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2017, 2016 and 2015

(in thousands) December 31, 2016

	Senior Living	Multifamily	Retail	Industrial	Other	Hospitality	Office	Self-Storage	Totals
State
AZ	$—	$6,556	$—	$12,981	$—	$—	$—	$—	$19,537
CA	—	57,256	79,322	45,917	—	—	25,459	—	207,953
CO	—	787	12,768	888	—	—	—	—	14,443
CT	—	10,000	—	—	—	—	9,598	—	19,598
DC	—	—	—	—	—	—	57,532	—	57,532
FL	—	1,396	4,621	4,207	—	—	7,510	—	17,733
GA	—	—	—	8,012	—	—	—	—	8,012
ID	1,615	—	—	—	—	—	—	—	1,615
IL	—	—	—	586	—	—	—	—	586
KY	—	—	—	3,964	—	—	—	—	3,964
LA	—	995	—	—	—	—	—	—	995
MA	—	—	—	—	—	—	20,000	—	20,000
MD	—	2,820	—	8,726	—	—	—	—	11,546
MI	—	—	—	—	8,092	—	—	—	8,092
MN	—	—	—	1,645			—		1,645
MT	815	—	—	—	—	—	—	—	815
NJ	—	14,533	—	—	—	—	—	—	14,533
NV	987	—	—	—	—	—	—	—	987
NY	—	—	2,258	—	—	—	38,118	—	40,376
OH	—	—	—	8,790	—	—	—	—	8,790
OR	3,202	—	—	—	—	—	15,000	—	18,202
PA	—	5,388	9,790	3,022	—	—	—	—	18,200
SC	—	—	—	1,470	—	—	—	—	1,470
TN	—	—	—	4,047	—	2,060	—	—	6,107
TX	—	49,850	—	9,938	—	9,289	—	5,180	74,256
VA	—	—	6,392	929	—	—	—	—	7,322
WA	2,141	304	—	—	—	—	1,930	—	4,375

Totals	$8,760	$149,885	$115,150	$115,120	$8,092	$11,349	$175,147	$5,180	$588,683

LTV ratios are commonly used to assess the credit quality of commercial mortgage loans. A smaller LTV ratio generally indicates a higher quality loan. The statement value of mortgage loans by collateral type and LTV ratio as of December 31, 2017 and 2016 was as follows:

(in thousands) December 31, 2017

	<51%	51%-70%	71%-90%	Totals
Hospitality	$2,010	$8,960	$—	$10,970
Multifamily	51,438	55,818	37,163	144,419
Office	66,050	97,374	9,999	173,423
Retail	25,507	88,368	—	113,875
Self-Storage	5,180	—	—	5,180
Industrial	7,554	104,177	1,423	113,154
Senior Living	—	—	9,878	9,878
Other	7,790	—	—	7,790

Totals	$165,529	$354,697	$58,463	$578,689

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2017, 2016 and 2015

(in thousands) December 31, 2016

	<51%	51%-70%	71%-90%	Totals
Hospitality	$2,060	$9,289	$—	$11,349
Multifamily	30,930	104,937	14,018	149,885
Office	48,997	116,125	10,026	175,147
Retail	10,664	88,889	15,597	115,150
Self-Storage	5,180	—	—	5,180
Industrial	6,527	90,369	18,225	115,120
Senior Living	—	8,760	—	8,760
Other	8,092	—	—	8,092

Totals	$112,449	$418,368	$57,866	$588,683

See Note 2 for additional information on accounting policy related to mortgage loans.

Restricted Assets

As of December 31, 2017 and 2016, total restricted assets amounted to $14,853,000 and $9,298,000 respectively. Of these assets, bonds and short term investments on deposit were for state insurance departments to satisfy regulatory requirements, while reverse repurchase receivable represented collateral reinvestment from the security lending transactions.

(in thousands) December 31, 2017
Restricted Asset Category	Total General Account (G/A)	Total	Total from Prior Year	Increase/ (Decrease)	Total Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Subject to reverse repurchase agreements	$10,678	$10,678	$5,405	$5,273	$10,678	0.206%	0.208%
On deposit with states regulatory bodies	$4,175	$4,175	$3,893	$282	$4,175	0.080%	0.081%

Total restricted assets	$14,853	$14,853	$9,298	$5,555	$14,853	0.286%	0.289%

(in thousands) December 31, 2016
Restricted Asset Category	Total General Account (G/A)	Total	Total from Prior Year	Increase/ (Decrease)	Total Current Year Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Subject to reverse repurchase agreements	$5,405	$5,405	$—	$5,405	$5,405	0.074%	0.076%
On deposit with states regulatory bodies	$3,893	$3,893	$3,859	$34	$3,893	0.054%	0.054%

Total restricted assets	$9,298	$9,298	$3,859	$5,439	$9,298	0.128%	0.130%

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2017, 2016 and 2015

4.	Statutory Investment Valuation Reserves

The tables below present changes in the major elements of the AVR and the IMR:

(in thousands of dollars)	AVR	IMR

Balances as of December 31, 2014	$49,724	$26,651
Realized investment gains (losses), net of tax	547	5,476
Amortization of investment gains	—	(5,795)
Unrealized investment gains (losses), net of deferred tax	845	—
Basic contribution	5,649	—
Reserve objective over accumulated balances at 20%	(1,741)	—
Adjustment down to Maximum/up to Zero	(1,559)	—

Balances as of December 31, 2015	53,465	26,332
Realized investment gains (losses), net of tax	5,951	8,531
Amortization of investment gains	—	(6,512)
Unrealized investment gains (losses), net of deferred tax	2,976	—
Basic contribution	6,650	—
Reserve objective over accumulated balances at 20%	(5,325)	—
Adjustment down to Maximum/up to Zero	(12,648)	—

Balances as of December 31, 2016	51,069	28,351
Realized investment gains (losses), net of tax	20,501	112,957
Adjustment for current year’s liability gains/(losses) released from the reserve	—	(120,143)
Amortization of investment gains	—	(5,806)
Unrealized investment gains (losses), net of deferred tax	(11,289)	—
Basic contribution	5,371	—
Reserve objective over accumulated balances at 20%	(7,381)	—
Adjustment down to Maximum/up to Zero	(21,960)	—

Balances as of December 31, 2017	$36,311	$15,359

The AVR requires reserves for default risk on bonds, common stocks, mortgage loans on real estate and other investments. The IMR is designed to capture the realized gains and losses which result from changes in the overall level of interest rates and amortize such into income over the approximate remaining life of the investments sold. Changes in the AVR have been applied directly to unassigned surplus. Investment gains and losses, net of tax, added to the IMR are amortized to income over the remaining life of the investments sold.

5.	Fair Value of Financial Instruments

Included in various investment related line items in the financial statements are certain financial instruments carried at fair value on a recurring basis. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds when carried at the lower of cost or market.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2017, 2016 and 2015

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3).

The levels of the fair value hierarchy are as follows:

Level 1	Fair value measurements based on observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the company has the ability to access at the measurement date. Level 1 securities include money market, exchange traded equity and derivative securities.

Level 2	Fair value measurements based on quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

a. Quoted prices for similar assets or liabilities in active markets;

b. Quoted prices for identical or similar assets or liabilities in non-active markets;

c. Inputs other than quoted market prices that are observable;

d. Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3	Fair value measurements based on valuation techniques that require significant inputs that are both unobservable and significant to the overall fair value measurement. These measurements include circumstances in which there is little, if any, market activity for the asset or liability and reflect management’s own judgments about the assumptions a market participant would use in pricing the asset or liability.

There were no revisions to the Company’s fair value level classifications policy for 2017 or 2016.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2017, 2016 and 2015

Financial Assets and Liabilities Measured at Fair Value on a Recurring Basis

The following table provides information as of December 31, 2017 and 2016 about the Company’s financial assets and liabilities measured at fair value:

	2017
(in thousands of dollars)	Level 1	Level 2	Level 3	Total

Assets at fair value
Common Stocks	$1,006	$—	$2,220	$3,226
Separate account assets	806,798	—	—	806,798

Total assets at fair value	$807,804	$—	$2,220	$810,024

Separate account liabilities	$—	$806,798	$—	$806,798

Total liabilities at fair value	$—	$806,798	$—	$806,798

	2016
(in thousands of dollars)	Level 1	Level 2	Level 3	Total

Assets at fair value
Common Stocks	$67,197	$—	$—	$67,197
Separate account assets	676,681	—	—	676,681

Total assets at fair value	$743,878	$—	$—	$743,878

Liabilities
Separate account liabilities	$—	$676,681	$—	$676,681

Total liabilities at fair value	$—	$676,681	$—	$676,681

There were no transfers between Levels 1 and 2 for the years ended December 31, 2017 and 2016.

Level 1 Financial Assets

Common Stocks

Common stock assets in Level 1 include securities that are actively traded and valued through obtained quotations from independent sources.

Separate Account Assets

Fair values and changes in the fair values of separate account assets generally accrue directly to the contract holders and are not included in the Company’s revenues and expenses or surplus.

Separate account assets in Level 1 include actively-traded institutional and retail mutual fund investments valued by the respective mutual fund companies.

Level 2 Financial Liabilities

Separate Account Liabilities

Fair values and changes in the fair values of separate account liabilities accrue directly to the Company’s obligation to return the separate account assets to the contract holders and are not included in the Company’s revenues and expenses or surplus. Separate account liabilities are considered Level 2 as there is no ready market for these liabilities.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2017, 2016 and 2015

Level 3 Financial Assets

Common Stocks

The amount in Level 3 for Common stocks represents equity warrants in a single entity. There is little, if any, market activity for these equity warrants. Fair Value of these warrants is provided by the third party asset manager.

Changes in Level 3 Assets Measured at Fair Value on a Recurring Basis

The following tables summarize the changes in assets classified as Level 3 for the years ended December 31, 2017 and 2016. Gains and losses reported in this table may include changes in fair value that are attributable to both observable and unobservable inputs.

(in thousands of dollars)	Balance at January 1, 2017	Gains (Losses) Included in Surplus	Gains (Losses) Included in Net Income	Purchases	Balance at December 31, 2017

Assets
Common Stock	$—	$(57)	$—	$2,276	$2,219

Policy on Transfers In and Out of Level 3

At the end of each reporting period, the Company evaluates whether or not any event has occurred or circumstances have changed that would cause an investment to be transferred in or out of Level 3. There were no transfers in or out of Level 3 in 2017 and 2016.

Fair Values of Financial Instruments and its Level within the Fair Value Hierarchy

The following tables provide information as of December 31, 2017 and 2016 about the fair values of the Company’s financial instruments and their levels within the fair value hierarchy.

(in thousands of dollars) December 31, 2017

Type of Financial Instrument	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3

Assets at Fair Value
Bonds	$3,037,831	$2,865,025	$—	$2,998,920	$38,911
Common stocks	3,226	3,226	1,006	—	2,219
Mortgage loans on real estate	582,748	578,689	—	—	582,748
Contract loans	405,680	283,721	—	—	405,680
Cash, cash equivalents and short-term investments	69,193	69,193	69,193	—	—
Surplus Debentures - Affiliated	100,000	100,000	—	—	100,000
Accrued investment income	38,093	38,093	38,093	—	—
Receivable for securities	3,535	3,535	3,535	—	—
Securities lending - reinvested collateral	10,678	10,678	10,678	—	—
Separate accounts	806,798	806,798	806,798	—	—

Total assets at fair value	$5,057,782	$4,758,958	$929,303	$2,998,920	$1,129,558

Liabilities at Fair Value
Deferred annuities	$1,456,736	$1,464,416	$—	$1,456,736	$—
Separate accounts	806,798	806,798	—	806,798	—
Payable for Securities	2,100	2,100	2,100	—	—
Securities lending collateral liability	10,678	10,678	10,678	—	—

Total liabilities at fair value	$2,276,312	$2,283,992	$12,778	$2,263,534	$—

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2017, 2016 and 2015

(in thousands of dollars) December 31, 2016

Type of Financial Instrument	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3

Assets at Fair Value
Bonds	$5,274,477	$4,985,672	$—	$5,170,975	$103,502
Common stocks	67,198	67,198	67,198	—	—
Mortgage loans on real estate	590,279	588,683	—	—	590,279
Contract loans	410,279	284,183	—	—	410,279
Cash, cash equivalents and short-term investments	106,233	106,234	100,291	5,942	—
Accrued investment income	61,038	61,038	61,038	—	—
Receivable for securities	2,746	2,746	2,746	—	—
Securities lending - reinvested collateral	5,405	5,405	5,405	—	—
Separate accounts	676,681	676,681	676,681	—	—

Total assets at fair value	$7,194,336	$6,777,840	$913,359	$5,176,917	$1,104,060

Liabilities at Fair Value
Deferred annuities	$1,495,065	$1,506,328	$—	$1,495,065	$—
Separate accounts	676,681	676,681	—	676,681	—
Payable for Securities	8,778	8,778	8,778	—	—
Securities lending collateral liability	5,405	5,405	5,405	—	—

Total liabilities at fair value	$2,185,929	$2,197,192	$14,183	$2,171,746	$—

The following methods and assumptions were used to estimate the fair value of financial instruments as of December 31, 2017 and 2016:

Bonds

The estimated fair values of bonds are valued using quoted market prices from third party sources, primarily Bloomberg and IDC. If quotes from these sources were not available, a broker dealer estimate was used. Unless representative trades of securities actually occurred at year end, these quotes are generally estimates of market value based on an evaluation of appropriate factors such as trading in similar securities, yields, credit quality, coupon rate, maturity, type of issues and other market data. Mount Rosa bond, which is a level 3 security, is valued using the present value of expected future cash flows discounted at the interpolated rates at payment date of the cash flows. Major inputs include yield curves, yields, and expected future cash flows.

Unaffiliated Common Stocks

The fair values for unaffiliated common stocks are based on quoted market prices from third party sources, primarily Bloomberg and IDC.

Mortgage Loans on Real Estate

The estimated fair value of the mortgage loans is determined by discounting the scheduled cash flows using quality ratings, current interest rates and spreads. The quality ratings, which are based on the PGIM proprietary rating system, reflect Prudential’s assessment of the loan’s level of potential risk and are used to set interest rate spreads over Treasury securities with comparable average lives. Spreads are derived from a combination of observable market data, along with competitive loan pricing feedback and other real estate market information.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2017, 2016 and 2015

Contract Loans

The carrying value of contract loans is the unpaid loan balance not in excess of policy cash surrender values. The estimated fair value of contract loans is based upon the present value of the future cash flows discounted at a mid-market swap rate. The excess of fair value over carrying value is due to interest rates on contract loans (some as high as 8%) being much higher than interest rates available in the current persistent low interest rate environment.

Receivables/Payables for Securities

The fair value for receivables/payables for securities are based on quoted market prices from third party sources, primarily Bloomberg and IDC.

Cash, Cash Equivalents and Short-Term Investments

The costs of these items are a reasonable estimate of their fair value. The estimated fair value of money market mutual funds are valued using NAV.

Accrued Investment Income

The cost of accrued investment income approximates fair value unless otherwise noted.

Securities Lending

The costs of these items are a reasonable estimate of their fair value due to the nature of the reinvested assets. The securities lending collateral asset represents the reinvestment of unrestricted cash collateral received from borrowers of the Company’s securities. The securities lending liability represents the obligation to return the cash collateral received to those borrowers.

Separate Accounts

The separate accounts assets are carried at fair value based on the reported net asset value (NAV) per share of the respective portfolios at December 31, 2017 and 2016. Accumulation values are computed daily based on the change in fair market value of the NAV of the subaccount less mortality and expense risk charges for the subaccount. The carrying amounts of the separate accounts liabilities are a reasonable estimate of their fair value.

Deferred Annuities

The estimated fair values are based on the currently available cash surrender value, similar to the demand deposit liabilities of depository institutions.

Surplus Debentures – Affiliated

The estimated fair value of Surplus Debentures uses the income approach by converting future cash flows to a single present discounted amount. The discount rates used reflect the return a market participant would expect to receive on instruments with similar remaining maturity, cash flow pattern, and credit risk.

6.	Related Parties

The Company is a subsidiary of FGI, an insurance holding company domiciled in the state of Nevada. As the Parent Company, FGI performs legal, investment, and marketing services on behalf of the Company. Fees for these services are determined by using various cost allocation methods.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2017, 2016 and 2015

FGI has an agreement with the Company to provide sales and marketing, human resource, information technology, real estate, tax, payroll, investments, purchasing, warehousing, corporate legal and other services. Fees charged to the Company by FGI were approximately $39,113,000, $41,963,000 and $44,113,000 for the years ended December 31, 2017, 2016 and 2015, respectively, and are expensed as incurred.

The Exchanges have an agreement with the Company to provide distribution and other services. Fees charged to the Company by the Exchanges were approximately $24,059,000, $23,808,000 and $26,198,000 for the years ended December 31, 2017, 2016 and 2015, respectively, and are expensed as incurred.

MI Administrators, LLC is a wholly owned subsidiary of Farmers Insurance Group Leasing and was formed on September 24, 2008 under the laws of the State of Delaware. MI Administrators serves as a paymaster entity for the Company and affiliate entities and facilitates cash settlement of related party transactions in accordance with the State of Washington’s business and occupation regulations.

The Company has a service agreement with its affiliate, Zurich American Life Insurance Company (“ZALICO”), for the Company to perform administrative services reasonably necessary in the ordinary course of business, including but not limited to data processing, financial services, investment services, and certain other services as deemed necessary. Fees charged by the Company to ZALICO were approximately $1,129,000, $5,790,000 and $3,057,000 for the years ended December 31, 2017, 2016 and 2015 respectively and are expensed as incurred.

The Company had a service agreement with an affiliate, Universal Underwriters Life Insurance Company (“UULIC”), for the Company to perform certain financial services, reporting services and other services such as internal recordkeeping and general office administration. Fees charged by the Company to UULIC were approximately $871,000 for the year ended December 31, 2015 and were expensed as incurred. As of September 2016 UULIC was merged with ZALICO.

As part of a tax sharing agreement with FGI, FNWL remitted a net payment of $58,100,000 and $66,552,000 for the years ended December 31, 2017 and 2016 respectively. The current year prepayment was $66,500,000 and $76,000,000 for December 31, 2017 and 2016 respectively.

For information on investment fees paid to affiliates or affiliated investments, please refer to Note 3.

For information related to dividends paid to FGI, please refer to note 9.

For the period ended December 31, 2017 and 2016, the Company reported the following amounts due from or to related parties, excluding reinsurance related balances: (Please refer to Note 8 for reinsurance related balances.)

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2017, 2016 and 2015

(in thousands of dollars)	2017	2016

Receivables from related parties
ZALICO	$—	$560

Total receivables from related parties	—	560

Payables to related parties
FGI	(8,277)	(8,271)
Farmers Insurance Exchange	(2,429)	(2,508)
ZALICO	(1,026)	—
Farmers Financial Services	(1)	(11)
Farmers Insurance Group Leasing	(7)	(9)

Total payables to related parties	(11,740)	(10,799)

Net payables to related parties	$(11,740)	$(10,239)

7.	Security Lending Arrangement

The Company has entered into a security lending agreement with a lending agent. The agreement authorizes the agent to lend securities held in the Company’s portfolio to a list of authorized borrowers. Concurrent with delivery of the securities, the borrower provides the Company with collateral equal to at least 102% of the market value of the loaned securities. The cash collateral is unrestricted.

The securities are marked-to-market on a daily basis, and the collateral is adjusted on the next business day. The cash collateral is reinvested in overnight repurchases, backed by US governmental and agency securities equal to at least 102% of the cash, which cannot be re-pledged. Income earned from the security lending arrangement is shared 25% and 75% between the agent and the Company, respectively. Income earned by the Company was approximately $114,000, $125,000 and $77,000 in 2017, 2016 and 2015, respectively.

The Company’s securities on loan as of December 31, 2017 consisted of corporate fixed income, mortgage backed securities and U.S. treasury securities that had an estimated fair value of approximately $119,224,000. Comparatively, as of December 31, 2016, securities on loan consisted of corporate fixed income securities, mortgage backed securities and U.S. treasury securities that had an estimated fair value of approximately $105,616,000. The collateral as of December 31, 2017 had an estimated fair value of approximately $121,628,000 which was comprised of cash of $10,678,000 and government securities of $110,950,000. The collateral as of December 31, 2016 had an estimated fair value of approximately $107,836,000 which was comprised of cash of $5,405,000 and government securities of $102,431,000. The non-cash securities received as collateral are restricted and cannot be re-pledged and are, therefore, not reported in the Company’s balance sheet, nor is the related obligation to return the restricted collateral.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2017, 2016 and 2015

The aggregate amount of the reinvested cash collateral is broken down by type of program and maturity date below:

Securities lending:

(in thousands of dollars)	Aggregate Cash Collateral Received

	December 31, 2017	December 31, 2016
	Fair Value	Fair Value
Open	$10,678	$5,405
30 Days or Less	—	—
31 to 60 Days	—	—
61 to 90 Days	—	—
91 to 120 Days	—	—
121 to 180 Days	—	—
181 to 365 Days	—	—
1 to 2 Years	—	—
2 to 3 Years	—	—
Greater Than 3 Years	—	—

Total Collateral Received	$10,678	$5,405

(in thousands of dollars)	Aggregate Cash Collateral Reinvested

	December 31, 2017		December 31, 2016
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Open	$—	$—	$—	$—
30 Days or Less	10,678	10,678	5,405	5,405
31 to 60 Days	—	—	—	—
61 to 90 Days	—	—	—	—
91 to 120 Days	—	—	—	—
121 to 180 Days	—	—	—	—
181 to 365 Days	—	—	—	—
1 to 2 Years	—	—	—	—
2 to 3 Years	—	—	—	—
Greater Than 3 Years	—	—	—	—

Total Collateral Reinvested	$10,678	$10,678	$5,405	$5,405

Collatteral Received	$10,899	$10,899	$5,522	$5,522

Dollar repurchase agreement: None

Repurchase Agreements Transactions Accounted for as Secured Borrowing: None

Reverse Repurchase Agreements Transactions Accounted for as Secured Borrowing:

a.	The company allows for reverse repo transactions. Securities Lenders may take risks to earn extra spread between income from investment of collateral and rebates paid to the securities borrowers. Therefore, cash collateral can only be reinvested based on tight guidelines.

b.	As of December 31, 2017 and December 31, 2016 all outstanding repurchase agreements were Tri-Party trades.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2017, 2016 and 2015

c.	Original (Flow) & Residual Maturity:

Original (Flow) & Residual Maturity

December 31, 2017
		MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
a.	Open - No Maturity	$—	$—	$—	$—
b.	Overnight	—	43,789,983	16,265,121	10,678,000
c.	2 Days to 1 Week	—	—	—	—
d.	> 1 Week to 1 Month	—	—	—	—
e.	> 1 Month to 3 Months	—	—	—	—
f.	> 3 Months to 1 Year	—	—	—	—
g.	> 1 Year	—	—	—	—

Original (Flow) & Residual Maturity

December 31, 2016
		MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
a.	Open - No Maturity	$—	$—	$—	$—
b.	Overnight	5,405,174	22,453,719	13,039,461	5,405,174
c.	2 Days to 1 Week	—	—	—	—
d.	> 1 Week to 1 Month	—	—	—	—
e.	> 1 Month to 3 Months	—	—	—	—
f.	> 3 Months to 1 Year	—	—	—	—
g.	> 1 Year	—	—	—	—

d.	As of December 31, 2017 and December 31, 2016 there were no securities sold or acquired that resulted in default.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2017, 2016 and 2015

e.	Fair Value of Securities Acquired Under Repo:

December 31, 2017
MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
$ —	$44,658,380	$16,600,743	$10,899,005

December 31, 2016
MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
$ 5,521,869	$22,906,229	$13,308,035	$5,521,869

f.	Securities Acquired Under Repo – by NAIC Designation:

Securities Acquired Under Repo - by NAIC Designation

December 31, 2017
		NONE	NAIC 1	NAIC 2	NAIC 3	NAIC 4	NAIC 5	NAIC 6	DOES NOT QUALIFY AS ADMITTED
a.	Bonds - FV	$—	$10,899,005	$—	$—	$—	$—	$—	$—
b.	LB & SS - FV	—	—	—	—	—	—	—	—
c.	Preferred Stock - FV	—	—	—	—	—	—	—	—
d.	Common Stock	—	—	—	—	—	—	—	—
e.	Mortgage Loans - FV	—	—	—	—	—	—	—	—
f.	Real Estate - FV	—	—	—	—	—	—	—	—
g.	Derivatives - FV	—	—	—	—	—	—	—	—
h.	Other Invested Assets - FV	—	—	—	—	—	—	—	—

i.	Total Assets - FV	$—	$10,899,005	$—	$—	$—	$—	$—	$—

December 31, 2016
		NONE	NAIC 1	NAIC 2	NAIC 3	NAIC 4	NAIC 5	NAIC 6	DOES NOT QUALIFY AS ADMITTED
a.	Bonds - FV	$—	$5,521,869	$—	$—	$—	$—	$—	$—
b.	LB & SS - FV	—	—	—	—	—	—	—	—
c.	Preferred Stock - FV	—	—	—	—	—	—	—	—
d.	Common Stock	—	—	—	—	—	—	—	—
e.	Mortgage Loans - FV	—	—	—	—	—	—	—	—
f.	Real Estate - FV	—	—	—	—	—	—	—	—
g.	Derivatives - FV	—	—	—	—	—	—	—	—
h.	Other Invested Assets - FV	—	—	—	—	—	—	—	—

i.	Total Assets - FV	$—	$5,521,869	$—	$—	$—	$—	$—	$—

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2017, 2016 and 2015

g.	Collateral Received:

December 31, 2017
		MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
a.	Cash	$—	$—	$—	$—
b.	Securities (FV)	—	44,658,380	16,600,743	10,899,005
c.	Securities (BACV)	—	—	—	—
d.	Nonadmitted Subset (BACV)	—	—	—	—

December 31, 2016
		MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
a.	Cash	$—	$—	$—	$—
b.	Securities (FV)	5,521,869	22,906,229	13,308,035	5,521,869
c.	Securities (BACV)	—	—	—	—
d.	Nonadmitted Subset (BACV)	—	—	—	—
h.	Allocation of Aggregate Collateral by Remaining Contractual Maturity:

Allocation of Aggregate Collateral by Remaining Contractual Maturity

December 31, 2017
		Amortized Cost	Fair Value
a.	Overnight and Continuous	$10,899,005	$10,899,005
b.	30 Days or Less	—	—
c.	31 to 90 Days	—	—
d.	> 90 Days	—	—

December 31, 2016
		Amortized Cost	Fair Value
a.	Overnight and Continuous	$5,521,869	$5,521,869
b.	30 Days or Less	—	—
c.	31 to 90 Days	—	—
d.	> 90 Days	—	—

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2017, 2016 and 2015

i.	Recognized Receivable for Return of Collateral:

		December 31, 2017
		MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
a.	Cash	$—	$—	$—	$—
b.	Securities (FV)	—	43,789,983	16,265,121	10,678,000

		December 31, 2016
		MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
a.	Cash	$—	$—	$—	$—
b.	Securities (FV)	5,405,174	22,453,719	13,039,461	5,405,174

j.	As of December 31, 2017 and December 31, 2016 there was no liability recognized to return cash collateral.

Repurchase Agreements Transactions Accounted for as a Sale: None

Reverse Repurchase Agreements Transactions Accounted for as a Sale: None

8.	Reinsurance

The Company assumes business from and cedes business to reinsurers to share risks under certain term, whole life, universal life and annuity policies for the purpose of reducing exposure to large losses.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company. Provisions are established for amounts deemed or estimated to be uncollectible. As of December 31, 2017 and 2016, no amounts have been recorded in relation to uncollectible reinsurance balances. To minimize its exposure to significant losses from reinsurance insolvencies, the Company uses several reinsurers, evaluates the financial condition of its reinsurers and monitors the concentration of credit risk arising from similar characteristics of the reinsurers.

The Company has established retention limits for new policy issuances. The maximum retention on new issues is $2,000,000 per life for all policies. The excess risk is reinsured with an affiliated reinsurer, ZIC, and other unaffiliated reinsurers.

Beginning January 1, 2010, the Company cedes to its affiliate, ZIC, 50% of contractual risk for new issues of its critical illness rider and a portion of business that is ceded through reinsurance pools. Effective January 1, 2012, new business previously ceded to Leschi, a wholly owned subsidiary,

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2017, 2016 and 2015

was ceded to ZIC. Effective October 1, 2013, the Company recaptured the Level Term business reinsured with Leschi and simultaneously reinsured the recaptured in force block with ZIC. Effective January 1, 2015, the Company cedes to ZIC 75% of its contractual risk for new issues of certain term insurance policies subject to simplified underwriting. Effective December 1, 2015, the Company cedes to ZIC 100% of its contractual risk for new and in-force issues of its indexed universal life product. Premiums ceded to ZIC approximated $276,998,000, $241,779,000 and $206,183,000 for the years ended December 31, 2017, 2016, and 2015, respectively. Claims ceded to ZIC were approximately $80,897,000, $58,389,000 and $49,206,000 for the years ended December 31, 2017, 2016 and 2015, respectively. Changes in reserves ceded to ZIC were approximately $138,166,000, $138,730,000 and $124,378,000 for the years ended December 31, 2017, 2016 and 2015, respectively.

Premiums assumed from unaffiliated companies approximated $234,000, $9,949,000 and $19,274,000 for the years ended December 31, 2017, 2016 and 2015, respectively. Premiums ceded to unaffiliated companies approximated $2,487,097,000, $184,184,000 and $187,870,000 for the years ended December 31, 2017, 2016 and 2015, respectively. Claims paid to unaffiliated companies on assumed reinsurance were approximately $157,000, $13,865,000 and $18,729,000 for the years ended December 31, 2017, 2016 and 2015, respectively. Claims ceded to unaffiliated companies were approximately $139,785,000, $140,275,000 and $129,721,000 for the years ended December 31, 2017, 2016 and 2015, respectively. Changes in reserves assumed from unaffiliated companies were approximately ($644,000), ($515,000), and ($185,000) for the years ended December 31, 2017, 2016 and 2015, respectively. Changes in reserves ceded to unaffiliated companies were approximately $2,054,428,000, $11,853,000 and $23,308,000 for the years ended December 31, 2017, 2016 and 2015, respectively.

The estimated amounts of aggregate reduction in surplus due to termination of all reinsurance agreements by either party as of December 31, 2017 and 2016 would be approximately $22,185,000 and $30,541,000, respectively.

Per the requirements of Actuarial Guideline XLVIII for Companies that have Covered Policies Requiring the Analysis Pursuant to this Actuarial Guideline, the appointed actuary has performed an analysis, as to each reinsurance arrangement under which Covered Policies have been ceded, of the security supporting the Covered Policies and states that funds consisting of Primary Security in an amount at least equal to the Required Level of Primary Security are held by or on behalf of the Company in Trust.

There were three products issued by the Company in 2015 that were ceded to an unauthorized reinsurance and are thus subject to the requirements applied by Actuarial Guideline 48. Two of these products are XXX business – Farmers Value Term and Simple Term – and one is AXXX business – Farmers Indexed Universal Life.

As of December 31, 2017, per section 4a of Actuarial Guideline 48, the Required Level of Primary Security for each of these three products was equal to the Ceded Statutory Reserves given in the table below. As of December 31, 2017, there were $156.4 million of Primary Security assets held in Trust on behalf of the Company.

Required Level of Primary Security ($000,000) as of 12/31/2017
Simple Term	Farmers Value Term	Farmers Indexed Universal Life	Total
0.32	3.23	18.66	22.22

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2017, 2016 and 2015

On May 17th, 2017, with an effective date of April 1, 2017, the Company completed a reinsurance agreement with the Reinsurance Group of America, Incorporated for the Company’s Deferred Annuity, Structured Settlement and Variable Annuity blocks of business. The Deferred Annuity, Structured Settlement and general account of the Variable Annuity blocks were reinsured on a coinsurance basis, while the separate account of the Variable Annuity block was reinsured on a modified coinsurance basis. The company ceded approximately $2,280,901,000 in assets were transferred and recorded as premium, $2,107,981,000 in statutory reserves were transferred through the reinsurance transaction. An initial ceding commission of $23,446,000 was paid from RGA to the Company at inception of the transaction. The total transaction costs were $2,328,000.

9.	Surplus and Restrictions

Statutory surplus of approximately $468,858,000 and $527,702,000 as of December 31, 2017 and 2016, respectively, is the amount held for the benefit of the stockholder. The entire amount in 2017 and 2016 is designated as stockholder’s surplus for tax purposes and would not subject the Company to taxation if paid as a cash dividend.

The amount of dividends that can be paid by the Company to its stockholder without prior approval (or non-disapproval) of the OIC is limited to the lesser of: (i) 10% of its statutory earned surplus or (ii) the statutory net income before realized gains and losses from the preceding calendar year. Earned surplus consists of funds derived from any realized net profits, and does not include unrealized capital gains or re-evaluation of assets. A dividend paid that does not meet the above specifications is defined as an “extraordinary dividend” and requires advance approval from the OIC. The maximum dividend payouts that could be made without prior approval of the OIC for the years 2018 and 2017 are $46,886,000 and $52,770,000, respectively. Dividends are determined by the board of directors.

On May 23, 2017, the Company declared an extraordinary dividend in the amount of $46,000,000 that was paid to FGI on June 21, 2017 with the non-disapproval of the Washington Office of the Insurance Commissioner. On August 23, 2017, the Company declared an extra-ordinary dividend in the amount of $50,000,000 that was paid to FGI on September 22, 2017 with the non-disapproval of the Washington Office of Insurance Commissioner. On December 4, 2017 the company declared an extraordinary dividend in the amount of $83,000,000 that was paid to FGI on December 28, 2017 with the non-disapproval of the Washington Office of Insurance Commissioner. All distributions were considered extraordinary due to the rolling twelve month limitation on dividend distributions.

10.	Employees’ Retirement Plans

Prior to January 1, 2009, FGI sponsored a qualified, noncontributory defined benefit pension plan where benefits were based on years of service and the employee’s compensation during the last five years of employment. Effective January 1, 2009 the Company transitioned to a Cash Balance Program. Under the Cash Balance Program, FGI makes regular contributions to the employee’s account. The amount of these contributions is based on a percentage of an employee base pay and will vary depending on an employee’s age and length of service. However, vested employees.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2017, 2016 and 2015

who were age 40 and over or who had 10 or more years of service as of December 31, 2008 were “grandfathered” in the previous Pension Program. This approach helped employees closer to retirement to maintain the full value of their anticipated pension benefit.

The FGI funding policy is to make sufficient contributions to the pension plan to fully provide for employees benefits at the time of retirement.

FGI announced on October 20, 2016 that it would freeze all pension plan benefits (final average earnings and cash balance formulas) effective December 31, 2018. This will impact all Farmers employees that may be eligible for pension benefits. The impacted employees, however, will keep all benefits accrued through December 31, 2018, but will no longer be accruing benefits after that date. As part of this change, starting January 1, 2019, FGI will contribute an additional 4% of eligible pay to employees’ 401K Savings Plan as explained in note 11.

In addition, the Company provides post-retirement benefits to retired employees through a plan also sponsored by FGI. The Company has no legal obligation for benefits under these plans. FGI charges the Company an allocated share of such contributions based on characteristics of the population of plan participants.

The expenses allocated for pension and post-retirement benefit costs were approximately $14,153,000, $10,183,000 and $10,171,000 for the years 2017, 2016 and 2015, respectively. Pension plan and post-retirement plan assets and liabilities are carried by FGI.

11.	Employees’ Incentive Plans

Prior to January 1, 2009, FGI and its subsidiaries had two profit sharing plans providing for cash payments to all eligible employees, the Cash Profit Sharing Plan and Deferred Profit Sharing Plan. Effective January 1, 2009 the Company transitioned from the two profit sharing plans to a 401K Savings Plan and the Short-Term Incentive Plan (“STIP”) award program.

The 401K Savings Plan includes a dollar-for-dollar Company match up to 6% of employees earned base pay. Effective January 1, 2019, FGI will contribute an additional 4% of eligible pay to employees 401K Savings Plan, regardless of contribution. All employees, including new hires, are vested in the 401K Savings Plan immediately.

The STIP program has two drivers. The award pool funding is determined by the Company meeting predetermined business performance metrics each year. Secondly, the pool is distributed based on annual individual performance ratings. The majority of Farmers employees participate in the STIP award program. Up to 85% of the award can be deferred into the Company’s 401K Savings Plan.

The Company’s share of expenses for the STIP award program for the years ended December 31, 2017, 2016 and 2015 was approximately $5,923,000, $7,452,000 and $7,110,000, respectively. Additionally, the Company’s contributions to the 401K Savings Plan totaled $2,286,000, $2,507,000 and $2,342,000 for the years ended December 31, 2017, 2016, and 2015, respectively.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2017, 2016 and 2015

12.	Federal Income Taxes

The components of the Company’s net deferred tax asset (“DTA”) / deferred tax liability (“DTL”) as of December 31, 2017 and 2016 are as follows:

	2017

(in thousands of dollars)	Ordinary	Capital	Total

Gross deferred tax assets	$124,207	$4,841	$129,048
Statutory valuation allowance adjustment	—	—	—

Adjusted gross deferred tax assets	124,207	4,841	129,048
Deferred tax assets nonadmitted	(49,975)	—	(49,975)

Subtotal net admitted deferred tax assets	74,232	4,841	79,073
Deferred tax liabilities	(23,968)	—	(23,968)

Net admitted deferred tax asset	$50,264	$4,841	$55,105

	2016

(in thousands of dollars)	Ordinary	Capital	Total

Gross deferred tax assets	$218,155	$17,750	$235,905
Statutory valuation allowance adjustment	—	—	—

Adjusted gross deferred tax assets	218,155	17,750	235,905
Deferred tax assets nonadmitted	(82,168)	—	(82,168)

Subtotal net admitted deferred tax assets	135,987	17,750	153,737
Deferred tax liabilities	(44,893)	(5,056)	(49,949)

Net admitted deferred tax asset	$91,094	$12,694	$103,788

	Change
(in thousands of dollars)	Ordinary	Capital	Total

Gross deferred tax assets	$(93,948)	$(12,909)	$(106,857)
Statutory valuation allowance adjustment	—	—	—

Adjusted gross deferred tax assets	(93,948)	(12,909)	(106,857)
Deferred tax assets nonadmitted	32,193	—	32,193

Subtotal net admitted deferred tax assets	(61,755)	(12,909)	(74,664)
Deferred tax liabilities	20,925	5,056	25,981

Net admitted deferred tax asset	$(40,830)	$(7,853)	$(48,683)

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2017, 2016 and 2015

The SSAP No. 101 admission calculation components are as follows:

	2017
(in thousands of dollars)	Ordinary	Capital	Total

Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$4,841	$4,841
Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from above) after application of the threshold limitation below	50,264	—	50,264
Adjusted gross deferred tax assets expected to be realized following the balance sheet date	50,264	—	50,264
Adjusted gross deferred tax assets allowed per limitation threshold	NA	NA	62,063
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from above offset by gross deferred tax liabilities)	23,968	—	23,968

Deferred tax assets admitted as the result of application of SSAP No. 101	$74,232	$4,841	$79,073

Ratio percentage used to determine recovery period and threshold limitation amount			748%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above			$450,063

	2016
(in thousands of dollars)	Ordinary	Capital	Total

Federal income taxes paid in prior years recoverable through loss carrybacks	$86,842	$5,325	$92,167
Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from above) after application of the threshold limitation below	—	11,621	11,621
Adjusted gross deferred tax assets expected to be realized following the balance sheet date	—	11,621	11,621
Adjusted gross deferred tax assets allowed per limitation threshold	NA	NA	63,587
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from above offset by gross deferred tax liabilities)	49,145	804	49,949

Deferred tax assets admitted as the result of application of SSAP No. 101	$135,987	$17,750	$153,737

Ratio percentage used to determine recovery period and threshold limitation amount			566%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above			$474,983

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2017, 2016 and 2015

	Change
(in thousands of dollars)	Ordinary	Capital	Total

Federal income taxes paid in prior years recoverable through loss carrybacks	$(86,842)	$(484)	$(87,326)
Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from above) after application of the threshold limitation below	50,264	(11,621)	38,643
Adjusted gross deferred tax assets expected to be realized following the balance sheet date	50,264	(11,621)	38,643
Adjusted gross deferred tax assets allowed per limitation threshold	NA	NA	(1,524)
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from above offset by gross deferred tax liabilities	(25,177)	(804)	(25,981)

Deferred tax assets admitted as the result of application of SSAP No. 101	$(61,755)	$(12,909)	$(74,664)

Ratio percentage used to determine recovery period and threshold limitation amount			182%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above			$(24,920)

The impacts of tax planning strategies on the Company’s DTAs are as follows:

	2017
	Ordinary Percent	Capital Percent

Determination of adjusted gross deferred tax assets and net admitted deferred tax assets by tax character as a percentage
Adjusted gross DTAs	$124,207	$4,841
Percentage of total adjusted gross DTAs by character admitted because of the tax impact of tax planning strategies attributable to that tax character	0%	100%
Net admitted adjusted gross DTAs	$74,232	$4,841
Percentage of net admitted adjusted gross DTAs by tax character admitted because of tax planning strategies attributable to that tax character	0%	100%

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2017, 2016 and 2015

	2016
	Ordinary Percent	Capital Percent

Determination of adjusted gross deferred tax assets and net admitted deferred tax assets by tax character as a percentage
Adjusted gross DTAs	$218,155	$17,750
Percentage of total adjusted gross DTAs by character admitted because of the tax impact of tax planning strategies attributable to that tax character	0%	100%
Net admitted adjusted gross DTAs	$135,987	$17,750
Percentage of net admitted adjusted gross DTAs by tax character admitted because of tax planning strategies attributable to that tax character	0%	100%

	Change
	Ordinary Percent	Capital Percent

Determination of adjusted gross deferred tax assets and net admitted deferred tax assets by tax character as a percentage
Adjusted gross DTAs	$(93,948)	$(12,909)
Percentage of total adjusted gross DTAs by character admitted because of the tax impact of tax planning strategies attributable to that tax character	0%	0%
Net admitted adjusted gross DTAs	$(61,755)	$(12,909)
Percentage of net admitted adjusted gross DTAs by tax character admitted because of tax planning strategies attributable to that tax character	0%	0%

The Company’s tax planning strategies do not include the use of reinsurance.

The Company is currently recognizing all deferred tax liabilities.

Current income taxes incurred for the years ended December 31, 2017, 2016 and 2015 consisted of the following major components:

(in thousands of dollars)	2017	2016	2015
Current income tax
Federal income tax	$(2,407)	$69,042	$39,064
Federal income tax on net capital gains / (losses)	60,750	2,208	3,102
Current tax impact of SSAP 3 adjustment		(2,022)	—

Federal income taxes incurred	$58,343	$69,228	$42,166

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2017, 2016 and 2015

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities as of December 31, 2017 and 2016 were as follows:

(in thousands of dollars)	2017	2016	Change
Deferred tax assets
Ordinary
Deferred acquisition costs	$68,595	$116,520	$(47,925)
Life insurance reserves	45,735	83,420	(37,685)
Compensation and benefits accrual	3,899	6,535	(2,636)
Nonadmitted assets	3,748	7,743	(3,995)
Depreciable assets	1,541	3,183	(1,642)
Other	689	754	(65)

	124,207	218,155	(93,948)

Statutory valuation allowance adjustment	—	—	—
Nonadmitted deferred tax assets	(49,975)	(82,168)	32,193

Admitted ordinary deferred tax assets	74,232	135,987	(61,755)

Capital
Investments	4,825	16,114	(11,289)
Unrealized loss on investments	16	83	(67)
Real Estate	—	1,553	(1,553)
Net capital loss carryforward	—	—	—

	4,841	17,750	(12,909)

Statutory valuation allowance adjustment	—	—	—
Nonadmitted deferred tax assets	—	—	—

Admitted capital deferred tax assets	4,841	17,750	(12,909)

Admitted deferred tax assets	79,073	153,737	(74,664)

Deferred tax liabilities
Ordinary
Deferred and uncollected premium	19,270	33,099	(13,829)
Internally developed software	2,670	4,794	(2,124)
Pension	1,211	1,882	(671)
Market discount on bonds	817	5,118	(4,301)

Total ordinary deferred tax liabilities	23,968	44,893	(20,925)

Capital
Unrealized gain on investments	—	5,056	(5,056)

Total capital deferred tax liabilities	—	5,056	(5,056)

Total deferred tax liabilities	23,968	49,949	(25,981)

Net admitted deferred tax assets	$55,105	$103,788	$(48,683)

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2017, 2016 and 2015

The change in net deferred income taxes as of December 31, 2017 and 2016 was composed of the following:

(in thousands of dollars)	2017	2016	Change

Total deferred tax assets	$129,048	$235,905	$(106,857)
Total deferred tax liabilities	(23,968)	(49,949)	25,981

Net deferred tax asset (liability)	$105,080	$185,956	(80,876)

Tax effect of unrealized gains (losses)			(4,989)

Change in net deferred income tax (charge) benefit			$(85,865)

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate at 35% to income before income taxes. The significant items causing this difference are as follows:

(in thousands of dollars)	2017	2016	2015

Provision computed at statutory rate	$112,064	$76,191	$52,153
Change in tax rate	70,042	—	—
Ceding Commissions	5,334	—	—
Nonadmitted assets	1,497	881	1,675
Realized gain on IMR	(42,050)	—	—
Amortization of interest maintenance reserve	(2,032)	(2,279)	(2,028)
Separate account dividend received deduction	(555)	(521)	(350)
Other	(92)	211	228
Policy loan interest change in surplus (current)	—	(2,022)	—

	$144,208	$72,461	$51,678

Federal income tax incurred-operations	$(2,407)	$67,020	$39,064
Tax on capital gains (losses)	60,750	2,208	3,102
Change in net deferred income tax	85,865	3,233	9,512

Total statutory income taxes	$144,208	$72,461	$51,678

As of December 31, 2017, the Company did not have any operating loss carry-forwards or capital loss carry forwards.

The following are income taxes incurred in the current and prior years that will be available for recoupment in the event of future net losses:

(in thousands of dollars)	Amount

2017	$60,750
2016	2,208
2015	3,117

There were no deposits admitted under IRC §6603.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2017, 2016 and 2015

The Company’s federal income tax return is consolidated with the following entities, with Farmers Group, Inc. (d.b.a Farmers Underwriters Association) as the parent:

Farmers Group, Inc. (d.b.a. Farmers Underwriters Association)

Truck Underwriters Association

Fire Underwriters Association

FIG Holding Company

FIG Leasing Company, Inc.

Farmers Services Corporation

Farmers Underwriters Association

Farmers Reinsurance Company

Farmers Life Insurance Company of New York

The method of allocation between the companies is subject to a written agreement, which has been approved by the Board of Directors. Allocation is based upon separate return calculations with an immediate benefit for a taxable loss which is utilized in the current year consolidated return. Intercompany tax balances are settled annually within 30 days after the filing of the consolidated federal income tax return, the payment of an estimated payment, an additional assessment of the consolidated tax liability, a refund of the consolidated tax liability or any other reduction to the member’s apportioned tax liability in accordance with the tax sharing agreement.

The Company adheres to the provisions of the Life Insurance Company Income Tax Act of 1959 as amended by the 1984 and 1986 Tax Reform Acts.

The Tax Cuts and Jobs Act (H.R.1) was enacted into law on December 22, 2017. The Company re-valued the deferred tax assets and liabilities from a 35% corporate tax rate to the enacted 21% corporate tax rate at December 31, 2017. The re-valuation resulted in a decrease in admitted deferred tax assets amounting to $36,646,000 and is reflected as a direct charge to surplus in the appropriate categories in the accompanying financial statements.

The Company has reviewed and identified specific tax effects under the Act. With respect to the tax basis life insurance reserves being modified beginning after December 31, 2017, a transition adjustment for the difference between the amount of the tax basis life reserves at December 2017 and the amount of the new tax basis under the new law will be brought into taxable income over eight taxable years starting in 2018.

The December 31, 2017 financial statements included a new deferred tax asset for the transition adjustment related to tax basis life reserves, with an offsetting reduction to the existing deferred tax asset on life reserves. The Company recorded a provisional estimate for the transition adjustment in the year-end 2017 statutory financial statements, which resulted in an increase in admitted deferred tax asset by $136,000.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2017, 2016 and 2015

Additional clarification regarding the application of the new law to tax basis life reserves is expected in 2018. In accordance with the INT 18-01 (Updated Tax Estimates under the Tax Cuts and Jobs Act), updated information for the transition adjustment will not be recognized as a Type I subsequent event, and the updates will be recognized as a change in accounting estimate in the 2018 financial statements.

The Company did not accrue any interest and penalties related to income tax contingencies.

The Company does not have any tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

13.	Contingencies

The Company is subject to guaranty fund and other assessments by the states in which it writes business. Guaranty fund assessments are accrued at the time of insolvencies as they become known to the Company, if they are material. Other assessments are accrued at the time of assessment, or, in the case of loss-based assessments, at the time the losses are incurred. Based upon information provided by the National Organization of Life and Health Insurance Guaranty Associations (NOLHGA), the Company has accrued liabilities for guaranty fund assessments of $1,573,000 and $1,712,000 for December 31, 2017 and December 31, 2016, respectively; and related premium tax benefit assets of $1,211,000 and $1,338,000 for December 31, 2017 and December 31, 2016, respectively. The amounts represent management’s best estimates based on information received from the states in which the Company writes business and may change due to many factors including the Company’s share of the ultimate cost of current insolvencies.

The Company is periodically subject to lawsuits arising from the normal course of its business activities. These actions are in various stages of discovery and development, and some seek punitive as well as compensatory damages. In the opinion of management, the Company has not engaged in any conduct that should warrant the award of any material punitive or compensatory damages. Acting on the advice of counsel, the Company intends to vigorously defend its position in each case, and management believes that, while it is not possible to predict the outcome of such matters with absolute certainty, ultimate disposition of these proceedings should not have a material adverse effect on the Company’s statements of assets, liabilities, capital and surplus, results of operations or cash flows.

14.	Commitments

In 2013 as part of the Company’s investment strategy, it entered into a commitment to invest $700,000,000 in private placement securities. In 2015 the commitment increased to $1,000,000,000. The remaining commitment for investment in private placement securities as of December 31, 2017 and 2016 was approximately $5,520,000 and $39,180,000, respectively. The Company also entered into a commitment to invest $600,000,000 in direct commercial mortgages. The remaining commitment for investment in direct commercial mortgages as of December 31, 2017 was approximately $21,311,000.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2017, 2016 and 2015

In December 2005, the Company sold real property occupied by the Company for $39,550,000. Under the terms of the agreement, the Company is leasing back the property from the purchaser for a period of 15 years. The sale-leaseback transaction does not include any form of continuing involvement that would preclude the Company from using sale-leaseback accounting. The Company is accounting for the leaseback as an operating lease.

The gain of approximately $29,250,000 realized in this transaction has been deferred and is being amortized to income in proportion to rent charged over the term of the lease. The Company recognized approximately $2,159,000, $2,101,000 and $2,045,000 of this gain for the year ended December 31, 2017, 2016 and 2015, respectively. The liability for the remaining deferred gain on sale as of December 31, 2017 and 2016 was $6,796,000 and $8,954,000, respectively, and is included in other liabilities on the balance sheet.

The lease contains 4 successive renewal options, each to extend the lease upon expiration for an additional 5 years. For the year ended December 31, 2017, the total minimum rental expense incurred by the Company under this lease was approximately $2,834,000.

Statutory guidance provides that an operating expense lease should be recognized on a straight-line basis over the lease term, even if payments are not made on a straight-line basis. Accordingly, the lease will be recognized at the rate of approximately $2,834,000 per year for the original lease period of 15 years.

As of December 31, 2017, the future minimum rental payments required by leases are as follows:

(in thousands of dollars)

Years Ending December 31,
2018	$3,329
2019	3,379
2020	3,429
2021	—

Total future minimum payments required*	$10,137

*	Minimum payments have not been reduced by minimum sublease rentals of $15,000 due in the future under non-cancelable subleases.

The following schedule shows the composition of total rental expense for all operating leases except those with terms of a month or less that were not renewed:

	Years Ending December 31,
(in thousands of dollars)	2017	2016	2015

Minimum rentals	$2,834	$2,841	$2,834
Less: Sublease rentals	(15)	(15)	(29)

	$2,819	$2,826	$2,805

Please see Note 19 for additional information on leases.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2017, 2016 and 2015

15.	Separate Accounts

The Company is licensed to issue VUL and deferred variable annuity contracts. Effective September 30, 2012, the Company stopped issuing new variable annuity contracts. The assets and liabilities held for VUL, Farmers EssentialLife VUL, Accumulator VUL and deferred variable annuity contracts are held in the Accounts, which are legally segregated from the general assets of the Company. As of December 31, 2017, there were 36 subaccounts available for the VUL products, 47 subaccounts available for variable annuity, 41 subaccounts available for Farmers EssentialLife VUL and 21 subaccounts available for the Accumulator VUL product. The sub-accounts invest in underlying mutual fund portfolios. Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that same portfolio. The deposits collected for variable contracts are invested at the direction of the contract holders in the subaccounts that comprise the Accounts. Absent any contract provisions wherein the Company contractually guarantees either a minimum return or account value, the contract holders bear the investment risk that the subaccounts may not meet their stated objectives. The assets of the Accounts are carried at fair value. The Accounts’ liabilities represent the contract holders’ claims to the related assets. Investment income and realized capital gains and losses of the Accounts accrue directly to the contract holders and, therefore, are not included in the Company’s statutory basis statements of operations. Mortality, policy administration, and surrender charges to all accounts are included in the revenues of the Company.

As of December 31, 2017 the separate account assets that are legally insulated from the general account claims are as follows:

(in thousands of dollars)	Legally Insulated Assets

Farmers Variable Annuity	$227,622
Farmers Variable Universal Life	348,026
Farmers LifeAccumulator VUL	26,840
Farmers EssentialLife VUL	204,310

$806,798

Only the Company’s Variable Annuity has separate account products with guarantees backed by the general account. The maximum guarantee for separate account products as of December 31, 2017 is $373,807,000. The fund value is $367,429,000. The maximum guarantee excess is $6,378,000.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2017, 2016 and 2015

The risk charges paid by the separate account to the general account for the past five years as compensation for the risk taken by the general account are as follows:

(in thousands of dollars)
Risk
Year	Charges

2017	$306
2016	303
2015	333
2014	357
2013	339

The amounts paid by the general account due to separate account guarantees during the past five years consisted of the following:

(in thousands of dollars)	Separate Account Guarantees

Year

2017	$209
2016	167
2015	47
2014	33
2013	138

Premiums, considerations or deposits received for the years ended December 31, 2017, 2016 and 2015, were approximately $112,706,000, $102,436,000 and $98,520,000, respectively.

Reserves for accounts with assets as of December 31, 2017 and 2016, at market value are approximately $781,258,000 and $650,754,000, respectively. The entire reserve amount is subject to discretionary withdrawal. Since all investment returns are credited directly to the policyholders, no reserves are held for asset default risk in lieu of AVR.

A reconciliation of net transfers to separate accounts for the years ended December 31, 2017, 2016 and 2015 is as follows:

(in thousands of dollars)	2017	2016	2015

Transfers (from)/to as reported in the statements of operations of the separate accounts	$728	$5,851	$2,508
Less: Sundry general income/(expense)	107	(23)	(107)
Transfers ceded to Reinsurer	(308)	—	—

Net transfers (from)/to separate accounts	$527	$5,828	$2,401

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2017, 2016 and 2015

16.	Premium and Annuity Considerations Deferred and Uncollected

The following are deferred and uncollected life and accident and health insurance premiums and annuity considerations as of December 31, 2017 and 2016:

	2017		2016
(in thousands of dollars)	Gross	Net of Loading	Gross	Net of Loading

Type
Ordinary new business	$7,459	$1,383	$7,393	$1,392
Ordinary renewal	156,239	91,268	161,003	94,115

	$163,698	$92,651	$168,396	$95,507

17.	Analysis of Annuity Actuarial Reserves and Deposit-Type Liabilities By Withdrawal Characteristics

The following is the analysis of annuity actuarial reserves and deposit-type liabilities by withdrawal characteristics as of December 31, 2017 and 2016:

(in thousands of dollars)	2017
	General Account	Separate Account with Guarantees	Total	% of Total
Subject to discretionary withdrawal:
At book value less current surrender charge of 5% or more	$228,882	$—	$228,882	8.8%
At fair value	—	227,040	227,040	8.7

Total with market value adjustment or at fair value	228,882	227,040	455,922	17.5
At book value without adjustment (minimal or no charge or adjustment)	1,612,542	—	1,612,542	61.7
Not subject to discretionary withdrawal	545,093	—	545,093	20.8

Total	2,386,517	227,040	2,613,557	100.0%

Reinsurance ceded	2,060,632	—	2,060,632

Total (net)	325,885	227,040	552,925

(in thousands of dollars)	2016
	General Account	Separate Account with Guarantees	Total	% of Total
Subject to discretionary withdrawal:
At book value less current surrender charge of 5% or more	$285,224	$—	$285,224	10.7%
At fair value	—	212,358	212,358	8.0

Total with market value adjustment or at fair value	285,224	212,358	497,582	18.7
At book value without adjustment (minimal or no charge or adjustment)	1,593,601	—	1,593,601	60.1
Not subject to discretionary withdrawal	562,082	—	562,082	21.2

Total	$2,440,907	$212,358	$2,653,265	100.0%

18.	Reconciliation to Annual Statement

At December 31, 2017 there was an annual statement to audited statement adjustment for the cash flow statement to tie back the federal and foreign income taxes paid line ($58,100,000) back to the actual cash payments made for the year ($66,500,000) net of the settlement with FGI for 2017 ($8,400,000).

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2017, 2016 and 2015

There was an annual statement to audited statement adjustment as of December 31, 2017 for the cash flow statement presentation of reinsurance transaction of $2,280,901,000 with Reinsurance Group of America. For the audited statement we are presenting as non-cash related transaction. While this did not change the total cash balance within the balance sheet it did change the following lines within cash flow statement which is reconciled below:

Statutory Cash Flow Statement	2017 as reported in annual statement ($‘000)	2017 as reported in audited financial statements ($‘000)
1. Premiums collected net of reinsurance	$(1,733,827)	$547,074
2. Net Investment Income	$220,111	$220,148
5. Benefits and loss related payments	$266,973	$487,981
9. Federal and foreign income taxes paid	$52,960	$58,100
11. Net cash from operations	$(1,928,613)	$126,178
12. Bonds	$2,974,674	$693,773
12.8 Total investment proceeds	$3,112,846	$831,945
13.6 Miscellaneous applications	$17,843	$12,740
15. Net cash from investments	$2,256,010	$(19,788)
16.4 Net deposits on deposit-type contracts and other insurance liabilities	$(211,058)	$9,950
17. Net cash from financing and miscellaneous sources	$(364,438)	$(143,430)
19.2 End of year cash balance	$69,193	$69,193

There was an annual statement to audited statement adjustment as of December 31, 2016 for the treatment of a $1,000,000 deposit for the acquisition of a real estate investment property, Pompano Distribution Center II, which is expected to close in September 2017. For the annual statement this was presented in the aggregate write-ins for invested assets, line 11 of page 2. For presentation of the audited statement we are presenting the $1,000,000 within the other assets. This a reclass between two asset lines and does not change the total admitted assets as seen in a reconciliation of the two lines summarized below:

Statutory Balance Sheet Assets page	2016 as reported in annual statement ($‘000)	2016 as reported in audited financial statements ($‘000)
Aggregate write-ins for invested Assets	$1,000	$0
Subtotals, cash and invested assets	$6,179,081	$6,178,081
Other Assets	$33,537	$34,537

Total Admitted Assets	$7,155,345	$7,155,345

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2017, 2016 and 2015

At December 31, 2016 there was an annual statement to audited statement adjustment for the cash flow statement to tie back the federal and foreign income taxes paid line ($66,552,000) back to the actual cash payments made for the year ($76,000,000) net of the settlement with FGI for 2016 ($9,448,000). While this did not change the total cash balance within the balance sheet it did change the following lines within cash flow statement which is reconciled below:

Statutory Cash Flow Statement	2016 as reported in annual statement ($‘000)	2016 as reported in audited financial statements ($‘000)
2. Net Investment Income	$279,205	$272,317
5. Benefit and loss related to payments	$511,297	$520,992
9. Federal and foreign income taxes paid	$70,785	$66,552
11. Net cash from operations	$174,818	$162,468
12.7 Miscellaneous proceeds	$12,592	$10,109
13.6 Miscellaneous applications	$4,205	$1,000
15. Net cash from investments	$(10,865)	$(14,428)
16.6 Other cash provide (applied)	$(11,314)	$(4,213)
17. Net cash from financing and miscellaneous sources	$(111,066)	$(103,965)
19.2 End of year cash balance	$106,234	$106,234

At December 31, 2015, the Company held, directly and indirectly, through its fully owned LLCs, approximately $141 million of real estate investments consisting of 12 properties that are managed by 3rd party property management companies (Managers). Property cash refers to the bank accounts used by the Managers to receive rent, interest and other deposits or pay for expenses related to the day-to-day management of the real estate property. These bank accounts were opened based on W9 form issued with FNWL’s tax identification number. Unless specifically requested, FNWL is not an authorized signatory or granted authority to initiate disbursements. The Managers remits excess cash directly to FNWL’s operating cash account as authorized by FNWL’s asset manager, Zurich Alternative Asset Management (ZAAM), from time to time, typically on a quarterly basis.

In December 2015, the Company reviewed the treatment of property cash and found that it was being included within the aggregate write-in lines for assets on the statutory balance sheet within the debit balance suspense accounts, which are non-admitted, instead of being reported on the cash line as allowed by Statement of Statutory Accounting Principles (SSAP) No. 2 Cash, Drafts,

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2017, 2016 and 2015

and Short-Term Investments. This review of the balance sheet treatment had been conducted as the property cash balances were growing due to recent acquisitions of additional real estate investment properties.

In FNWL’s 2014 and prior statutory audited financial statements, the property cash that was contained in the debit balance suspense accounts was treated as non-admitted as it was captured as a part of the debit balance suspense and non-admission journal entries.

As of December 31, 2015, the property cash balance was $8,812,000, and was reclassified for purposes of these audited financial statements to the asset line cash, cash equivalents and short-term investments. This reclassification impacted the statutory balance sheet, statutory statement of capital and surplus, and statutory cash flow statement for 2015 by reflecting an increase in cash, total admitted assets and surplus in the amounts of property cash at each period end.

There was no impact to net income or total liabilities in any year as a result of this reclassification. The impacts of the reclass to the statutory balance sheet, statutory statement of changes in capital and surplus; and statement of cash flows for the change in the reporting of property cash are summarized below:

Statutory Balance Sheet	2015 as reported in annual statement ($‘000)	2015 as reported in audited financial statements ($‘000)
Cash, cash equivalents and short-term investments	$53,347	$62,159

Total admitted assets	$7,048,915	$7,057,727

Total capital and surplus	$481,486	$490,298

Statement of Changes in Capital and Surplus	Unassigned Surplus as reported in annual statement ($‘000)	Unassigned Surplus as reported in the audited financial statements ($‘000)	Total Capital and Surplus as previously reported ($‘000)	Total Capital and Surplus as reported in the audited financial statements ($‘000)
Change in net deferred income tax	($6,428)	($9,512)	($6,428)	($9,512)
Change in nonadmitted assets	$3,434	$15,330	$3,434	$15,330
Balances at December 31, 2015	$471,687	$480,499	$481,486	$490,298

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2017, 2016 and 2015

Statement of Cash Flows	2015 as reported in annual statement ($‘000)	2015 as reported in the audited financial statements ($‘000)
Other cash (applied) / provided	($29,268)	($20,456)
Net cash used by financing and miscellaneous sources	($142,749)	($133,937)
Net change in cash, cash equivalents and short-term investments	($23,795)	($14,983)
Cash, cash equivalents and short-term investments End of Year	$53,347	$62,159

19.	Subsequent Events

The Company is recognizing a Type II subsequent event from entering into a lease commitment on January 22, 2018, which was after the balance sheet date of these financials, but before the statements were issued. The long term (127 month) operating lease is for office space with a lease inception date of November 1, 2018 and expiration date of May 31, 2029. The estimated total minimum rental payments required by the lease is $21,178,432. The Company does not believe this event will have a material impact on its financial condition.

The Company is recognizing a Type II subsequent event from entering into a lease commitment on March 30, 2018, which was after the balance sheet date of these financials, but before the statements were issued. The long term (63 month) operating lease is for office space with a lease inception date of March 30, 2018 and expiration date of June 31, 2023. The estimated total minimum rental payments required by the lease is $2,897,829. The Company does not believe this event will have a material impact on its financial condition.

SUPPLEMENTAL SCHEDULES

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Supplemental Schedule of Assets and Liabilities

Year Ended December 31, 2017

The following is a summary of certain financial data included in other exhibits and schedules subjected to audit procedures by independent accountants and utilized by actuaries in the determination of reserves:

Investment income earned

U.S. government bonds	$8,829,639
Other bonds (unaffiliated)	137,831,091
Common stocks (unaffiliated)	86,841
Mortgage loans	22,281,144
Real estate	12,603,891
Contract loans	19,981,386
Cash, cash equivalents and short-term investments	732,073
Aggregate write-ins for investment income	804,895

Total gross investment income	$203,150,960

Real estate owned - book value less encumbrances	$140,527,660

Mortgage loans - book value
Commercial mortgages	$578,689,207

Total mortgage loans	$578,689,207

Mortgage loans by standing - book value
Good standing	$578,689,207

Other long-term invested assets (Schedule BA) - statement value	$100,000,000

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Supplemental Schedule of Assets and Liabilities

Year Ended December 31, 2017

Bonds and short-term investments by class and maturity
Bonds by maturity-statement value
Due with 1 year or less	$157,069,986
Over 1 year through 5 years	906,777,720
Over 5 years through 10 years	790,449,567
Over 10 years through 20 years	700,596,149
Over 20 years	310,131,925

Total by maturity	$2,865,025,347

Bonds by class - statement value
Class 1	$1,786,605,490
Class 2	960,410,220
Class 3	85,090,866
Class 4	24,168,985
Class 5	8,749,622
Class 6	164

Total by class	$2,865,025,347

Total bonds publicly traded	$1,578,419,044

Total bonds privately placed	$1,286,606,303

Common stocks - equity value	$3,225,629

Short-term investments - book value	$49,262,009

Cash on deposit	$19,931,097

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Supplemental Schedule of Assets and Liabilities

Year Ended December 31, 2017

(in thousands of dollars)

Life insurance in force:
Industrial	$—

Ordinary	$68,818,910

Credit life	$—

Group life	$1,736

Amount of additional accidental death benefits in force under ordinary policies	$2,748,122

Life insurance policies with disability provisions in force:
Industrial	$—

Ordinary	$36,758,341

Credit life	$—

Group life	$245

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Supplemental Schedule of Assets and Liabilities

Year Ended December 31, 2017

Supplementary contracts in force:
Ordinary - not involving life contingencies
Amount on deposit	$23,403,409

Income payable	$116,886

Ordinary - involving life contingencies
Income payable	$129,053

Annuities
Ordinary
Immediate-amount of income payable	$10,655,159

Deferred-fully paid-account balance	$—

Deferred-not fully paid account balance	$—

Accident and health insurance-premiums in force:
Ordinary	$19,537,042

Group	$24

Credit	$—

Deposit funds and dividend accumulations
Deposit funds-account-balance	$162,462,836

Other accidental and health
2017	$2,246,000

2016	$2,905,000

2015	$4,222,000

2014	$3,225,000

2013	$1,886,000

Prior years	$1,750,000

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Supplemental Summary Investment Schedule and

Investment Risk Interrogatories

Year Ended December 31, 2017

The following is a summary of certain financial data included in other exhibits and schedules in the Company’s 2017 statutory annual financial statement as filed with state regulatory authorities.

The Company’s gross investment holdings as filed in the 2017 Audited Statement are $4,054,595,332.

	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
	Amount	Percentage	Amount	Percentage

Investment Categories

Bonds
U.S. treasury securities	$355,001,736	8.756%	$355,001,736	8.756%
U.S. government obligations issued by U.S. government-sponsored agencies	199,370	0.005%	199,370	0.005%
Foreign government (including Canadian, excluding mortgage-backed securities)	3,076,083	0.076%	3,076,083	0.076%
Securities issued by states, territories and possessions and political subdivisions in the U.S.	5,195,935	0.128%	5,195,935	0.128%
Political subdivisions of state, territories and possessions general obligations	18,976,295	0.468%	18,976,295	0.468%
Revenue and assessment obligations
Mortgage-backed securities	62,886,018	1.551%	62,886,018	1.551%
Pass-through securities
Guaranteed by GNMA	11,279,284	0.278%	11,279,284	0.278%
Issued by FNMA, FHLMC & GNMA	83,540,982	2.060%	83,540,982	2.060%
All other	165	0.000%	165	0.000%
CMOs and REMICs
Issued by FNMA and FHLMC	269,944,141	6.658%	269,944,141	6.658%
Issued by non-U.S. government issuers
All other	176,099,317	4.343%	176,099,317	4.343%
Other debt and other fixed income securities (excludes short-term)
Unaffiliated domestic securities (includes credit tenant loans rated by the SVO)	1,554,345,223	38.335%	1,554,345,223	38.335%
Unaffiliated foreign securities	324,480,798	8.003%	324,480,798	8.003%
Equity interests
Unaffiliated	3,225,629	0.080%	3,225,629	0.080%
Mortgage loans
Commercial loans	578,689,207	14.272%	578,689,207	14.272%
Real estate investments
Property held for the production of income	135,686,536	3.346%	135,686,536	3.346%
Property held for sale	4,841,124	0.119%	4,841,124	0.119%
Contract loans	283,720,947	6.998%	283,720,947	6.998%
Receivables for Securities	3,535,436	0.087%	3,535,436	0.087%
Securities Lending	10,678,000	0.263%	10,678,000	0.263%
Cash, cash equivalents and short-term investments	69,193,106	1.707%	69,193,106	1.707%
Other invested assets	100,000,000	2.466%	100,000,000	2.466%

Total invested assets	$4,054,595,332	100.00%	$4,054,595,332	100.00%

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Supplemental Summary Investment Schedule and

Investment Risk Interrogatories

Year Ended December 31, 2017

The Company’s total admitted assets, excluding separate account assets, as filed in the 2017 Annual Statement were $4,320,521,929.

The Company’s ten largest exposures to a single issuer/borrower/investment, excluding U.S. government, U.S. government agency securities and those U.S. government money market funds listed in the Appendix to the NAIC SVO Purposes and Procedures Manual as exempt, property occupied by the Company and policy loans are as follows:

Investments	Description of Exposure	Amount	Percentage of Total Admitted Assets

Farmers Insurance Exchange	Surplus Note	$100,000,000	2.3%
Mount Evans 2 Ltd.	Corporate Bonds	84,967,738	2.0%
Majestic Realty Company	Mortgage Loan	41,673,126	1.0%
FNR 2016-95/97/101/99/94/88	Mortgage-Backed Securities	41,574,186	1.0%
AEW Capital Management	Mortgage Loan	35,035,814	0.8%
Galvin (CHI Ind 1 LLC)	Direct Real Estate	26,559,920	0.6%
Franklin (BOS Office 3 LLC)	Direct Real Estate	25,710,053	0.6%
Stockbridge Capital Group	Mortgage Loan	25,291,539	0.6%
Garden Homes	Mortgage Loan	23,841,446	0.6%
Portrero (SF Industrial 1, LLC)	Direct Real Estate	23,832,404	0.6%

The amounts and percentages of the Company’s total admitted assets held in bonds by NAIC rating are as follows:

	Bonds
	Book Value	Percentage

NAIC - 1	$1,786,605,490	41.35%
NAIC - 2	960,410,220	22.23%
NAIC - 3	85,090,866	1.97%
NAIC - 4	24,168,985	0.56%
NAIC - 5	8,749,622	0.20%
NAIC - 6	164	0.00%

	$2,865,025,347	66.31%

The Company holds admitted assets in foreign investments of approximately $230,188,435 or 5.3% of total admitted assets.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Supplemental Summary Investment Schedule and

Investment Risk Interrogatories

Year Ended December 31, 2017

The amounts and percentages of the Company’s total admitted assets held in aggregate foreign investment exposures categorized by NAIC sovereign rating are as follows:

	Amount	Percentage of Total Admitted Assets

Countries rated NAIC - 1	$222,837,803	5.2%
Countries rated NAIC - 2	7,350,632	0.2%
Countries rated NAIC - 3 or below	—	0.0%

	$230,188,435	5.3%

The Company’s largest foreign investment exposures to a single country, categorized by the country’s NAIC sovereign rating:

	Amount	Percentage of Total Admitted Assets

Countries rated NAIC - 1
United Kingdom	$109,407,337	2.5%
Australia	38,924,911	0.9%

Countries rated NAIC -2
Italy	7,350,632	0.2%

Countries rated NAIC - 3 or below

Questions 7 through 9 are not applicable as the Company does not have unhedged foreign currency exposure.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Supplemental Summary Investment Schedule and

Investment Risk Interrogatories

Year Ended December 31, 2017

The Company’s ten largest non-sovereign foreign issues and related amounts and percentages of total admitted assets are listed below:

NAIC Rating	Issuer	Amount	Percentage of Total Admitted Assets

2FE	Mount Evans 2 Ltd.	$84,967,738	2.0%
1	FONTERRA CO-OPERATIVE GROUP LTD	16,041,528	0.4%
2FE	WINDMW GMBH	11,459,858	0.3%
2	TRANSURBAN FINANCE CO PTY LTD	10,588,087	0.2%
3	MURRAY GOULBURN COOPERATIVE CO. LTD.	10,441,976	0.2%
2	SAFTE GROUPE SA	10,000,308	0.2%
2FE	ORICA FINANCE LIMITED	9,762,657	0.2%
1FE	HSBC HOLDINGS PLC	8,816,876	0.2%
1FE	EMPRESA DE TRANSPORTE ME	7,882,402	0.2%
2	ARISTON THERMO BENELUX SA	7,350,632	0.2%

The Company holds Canadian investments of approximately $95,913,079 or 2.2% of total admitted assets, which is below the threshold of 2.50%.

Question 12 is not applicable as the Company does not hold any investments with contractual sales restrictions.

The Company holds admitted assets in equity interests of approximately $3,225,629 or .07% of total admitted assets, which is below the threshold of 2.50%.

The Company holds approximately $578,689,207or 13.4% of total admitted assets, in mortgage loans, which is above the threshold of 2.50%. Of the total invested, 13.1% was made in loans with an LTV range of 70% or less, with the remaining 0.3% in the 71-80% range.

The Company holds approximately $140,527,660 or 3.25% of total admitted assets, in investment real estate properties, which is above the threshold of 2.50%

The Company holds the following amounts in securities lending arrangements (not including assets held as collateral for such transactions) as of:

Date	Amount	Percentage of Total Admitted Assets

March 31, 2017 (unaudited)	$18,956,890	Not applicable
June 30, 2017 (unaudited)	—	Not applicable
September 30, 2017 (unaudited)	32,389,470	Not applicable
December 31, 2017	10,678,000	0.247%

Question 21 is not applicable as the Company does not hold any investments in warrants, options, caps and floors.

Questions 22 and 23 are not applicable as the Company holds no investments in collars, swaps, forwards or futures contracts.

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Financial Statements

December 31, 2017

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Farmers New World Life Insurance Company and the Contract Owners of Farmers Annuity Separate Account A

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts of the Farmers Annuity Separate Account A listed in the table below as of December 31, 2017, and related statement of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts in the Farmers Annuity Separate Account A as of December 31, 2017, and the results of each of their operations for the year ended December 31, 2017 and changes in each of their net assets for the years ended December 31, 2017 and 2016 in conformity with accounting principles generally accepted in the United States of America.

Calvert Variable Series, Inc. VP SRI Mid Cap Portfolio	Deutsche Variable Series I – Class A Shares Bond VIP

Deutsche Variable Series I – Class A Shares Core Equity VIP	Deutsche Variable Series I – Class A Shares CROCI® International VIP

Deutsche Variable Series I – Class A Shares Global Small Cap VIP	Deutsche Variable Series II – Class A Shares Government & Agency Securities VIP

Deutsche Variable Series II – Class A Shares Government Money Market VIP	Deutsche Variable Series II – Class A Shares High Income VIP

Deutsche Variable Series II – Class A Shares CROCI® U.S. VIP	Deutsche Variable Series II – Class A Shares Small Mid Cap Growth VIP

Dreyfus Variable Investment Fund – Service Class Shares Opportunistic Small Cap Portfolio	Dreyfus Variable Investment Fund – Service Class Shares Quality Bond Portfolio

Dreyfus Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares Dreyfus Sustainable U.S. Equity Portfolio	Fidelity Variable Insurance Products (“VIP”) Funds – Service Class Shares VIP Growth Portfolio

Fidelity Variable Insurance Products (“VIP”) Funds – Service Class Shares VIP Index 500 Portfolio	Fidelity Variable Insurance Products (“VIP”) Funds – Service Class Shares VIP Mid Cap Portfolio

Fidelity VIP Freedom Funds – Service Class 2 Shares VIP Freedom 2005 Portfolio	Fidelity VIP Freedom Funds – Service Class 2 Shares VIP Freedom 2010 Portfolio

Fidelity VIP Freedom Funds – Service Class 2 Shares VIP Freedom 2015 Portfolio	Fidelity VIP Freedom Funds – Service Class 2 Shares VIP Freedom 2020 Portfolio

Fidelity VIP Freedom Funds – Service Class 2 Shares VIP Freedom 2025 Portfolio	Fidelity VIP Freedom Funds – Service Class 2 Shares VIP Freedom 2030 Portfolio

Fidelity VIP Freedom Funds – Service Class 2 Shares VIP Freedom Income Portfolio	Fidelity VIP FundsManager Portfolios – Service Class 2 Shares VIP FundsManager 20% Portfolio

Fidelity VIP FundsManager Portfolios – Service Class 2 Shares VIP FundsManager 50% Portfolio	Fidelity VIP FundsManager Portfolios – Service Class 2 Shares VIP FundsManager 70% Portfolio

Fidelity VIP FundsManager Portfolios – Service Class 2 Shares VIP FundsManager 85% Portfolio	Franklin Templeton Variable Insurance Products Trust – Class 2 Shares Developing Markets VIP Fund

Franklin Templeton Variable Insurance Products Trust – Class 2 Shares Small - Mid Cap Growth VIP Fund	Franklin Templeton Variable Insurance Products Trust – Class 2 Shares Small Cap Value VIP Fund

Goldman Sachs Variable Insurance Trust – Institutional Class Shares Mid Cap Value Fund	Goldman Sachs Variable Insurance Trust – Institutional Class Shares Small Cap Equity Insights Fund

Goldman Sachs Variable Insurance Trust – Institutional Class Shares Strategic Growth Fund	Janus Henderson VIT Balanced Portfolio (Service Shares)

Janus Henderson VIT Enterprise Portfolio (Service Shares)	Janus Henderson VIT Forty Portfolio (Institutional Shares)

PIMCO Variable Insurance Trust – Administrative Class Shares VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)	PIMCO Variable Insurance Trust – Administrative Class Shares VIT Low Duration Portfolio

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds Capital Appreciation Account	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds Equity Income Account

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds MidCap Account	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds SmallCap Account

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios SAM Balanced Portfolio	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios SAM Conservative Balanced Portfolio

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios SAM Conservative Growth Portfolio	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios SAM Flexible Income Portfolio

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios SAM Strategic Growth Portfolio

Basis for Opinions

These financial statements are the responsibility of Farmers New World Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts in the Farmers Annuity Separate Account A based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to each of the subaccounts in the Farmers Annuity Separate Account A in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

2

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the transfer agents. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California

May 17, 2018

We have served as the auditor of one or more of the subaccounts in Farmers Annuity Separate Account A since 2001.

3

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2017

	Calvert Variable Series, Inc.	Deutsche Variable Series I – Class A Shares				Deutsche Variable Series II – Class A Shares
	VP SRI Mid Cap Portfolio	Bond VIP	Core Equity VIP	CROCI® International VIP	Global Small Cap VIP	Government & Agency Securities VIP	Government Money Market VIP	High Income VIP
Assets
Investments, at fair value	$289,906	$4,611,522	$3,629,764	$4,629,849	$4,170,024	$2,486,971	$819,928	$3,636,822

Dividends receivable	—	—	—	—	—	—	279	—

Total assets	289,906	4,611,522	3,629,764	4,629,849	4,170,024	2,486,971	820,207	3,636,822

Liabilities	—	—	—	—	—	—	—	—

Total liabilities	—	—	—	—	—	—	—	—

Net assets	$289,906	$4,611,522	$3,629,764	$4,629,849	$4,170,024	$2,486,971	$820,207	$3,636,822

Accumulation units outstanding	13,689	293,795	175,789	595,043	166,012	147,159	78,435	162,878
Unit value of accumulation units	$21.18	$15.70	$20.65	$7.78	$25.12	$16.90	$10.46	$22.33
Shares owned in each portfolio	9,071	809,039	247,935	630,770	323,258	223,047	819,927	571,827
Market value per share	$31.96	$5.70	$14.64	$7.34	$12.90	$11.15	$1.00	$6.36
Cost of investments	$242,559	$4,510,683	$2,133,734	$4,397,620	$3,421,488	$2,605,490	$819,927	$3,589,231

The accompanying notes are an integral part of these financial statements.

4

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2017

	Deutsche Variable Series II – Class A Shares, continued		Dreyfus Variable Investment Fund – Service Class Shares		Dreyfus Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares	Fidelity Variable Insurance Products (“VIP”) Funds – Service Class Shares
	CROCI® U.S. VIP (1)	Small Mid Cap Growth VIP	Opportunistic Small Cap Portfolio	Quality Bond Portfolio	Dreyfus Sustainable U.S. Equity Portfolio (2)	VIP Growth Portfolio	VIP Index 500 Portfolio	VIP Mid Cap Portfolio
Assets
Investments, at fair value	$10,682,847	$349,331	$2,468,483	$781,239	$218,489	$9,206,221	$11,366,584	$7,454,694

Dividends receivable	—	—	—	—	—	—	—	—

Total assets	10,682,847	349,331	2,468,483	781,239	218,489	9,206,221	11,366,584	7,454,694

Liabilities	—	—	—	—	—	—	—	—

Total liabilities	—	—	—	—	—	—	—	—

Net assets	$10,682,847	$349,331	$2,468,483	$781,239	$218,489	$9,206,221	$11,366,584	$7,454,694

Accumulation units outstanding	326,128	39,879	122,347	51,810	13,109	440,495	487,931	171,525
Unit value of accumulation units	$32.76	$8.76	$20.18	$15.08	$16.67	$20.90	$23.30	$43.46
Shares owned in each portfolio	641,998	15,922	41,846	65,595	5,490	124,813	42,063	193,127
Market value per share	$16.64	$21.94	$58.99	$11.91	$39.80	$73.76	$270.23	$38.60
Cost of investments	$8,464,766	$203,237	$1,269,220	$723,868	$193,761	$4,705,689	$6,454,770	$5,065,667

(1)	The Deutsche Large Cap Value VIP-A subaccount changed its name to Deutsche CROCI® U.S. VIP-A, effective May 1, 2017.
(2)	The Dreyfus Socially Responsible Growth subaccount changed its name to Dreyfus Sustainable U.S. Equity Portfolio, effective May 1, 2017.

The accompanying notes are an integral part of these financial statements.

5

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2017

	Fidelity VIP Freedom Funds – Service Class 2 Shares							Fidelity VIP FundsManager Portfolios – Service Class 2 Shares
	VIP Freedom 2005 Portfolio	VIP Freedom 2010 Portfolio	VIP Freedom 2015 Portfolio	VIP Freedom 2020 Portfolio	VIP Freedom 2025 Portfolio	VIP Freedom 2030 Portfolio	VIP Freedom Income Portfolio	VIP FundsManager 20% Portfolio
Assets
Investments, at fair value	$8,035	$248,070	$611,024	$1,548,567	$1,491,097	$1,271,293	$238,119	$528,842

Dividends receivable	—	—	—	—	—	—	—	—

Total assets	8,035	248,070	611,024	1,548,567	1,491,097	1,271,293	238,119	528,842

Liabilities	—	—	—	—	—	—	—	—

Total liabilities	—	—	—	—	—	—	—	—

Net assets	$8,035	$248,070	$611,024	$1,548,567	$1,491,097	$1,271,293	$238,119	$528,842

Accumulation units outstanding	561	16,203	38,663	96,160	88,275	73,678	18,180	41,624
Unit value of accumulation units	$14.32	$15.31	$15.80	$16.10	$16.89	$17.25	$13.10	$12.71
Shares owned in each portfolio	650	18,582	44,895	111,088	102,551	87,075	20,545	45,590
Market value per share	$12.36	$13.35	$13.61	$13.94	$14.54	$14.60	$11.59	$11.60
Cost of investments	$7,403	$178,736	$439,391	$1,170,284	$1,170,257	$962,985	$213,727	$488,970

The accompanying notes are an integral part of these financial statements.

6

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2017

	Fidelity VIP FundsManager Portfolios – Service Class 2 Shares, continued			Franklin Templeton Variable Insurance Products Trust – Class 2 Shares			Goldman Sachs Variable Insurance Trust – Institutional Class Shares
	VIP FundsManager 50% Portfolio	VIP FundsManager 70% Portfolio	VIP FundsManager 85% Portfolio	Developing Markets VIP Fund	Small – Mid Cap Growth VIP Fund	Small Cap Value VIP Fund	Mid Cap Value Fund	Small Cap Equity Insights Fund
Assets
Investments, at fair value	$1,332,604	$1,931,239	$2,822,812	$2,011,046	$2,972,639	$3,324,393	$3,858,446	$912,577

Dividends receivable	—	—	—	—	—	—	—	—

Total assets	1,332,604	1,931,239	2,822,812	2,011,046	2,972,639	3,324,393	3,858,446	912,577

Liabilities	—	—	—	—	—	—	—	—

Total liabilities	—	—	—	—	—	—	—	—

Net assets	$1,332,604	$1,931,239	$2,822,812	$2,011,046	$2,972,639	$3,324,393	$3,858,446	$912,577

Accumulation units outstanding	85,932	114,099	159,640	87,961	138,191	128,686	106,444	31,091
Unit value of accumulation units	$15.51	$16.93	$17.68	$22.86	$21.51	$25.83	$36.25	$29.35
Shares owned in each portfolio	98,858	138,044	198,231	196,583	166,721	167,899	228,041	66,806
Market value per share	$13.48	$13.99	$14.24	$10.23	$17.83	$19.80	$16.92	$13.66
Cost of investments	$1,040,292	$1,398,804	$1,782,697	$1,428,511	$2,876,662	$2,730,780	$3,052,417	$744,490

The accompanying notes are an integral part of these financial statements.

7

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2017

	Goldman Sachs Variable Insurance Trust – Institutional Class Shares, continued	Janus Henderson			PIMCO Variable Insurance Trust – Administrative Class Shares		Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds
	Strategic Growth Fund	VIT Balanced Portfolio (Service Shares) (3)	VIT Enterprise Portfolio (Service Shares) (4)	VIT Forty Portfolio (Institutional Shares) (5)	VIT Foreign Bond Portfolio (U.S. Dollar- Hedged)	VIT Low Duration Portfolio	Capital Appreciation Account	Equity Income Account
Assets
Investments, at fair value	$5,028,306	$7,588,977	$999,313	$14,477,677	$2,934,264	$3,636,182	$1,041,202	$6,728,090

Dividends receivable	—	—	—	—	—	—	—	—

Total assets	5,028,306	7,588,977	999,313	14,477,677	2,934,264	3,636,182	1,041,202	6,728,090

Liabilities	—	—	—	—	—	—	—	—

Total liabilities	—	—	—	—	—	—	—	—

Net assets	$5,028,306	$7,588,977	$999,313	$14,477,677	$2,934,264	$3,636,182	$1,041,202	$6,728,090

Accumulation units outstanding	237,806	303,581	34,338	767,655	139,421	240,757	38,886	212,249
Unit value of accumulation units	$21.14	$25.00	$29.10	$18.86	$21.05	$15.10	$26.78	$31.70
Shares owned in each portfolio	254,856	204,610	14,989	364,127	271,943	355,096	36,844	260,073
Market value per share	$19.73	$37.09	$66.67	$39.76	$10.79	$10.24	$28.26	$25.87
Cost of investments	$2,962,948	$5,554,265	$497,273	$10,677,339	$2,731,963	$3,551,839	$763,103	$4,508,294

(3)	The Janus Aspen Balanced Portfolio subaccount changed its name to Janus Henderson VIT Balanced portfolio, effective June 5, 2017.
(4)	The Janus Enterprise Balanced Portfolio subaccount changed its name to Janus Henderson VIT Enterprise portfolio, effective June 5, 2017.
(5)	The Janus Forty Balanced Portfolio changed its name to Janus Henderson VIT Forty Balanced portfolio, effective June 5, 2017.

The accompanying notes are an integral part of these financial statements.

8

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2017

	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds, continued		Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
	MidCap Account	SmallCap Account	SAM Balanced Portfolio	SAM Conservative Balanced Portfolio	SAM Conservative Growth Portfolio	SAM Flexible Income Portfolio	SAM Strategic Growth Portfolio
Assets
Investments, at fair value	$4,425,928	$1,531,219	$29,720,177	$6,531,528	$25,355,137	$6,912,237	$18,798,198

Dividends receivable	—	—	—	—	—	—	—

Total assets	4,425,928	1,531,219	29,720,177	6,531,528	25,355,137	6,912,237	18,798,198

Liabilities	—	—	—	—	—	—	—

Total liabilities	—	—	—	—	—	—	—

Net assets	$4,425,928	$1,531,219	$29,720,177	$6,531,528	$25,355,137	$6,912,237	$18,798,198

Accumulation units outstanding	31,961	130,261	1,191,201	299,710	924,076	348,046	646,165
Unit value of accumulation units	$138.48	$11.76	$24.95	$21.79	$27.44	$19.86	$29.09
Shares owned in each portfolio	74,940	89,808	1,890,596	535,810	1,293,629	538,756	875,964
Market value per share	$59.06	$17.05	$15.72	$12.19	$19.60	$12.83	$21.46
Cost of investments	$3,030,463	$1,348,932	$27,946,848	$6,075,947	$20,983,112	$6,542,119	$15,644,428

The accompanying notes are an integral part of these financial statements.

9

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Operations

Year Ended December 31, 2017

	Calvert Variable Series, Inc.	Deutsche Variable Series I – Class A Shares				Deutsche Variable Series II – Class A Shares
	VP SRI Mid Cap Portfolio	Bond VIP	Core Equity VIP	CROCI® International VIP	Global Small Cap VIP	Government & Agency Securities VIP	Government Money Market VIP	High Income VIP
Investment income

Dividend income	$1,979	$109,781	$41,420	$300,868	$—	$66,348	$4,020	$213,164

Total investment income	1,979	109,781	41,420	300,868	—	66,348	4,020	213,164

Expenses
Mortality and expense risk	3,259	49,373	38,792	46,288	45,132	29,049	10,601	39,794
Administration charges	567	8,967	6,894	8,638	8,416	5,126	1,922	7,338

Total expenses	3,826	58,340	45,686	54,926	53,548	34,175	12,523	47,132

Net investment income (loss)	(1,847)	51,441	(4,266)	245,942	(53,548)	32,173	(8,503)	166,032

Realized gains (losses) on investments
Net realized gain (loss) on sale of investments	5,431	3,000	244,365	(12,024)	254,979	(16,806)	—	31,231
Capital gain distributions	—	—	236,255	—	370,632	—	—	—

Net realized gain (loss) on investments	5,431	3,000	480,620	(12,024)	625,611	(16,806)	—	31,231

Net unrealized appreciation (depreciation) of investments
Beginning of period	23,182	(41,719)	1,358,680	(331,727)	604,587	(112,782)	—	13,397
End of period	47,347	100,839	1,496,031	232,229	748,536	(118,518)	—	47,591

Change in net unrealized appreciation (depreciation) of investments	24,165	142,558	137,351	563,956	143,949	(5,736)	—	34,194

Net increase (decrease) in net assets from operations	$27,749	$196,999	$613,705	$797,874	$716,012	$9,631	$(8,503)	$231,457

The accompanying notes are an integral part of these financial statements.

10

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Operations

Year Ended December 31, 2017

	Deutsche Variable Series II – Class A Shares, continued		Dreyfus Variable Investment Fund – Service Class Shares		Dreyfus Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares	Fidelity Variable Insurance Products (“VIP”) Funds – Service Class Shares
	CROCI® U.S. VIP (1)	Small Mid Cap Growth VIP	Opportunistic Small Cap Portfolio	Quality Bond Portfolio	Dreyfus Sustainable U.S. Equity Portfolio (2)	VIP Growth Portfolio	VIP Index 500 Portfolio	VIP Mid Cap Portfolio
Investment income

Dividend income	$155,145	$317	$—	$14,855	$1,863	$10,504	$172,452	$43,222

Total investment income	155,145	317	—	14,855	1,863	10,504	172,452	43,222

Expenses
Mortality and expense risk	112,392	3,524	24,965	8,970	2,000	90,646	108,801	74,337
Administration charges	20,566	648	4,531	1,583	407	16,802	19,899	13,896

Total expenses	132,958	4,172	29,496	10,553	2,407	107,448	128,700	88,233

Net investment income (loss)	22,187	(3,855)	(29,496)	4,302	(544)	(96,944)	43,752	(45,011)

Realized gains (losses) on investments
Net realized gain (loss) on sale of investments	264,940	12,628	181,292	9,954	1,295	699,333	665,123	281,432
Capital gain distributions	—	16,490	27,309	—	13,206	601,166	27,559	321,765

Net realized gain (loss) on investments	264,940	29,118	208,601	9,954	14,501	1,300,499	692,682	603,197

Net unrealized appreciation (depreciation) of investments
Beginning of period	520,895	110,629	902,573	48,770	12,801	3,348,500	3,860,510	1,713,733
End of period	2,218,081	146,094	1,199,263	57,371	24,728	4,500,532	4,911,814	2,389,028

Change in net unrealized appreciation (depreciation) of investments	1,697,186	35,465	296,690	8,601	11,927	1,152,032	1,051,304	675,295

Net increase (decrease) in net assets from operations	$1,984,313	$60,728	$475,795	$22,857	$25,884	$2,355,587	$1,787,738	$1,233,481

(1)	The Deutsche Large Cap Value VIP-A subaccount changed its name to Deutsche CROCI® U.S. VIP-A, effective May 1, 2017.
(2)	The Dreyfus Socially Responsible Growth subaccount changed its name to Dreyfus Sustainable U.S. Equity Portfolio, effective May 1, 2017.

The accompanying notes are an integral part of these financial statements.

11

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Operations

Year Ended December 31, 2017

	Fidelity VIP Freedom Funds – Service Class 2 Shares							Fidelity VIP FundsManager Portfolios – Service Class 2 Shares
	VIP Freedom 2005 Portfolio	VIP Freedom 2010 Portfolio	VIP Freedom 2015 Portfolio	VIP Freedom 2020 Portfolio	VIP Freedom 2025 Portfolio	VIP Freedom 2030 Portfolio	VIP Freedom Income Portfolio	VIP FundsManager 20% Portfolio
Investment income

Dividend income	$118	$3,140	$7,537	$18,965	$17,598	$13,826	$3,073	$5,978

Total investment income	118	3,140	7,537	18,965	17,598	13,826	3,073	5,978

Expenses
Mortality and expense risk	82	2,866	6,495	16,306	14,353	12,656	2,444	5,974
Administration charges	17	492	1,169	3,016	2,479	2,354	459	1,085

Total expenses	99	3,358	7,664	19,322	16,832	15,010	2,903	7,059

Net investment income (loss)	19	(218)	(127)	(357)	766	(1,184)	170	(1,081)

Realized gains (losses) on investments
Net realized gain (loss) on sale of investments	494	13,013	8,060	34,098	41,149	49,848	455	6,548
Capital gain distributions	137	5,057	15,251	41,861	34,854	43,381	1,962	3,075

Net realized gain (loss) on investments	631	18,070	23,311	75,959	76,003	93,229	2,417	9,623

Net unrealized appreciation (depreciation) of investments
Beginning of period	512	60,609	122,065	246,291	215,113	193,477	11,470	17,683
End of period	632	69,334	171,632	378,283	320,840	308,308	24,392	39,872

Change in net unrealized appreciation (depreciation) of investments	120	8,725	49,567	131,992	105,727	114,831	12,922	22,189

Net increase (decrease) in net assets from operations	$770	$26,577	$72,751	$207,594	$182,496	$206,876	$15,509	$30,731

The accompanying notes are an integral part of these financial statements.

12

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Operations

Year Ended December 31, 2017

	Fidelity VIP FundsManager Portfolios – Service Class 2 Shares, continued			Franklin Templeton Variable Insurance Products Trust – Class 2 Shares			Goldman Sachs Variable Insurance Trust – Institutional Class Shares
	VIP FundsManager 50% Portfolio	VIP FundsManager 70% Portfolio	VIP FundsManager 85% Portfolio	Developing Markets VIP Fund	Small – Mid Cap Growth VIP Fund	Small Cap Value VIP Fund	Mid Cap Value Fund	Small Cap Equity Insights Fund
Investment income

Dividend income	$13,046	$14,164	$16,217	$18,197	$—	$15,877	$27,645	$4,775

Total investment income	13,046	14,164	16,217	18,197	—	15,877	27,645	4,775

Expenses
Mortality and expense risk	13,404	18,400	30,338	18,877	31,006	32,055	40,964	8,918
Administration charges	2,625	3,549	5,180	3,712	5,748	6,164	7,506	1,722

Total expenses	16,029	21,949	35,518	22,589	36,754	38,219	48,470	10,640

Net investment income (loss)	(2,983)	(7,785)	(19,301)	(4,392)	(36,754)	(22,342)	(20,825)	(5,865)

Realized gains (losses) on investments
Net realized gain (loss) on sale of investments	71,018	31,753	31,792	59,943	34,572	29,817	207,691	42,030
Capital gain distributions	8,071	12,803	25,217	—	277,217	217,153	207,603	97,781

Net realized gain (loss) on investments	79,089	44,556	57,009	59,943	311,789	246,970	415,294	139,811

Net unrealized appreciation (depreciation) of investments
Beginning of period	207,468	284,767	581,076	35,336	(151,127)	532,425	850,905	216,617
End of period	292,312	532,436	1,040,115	582,534	95,976	593,613	806,029	168,087

Change in net unrealized appreciation (depreciation) of investments	84,844	247,669	459,039	547,198	247,103	61,188	(44,876)	(48,530)

Net increase (decrease) in net assets from operations	$160,950	$284,440	$496,747	$602,749	$522,138	$285,816	$349,593	$85,416

The accompanying notes are an integral part of these financial statements.

13

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Operations

Year Ended December 31, 2017

	Goldman Sachs Variable Insurance Trust – Institutional Class Shares, continued	Janus Henderson			PIMCO Variable Insurance Trust – Administrative Class Shares		Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds
	Strategic Growth Fund	VIT Balanced Portfolio (Service Shares) (3)	VIT Enterprise Portfolio (Service Shares) (4)	VIT Forty Portfolio (Institutional Shares) (5)	VIT Foreign Bond Portfolio (U.S. Dollar- Hedged)	VIT Low Duration Portfolio	Capital Appreciation Account	Equity Income Account
Investment income

Dividend income	$24,232	$103,341	$4,997	$—	$140,849	$50,020	$10,134	$126,558

Total investment income	24,232	103,341	4,997	—	140,849	50,020	10,134	126,558

Expenses
Mortality and expense risk	51,670	80,797	9,950	152,964	34,252	40,820	10,790	66,423
Administration charges	9,505	15,121	1,849	28,101	6,257	7,413	1,941	12,394

Total expenses	61,175	95,918	11,799	181,065	40,509	48,233	12,731	78,817

Net investment income (loss)	(36,943)	7,423	(6,802)	(181,065)	100,340	1,787	(2,597)	47,741

Realized gains (losses) on investments
Net realized gain (loss) on sale of investments	410,974	451,221	66,102	810,954	71,112	13,559	18,264	239,393
Capital gain distributions	209,981	14,671	58,118	746,618	—	—	—	303,119

Net realized gain (loss) on investments	620,955	465,892	124,220	1,557,572	71,112	13,559	18,264	542,512

Net unrealized appreciation (depreciation) of investments
Beginning of period	1,450,675	1,333,971	409,763	1,685,283	328,239	97,491	124,912	1,704,285
End of period	2,065,359	2,034,712	502,040	3,800,338	202,302	84,342	278,099	2,219,795

Change in net unrealized appreciation (depreciation) of investments	614,684	700,741	92,277	2,115,055	(125,937)	(13,149)	153,187	515,510

Net increase (decrease) in net assets from operations	$1,198,696	$1,174,056	$209,695	$3,491,562	$45,515	$2,197	$168,854	$1,105,763

(3)	The Janus Aspen Balanced Portfolio subaccount changed its name to Janus Henderson VIT Balanced portfolio, effective June 5, 2017.
(4)	The Janus Enterprise Balanced Portfolio subaccount changed its name to Janus Henderson VIT Enterprise portfolio, effective June 5, 2017.
(5)	The Janus Forty Balanced Portfolio changed its name to Janus Henderson VIT Forty Balanced portfolio, effective June 5, 2017.

The accompanying notes are an integral part of these financial statements.

14

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Operations

Year Ended December 31, 2017

	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds, continued		Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
	MidCap Account	SmallCap Account	SAM Balanced Portfolio	SAM Conservative Balanced Portfolio	SAM Conservative Growth Portfolio	SAM Flexible Income Portfolio	SAM Strategic Growth Portfolio
Investment income

Dividend income	$13,844	$2,162	$559,631	$165,018	$326,903	$213,983	$229,144

Total investment income	13,844	2,162	559,631	165,018	326,903	213,983	229,144

Expenses
Mortality and expense risk	42,497	14,644	319,418	69,328	268,265	73,128	204,248
Administration charges	8,299	2,877	58,571	13,089	49,072	14,251	37,300

Total expenses	50,796	17,521	377,989	82,417	317,337	87,379	241,548

Net investment income (loss)	(36,952)	(15,359)	181,642	82,601	9,566	126,604	(12,404)

Realized gains (losses) on investments
Net realized gain (loss) on sale of investments	168,266	3,588	106,235	61,905	513,819	71,863	463,172
Capital gain distributions	279,142	—	689,392	68,334	533,152	49,884	516,250

Net realized gain (loss) on investments	447,408	3,588	795,627	130,239	1,046,971	121,747	979,422

Net unrealized appreciation (depreciation) of investments
Beginning of period	925,464	14,555	(954,263)	54,127	1,365,166	142,867	658,918
End of period	1,395,464	182,287	1,773,328	455,581	4,372,025	370,118	3,153,769

Change in net unrealized appreciation (depreciation) of investments	470,000	167,732	2,727,591	401,454	3,006,859	227,251	2,494,851

Net increase (decrease) in net assets from operations	$880,456	$155,961	$3,704,860	$614,294	$4,063,396	$475,602	$3,461,869

The accompanying notes are an integral part of these financial statements.

15

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2017 and 2016

	Calvert Variable Series, Inc.		Deutsche Variable Series I – Class A Shares
	VP SRI Mid Cap Portfolio		Bond VIP		Core Equity VIP		CROCI® International VIP
	2017	2016 as revised	2017	2016 as revised	2017	2016 as revised	2017	2016 as revised
Increase (decrease) in net assets from operations
Net investment income (loss)	$(1,847)	$(3,862)	$51,441	$177,646	$(4,266)	$3,339	$245,942	$373,796
Net realized gain (loss) from investment transactions	5,431	49,754	3,000	5,480	480,620	476,171	(12,024)	(39,104)
Change in net unrealized appreciation (depreciation) of investments	24,165	(30,388)	142,558	20,657	137,351	(193,862)	563,956	(365,727)

Net increase (decrease) in net assets from operations	27,749	15,504	196,999	203,783	613,705	285,648	797,874	(31,035)

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	750	800	45,224	34,800	21,587	27,491	44,927	37,826
Transfers for contract benefits and terminations	(19,152)	(33,897)	(503,678)	(392,399)	(414,282)	(285,552)	(308,966)	(318,023)
Contract maintenance charges	(71)	(102)	(1,812)	(2,147)	(1,634)	(1,929)	(2,165)	(2,359)
Transfers between subaccounts (including fixed account), net	9	(3,110)	305,664	419,363	3,040	(86,794)	(13,186)	26,524

Net increase (decrease) in net assets from contract transactions	(18,464)	(36,309)	(154,602)	59,617	(391,289)	(346,784)	(279,390)	(256,032)

Total increase (decrease) in net assets	9,285	(20,805)	42,397	263,400	222,416	(61,136)	518,484	(287,067)
Net assets
Beginning of period	280,621	301,426	4,569,125	4,305,725	3,407,348	3,468,484	4,111,365	4,398,432

End of period	$289,906	$280,621	$4,611,522	$4,569,125	$3,629,764	$3,407,348	$4,629,849	$4,111,365

Analysis of increase (decrease) in units outstanding
Units issued	43	426	22,759	39,763	5,478	1,942	39,229	26,341
Units redeemed	(941)	(2,423)	(33,165)	(34,941)	(26,960)	(23,512)	(81,088)	(67,429)

Increase (decrease) in units outstanding	(898)	(1,997)	(10,406)	4,822	(21,482)	(21,570)	(41,859)	(41,088)
Beginning units	14,587	16,584	304,201	299,379	197,271	218,841	636,902	677,990

Ending units	13,689	14,587	293,795	304,201	175,789	197,271	595,043	636,902

The accompanying notes are an integral part of these financial statements.

16

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2017 and 2016

	Deutsche Variable Series I – Class A Shares, continued		Deutsche Variable Series II – Class A Shares
	Global Small Cap VIP		Government & Agency Securities VIP		Government Money Market VIP		High Income VIP
	2017	2016 as revised	2017	2016 as revised	2017	2016 as revised	2017	2016 as revised
Increase (decrease) in net assets from operations
Net investment income (loss)	$(53,548)	$(37,602)	$32,173	$50,845	$(8,503)	$(12,038)	$166,032	$176,513
Net realized gain (loss) from investment transactions	625,611	683,618	(16,806)	(18,623)	—	—	31,231	(22,232)
Change in net unrealized appreciation (depreciation) of investments	143,949	(642,707)	(5,736)	(33,125)	—	—	34,194	241,527

Net increase (decrease) in net assets from operations	716,012	3,309	9,631	(903)	(8,503)	(12,038)	231,457	395,808

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	38,106	44,268	10,326	12,018	14,083	13,734	23,637	36,470
Transfers for contract benefits and terminations	(515,739)	(419,550)	(260,754)	(386,372)	(423,075)	(141,524)	(366,394)	(328,636)
Contract maintenance charges	(1,852)	(2,139)	(849)	(1,042)	(554)	(649)	(1,386)	(1,568)
Transfers between subaccounts (including fixed account), net	(203,227)	(92,108)	82,486	(36,585)	24,418	397,066	114,134	(126,629)

Net increase (decrease) in net assets from contract transactions	(682,712)	(469,529)	(168,791)	(411,981)	(385,128)	268,627	(230,009)	(420,363)

Total increase (decrease) in net assets	33,300	(466,220)	(159,160)	(412,884)	(393,631)	256,589	1,448	(24,555)
Net assets
Beginning of period	4,136,724	4,602,944	2,646,131	3,059,015	1,213,838	957,249	3,635,374	3,659,929

End of period	$4,170,024	$4,136,724	$2,486,971	$2,646,131	$820,207	$1,213,838	$3,636,822	$3,635,374

Analysis of increase (decrease) in units outstanding
Units issued	6,958	5,889	7,632	8,233	4,209	41,073	199,254	6,216
Units redeemed	(36,236)	(28,491)	(17,519)	(32,340)	(41,416)	(15,006)	(209,088)	(27,098)

Increase (decrease) in units outstanding	(29,278)	(22,602)	(9,887)	(24,107)	(37,207)	26,067	(9,834)	(20,882)
Beginning units	195,290	217,892	157,046	181,153	115,642	89,575	172,712	193,594

Ending units	166,012	195,290	147,159	157,046	78,435	115,642	162,878	172,712

The accompanying notes are an integral part of these financial statements.

17

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2017 and 2016

	Deutsche Variable Series II – Class A Shares, continued				Dreyfus Variable Investment Fund – Service Class Shares
	CROCI® U.S. VIP (1)		Small Mid Cap Growth VIP		Opportunistic Small Cap Portfolio		Quality Bond Portfolio
	2017	2016 as revised	2017	2016 as revised	2017	2016 as revised	2017	2016 as revised
Increase (decrease) in net assets from operations
Net investment income (loss)	$22,187	$(27,898)	$(3,855)	$(3,721)	$(29,496)	$(27,434)	$4,302	$1,739
Net realized gain (loss) from investment transactions	264,940	631,566	29,118	61,268	208,601	359,402	9,954	12,337
Change in net unrealized appreciation (depreciation) of investments	1,697,186	(1,251,235)	35,465	(36,395)	296,690	(35,893)	8,601	(13,449)

Net increase (decrease) in net assets from operations	1,984,313	(647,567)	60,728	21,152	475,795	296,075	22,857	627

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	89,858	91,382	1,282	1,597	11,581	12,426	5,882	5,262
Transfers for contract benefits and terminations	(1,001,122)	(953,820)	(19,015)	(15,510)	(221,973)	(229,601)	(89,920)	(90,409)
Contract maintenance charges	(5,158)	(5,828)	(215)	(244)	(903)	(1,014)	(471)	(526)
Transfers between subaccounts (including fixed account), net	(184,587)	16,078	603	(2,796)	(42,382)	(163,005)	40,250	(2,228)

Net increase (decrease) in net assets from contract transactions	(1,101,009)	(852,188)	(17,345)	(16,953)	(253,677)	(381,194)	(44,259)	(87,901)

Total increase (decrease) in net assets	883,304	(1,499,755)	43,383	4,199	222,118	(85,119)	(21,402)	(87,274)
Net assets
Beginning of period	9,799,543	11,299,298	305,948	301,749	2,246,365	2,331,484	802,641	889,915

End of period	$10,682,847	$9,799,543	$349,331	$305,948	$2,468,483	$2,246,365	$781,239	$802,641

Analysis of increase (decrease) in units outstanding
Units issued	12,036	18,203	331	452	5,032	4,476	3,646	2,511
Units redeemed	(49,065)	(50,131)	(2,607)	(3,024)	(19,514)	(31,151)	(6,558)	(8,392)

Increase (decrease) in units outstanding	(37,029)	(31,928)	(2,276)	(2,572)	(14,482)	(26,675)	(2,912)	(5,881)
Beginning units	363,157	395,085	42,155	44,727	136,829	163,504	54,722	60,603

Ending units	326,128	363,157	39,879	42,155	122,347	136,829	51,810	54,722

(1)	The Deutsche Large Cap Value VIP-A subaccount changed its name to Deutsche CROCI® U.S. VIP-A, effective May 1, 2017.

The accompanying notes are an integral part of these financial statements.

18

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2017 and 2016

	Dreyfus Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares		Fidelity Variable Insurance Products (“VIP”) Funds – Service Class Shares
	Dreyfus Sustainable U.S. Equity Portfolio (2)		VIP Growth Portfolio		VIP Index 500 Portfolio		VIP Mid Cap Portfolio
	2017	2016 as revised	2017	2016 as revised	2017	2016 as revised	2017	2016 as revised
Increase (decrease) in net assets from operations
Net investment income (loss)	$(544)	$(208)	$(96,944)	$(96,270)	$43,752	$5,561	$(45,011)	$(54,393)
Net realized gain (loss) from investment transactions	14,501	22,406	1,300,499	1,408,971	692,682	766,360	603,197	584,734
Change in net unrealized appreciation (depreciation) of investments	11,927	(6,327)	1,152,032	(1,377,566)	1,051,304	22,443	675,295	135,513

Net increase (decrease) in net assets from operations	25,884	15,871	2,355,587	(64,865)	1,787,738	794,364	1,233,481	665,854

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	6,751	1,370	145,662	62,057	83,739	78,271	39,735	47,031
Transfers for contract benefits and terminations	(11,792)	(6,160)	(591,346)	(757,860)	(797,899)	(735,875)	(641,402)	(354,870)
Contract maintenance charges	(113)	(155)	(3,517)	(3,762)	(3,754)	(4,202)	(2,497)	(2,775)
Transfers between subaccounts (including fixed account), net	4,255	(24,482)	(10,614)	(193,595)	2,174,757	(583,493)	9,965	(150,915)

Net increase (decrease) in net assets from contract transactions	(899)	(29,427)	(459,815)	(893,160)	1,456,843	(1,245,299)	(594,199)	(461,529)

Total increase (decrease) in net assets	24,985	(13,556)	1,895,772	(958,025)	3,244,581	(450,935)	639,282	204,325
Net assets
Beginning of period	193,504	207,060	7,310,449	8,268,474	8,122,003	8,572,938	6,815,412	6,611,087

End of period	$218,489	$193,504	$9,206,221	$7,310,449	$11,366,584	$8,122,003	$7,454,694	$6,815,412

Analysis of increase (decrease) in units outstanding
Units issued	737	636	31,422	13,182	121,032	7,991	3,723	5,406
Units redeemed	(853)	(2,825)	(57,078)	(71,367)	(49,869)	(76,549)	(19,222)	(19,084)

Increase (decrease) in units outstanding	(116)	(2,189)	(25,656)	(58,185)	71,163	(68,558)	(15,499)	(13,678)
Beginning units	13,225	15,414	466,151	524,336	416,768	485,326	187,024	200,702

Ending units	13,109	13,225	440,495	466,151	487,931	416,768	171,525	187,024

(2)	The Dreyfus Socially Responsible Growth subaccount changed its name to Dreyfus Sustainable U.S. Equity Portfolio, effective May 1, 2017.

The accompanying notes are an integral part of these financial statements.

19

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2017 and 2016

	Fidelity VIP Freedom Funds – Service Class 2 Shares
	VIP Freedom 2005 Portfolio		VIP Freedom 2010 Portfolio		VIP Freedom 2015 Portfolio		VIP Freedom 2020 Portfolio
	2017	2016 as revised	2017	2016 as revised	2017	2016 as revised	2017	2016 as revised
Increase (decrease) in net assets from operations
Net investment income (loss)	$19	$(2)	$(218)	$(361)	$(127)	$(203)	$(357)	$75
Net realized gain (loss) from investment transactions	631	5,419	18,070	15,448	23,311	21,869	75,959	60,258
Change in net unrealized appreciation (depreciation) of investments	120	(6,615)	8,725	(5,011)	49,567	1,451	131,992	4,084

Net increase (decrease) in net assets from operations	770	(1,198)	26,577	10,076	72,751	23,117	207,594	64,417

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	—	—	—	—	3,250	—	10,360	360
Transfers for contract benefits and terminations	(1,931)	(36,228)	(43,816)	(31,475)	(19,790)	(20,633)	(110,207)	(65,808)
Contract maintenance charges	—	—	(30)	(75)	(92)	(122)	(337)	(461)
Transfers between subaccounts (including fixed account), net	1,500	1,377	3	(55)	1,258	1,160	129	41,359

Net increase (decrease) in net assets from contract transactions	(431)	(34,851)	(43,843)	(31,605)	(15,374)	(19,595)	(100,055)	(24,550)

Total increase (decrease) in net assets	339	(36,049)	(17,266)	(21,529)	57,377	3,522	107,539	39,867
Net assets
Beginning of period	7,696	43,745	265,336	286,865	553,647	550,125	1,441,028	1,401,161

End of period	$8,035	$7,696	$248,070	$265,336	$611,024	$553,647	$1,548,567	$1,441,028

Analysis of increase (decrease) in units outstanding
Units issued	109	120	—	114	466	88	1,428	3,201
Units redeemed	(136)	(2,994)	(3,087)	(2,458)	(1,501)	(1,484)	(7,981)	(4,743)

Increase (decrease) in units outstanding	(27)	(2,874)	(3,087)	(2,344)	(1,035)	(1,396)	(6,553)	(1,542)
Beginning units	588	3,462	19,290	21,634	39,698	41,094	102,710	104,252

Ending units	561	588	16,203	19,290	38,663	39,698	96,157	102,710

The accompanying notes are an integral part of these financial statements.

20

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2017 and 2016

	Fidelity VIP Freedom Funds – Service Class 2 Shares, continued						Fidelity VIP FundsManager Portfolios – Service Class 2 Shares
	VIP Freedom 2025 Portfolio		VIP Freedom 2030 Portfolio		VIP Freedom Income Portfolio		VIP FundsManager 20% Portfolio
	2017	2016 as revised	2017	2016 as revised	2017	2016 as revised	2017	2016 as revised
Increase (decrease) in net assets from operations
Net investment income (loss)	$766	$(655)	$(1,184)	$(444)	$170	$5	$(1,081)	$(240)
Net realized gain (loss) from investment transactions	76,003	78,839	93,229	58,690	2,417	2,536	9,623	11,186
Change in net unrealized appreciation (depreciation) of investments	105,727	(30,918)	114,831	(5,269)	12,922	4,576	22,189	(4,359)

Net increase (decrease) in net assets from operations	182,496	47,266	206,876	52,977	15,509	7,117	30,731	6,587

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	63,757	9,000	34,613	27,050	—	44,280	3,600	25,740
Transfers for contract benefits and terminations	(66,664)	(171,482)	(161,615)	(68,019)	(1,280)	(1,201)	(58,616)	(67,326)
Contract maintenance charges	(226)	(281)	(580)	(685)	(57)	(56)	(88)	(100)
Transfers between subaccounts (including fixed account), net	164,827	58,254	68,236	16,313	4,128	474	11,117	160,861

Net increase (decrease) in net assets from contract transactions	161,694	(104,509)	(59,346)	(25,341)	2,791	43,497	(43,987)	119,175

Total increase (decrease) in net assets	344,190	(57,243)	147,530	27,636	18,300	50,614	(13,256)	125,762
Net assets
Beginning of period	1,146,907	1,204,150	1,123,763	1,096,127	219,819	169,205	542,098	416,336

End of period	$1,491,097	$1,146,907	$1,271,293	$1,123,763	$238,119	$219,819	$528,842	$542,098

Analysis of increase (decrease) in units outstanding
Units issued	17,537	4,839	6,522	3,355	359	3,922	1,216	15,717
Units redeemed	(7,960)	(12,571)	(10,484)	(5,277)	(137)	(215)	(4,699)	(5,669)

Increase (decrease) in units outstanding	9,577	(7,732)	(3,962)	(1,922)	222	3,707	(3,483)	10,048
Beginning units	78,698	86,430	77,640	79,562	17,958	14,251	45,107	35,059

Ending units	88,275	78,698	73,678	77,640	18,180	17,958	41,624	45,107

The accompanying notes are an integral part of these financial statements.

21

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2017 and 2016

	Fidelity VIP FundsManager Portfolios – Service Class 2 Shares, continued						Franklin Templeton Variable Insurance Products Trust – Class 2 Shares
	VIP FundsManager 50% Portfolio		VIP FundsManager 70% Portfolio		VIP FundsManager 85% Portfolio		Developing Markets VIP Fund
	2017	2016 as revised	2017	2016 as revised	2017	2016 as revised	2017	2016 as revised
Increase (decrease) in net assets from operations
Net investment income (loss)	$(2,983)	$(492)	$(7,785)	$(6,536)	$(19,301)	$(14,807)	$(4,392)	$(6,662)
Net realized gain (loss) from investment transactions	79,089	26,695	44,556	614,324	57,009	196,321	59,943	(1,432)
Change in net unrealized appreciation (depreciation) of investments	84,844	12,588	247,669	(693,065)	459,039	(85,143)	547,198	256,809

Net increase (decrease) in net assets from operations	160,950	38,791	284,440	(85,277)	496,747	96,371	602,749	248,715

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	2,915	990	31,844	3,680	2,600	7,800	9,077	14,864
Transfers for contract benefits and terminations	(345,903)	(32,002)	(70,270)	(1,687,521)	(53,454)	(248,539)	(161,292)	(92,951)
Contract maintenance charges	(291)	(331)	(448)	(630)	(214)	(240)	(1,105)	(1,205)
Transfers between subaccounts (including fixed account), net	32,281	318,503	36,983	(89,926)	6,471	3,698	(138,715)	(59,577)

Net increase (decrease) in net assets from contract transactions	(310,998)	287,160	(1,891)	(1,774,397)	(44,597)	(237,281)	(292,035)	(138,869)

Total increase (decrease) in net assets	(150,048)	325,951	282,549	(1,859,674)	452,150	(140,910)	310,714	109,846
Net assets
Beginning of period	1,482,652	1,156,701	1,648,690	3,508,364	2,370,662	2,511,572	1,700,332	1,590,486

End of period	$1,332,604	$1,482,652	$1,931,239	$1,648,690	$2,822,812	$2,370,662	$2,011,046	$1,700,332

Analysis of increase (decrease) in units outstanding
Units issued	12,437	24,636	4,215	16,338	548	811	1,013	1,989
Units redeemed	(34,917)	(2,857)	(4,580)	(153,518)	(3,461)	(17,173)	(16,399)	(10,839)

Increase (decrease) in units outstanding	(22,480)	21,779	(365)	(137,180)	(2,913)	(16,362)	(15,386)	(8,850)
Beginning units	108,412	86,633	114,464	251,644	162,553	178,915	103,347	112,197

Ending units	85,932	108,412	114,099	114,464	159,640	162,553	87,961	103,347

The accompanying notes are an integral part of these financial statements.

22

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2017 and 2016

	Franklin Templeton Variable Insurance Products Trust – Class 2 Shares, continued				Goldman Sachs Variable Insurance Trust – Institutional Class Shares
	Small – Mid Cap Growth VIP Fund		Small Cap Value VIP Fund		Mid Cap Value Fund		Small Cap Equity Insights Fund
	2017	2016 as revised	2017	2016 as revised	2017	2016 as revised	2017	2016 as revised
Increase (decrease) in net assets from operations
Net investment income (loss)	$(36,754)	$(35,587)	$(22,342)	$(11,937)	$(20,825)	$2,855	$(5,865)	$(620)
Net realized gain (loss) from investment transactions	311,789	329,912	246,970	466,766	415,294	158,797	139,811	52,674
Change in net unrealized appreciation (depreciation) of investments	247,103	(227,949)	61,188	231,896	(44,876)	268,438	(48,530)	110,831

Net increase (decrease) in net assets from operations	522,138	66,376	285,816	686,725	349,593	430,090	85,416	162,885

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	27,742	29,856	11,831	21,093	26,048	31,916	13,269	5,545
Transfers for contract benefits and terminations	(322,891)	(138,280)	(77,115)	(86,459)	(417,288)	(325,394)	(82,053)	(73,559)
Contract maintenance charges	(913)	(1,060)	(683)	(785)	(2,109)	(2,379)	(501)	(543)
Transfers between subaccounts (including fixed account), net	(47,305)	(131,774)	40,927	(264,315)	51,903	(111,728)	2,031	(29,402)

Net increase (decrease) in net assets from contract transactions	(343,367)	(241,258)	(25,040)	(330,466)	(341,446)	(407,585)	(67,254)	(97,959)

Total increase (decrease) in net assets	178,771	(174,882)	260,776	356,259	8,147	22,505	18,162	64,926
Net assets
Beginning of period	2,793,868	2,968,750	3,063,617	2,707,358	3,850,299	3,827,794	894,415	829,489

End of period	$2,972,639	$2,793,868	$3,324,393	$3,063,617	$3,858,446	$3,850,299	$912,577	$894,415

Analysis of increase (decrease) in units outstanding
Units issued	5,903	6,416	3,228	4,506	5,824	2,896	1,551	584
Units redeemed	(23,435)	(20,875)	(4,184)	(22,337)	(16,014)	(16,194)	(4,067)	(4,921)

Increase (decrease) in units outstanding	(17,532)	(14,459)	(956)	(17,831)	(10,190)	(13,298)	(2,516)	(4,337)
Beginning units	155,723	170,182	129,642	147,473	116,634	129,932	33,607	37,944

Ending units	138,191	155,723	128,686	129,642	106,444	116,634	31,091	33,607

The accompanying notes are an integral part of these financial statements.

23

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2017 and 2016

	Goldman Sachs Variable Insurance Trust – Institutional Class Shares, continued		Janus Henderson
	Strategic Growth Fund		VIT Balanced Portfolio (Service Shares) (3)		VIT Enterprise Portfolio (Service Shares) (4)		VIT Forty Portfolio (Institutional Shares) (5)
	2017	2016 as revised	2017	2016 as revised	2017	2016 as revised	2017	2016 as revised
Increase (decrease) in net assets from operations
Net investment income (loss)	$(36,943)	$(30,425)	$7,423	$54,202	$(6,802)	$(4,919)	$(181,065)	$(59,204)
Net realized gain (loss) from investment transactions	620,955	301,318	465,892	370,861	124,220	139,218	1,557,572	2,121,302
Change in net unrealized appreciation (depreciation) of investments	614,684	(251,853)	700,741	(191,138)	92,277	(47,078)	2,115,055	(1,971,804)

Net increase (decrease) in net assets from operations	1,198,696	19,040	1,174,056	233,925	209,695	87,221	3,491,562	90,294

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	30,616	33,042	23,382	37,977	15,376	13,166	83,229	91,357
Transfers for contract benefits and terminations	(402,386)	(440,090)	(764,965)	(1,034,246)	(74,985)	(60,296)	(1,437,659)	(1,201,732)
Contract maintenance charges	(2,665)	(2,910)	(1,254)	(1,470)	(514)	(555)	(6,064)	(6,814)
Transfers between subaccounts (including fixed account), net	(139,927)	(95,144)	(677,327)	(49,856)	(8,829)	(34,979)	(483,501)	(203,962)

Net increase (decrease) in net assets from contract transactions	(514,362)	(505,102)	(1,420,164)	(1,047,595)	(68,952)	(82,664)	(1,843,995)	(1,321,151)

Total increase (decrease) in net assets	684,334	(486,062)	(246,108)	(813,670)	140,743	4,557	1,647,567	(1,230,857)
Net assets
Beginning of period	4,343,972	4,830,034	7,835,085	8,648,755	858,570	854,013	12,830,110	14,060,967

End of period	$5,028,306	$4,343,972	$7,588,977	$7,835,085	$999,313	$858,570	$14,477,677	$12,830,110

Analysis of increase (decrease) in units outstanding
Units issued	9,307	4,198	10,410	8,608	794	1,128	20,942	18,556
Units redeemed	(36,756)	(35,906)	(72,256)	(58,647)	(3,498)	(4,882)	(129,135)	(110,718)

Increase (decrease) in units outstanding	(27,449)	(31,708)	(61,846)	(50,039)	(2,704)	(3,754)	(108,193)	(92,162)
Beginning units	265,255	296,963	365,427	415,466	37,042	40,796	875,848	968,010

Ending units	237,806	265,255	303,581	365,427	34,338	37,042	767,655	875,848

(3)	The Janus Aspen Balanced Portfolio subaccount changed its name to Janus Henderson VIT Balanced portfolio, effective June 5, 2017.
(4)	The Janus Enterprise Balanced Portfolio subaccount changed its name to Janus Henderson VIT Enterprise portfolio, effective June 5, 2017.
(5)	The Janus Forty Balanced Portfolio changed its name to Janus Henderson VIT Forty Balanced portfolio, effective June 5, 2017.

The accompanying notes are an integral part of these financial statements.

24

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2017 and 2016

	PIMCO Variable Insurance Trust – Administrative Class Shares				Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds
	VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)		VIT Low Duration Portfolio		Capital Appreciation Account		Equity Income Account
	2017	2016 as revised	2017	2016 as revised	2017	2016 as revised	2017	2016 as revised

Increase (decrease) in net assets from operations
Net investment income (loss)	$100,340	$4,384	$1,787	$7,700	$(2,597)	$(3,569)	$47,741	$72,591
Net realized gain (loss) from investment transactions	71,112	78,514	13,559	19,370	18,264	19,291	542,512	512,142
Change in net unrealized appreciation (depreciation) of investments	(125,937)	87,983	(13,149)	(23,717)	153,187	54,638	515,510	194,575

Net increase (decrease) in net assets from operations	45,515	170,881	2,197	3,353	168,854	70,360	1,105,763	779,308

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	16,545	25,990	18,660	16,883	3,180	3,928	65,438	74,080
Transfers for contract benefits and terminations	(343,788)	(334,732)	(393,407)	(371,836)	(81,025)	(76,843)	(556,218)	(489,323)
Contract maintenance charges	(1,321)	(1,572)	(1,442)	(1,732)	(309)	(315)	(1,834)	(2,101)
Transfers between subaccounts (including fixed account), net	(53,086)	(250,563)	194,528	(109,633)	6,612	(262)	(27,301)	(160,170)

Net increase (decrease) in net assets from contract transactions	(381,650)	(560,877)	(181,661)	(466,318)	(71,542)	(73,492)	(519,915)	(577,514)

Total increase (decrease) in net assets	(336,135)	(389,996)	(179,464)	(462,965)	97,312	(3,132)	585,848	201,794
Net assets
Beginning of period	3,270,399	3,660,395	3,815,646	4,278,611	943,890	947,022	6,142,242	5,940,448

End of period	$2,934,264	$3,270,399	$3,636,182	$3,815,646	$1,041,202	$943,890	$6,728,090	$6,142,242

Analysis of increase (decrease) in units outstanding
Units issued	7,449	3,213	13,900	7,439	544	496	3,337	3,689
Units redeemed	(25,932)	(30,897)	(25,875)	(38,162)	(3,509)	(3,693)	(22,271)	(27,423)

Increase (decrease) in units outstanding	(18,483)	(27,684)	(11,975)	(30,723)	(2,965)	(3,197)	(18,934)	(23,734)
Beginning units	157,904	185,588	252,732	283,455	41,851	45,048	231,183	254,917

Ending units	139,421	157,904	240,757	252,732	38,886	41,851	212,249	231,183

The accompanying notes are an integral part of these financial statements.

25

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2017 and 2016

	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds, continued				Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
	MidCap Account		SmallCap Account		SAM Balanced Portfolio		SAM Conservative Balanced Portfolio
	2017	2016 as revised	2017	2016 as revised	2017	2016 as revised	2017	2016 as revised

Increase (decrease) in net assets from operations
Net investment income (loss)	$(36,952)	$(41,556)	$(15,359)	$(14,965)	$181,642	$173,182	$82,601	$67,719
Net realized gain (loss) from investment transactions	447,408	842,234	3,588	44,841	795,627	1,751,235	130,239	269,837
Change in net unrealized appreciation (depreciation) of investments	470,000	(498,553)	167,732	169,381	2,727,591	(414,645)	401,454	(30,423)

Net increase (decrease) in net assets from operations	880,456	302,125	155,961	199,257	3,704,860	1,509,772	614,294	307,133

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	21,973	17,416	5,279	7,297	180,450	213,211	17,565	25,415
Transfers for contract benefits and terminations	(263,683)	(270,209)	(57,090)	(71,550)	(3,531,637)	(2,137,214)	(896,427)	(609,669)
Contract maintenance charges	(1,516)	(1,658)	(483)	(543)	(7,970)	(8,795)	(1,108)	(1,194)
Transfers between subaccounts (including fixed account), net	(63,244)	(208,339)	(11,097)	(22,836)	152,170	(404,236)	239,712	2,179

Net increase (decrease) in net assets from contract transactions	(306,470)	(462,790)	(63,391)	(87,632)	(3,206,987)	(2,337,034)	(640,258)	(583,269)

Total increase (decrease) in net assets	573,986	(160,665)	92,570	111,625	497,873	(827,262)	(25,964)	(276,136)
Net assets
Beginning of period	3,851,942	4,012,607	1,438,649	1,327,024	29,222,304	30,049,566	6,557,492	6,833,628

End of period	$4,425,928	$3,851,942	$1,531,219	$1,438,649	$29,720,177	$29,222,304	$6,531,528	$6,557,492

Analysis of increase (decrease) in units outstanding
Units issued	398	267	4,542	2,227	23,574	41,171	12,816	3,159
Units redeemed	(2,893)	(4,899)	(10,409)	(11,424)	(161,019)	(149,971)	(43,372)	(33,685)

Increase (decrease) in units outstanding	(2,495)	(4,632)	(5,867)	(9,197)	(137,445)	(108,800)	(30,556)	(30,526)
Beginning units	34,456	39,088	136,128	145,325	1,328,646	1,437,446	330,266	360,792

Ending units	31,961	34,456	130,261	136,128	1,191,201	1,328,646	299,710	330,266

The accompanying notes are an integral part of these financial statements.

26

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2017 and 2016

	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios, continued
	SAM Conservative Growth Portfolio		SAM Flexible Income Portfolio		SAM Strategic Growth Portfolio
	2017	2016 as revised	2017	2016 as revised	2017	2016 as revised

Increase (decrease) in net assets from operations
Net investment income (loss)	$9,566	$(18,609)	$126,604	$140,486	$(12,404)	$(12,522)
Net realized gain (loss) from investment transactions	1,046,971	1,572,473	121,747	187,763	979,422	1,077,780
Change in net unrealized appreciation (depreciation) of investments	3,006,859	(279,423)	227,251	78,318	2,494,851	(297,524)

Net increase (decrease) in net assets from operations	4,063,396	1,274,441	475,602	406,567	3,461,869	767,734

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	254,697	203,981	48,828	71,444	220,074	255,973
Transfers for contract benefits and terminations	(1,954,846)	(2,144,014)	(1,040,813)	(1,033,879)	(2,896,934)	(1,620,914)
Contract maintenance charges	(9,844)	(11,424)	(1,087)	(1,163)	(9,515)	(10,601)
Transfers between subaccounts (including fixed account), net	(1,193,954)	(724,153)	46,375	12,314	173,553	(380,977)

Net increase (decrease) in net assets from contract transactions	(2,903,947)	(2,675,610)	(946,697)	(951,284)	(2,512,822)	(1,756,519)

Total increase (decrease) in net assets	1,159,449	(1,401,169)	(471,095)	(544,717)	949,047	(988,785)
Net assets
Beginning of period	24,195,688	25,596,857	7,383,332	7,928,049	17,849,151	18,837,936

End of period	$25,355,137	$24,195,688	$6,912,237	$7,383,332	$18,798,198	$17,849,151

Analysis of increase (decrease) in units outstanding
Units issued	14,475	21,194	9,769	11,798	19,175	11,664
Units redeemed	(130,521)	(140,657)	(58,513)	(65,319)	(111,804)	(87,761)

Increase (decrease) in units outstanding	(116,046)	(119,463)	(48,744)	(53,521)	(92,629)	(76,097)
Beginning units	1,040,122	1,159,585	396,790	450,311	738,794	814,891

Ending units	924,076	1,040,122	348,046	396,790	646,165	738,794

The accompanying notes are an integral part of these financial statements.

27

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2017

1.	The Company

The Farmers Annuity Separate Account A (the “Account”), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by Farmers New World Life Insurance Company (the “Company”) during 2000 and exists in accordance with the regulations of the Washington State Office of the Insurance Commissioner. The Company is a wholly owned subsidiary of Farmers Group, Inc. (“FGI”), whose ultimate parent is Zurich Insurance Group Ltd. FGI, an insurance holding company that provides management services, is attorney-in-fact for three inter-insurance exchanges and their subsidiaries.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Account’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business the Company may conduct, but the obligations of the Account, including benefits related to the variable annuity contract, are obligations of the Company.

The Account is a funding vehicle for individual variable annuity contracts, which may consist of optional riders for additional insurance benefits. Investments are made in the underlying mutual fund portfolios and are valued at the reported net asset values of such portfolios, which value their investment securities at fair value. Investment transactions are recorded on a trade date basis. The deposits collected for these contracts are invested, at the direction of the contract holders, in the subaccounts that comprise the Account. The Account is currently comprised of forty-seven subaccounts. The value of each subaccount will increase or decrease, depending on the investment performance of the corresponding portfolio less mortality and expenses charged by the company. The subaccounts invest in the following underlying mutual fund portfolios (collectively, the “Funds”):

The Variable Annuity portfolio includes:

Calvert Variable Series, Inc.

VP SRI Mid Cap Portfolio

Deutsche Variable Series I – Class A Shares

Bond VIP

Core Equity VIP

CROCI® International VIP

Global Small Cap VIP

Deutsche Variable Series II – Class A Shares

CROCI® U.S. VIP (1)

Government & Agency Securities VIP

Government Money Market VIP

High Income VIP

Small Mid Cap Growth VIP

Dreyfus Variable Investment Fund – Service Class Shares

Opportunistic Small Cap Portfolio

Quality Bond Portfolio

Dreyfus Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares

Dreyfus Sustainable U.S. Equity Portfolio (2)

28

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2017

1.	The Company

Fidelity Variable Insurance Products (“VIP”) Funds – Service Class Shares

VIP Growth Portfolio

VIP Index 500 Portfolio

VIP Mid Cap Portfolio

Fidelity VIP Freedom Funds – Service Class 2 Shares

VIP Freedom 2005 Portfolio

VIP Freedom 2010 Portfolio

VIP Freedom 2015 Portfolio

VIP Freedom 2020 Portfolio

VIP Freedom 2025 Portfolio

VIP Freedom 2030 Portfolio

VIP Freedom Income Portfolio

Fidelity VIP FundsManager Portfolios – Service Class 2 Shares

VIP FundsManager 20% Portfolio

VIP FundsManager 50% Portfolio

VIP FundsManager 70% Portfolio

VIP FundsManager 85% Portfolio

Franklin Templeton Variable Insurance Products Trust – Class 2 Shares

Developing Markets VIP Fund

Small – Mid Cap Growth VIP Fund

Small Cap Value VIP Fund

Goldman Sachs Variable Insurance Trust – Institutional Class Shares

Mid Cap Value Fund

Small Cap Equity Insights Fund

Strategic Growth Fund

Janus Henderson (6)

VIT Balanced Portfolio (Service Shares) (3)

VIT Enterprise Portfolio (Service Shares) (4)

VIT Forty Portfolio (Institutional Shares) (5)

PIMCO Variable Insurance Trust – Administrative Class Shares

VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)

VIT Low Duration Portfolio

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds

Capital Appreciation Account

Equity Income Account

MidCap Account

SmallCap Account

29

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2017

1.	The Company

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios

SAM Balanced Portfolio

SAM Conservative Balanced Portfolio

SAM Conservative Growth Portfolio

SAM Flexible Income Portfolio

SAM Strategic Growth Portfolio

(1)	The Deutsche Large Cap Value VIP-A subaccount changed its name to Deutsche CROCI® U.S. VIP-A, effective May 1, 2017.
(2)	The Dreyfus Socially Responsible Growth subaccount changed its name to Dreyfus Sustainable U.S. Equity Portfolio, effective May 1, 2017.
(3)	The Janus Aspen Balanced Portfolio subaccount changed its name to Janus Henderson VIT Balanced portfolio, effective June 5, 2017.
(4)	The Janus Enterprise Balanced Portfolio subaccount changed its name to Janus Henderson VIT Enterprise portfolio, effective June 5, 2017.
(5)	The Janus Forty Balanced Portfolio changed its name to Janus Henderson VIT Forty Balanced portfolio, effective June 5, 2017.
(6)	The Janus Aspen Family of Funds was rebranded to Janus Henderson VIT, effective June 5, 2017.

The Company owns the assets in the Account, and is obligated to pay all benefits under the contracts the Company issues. The Company provides insurance and administrative services to the contract holders for a fee. The Company also maintains a fixed account (“Fixed Account”), to which contract holders may direct their deposits and receive a fixed rate of return.

The Company has sole discretion to invest the assets of the Fixed Account, subject to applicable law. Certain officers of the Account are also officers and directors of the Company.

The remainder of this page is intentionally left blank.

30

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2017

2.	Significant Accounting Policies

The accompanying financial statements are prepared in conformity with U.S. generally accepted accounting principles (“US GAAP”). The Company is considered an investment company under US GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies (“ASC 946”). The significant accounting policies adopted by the Company are as follows:

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in accordance with US GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Valuation of Investments and Accumulation Unit Values

Investments consist of shares of the Funds and are stated at fair value based on the reported net asset value (“NAV”) per share of the respective portfolios at December 31, 2017. Accumulation unit values are computed daily based on the change in fair market value of the NAV of the Fund less mortality and expense risk charges for the subaccount. For dividends and capital distributions received by the funds, the accumulation values are calculated with the dividend and capital distribution amount added back to the change in the fair market value of the NAV.

Realized Gains and Losses

Realized gains and losses represent the difference between the proceeds from sales of shares and the cost of such shares, which are determined using the specific identified cost method.

During 2017, management identified an error in the method of determining cost basis for investments and calculating realized gains (losses) on sales. As a result, management evaluated the impact of the error and concluded the impact is a misclassification between realized gains (losses) on sale of investments and changes in unrealized appreciation (depreciation) of investments, with no impact to net assets. Management evaluated and determined previously issued financial statements were not materially misstated; however, elected to revise the net realized gain (loss) from investment transactions and change to net unrealized appreciation (depreciation) of investments in the 2016 Statements of Changes in Net Assets. These revisions had no effect on the Statement of Assets and Liabilities or Net Assets.

Federal Income Tax

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (“IRC”). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Therefore, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this contract in the event of changes in tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Dividends

Dividend income received by the Funds are reinvested in additional Fund shares and are recognized on the ex-distribution date.

Capital Gain Distributions

Capital gain distributions received by the Funds are reinvested in additional Fund shares and are recognized on the ex-distribution date.

31

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2017

2.	Significant Accounting Policies

Fair Value Measurements

The Company determines the fair value of its financial instruments based on the fair value hierarchy established in FASB guidance referenced in the Accounting Standards Codification Topic 820 (“ASC 820”), Fair Value Measurements and Disclosure, which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

The Company has categorized its financial instruments based on the priority of the inputs to the valuation technique, into the three level hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statement of Assets and Liabilities are categorized as follows:

•	Level 1: Unadjusted quoted prices for identical assets or liabilities in an active market.

•	Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets

b)	Quoted prices for identical or similar assets or liabilities in non-active markets

c)	Inputs other than quoted market prices that are observable

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

•	Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own judgements about the assumptions a market participant would use in pricing the asset or liability.

Determination of Fair Values

The valuation methodologies used to determine the fair values of assets and liabilities reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Company determines the fair values of certain financial assets based on quoted market prices. All of the investments in the subaccounts of the Separate Account are classified as Level 1 in the fair value hierarchy and consist of open-ended mutual funds. Participants may, without restriction, transact at the daily NAV of the funds. The NAV represents the daily per share value of the portfolio of investments of the mutual funds, at which sufficient volumes of transactions occur. As there were no Level 2 or Level 3 assets in any period presented, disclosure of transfer between levels or a reconciliation of Level 3 assets is not required.

32

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2017

3.	Expenses, Contract Maintenance Charges and Related Party Transactions

Expenses

Mortality and Expense Risk Charge

The Company assumes mortality and expense risk related to the operations of the Account and deducts charges daily. The mortality and expense risk charge covers certain insurance benefits available under the contracts and certain expenses the Company expects to incur. It also covers the risk that charges will not be sufficient to cover costs associated with the contracts and to provide contractual benefits. The charge is assessed daily and is equal, on an annual basis, to 0.95% of the average daily net assets in the subaccounts.

Guaranteed Minimum Death Benefit

The contract holder has the option at issue of electing the guaranteed minimum death benefit rider which provides an enhanced death benefit in the event of the death of the last surviving annuitant before the annuity start date. The charge for this rider is assessed daily and is equal, on an annual basis, to 0.25% of the average daily assets in the subaccounts.

Guaranteed Retirement Income Benefit

A certain number of in-force contracts have a guaranteed retirement income benefit rider which guarantees a minimum lifetime fixed income benefit in certain specified circumstances. The charge for this rider is assessed daily and is equal, on an annual basis, to 0.25% of the average daily assets in the subaccounts. As of June 18, 2003, the Account ceased offering the guaranteed retirement income benefit rider. For contract holders who elected the guaranteed retirement income benefit rider before June 18, 2003, the guaranteed retirement income benefit rider remains in force and the Account’s obligations and duties under this rider will not change.

Administration Charge

The Company will deduct a daily asset-based administration charge, at an annual rate of 0.20%, from each subaccount to help reimburse for administrative charges.

Contract Maintenance Charges

Surrender Charge

The Company may deduct a surrender charge if, during the pay-in period, the contract holder fully surrenders the contract or withdraws a portion of its cash value. A surrender charge of up to 7% of amounts withdrawn may be deducted, if applicable.

Records Maintenance Charge

The Company deducts a records maintenance charge of $30 from the contract value on the last valuation day of each contract year during the pay-in period and on the date when the contract is surrendered, and at the annuity start date. This charge will be waived if certain conditions are met.

Transfer Fee

The Company may deduct after the twelfth transfer during a contract year, a transfer fee in the amount of $25 per transfer.

Premium Taxes

Various states and other governmental entities charge a premium tax on contracts issued by insurance companies. Premium tax rates currently range up to 3.5%, depending on the state. The Company is responsible for paying these taxes. If applicable, the Company will deduct the cost of such taxes from the contract value either from premium payments as the Company receives them, from contract value upon surrender or partial withdrawal, on the annuity start date, or upon payment of a death benefit.

33

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2017

3.	Expenses, Contract Maintenance Charges and Related Party Transactions

Portfolio Operating Expenses

The value of the net assets of each subaccount is reduced by the investment management, 12b-1 fees and service fees and expenses are paid indirectly, through a reduction in unit values, by the contract holders, which currently range up to 2%.

Related Party Transactions

Farmers Financial Solutions, LLC (“FFS”), a wholly-owned subsidiary of Farmers Insurance Group, is the principal underwriter and distributor for the separate account. FFS may receive compensation from some of the portfolios’ service providers for administrative and other services performed relating to Variable Account operations.

The remainder of this page is intentionally left blank.

34

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2017

4.	Purchases and Sales of Investments

The aggregate cost of the shares acquired and the aggregate proceeds from shares sold during the period ended December 31, 2017 consist of the following:

	Purchases	Sales
Calvert Variable Series, Inc.
VP SRI Mid Cap Portfolio	$2,690	$23,002

Deutsche Variable Series I – Class A Shares
Bond VIP	$431,840	$535,002
Core Equity VIP	367,438	526,738
CROCI® International VIP	565,608	599,055
Global Small Cap VIP	504,524	870,152

Deutsche Variable Series II – Class A Shares
CROCI® U.S. VIP	$467,549	$1,546,372
Government & Agency Securities VIP	179,139	315,755
Government Money Market VIP	43,551	437,439
High Income VIP	4,398,647	4,462,624
Small Mid Cap Growth VIP	18,822	23,532

Dreyfus Variable Investment Fund – Service Class Shares
Opportunistic Small Cap Portfolio	$105,437	$361,302
Quality Bond Portfolio	63,945	103,903

Dreyfus Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares
Dreyfus Sustainable U.S. Equity Portfolio	$26,420	$14,656

Fidelity Variable Insurance Products (“VIP”) Funds – Service Class Shares
VIP Growth Portfolio	$1,170,766	$1,126,359
VIP Index 500 Portfolio	2,674,736	1,146,583
VIP Mid Cap Portfolio	483,901	801,346

Fidelity VIP Freedom Funds – Service Class 2 Shares
VIP Freedom 2005 Portfolio	$1,749	$2,024
VIP Freedom 2010 Portfolio	8,197	47,200
VIP Freedom 2015 Portfolio	28,823	29,073
VIP Freedom 2020 Portfolio	81,331	139,883
VIP Freedom 2025 Portfolio	336,447	139,132
VIP Freedom 2030 Portfolio	160,278	177,427
VIP Freedom Income Portfolio	9,402	4,479

Fidelity VIP FundsManager Portfolios – Service Class 2 Shares
VIP FundsManager 20% Portfolio	$23,589	$65,581
VIP FundsManager 50% Portfolio	199,500	505,411
VIP FundsManager 70% Portfolio	92,629	89,501
VIP FundsManager 85% Portfolio	48,692	87,373

Franklin Templeton Variable Insurance Products Trust – Class 2 Shares
Developing Markets VIP Fund	$34,076	$330,504
Small – Mid Cap Growth VIP Fund	378,493	481,398
Small Cap Value VIP Fund	296,922	127,150

Goldman Sachs Variable Insurance Trust – Institutional Class Shares
Mid Cap Value Fund	$409,339	$564,007
Small Cap Equity Insights Fund	140,431	115,769
Strategic Growth Fund	386,741	728,065

35

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2017

4.	Purchases and Sales of Investments

	Purchases	Sales
Janus Henderson
VIT Balanced Portfolio (Service Shares)	$325,358	$1,723,428
VIT Enterprise Portfolio (Service Shares)	81,453	99,089
VIT Forty Portfolio (Institutional Shares)	1,065,472	2,343,914

PIMCO Variable Insurance Trust – Administrative Class Shares
VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)	$274,304	$555,613
VIT Low Duration Portfolio	232,701	412,575

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds
Capital Appreciation Account	$22,165	$96,303
Equity Income Account	515,570	684,625
MidCap Account	333,962	398,243
SmallCap Account	44,724	123,474

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares Strategic Asset Management (“SAM”) Portfolios
SAM Balanced Portfolio	$1,701,118	$4,037,073
SAM Conservative Balanced Portfolio	489,529	978,852
SAM Conservative Growth Portfolio	1,143,128	3,504,358
SAM Flexible Income Portfolio	430,916	1,201,125
SAM Strategic Growth Portfolio	1,176,006	3,184,981

	$21,978,058	$35,871,450

The remainder of this page is intentionally left blank.

36

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2017

5.	Units Issued and Redeemed

	Individual Flexible Premium Variable Annuity with Standard Benefit Unit Activity During
	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End
Calvert Variable Series, Inc. subaccount
VP SRI Mid Cap Portfolio	2017	2,603	31	(470)	2,164	$21.92
	2016	2,832	221	(450)	2,603	19.85
Deutsche Variable Series I subaccounts
Bond VIP	2017	122,059	6,155	(7,814)	120,400	$16.14
	2016	131,314	4,172	(13,427)	122,059	15.43
Core Equity VIP	2017	91,404	2,181	(9,933)	83,652	21.32
	2016	101,033	873	(10,502)	91,404	17.82
CROCI® International VIP	2017	353,447	13,644	(27,153)	339,938	7.96
	2016	370,655	12,596	(29,804)	353,447	6.60
Global Small Cap VIP	2017	103,335	2,292	(14,722)	90,905	25.65
	2016	116,352	3,183	(16,200)	103,335	21.62
Deutsche Variable Series II subaccounts
CROCI® U.S. VIP	2017	179,876	2,434	(16,424)	165,886	$33.63
	2016	197,730	8,801	(26,655)	179,876	27.68
Government & Agency Securities VIP	2017	53,353	2,421	(6,286)	49,488	17.48
	2016	62,479	1,531	(10,657)	53,353	17.39
Government Money Market VIP	2017	39,218	1,417	(5,499)	35,136	10.73
	2016	43,553	8,267	(12,602)	39,218	10.80
High Income VIP	2017	84,056	66,387	(72,756)	77,687	22.90
	2016	98,634	3,198	(17,776)	84,056	21.55
Small Mid Cap Growth VIP	2017	22,340	91	(874)	21,557	8.98
	2016	24,507	120	(2,287)	22,340	7.44
Dreyfus Variable Investment Fund subaccounts
Opportunistic Small Cap Portfolio	2017	57,042	999	(3,669)	54,372	$20.71
	2016	73,560	2,367	(18,885)	57,042	16.84
Quality Bond Portfolio	2017	21,556	1,275	(2,624)	20,207	15.56
	2016	24,849	1,244	(4,537)	21,556	15.10
Dreyfus Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares subaccount
Dreyfus Sustainable U.S. Equity Portfolio	2017	11,071	663	(162)	11,572	$16.76
	2016	12,484	578	(1,991)	11,071	14.73
Fidelity Variable Insurance Products (“VIP”) Funds subaccounts
VIP Growth Portfolio	2017	241,835	1,430	(18,368)	224,897	$21.37
	2016	271,704	9,108	(38,977)	241,835	16.01
VIP Index 500 Portfolio	2017	218,723	2,998	(23,022)	198,699	23.91
	2016	255,337	2,459	(39,073)	218,723	19.89
VIP Mid Cap Portfolio	2017	98,521	1,523	(6,726)	93,318	44.36
	2016	108,162	2,128	(11,769)	98,521	37.18

37

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2017

5.	Units Issued and Redeemed

	Individual Flexible Premium Variable Annuity with Standard Benefit Unit Activity During
	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End
Fidelity VIP Freedom Funds subaccounts
VIP Freedom 2005 Portfolio	2017	588	109	(136)	561	$14.33
	2016	3,462	120	(2,994)	588	13.09
VIP Freedom 2010 Portfolio	2017	2,037	—	(109)	1,928	15.63
	2016	3,090	—	(1,053)	2,037	14.01
VIP Freedom 2015 Portfolio	2017	13,149	162	(419)	12,892	16.05
	2016	14,221	—	(1,072)	13,149	14.14
VIP Freedom 2020 Portfolio	2017	51,857	30	(3,008)	48,879	16.31
	2016	53,581	32	(1,756)	51,857	14.19
VIP Freedom 2025 Portfolio	2017	12,712	838	(2,343)	11,207	17.23
	2016	12,109	886	(283)	12,712	14.83
VIP Freedom 2030 Portfolio	2017	34,639	2,294	(2,807)	34,126	17.47
	2016	33,977	2,169	(1,507)	34,639	14.64
VIP Freedom Income Portfolio	2017	9,380	191	(78)	9,493	13.24
	2016	5,671	3,850	(141)	9,380	12.36
Fidelity VIP FundsManager Portfolios subaccounts
VIP FundsManager 20% Portfolio	2017	17,435	1,069	(4,037)	14,467	$12.90
	2016	16,308	3,252	(2,125)	17,435	12.17
VIP FundsManager 50% Portfolio	2017	63,836	2,156	(256)	65,736	15.59
	2016	63,187	2,786	(2,137)	63,836	13.81
VIP FundsManager 70% Portfolio	2017	71,812	4,202	(3,189)	72,825	17.07
	2016	193,071	15,515	(136,774)	71,812	14.51
VIP FundsManager 85% Portfolio	2017	14,203	411	(68)	14,546	18.06
	2016	29,817	629	(16,243)	14,203	14.86
Franklin Templeton Variable Insurance Products Trust subaccounts
Developing Markets VIP Fund	2017	72,475	598	(8,538)	64,535	$23.14
	2016	77,572	825	(5,922)	72,475	16.67
Small – Mid Cap Growth VIP Fund	2017	76,758	3,149	(10,896)	69,011	21.99
	2016	84,364	4,215	(11,821)	76,758	18.32
Small Cap Value VIP Fund	2017	78,858	2,226	(1,879)	79,205	26.14
	2016	83,781	3,223	(8,146)	78,858	23.90
Goldman Sachs Variable Insurance Trust – Institutional subaccounts
Mid Cap Value Fund	2017	56,346	1,731	(3,104)	54,973	$37.13
	2016	63,590	1,555	(8,799)	56,346	33.81
Small Cap Equity Insights Fund	2017	20,706	983	(1,929)	19,760	29.79
	2016	22,898	253	(2,445)	20,706	27.01
Strategic Growth Fund	2017	132,374	1,049	(9,947)	123,476	21.64
	2016	148,900	1,987	(18,513)	132,374	16.75

38

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2017

5.	Units Issued and Redeemed

	Individual Flexible Premium Variable Annuity with Standard Benefit Unit Activity During
	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End
Janus Henderson subaccounts
VIT Balanced Portfolio (Service Shares)	2017	192,669	3,916	(41,317)	155,268	$25.51
	2016	221,477	4,622	(33,430)	192,669	21.84
VIT Enterprise Portfolio (Service Shares)	2017	20,784	500	(1,541)	19,743	29.74
	2016	22,657	900	(2,773)	20,784	23.67
VIT Forty Portfolio (Institutional Shares)	2017	450,507	6,432	(52,205)	404,734	19.34
	2016	502,714	9,232	(61,439)	450,507	15.01
PIMCO Variable Insurance Trust subaccounts
VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)	2017	69,477	3,089	(5,498)	67,068	$21.59
	2016	85,906	1,546	(17,975)	69,477	21.25
VIT Low Duration Portfolio	2017	111,716	5,671	(9,874)	107,513	15.53
	2016	131,096	2,541	(21,921)	111,716	15.50
Principal Variable Contracts Funds, Inc. (“PVC”) Equity Funds subaccounts
Capital Appreciation Account	2017	19,840	187	(2,987)	17,040	$27.36
	2016	23,322	85	(3,567)	19,840	22.98
Equity Income Account	2017	122,264	1,465	(7,514)	116,215	32.38
	2016	130,823	933	(9,492)	122,264	27.12
MidCap Account	2017	23,567	75	(606)	23,036	140.21
	2016	25,486	114	(2,033)	23,567	113.28
SmallCap Account	2017	100,030	988	(1,697)	99,321	11.78
	2016	105,776	1,212	(6,958)	100,030	10.58
Principal Variable Contracts Funds, Inc. (“PVC”) Strategic Asset Management (“SAM”) subaccounts
SAM Balanced Portfolio	2017	589,922	8,579	(56,286)	542,215	$25.51
	2016	659,919	28,594	(98,591)	589,922	22.46
SAM Conservative Balanced Portfolio	2017	176,621	11,292	(27,330)	160,583	22.18
	2016	184,830	2,054	(10,263)	176,621	20.18
SAM Conservative Growth Portfolio	2017	429,452	7,553	(46,151)	390,854	28.07
	2016	484,198	12,015	(66,761)	429,452	23.77
SAM Flexible Income Portfolio	2017	277,315	2,174	(44,584)	234,905	20.11
	2016	285,941	10,169	(18,795)	277,315	18.81
SAM Strategic Growth Portfolio	2017	309,779	7,067	(40,150)	276,696	29.76
	2016	348,894	5,350	(44,465)	309,779	24.68

39

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2017

5.	Units Issued and Redeemed

	Individual Flexible Premium Variable Annuity with Guaranteed Minimum Death Benefit Unit Activity During
	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End
Calvert Variable Series, Inc subaccount
VP SRI Mid Cap Portfolio	2017	6,517	4	(5)	6,516	$21.03
	2016	8,114	21	(1,618)	6,517	19.10
Deutsche Variable Series I subaccounts
Bond VIP	2017	145,105	3,955	(20,199)	128,861	$15.45
	2016	127,933	34,719	(17,547)	145,105	14.80
Core Equity VIP	2017	21,837	172	(5,723)	16,286	20.40
	2016	28,215	179	(6,557)	21,837	17.09
CROCI® International VIP	2017	158,436	14,173	(35,636)	136,973	7.61
	2016	169,453	6,596	(17,613)	158,436	6.33
Global Small Cap VIP	2017	59,381	4,105	(10,974)	52,512	24.61
	2016	66,302	1,472	(8,393)	59,381	20.79
Deutsche Variable Series II subaccounts
CROCI® U.S. VIP	2017	96,103	7,686	(20,205)	83,584	$32.18
	2016	104,257	4,293	(12,447)	96,103	26.55
Government & Agency Securities VIP	2017	67,552	2,250	(7,026)	62,776	16.73
	2016	79,150	5,406	(17,004)	67,552	16.68
Government Money Market VIP	2017	32,441	2,602	(1,967)	33,076	10.27
	2016	32,435	1,951	(1,945)	32,441	10.36
High Income VIP	2017	69,226	129,719	(132,849)	66,096	21.92
	2016	72,264	2,852	(5,890)	69,226	20.67
Small Mid Cap Growth VIP	2017	2,973	92	(60)	3,005	8.60
	2016	3,089	153	(269)	2,973	7.14
Dreyfus Variable Investment Fund subaccounts
Opportunistic Small Cap Portfolio	2017	49,446	3,317	(12,192)	40,571	$19.87
	2016	55,311	886	(6,751)	49,446	16.20
Quality Bond Portfolio	2017	16,859	1,058	(1,221)	16,696	14.93
	2016	17,166	649	(956)	16,859	14.53
Dreyfus Sustainable U.S. Equity Portfolio, Inc subaccount
Dreyfus Sustainable U.S. Equity Portfolio	2017	1,286	74	(403)	957	$16.08
	2016	1,874	58	(646)	1,286	14.17
Fidelity Variable Insurance Products (“VIP”) Funds subaccounts
VIP Growth Portfolio	2017	154,495	27,435	(26,170)	155,760	$20.51
	2016	171,892	2,616	(20,013)	154,495	15.41
VIP Index 500 Portfolio	2017	137,603	116,455	(14,412)	239,646	22.95
	2016	161,378	4,297	(28,072)	137,603	19.14
VIP Mid Cap Portfolio	2017	62,317	1,762	(10,653)	53,426	42.58
	2016	66,214	1,617	(5,514)	62,317	35.76

40

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2017

5.	Units Issued and Redeemed

	Individual Flexible Premium Variable Annuity with Guaranteed Minimum Death Benefit Unit Activity During
	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End
Fidelity VIP Freedom Funds subaccounts
VIP Freedom 2005 Portfolio	2017	—	—	—	—	$14.01
	2016	—	—	—	—	12.82
VIP Freedom 2010 Portfolio	2017	17,253	—	(2,978)	14,275	15.27
	2016	18,544	114	(1,405)	17,253	13.73
VIP Freedom 2015 Portfolio	2017	26,549	304	(1,082)	25,771	15.68
	2016	26,873	88	(412)	26,549	13.85
VIP Freedom 2020 Portfolio	2017	44,852	1,398	(4,887)	41,363	15.94
	2016	47,529	16	(2,693)	44,852	13.90
VIP Freedom 2025 Portfolio	2017	62,454	16,547	(5,617)	73,384	16.84
	2016	74,321	421	(12,288)	62,454	14.52
VIP Freedom 2030 Portfolio	2017	40,273	4,133	(7,677)	36,729	17.07
	2016	42,846	1,137	(3,710)	40,273	14.34
VIP Freedom Income Portfolio	2017	8,578	168	(59)	8,687	12.94
	2016	8,580	72	(74)	8,578	12.11
Fidelity VIP FundsManager Portfolios subaccounts
VIP FundsManager 20% Portfolio	2017	15,283	147	(662)	14,768	$12.60
	2016	18,751	76	(3,544)	15,283	11.92
VIP FundsManager 50% Portfolio	2017	38,119	271	(19,706)	18,684	15.24
	2016	22,384	16,453	(718)	38,119	13.52
VIP FundsManager 70% Portfolio	2017	42,652	13	(1,391)	41,274	16.68
	2016	58,573	823	(16,744)	42,652	14.22
VIP FundsManager 85% Portfolio	2017	148,350	137	(3,393)	145,094	17.64
	2016	149,098	182	(930)	148,350	14.56
Franklin Templeton Variable Insurance Products Trust subaccounts
Developing Markets VIP Fund	2017	27,209	414	(6,745)	20,878	$22.14
	2016	30,891	1,102	(4,784)	27,209	15.99
Small – Mid Cap Growth VIP Fund	2017	64,818	2,457	(10,181)	57,094	21.10
	2016	69,710	1,792	(6,684)	64,818	17.63
Small Cap Value VIP Fund	2017	48,383	978	(2,292)	47,069	25.34
	2016	62,079	444	(14,140)	48,383	23.22
Goldman Sachs Variable Insurance Trust subaccounts
Mid Cap Value Fund	2017	31,729	2,932	(8,288)	26,373	$35.63
	2016	33,477	594	(2,342)	31,729	32.53
Small Cap Equity Insights Fund	2017	12,639	388	(2,138)	10,889	28.59
	2016	14,787	328	(2,476)	12,639	25.98
Strategic Growth Fund	2017	74,656	7,312	(17,047)	64,921	20.77
	2016	81,018	1,083	(7,445)	74,656	16.12

41

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2017

5.	Units Issued and Redeemed

	Individual Flexible Premium Variable Annuity with Guaranteed Minimum Death Benefit Unit Activity During
	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End
Janus Henderson subaccounts
VIT Balanced Portfolio (Service Shares)	2017	152,140	6,414	(29,524)	129,030	$24.48
	2016	172,022	3,686	(23,568)	152,140	21.01
VIT Enterprise Portfolio (Service Shares)	2017	8,466	62	(868)	7,660	28.54
	2016	8,754	134	(422)	8,466	22.77
VIT Forty Portfolio (Institutional Shares)	2017	192,748	9,470	(46,008)	156,210	18.51
	2016	218,060	3,840	(29,152)	192,748	14.40
PIMCO Variable Insurance Trust subaccounts
VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)	2017	56,657	2,518	(9,240)	49,935	$20.66
	2016	64,730	908	(8,981)	56,657	20.39
VIT Low Duration Portfolio	2017	90,792	4,396	(9,453)	85,735	14.86
	2016	97,035	2,859	(9,102)	90,792	14.87
Principal Variable Contracts Funds, Inc. (“PVC”) Equity Funds subaccounts
Capital Appreciation Account	2017	14,778	104	(522)	14,360	$26.52
	2016	14,786	118	(126)	14,778	22.32
Equity Income Account	2017	87,162	1,266	(13,153)	75,275	31.07
	2016	102,417	2,331	(17,586)	87,162	26.09
MidCap Account	2017	6,904	291	(1,759)	5,436	134.56
	2016	9,254	124	(2,474)	6,904	108.98
SmallCap Account	2017	21,394	2,717	(6,695)	17,416	11.70
	2016	22,114	417	(1,137)	21,394	10.54
Principal Variable Contracts Funds, Inc. (“PVC”) Strategic Asset Management (“SAM”) subaccounts
SAM Balanced Portfolio	2017	632,250	12,556	(103,735)	541,071	$24.56
	2016	661,299	3,981	(33,030)	632,250	21.68
SAM Conservative Balanced Portfolio	2017	145,794	1,188	(10,170)	136,812	21.36
	2016	168,105	1,105	(23,416)	145,794	19.48
SAM Conservative Growth Portfolio	2017	535,368	3,342	(79,950)	458,760	27.03
	2016	575,238	4,929	(44,799)	535,368	22.94
SAM Flexible Income Portfolio	2017	113,883	7,484	(13,354)	108,013	19.36
	2016	154,252	745	(41,114)	113,883	18.16
SAM Strategic Growth Portfolio	2017	368,351	10,962	(70,078)	309,235	28.65
	2016	396,463	5,526	(33,638)	368,351	23.82

42

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2017

5.	Units Issued and Redeemed

	Individual Flexible Premium Variable Annuity with Guaranteed Retirement Income Benefit Unit Activity During
	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End
Calvert Variable Series, Inc subaccount
VP SRI Mid Cap Portfolio	2017	5,447	8	(465)	4,990	$21.03
	2016	5,617	184	(354)	5,447	19.10
Deutsche Variable Series I subaccounts
Bond VIP	2017	20,462	11,650	(3,949)	28,163	$15.45
	2016	21,564	353	(1,455)	20,462	14.80
Core Equity VIP	2017	39,357	2,470	(4,142)	37,685	20.40
	2016	42,967	430	(4,040)	39,357	17.09
CROCI® International VIP	2017	67,682	10,094	(11,103)	66,673	7.61
	2016	75,790	3,535	(11,643)	67,682	6.33
Global Small Cap VIP	2017	20,982	327	(9,314)	11,995	24.61
	2016	22,288	717	(2,023)	20,982	20.79
Deutsche Variable Series II subaccounts
CROCI® U.S. VIP	2017	44,825	1,283	(6,971)	39,137	$32.18
	2016	48,558	2,411	(6,144)	44,825	26.55
Government & Agency Securities VIP	2017	19,759	1,603	(2,508)	18,854	16.73
	2016	21,399	568	(2,208)	19,759	16.68
Government Money Market VIP	2017	40,006	22	(32,526)	7,502	10.27
	2016	9,583	30,713	(290)	40,006	10.36
High Income VIP	2017	8,761	2,541	(2,904)	8,398	21.92
	2016	10,356	53	(1,648)	8,761	20.67
Small Mid Cap Growth VIP	2017	11,124	75	(729)	10,470	8.60
	2016	11,373	93	(342)	11,124	7.14
Dreyfus Variable Investment Fund subaccounts
Opportunistic Small Cap Portfolio	2017	19,313	376	(2,415)	17,274	$19.87
	2016	21,725	529	(2,941)	19,313	16.20
Quality Bond Portfolio	2017	7,981	487	(2,216)	6,252	14.93
	2016	9,254	232	(1,505)	7,981	14.53
Dreyfus Sustainable U.S. Equity Portfolio, Inc subaccount
Dreyfus Sustainable U.S. Equity Portfolio	2017	631	—	(243)	388	$16.08
	2016	633	—	(2)	631	14.17
Fidelity Variable Insurance Products (“VIP”) Funds subaccounts
VIP Growth Portfolio	2017	39,213	622	(7,809)	32,026	$20.51
	2016	45,025	620	(6,432)	39,213	15.41
VIP Index 500 Portfolio	2017	34,381	1,097	(10,101)	25,377	22.95
	2016	38,878	763	(5,260)	34,381	19.14
VIP Mid Cap Portfolio	2017	17,096	310	(1,269)	16,137	42.58
	2016	17,644	533	(1,081)	17,096	35.76

43

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2017

5.	Units Issued and Redeemed

	Individual Flexible Premium Variable Annuity with Guaranteed Retirement Income Benefit Unit Activity During
	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End
Fidelity VIP Freedom Funds subaccounts
VIP Freedom 2005 Portfolio	2017	—	—	—	—	$14.01
	2016	—	—	—	—	12.82
VIP Freedom 2010 Portfolio	2017	—	—	—	—	15.27
	2016	—	—	—	—	13.73
VIP Freedom 2015 Portfolio	2017	—	—	—	—	15.68
	2016	—	—	—	—	13.85
VIP Freedom 2020 Portfolio	2017	—	—	—	—	15.94
	2016	—	—	—	—	13.90
VIP Freedom 2025 Portfolio	2017	3,532	152	—	3,684	16.84
	2016	—	3,532	—	3,532	14.52
VIP Freedom 2030 Portfolio	2017	2,728	95	—	2,823	17.07
	2016	2,739	49	(60)	2,728	14.34
VIP Freedom Income Portfolio	2017	—	—	—	—	12.94
	2016	—	—	—	—	12.11
Fidelity VIP FundsManager Portfolios subaccounts
VIP FundsManager 20% Portfolio	2017	12,389	—	—	12,389	$12.60
	2016	—	12,389	—	12,389	11.92
VIP FundsManager 50% Portfolio	2017	1,060	—	(2)	1,058	15.24
	2016	1,062	—	(2)	1,060	13.52
VIP FundsManager 70% Portfolio	2017	—	—	—	—	16.68
	2016	—	—	—	—	14.22
VIP FundsManager 85% Portfolio	2017	—	—	—	—	17.64
	2016	—	—	—	—	14.56
Franklin Templeton Variable Insurance Products Trust subaccounts
Developing Markets VIP Fund	2017	1,893	1	(16)	1,878	$22.14
	2016	1,902	5	(14)	1,893	15.99
Small – Mid Cap Growth VIP Fund	2017	7,544	148	(1,522)	6,170	21.10
	2016	8,529	147	(1,132)	7,544	17.63
Small Cap Value VIP Fund	2017	2,322	24	(13)	2,333	25.34
	2016	1,535	838	(51)	2,322	23.22
Goldman Sachs Variable Insurance Trust subaccounts
Mid Cap Value Fund	2017	16,050	574	(2,822)	13,802	$35.63
	2016	18,576	382	(2,908)	16,050	32.53
Small Cap Equity Insights Fund	2017	146	180	—	326	28.59
	2016	144	2	—	146	25.98
Strategic Growth Fund	2017	32,913	594	(6,340)	27,167	20.77
	2016	37,307	482	(4,876)	32,913	16.12

44

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2017

5.	Units Issued and Redeemed

	Individual Flexible Premium Variable Annuity with Guaranteed Retirement Income Benefit Unit Activity During
	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End
Janus Henderson subaccounts
VIT Balanced Portfolio (Service Shares)	2017	16,525	80	(344)	16,261	$24.48
	2016	17,502	300	(1,277)	16,525	21.01
VIT Enterprise Portfolio (Service Shares)	2017	3,549	90	(626)	3,013	28.54
	2016	4,614	17	(1,082)	3,549	22.77
VIT Forty Portfolio (Institutional Shares)	2017	128,879	4,216	(14,924)	118,171	18.51
	2016	138,481	1,650	(11,252)	128,879	14.40
PIMCO Variable Insurance Trust subaccounts
VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)	2017	21,336	906	(9,384)	12,858	$20.66
	2016	22,863	397	(1,924)	21,336	20.39
VIT Low Duration Portfolio	2017	28,764	1,574	(4,869)	25,469	14.86
	2016	30,950	809	(2,995)	28,764	14.87
Principal Variable Contracts Funds, Inc. (“PVC”) Equity Funds subaccounts
Capital Appreciation Account	2017	2,071	—	—	2,071	$26.52
	2016	2,071	—	—	2,071	22.32
Equity Income Account	2017	6,848	123	(1,171)	5,800	31.07
	2016	6,942	43	(137)	6,848	26.09
MidCap Account	2017	2,917	17	(417)	2,517	134.56
	2016	3,119	8	(210)	2,917	108.98
SmallCap Account	2017	8,828	433	(1,462)	7,799	11.70
	2016	10,651	237	(2,060)	8,828	10.54
Principal Variable Contracts Funds, Inc. (“PVC”) Strategic Asset Management (“SAM”) subaccounts
SAM Balanced Portfolio	2017	51,239	1,063	(224)	52,078	$24.56
	2016	53,226	56	(2,043)	51,239	21.68
SAM Conservative Balanced Portfolio	2017	6,768	—	(5,869)	899	21.36
	2016	6,770	—	(2)	6,768	19.48
SAM Conservative Growth Portfolio	2017	46,053	778	(4,122)	42,709	27.03
	2016	64,125	938	(19,010)	46,053	22.94
SAM Flexible Income Portfolio	2017	951	—	(2)	949	19.36
	2016	954	—	(3)	951	18.16
SAM Strategic Growth Portfolio	2017	39,037	1,122	(955)	39,204	28.65
	2016	46,972	761	(8,696)	39,037	23.82

45

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2017

5.	Units Issued and Redeemed

	Individual Flexible Premium Variable Annuity with Guaranteed Minimum Death Benefit and Retirement Income Benefit Unit Activity During
	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End
Calvert Variable Series, Inc subaccount
VP SRI Mid Cap Portfolio	2017	20	—	(1)	19	$20.19
	2016	21	—	(1)	20	18.38
Deutsche Variable Series I subaccounts
Bond VIP	2017	16,575	999	(1,203)	16,371	$14.79
	2016	18,568	519	(2,512)	16,575	14.20
Core Equity VIP	2017	44,673	655	(7,162)	38,166	19.53
	2016	46,626	460	(2,413)	44,673	16.40
CROCI® International VIP	2017	57,337	1,318	(7,196)	51,459	7.29
	2016	62,092	3,614	(8,369)	57,337	6.07
Global Small Cap VIP	2017	11,592	234	(1,226)	10,600	23.62
	2016	12,950	517	(1,875)	11,592	20.01
Deutsche Variable Series II subaccounts
CROCI® U.S. VIP	2017	42,353	633	(5,465)	37,521	$30.80
	2016	44,540	2,698	(4,885)	42,353	25.48
Government & Agency Securities VIP	2017	16,382	1,358	(1,699)	16,041	16.01
	2016	18,125	728	(2,471)	16,382	16.00
Government Money Market VIP	2017	3,977	168	(1,424)	2,721	9.83
	2016	4,004	142	(169)	3,977	9.94
High Income VIP	2017	10,669	607	(579)	10,697	20.98
	2016	12,340	113	(1,784)	10,669	19.84
Small Mid Cap Growth VIP	2017	5,718	73	(944)	4,847	8.23
	2016	5,758	86	(126)	5,718	6.85
Dreyfus Variable Investment Fund subaccounts
Opportunistic Small Cap Portfolio	2017	11,028	340	(1,238)	10,130	$19.07
	2016	12,908	694	(2,574)	11,028	15.59
Quality Bond Portfolio	2017	8,326	826	(497)	8,655	14.33
	2016	9,334	386	(1,394)	8,326	13.98
Dreyfus Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares subaccount
Dreyfus Sustainable U.S. Equity Portfolio	2017	237	—	(45)	192	$15.43
	2016	423	—	(186)	237	13.64
Fidelity Variable Insurance Products (“VIP”) Funds subaccounts
VIP Growth Portfolio	2017	30,608	1,935	(4,731)	27,812	$19.69
	2016	35,715	838	(5,945)	30,608	14.82
VIP Index 500 Portfolio	2017	26,061	482	(2,334)	24,209	22.03
	2016	29,733	472	(4,144)	26,061	18.41
VIP Mid Cap Portfolio	2017	9,090	128	(574)	8,644	40.86
	2016	8,682	1,128	(720)	9,090	34.41

46

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2017

5.	Units Issued and Redeemed

	Individual Flexible Premium Variable Annuity with Guaranteed Minimum Death Benefit and Retirement Income Benefit Unit Activity During
	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End
Fidelity VIP Freedom Funds subaccounts
VIP Freedom 2005 Portfolio	2017	—	—	—	—	$13.69
	2016	—	—	—	—	12.56
VIP Freedom 2010 Portfolio	2017	—	—	—	—	14.92
	2016	—	—	—	—	14.92
VIP Freedom 2015 Portfolio	2017	—	—	—	—	15.33
	2016	—	—	—	—	13.57
VIP Freedom 2020 Portfolio	2017	6,001	—	(86)	5,915	15.58
	2016	3,142	3,153	(294)	6,001	13.62
VIP Freedom 2025 Portfolio	2017	—	—	—	—	16.46
	2016	—	—	—	—	14.23
VIP Freedom 2030 Portfolio	2017	—	—	—	—	16.68
	2016	—	—	—	—	14.05
VIP Freedom Income Portfolio	2017	—	—	—	—	12.65
	2016	—	—	—	—	11.86
Fidelity VIP FundsManager Portfolios subaccounts
VIP FundsManager 20% Portfolio	2017	—	—	—	—	$12.32
	2016	—	—	—	—	11.68
VIP FundsManager 50% Portfolio	2017	5,397	10,010	(14,953)	454	14.89
	2016	—	5,397	—	5,397	13.25
VIP FundsManager 70% Portfolio	2017	—	—	—	—	16.30
	2016	—	—	—	—	13.93
VIP FundsManager 85% Portfolio	2017	—	—	—	—	17.24
	2016	—	—	—	—	14.26
Franklin Templeton Variable Insurance Products Trust subaccounts
Developing Markets VIP Fund	2017	1,770	—	(1,100)	670	$21.19
	2016	1,832	57	(119)	1,770	15.34
Small – Mid Cap Growth VIP Fund	2017	6,603	149	(836)	5,916	20.25
	2016	7,579	262	(1,238)	6,603	16.96
Small Cap Value VIP Fund	2017	79	—	—	79	24.56
	2016	78	1	—	79	22.56
Goldman Sachs Variable Insurance Trust subaccounts
Mid Cap Value Fund	2017	12,509	587	(1,800)	11,296	$34.19
	2016	14,289	365	(2,145)	12,509	31.29
Small Cap Equity Insights Fund	2017	116	—	—	116	27.44
	2016	115	1	—	116	25.00
Strategic Growth Fund	2017	25,312	352	(3,422)	22,242	19.93
	2016	29,738	646	(5,072)	25,312	15.51

47

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2017

5.	Units Issued and Redeemed

	Individual Flexible Premium Variable Annuity with Guaranteed Minimum Death Benefit and Retirement Income Benefit Unit Activity During
	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End
Janus Henderson subaccounts
VIT Balanced Portfolio (Service Shares)	2017	4,093	—	(1,071)	3,022	$23.50
	2016	4,465	—	(372)	4,093	20.22
VIT Enterprise Portfolio (Service Shares)	2017	4,243	142	(463)	3,922	27.39
	2016	4,771	77	(605)	4,243	21.91
VIT Forty Portfolio (Institutional Shares)	2017	103,714	824	(15,998)	88,540	17.72
	2016	108,755	3,834	(8,875)	103,714	13.82
PIMCO Variable Insurance Trust subaccounts
VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)	2017	10,434	936	(1,810)	9,560	$19.78
	2016	12,089	362	(2,017)	10,434	19.56
VIT Low Duration Portfolio	2017	21,460	2,259	(1,679)	22,040	14.23
	2016	24,374	1,230	(4,144)	21,460	14.27
Principal Variable Contracts Funds, Inc. (“PVC”) Equity Funds subaccounts
Capital Appreciation Account	2017	5,162	253	—	5,415	$25.71
	2016	4,869	293	—	5,162	21.69
Equity Income Account	2017	14,909	483	(433)	14,959	29.82
	2016	14,735	382	(208)	14,909	25.10
MidCap Account	2017	1,068	15	(111)	972	129.15
	2016	1,229	21	(182)	1,068	104.85
SmallCap Account	2017	5,876	404	(555)	5,725	11.62
	2016	6,784	361	(1,269)	5,876	10.49
Principal Variable Contracts Funds, Inc. (“PVC”) Strategic Asset Management (“SAM”) subaccounts
SAM Balanced Portfolio	2017	55,235	1,376	(774)	55,837	$23.65
	2016	63,002	8,540	(16,307)	55,235	20.93
SAM Conservative Balanced Portfolio	2017	1,083	336	(3)	1,416	20.56
	2016	1,087	—	(4)	1,083	18.81
SAM Conservative Growth Portfolio	2017	29,249	2,802	(298)	31,753	26.03
	2016	36,024	3,312	(10,087)	29,249	22.15
SAM Flexible Income Portfolio	2017	4,641	111	(573)	4,179	18.65
	2016	9,164	884	(5,407)	4,641	17.53
SAM Strategic Growth Portfolio	2017	21,627	24	(621)	21,030	27.59
	2016	22,562	27	(962)	21,627	23.00

48

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2017

6.	Financial Highlights

The Company sells variable annuity products, which have unique combinations of features and fees that are charged against the contractholder’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered by the Company have the lowest and highest total return. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered by the Company as contractholders may not have selected all available and applicable contract options as discussed in Note 3.

	At December 31					For the Period Ended December 31
	Units	Unit Fair Value			Net Assets	Investment Income Ratio*	Expense Ratio ** Lowest to Highest			Total Return *** Lowest to Highest
Calvert Variable Series, Inc.
VP SRI Mid Cap Portfolio
2017	13,689	$20.19	to	$21.92	$289,906	0.69%	1.15%	to	1.65%	9.85%	to	10.39%
2016	14,587	18.38	to	19.85	280,621	0.00%	1.15%	to	1.65%	5.50%	to	6.02%
2015	16,584	17.42	to	18.73	301,426	0.00%	1.15%	to	1.65%	(4.85%)	to	(4.38%)
2014	16,599	18.31	to	19.59	316,165	0.00%	1.15%	to	1.65%	6.33%	to	6.86%
2013	24,340	17.22	to	18.33	437,991	0.00%	1.15%	to	1.65%	27.80%	to	28.43%

Deutsche Variable Series I – Class A Shares
Bond VIP
2017	293,795	$14.79	to	$16.14	$4,611,522	2.44%	1.15%	to	1.65%	4.12%	to	4.63%
2016	304,201	14.20	to	15.43	4,569,125	5.10%	1.15%	to	1.65%	4.21%	to	4.72%
2015	299,379	13.63	to	14.73	4,305,725	2.92%	1.15%	to	1.65%	(1.91%)	to	(1.43%)
2014	315,939	13.89	to	14.95	4,622,518	3.61%	1.15%	to	1.65%	4.90%	to	5.42%
2013	374,922	13.25	to	14.18	5,214,143	3.88%	1.15%	to	1.65%	(4.60%)	to	(4.13%)
Core Equity VIP
2017	175,789	$19.53	to	$21.32	$3,629,764	1.20%	1.15%	to	1.65%	19.06%	to	19.65%
2016	197,271	16.40	to	17.82	3,407,348	1.43%	1.15%	to	1.65%	8.69%	to	9.22%
2015	218,841	15.09	to	16.31	3,468,484	0.84%	1.15%	to	1.65%	3.54%	to	4.05%
2014	231,178	14.58	to	15.68	3,526,696	1.08%	1.15%	to	1.65%	10.01%	to	10.55%
2013	250,404	13.25	to	14.18	3,460,393	1.43%	1.15%	to	1.65%	35.10%	to	35.77%
CROCI® International VIP
2017	595,043	$7.29	to	$7.96	$4,629,849	6.93%	1.15%	to	1.65%	19.99%	to	20.58%
2016	636,902	6.07	to	6.60	4,111,365	10.43%	1.15%	to	1.65%	(0.90%)	to	(0.41%)
2015	677,990	6.13	to	6.62	4,398,432	4.16%	1.15%	to	1.65%	(7.02%)	to	(6.56%)
2014	706,135	6.59	to	7.09	4,911,581	1.75%	1.15%	to	1.65%	(13.20%)	to	(12.77%)
2013	729,775	7.59	to	8.13	5,825,858	5.37%	1.15%	to	1.65%	18.28%	to	18.86%
Global Small Cap VIP
2017	166,012	$23.62	to	$25.65	$4,170,024	0.00%	1.15%	to	1.65%	18.08%	to	18.66%
2016	195,290	20.01	to	21.62	4,136,724	0.39%	1.15%	to	1.65%	(0.08%)	to	0.42%
2015	217,892	20.02	to	21.53	4,602,944	0.96%	1.15%	to	1.65%	(0.48%)	to	0.01%
2014	233,684	20.12	to	21.52	4,941,286	0.87%	1.15%	to	1.65%	(5.69%)	to	(5.22%)
2013	253,751	21.33	to	22.71	5,665,626	0.65%	1.15%	to	1.65%	33.74%	to	34.40%

Deutsche Variable Series II – Class A Shares
Government & Agency Securities VIP
2017	147,159	$16.01	to	$17.48	$2,486,971	2.58%	1.15%	to	1.65%	0.03%	to	0.52%
2016	157,046	16.00	to	17.39	2,646,131	3.08%	1.15%	to	1.65%	(0.49%)	to	0.00%
2015	181,153	16.08	to	17.39	3,059,015	2.85%	1.15%	to	1.65%	(1.65%)	to	(1.16%)
2014	194,539	16.35	to	17.59	3,332,289	2.31%	1.15%	to	1.65%	3.58%	to	4.10%
2013	211,600	15.79	to	16.90	3,490,455	3.03%	1.15%	to	1.65%	(4.62%)	to	(4.15%)
High Income VIP
2017	162,878	$20.98	to	$22.90	$3,636,822	5.79%	1.15%	to	1.65%	5.77%	to	6.29%
2016	172,712	19.84	to	21.55	3,635,374	6.09%	1.15%	to	1.65%	11.03%	to	11.58%
2015	193,594	17.87	to	19.31	3,659,929	6.10%	1.15%	to	1.65%	(5.99%)	to	(5.52%)
2014	209,289	19.00	to	20.44	4,191,701	6.77%	1.15%	to	1.65%	(0.17%)	to	0.32%
2013	235,138	19.04	to	20.38	4,703,348	7.16%	1.15%	to	1.65%	6.16%	to	6.69%
CROCI® U.S. VIP (1)
2017	326,128	$30.80	to	$33.63	$10,682,847	1.50%	1.15%	to	1.65%	20.89%	to	21.49%
2016	363,157	25.48	to	27.68	9,799,543	1.02%	1.15%	to	1.65%	(5.94%)	to	(5.48%)
2015	395,085	27.09	to	29.28	11,299,298	1.46%	1.15%	to	1.65%	(8.38%)	to	(7.93%)
2014	410,710	29.57	to	31.80	12,777,360	1.71%	1.15%	to	1.65%	8.92%	to	9.46%
2013	456,213	27.15	to	29.05	12,984,730	1.98%	1.15%	to	1.65%	28.77%	to	29.41%

49

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2017

6.	Financial Highlights

	At December 31					For the Period Ended December 31
	Units	Unit Fair Value			Net Assets	Investment Income Ratio*	Expense Ratio ** Lowest to Highest			Total Return *** Lowest to Highest
Government Money Market VIP
2017	78,435	$9.83	to	$10.73	$820,207	0.42%	1.15%	to	1.65%	(1.17%)	to	(0.69%)
2016	115,642	9.94	to	10.80	1,213,838	0.05%	1.15%	to	1.65%	(1.57%)	to	(1.08%)
2015	89,575	10.10	to	10.92	957,249	0.01%	1.15%	to	1.65%	(1.61%)	to	(1.13%)
2014	99,000	10.27	to	11.04	1,071,572	0.01%	1.15%	to	1.65%	(1.61%)	to	(1.13%)
2013	114,066	10.44	to	11.17	1,250,636	0.01%	1.15%	to	1.65%	(1.61%)	to	(1.13%)
Small Mid Cap Growth VIP
2017	39,879	$8.23	to	$8.98	$349,331	0.10%	1.15%	to	1.65%	20.14%	to	20.73%
2016	42,155	6.85	to	7.44	305,948	0.00%	1.15%	to	1.65%	7.30%	to	7.84%
2015	44,727	6.38	to	6.90	301,749	0.00%	1.15%	to	1.65%	(2.50%)	to	(2.02%)
2014	48,567	6.55	to	7.04	334,503	0.00%	1.15%	to	1.65%	3.98%	to	4.49%
2013	59,120	6.29	to	6.74	390,061	0.12%	1.15%	to	1.65%	40.47%	to	41.16%

Dreyfus Variable Investment Fund – Service Class Shares
Opportunistic Small Cap Portfolio
2017	122,347	$19.07	to	$20.71	$2,468,483	0.00%	1.15%	to	1.65%	22.36%	to	22.96%
2016	136,829	15.59	to	16.84	2,246,365	0.00%	1.15%	to	1.65%	14.89%	to	15.46%
2015	163,504	13.57	to	14.58	2,331,484	0.00%	1.15%	to	1.65%	(4.10%)	to	(3.63%)
2014	189,358	14.15	to	15.13	2,805,758	0.00%	1.15%	to	1.65%	(0.32%)	to	0.17%
2013	198,930	14.19	to	15.11	2,949,034	0.00%	1.15%	to	1.65%	45.81%	to	46.53%
Quality Bond Portfolio
2017	51,810	$14.33	to	$15.56	$781,239	1.87%	1.15%	to	1.65%	2.56%	to	3.07%
2016	54,722	13.98	to	15.10	802,641	1.53%	1.15%	to	1.65%	(0.37%)	to	0.12%
2015	60,603	14.03	to	15.08	889,915	1.81%	1.15%	to	1.65%	(3.48%)	to	(3.00%)
2014	71,551	14.53	to	15.55	1,085,902	1.89%	1.15%	to	1.65%	2.86%	to	3.36%
2013	81,489	14.13	to	15.04	1,198,950	2.61%	1.15%	to	1.65%	(3.39%)	to	(2.91%)

Dreyfus Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares
Dreyfus Sustainable U.S. Equity Portfolio (2)
2017	13,109	$15.43	to	$16.76	$218,489	0.91%	1.15%	to	1.65%	13.18%	to	13.74%
2016	13,225	13.64	to	14.73	193,504	1.09%	1.15%	to	1.65%	8.29%	to	8.82%
2015	15,414	12.59	to	13.54	207,060	1.15%	1.15%	to	1.65%	(4.98%)	to	(4.51%)
2014	30,424	13.25	to	14.18	424,201	0.83%	1.15%	to	1.65%	11.30%	to	11.85%
2013	30,502	11.91	to	12.68	380,841	1.09%	1.15%	to	1.65%	31.82%	to	32.47%

Fidelity Variable Insurance Products (“VIP”) Funds – Service Class Shares
VIP Growth Portfolio
2017	440,495	$19.69	to	$21.37	$9,206,221	0.12%	1.15%	to	1.65%	32.82%	to	33.47%
2016	466,151	14.82	to	16.01	7,310,449	0.00%	1.15%	to	1.65%	(0.92%)	to	(0.43%)
2015	524,336	14.96	to	16.08	8,268,474	0.16%	1.15%	to	1.65%	5.31%	to	5.84%
2014	578,408	14.20	to	15.20	8,630,418	0.09%	1.15%	to	1.65%	9.38%	to	9.92%
2013	634,157	12.99	to	13.82	8,617,645	0.19%	1.15%	to	1.65%	33.99%	to	34.66%
VIP Index 500 Portfolio
2017	487,931	$22.03	to	$23.91	$11,366,584	1.72%	1.15%	to	1.65%	19.62%	to	20.21%
2016	416,768	18.41	to	19.89	8,122,003	1.34%	1.15%	to	1.65%	9.93%	to	10.48%
2015	485,326	16.75	to	18.01	8,572,938	1.86%	1.15%	to	1.65%	(0.41%)	to	0.08%
2014	527,109	16.82	to	17.99	9,316,890	1.48%	1.15%	to	1.65%	11.61%	to	12.17%
2013	601,711	15.07	to	16.04	9,501,121	1.79%	1.15%	to	1.65%	29.97%	to	30.61%
VIP Mid Cap Portfolio
2017	171,525	$40.86	to	$44.36	$7,454,694	0.62%	1.15%	to	1.65%	18.75%	to	19.34%
2016	187,024	34.41	to	37.18	6,815,412	0.43%	1.15%	to	1.65%	10.29%	to	10.84%
2015	200,702	31.20	to	33.54	6,611,087	0.38%	1.15%	to	1.65%	(3.10%)	to	(2.62%)
2014	224,859	32.20	to	34.44	7,609,810	0.16%	1.15%	to	1.65%	4.47%	to	4.99%
2013	251,019	30.82	to	32.81	8,101,515	0.40%	1.15%	to	1.65%	33.85%	to	34.52%

Fidelity VIP Freedom Funds – Service Class 2 Shares
VIP Freedom 2005 Portfolio
2017	561	$14.33	to	$14.33	$8,035	1.36%	1.15%	to	1.15%	9.48%	to	9.48%
2016	588	13.09	to	13.09	7,696	1.14%	1.15%	to	1.15%	3.59%	to	3.59%
2015	3,462	12.19	to	12.64	43,745	1.64%	1.15%	to	1.15%	(1.62%)	to	(1.62%)
2014	3,360	12.45	to	12.85	43,146	1.21%	1.15%	to	1.15%	2.86%	to	2.86%
2013	6,076	12.49	to	12.49	75,865	1.37%	1.15%	to	1.15%	8.22%	to	8.22%
VIP Freedom 2010 Portfolio
2017	16,203	$15.27	to	$15.63	$248,070	1.27%	1.15%	to	1.40%	11.24%	to	11.52%
2016	19,290	13.73	to	14.01	265,336	1.23%	1.15%	to	1.40%	3.78%	to	4.03%
2015	21,634	12.99	to	13.47	286,865	1.39%	1.15%	to	1.40%	(1.90%)	to	(1.66%)
2014	35,764	13.27	to	13.70	482,859	1.39%	1.15%	to	1.40%	2.77%	to	3.03%
2013	36,892	13.12	to	13.29	484,740	1.49%	1.15%	to	1.40%	11.63%	to	11.91%

50

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2017

6.	Financial Highlights

	At December 31					For the Period Ended December 31
	Units	Unit Fair Value			Net Assets	Investment Income Ratio*	Expense Ratio ** Lowest to Highest			Total Return *** Lowest to Highest
VIP Freedom 2015 Portfolio
2017	38,663	$15.68	to	$16.05	$611,024	1.28%	1.15%	to	1.40%	13.22%	to	13.50%
2016	39,698	13.85	to	14.14	553,647	1.27%	1.15%	to	1.40%	4.12%	to	4.38%
2015	41,094	13.06	to	13.55	550,125	1.46%	1.15%	to	1.40%	(1.88%)	to	(1.64%)
2014	56,291	13.35	to	13.77	766,462	1.41%	1.15%	to	1.40%	3.01%	to	3.27%
2013	57,541	13.16	to	13.34	760,042	1.56%	1.15%	to	1.40%	12.53%	to	12.81%
VIP Freedom 2020 Portfolio
2017	96,160	$15.58	to	$16.31	$1,548,567	1.25%	1.15%	to	1.65%	14.38%	to	14.94%
2016	102,713	13.62	to	14.19	1,441,028	1.28%	1.15%	to	1.65%	4.09%	to	4.60%
2015	104,252	13.08	to	13.57	1,401,161	1.61%	1.15%	to	1.65%	(2.07%)	to	(1.59%)
2014	105,280	13.36	to	13.79	1,439,999	1.43%	1.15%	to	1.65%	2.90%	to	3.41%
2013	106,687	12.98	to	13.33	1,412,794	1.62%	1.15%	to	1.65%	13.76%	to	14.32%
VIP Freedom 2025 Portfolio
2017	88,275	$16.84	to	$17.23	$1,491,097	1.41%	1.15%	to	1.40%	15.95%	to	16.23%
2016	78,698	14.52	to	14.83	1,146,907	1.30%	1.15%	to	1.40%	4.52%	to	4.78%
2015	86,430	13.65	to	14.15	1,204,150	1.57%	1.15%	to	1.40%	(1.88%)	to	(1.64%)
2014	90,061	13.94	to	14.39	1,279,100	1.43%	1.15%	to	1.40%	3.41%	to	3.66%
2013	94,056	13.70	to	13.88	1,291,081	1.75%	1.15%	to	1.40%	18.06%	to	18.35%
VIP Freedom 2030 Portfolio
2017	73,678	$17.07	to	$17.47	$1,271,293	1.17%	1.15%	to	1.40%	19.03%	to	19.33%
2016	77,640	14.34	to	14.64	1,123,763	1.24%	1.15%	to	1.40%	4.91%	to	5.16%
2015	79,562	13.43	to	13.92	1,096,127	1.44%	1.15%	to	1.40%	(1.90%)	to	(1.66%)
2014	80,317	13.72	to	14.16	1,126,596	1.35%	1.15%	to	1.40%	3.30%	to	3.55%
2013	81,181	13.49	to	13.67	1,101,055	1.55%	1.15%	to	1.40%	19.73%	to	20.03%
VIP Freedom Income Portfolio
2017	18,180	$12.94	to	$13.24	$238,119	1.33%	1.15%	to	1.40%	6.87%	to	7.13%
2016	17,958	12.11	to	12.36	219,819	1.27%	1.15%	to	1.40%	2.73%	to	2.99%
2015	14,251	11.58	to	12.00	169,205	1.55%	1.15%	to	1.40%	(1.94%)	to	(1.70%)
2014	14,318	11.83	to	12.21	173,209	1.28%	1.15%	to	1.40%	2.11%	to	2.36%
2013	14,220	11.77	to	11.93	168,296	1.31%	1.15%	to	1.40%	3.76%	to	4.01%

Fidelity VIP FundsManager Portfolios – Service Class 2 Shares
VIP FundsManager 20% Portfolio
2017	41,624	$12.60	to	$12.90	$528,842	1.10%	1.15%	to	1.40%	5.71%	to	5.97%
2016	45,107	11.92	to	12.17	542,098	1.24%	1.15%	to	1.40%	1.25%	to	1.50%
2015	35,059	11.56	to	11.99	416,336	0.91%	1.15%	to	1.40%	(1.55%)	to	(1.30%)
2014	42,606	11.78	to	12.15	514,096	1.15%	1.15%	to	1.40%	2.55%	to	2.80%
2013	41,765	11.66	to	11.82	490,653	0.98%	1.15%	to	1.40%	4.00%	to	4.26%
VIP FundsManager 50% Portfolio
2017	85,932	$14.89	to	$15.59	$1,332,604	0.99%	1.15%	to	1.65%	12.40%	to	12.95%
2016	108,412	13.25	to	13.81	1,482,652	1.21%	1.15%	to	1.65%	2.39%	to	2.89%
2015	86,633	12.94	to	13.42	1,156,701	0.92%	1.15%	to	1.40%	(1.40%)	to	(1.16%)
2014	93,682	13.16	to	13.57	1,265,985	0.99%	1.15%	to	1.40%	3.50%	to	3.76%
2013	92,767	12.91	to	13.08	1,209,032	0.93%	1.15%	to	1.40%	13.08%	to	13.36%
VIP FundsManager 70% Portfolio
2017	114,099	$16.68	to	$17.07	$1,931,239	0.79%	1.15%	to	1.40%	17.30%	to	17.59%
2016	114,464	14.22	to	14.51	1,648,690	0.88%	1.15%	to	1.40%	3.41%	to	3.67%
2015	251,644	13.50	to	14.00	3,508,364	0.80%	1.15%	to	1.40%	(1.10%)	to	(0.85%)
2014	253,715	13.69	to	14.12	3,570,784	1.04%	1.15%	to	1.40%	3.65%	to	3.91%
2013	245,213	13.41	to	13.59	3,323,111	0.91%	1.15%	to	1.40%	19.86%	to	20.15%
VIP FundsManager 85% Portfolio
2017	159,640	$17.64	to	$18.06	$2,822,812	0.62%	1.15%	to	1.40%	21.21%	to	21.51%
2016	162,553	14.56	to	14.86	2,370,662	0.76%	1.15%	to	1.40%	4.02%	to	4.27%
2015	178,915	13.74	to	14.25	2,511,572	1.38%	1.15%	to	1.40%	(1.04%)	to	(0.80%)
2014	166,928	13.92	to	14.37	2,367,309	0.86%	1.15%	to	1.40%	3.62%	to	3.88%
2013	165,869	13.65	to	13.83	2,268,946	0.77%	1.15%	to	1.40%	25.78%	to	26.09%

Franklin Templeton Variable Insurance Products Trust – Class 2 Shares
Developing Markets VIP Fund
2017	87,961	$21.19	to	$23.14	$2,011,046	0.98%	1.15%	to	1.65%	38.14%	to	38.82%
2016	103,347	15.34	to	16.67	1,700,331	0.82%	1.15%	to	1.65%	15.54%	to	16.11%
2015	112,197	13.28	to	14.35	1,590,486	2.05%	1.15%	to	1.65%	(20.91%)	to	(20.52%)
2014	117,147	16.79	to	18.06	2,091,321	1.49%	1.15%	to	1.65%	(9.88%)	to	(9.43%)
2013	127,344	18.63	to	19.94	2,512,097	2.00%	1.15%	to	1.65%	(2.53%)	to	(2.05%)
Small – Mid Cap Growth VIP Fund
2017	138,191	$20.25	to	$21.99	$2,972,639	0.00%	1.15%	to	1.65%	19.43%	to	20.02%
2016	155,723	16.96	to	18.32	2,793,868	0.00%	1.15%	to	1.65%	2.48%	to	2.99%
2015	170,182	16.55	to	17.79	2,968,750	0.00%	1.15%	to	1.65%	(4.24%)	to	(3.76%)
2014	190,171	17.28	to	18.49	3,447,967	0.00%	1.15%	to	1.65%	5.73%	to	6.25%
2013	198,252	16.34	to	17.40	3,388,039	0.00%	1.15%	to	1.65%	35.91%	to	36.58%

51

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2017

6.	Financial Highlights

	At December 31					For the Period Ended December 31
	Units	Unit Fair Value			Net Assets	Investment Income Ratio*	Expense Ratio ** Lowest to Highest			Total Return *** Lowest to Highest
Small Cap Value VIP Fund
2017	128,686	$24.56	to	$26.14	$3,324,393	0.51%	1.15%	to	1.65%	8.86%	to	9.40%
2016	129,642	22.56	to	23.90	3,063,617	0.80%	1.15%	to	1.65%	28.07%	to	28.71%
2015	147,473	17.61	to	18.57	2,707,358	0.63%	1.15%	to	1.65%	(8.89%)	to	(8.44%)
2014	152,027	19.33	to	20.28	3,051,182	0.64%	1.15%	to	1.65%	(1.06%)	to	(0.57%)
2013	164,869	19.54	to	20.40	3,332,387	1.35%	1.15%	to	1.65%	34.03%	to	34.69%
Goldman Sachs Variable Insurance Trust – Institutional Class Shares
Mid Cap Value Fund
2017	106,444	$34.19	to	$37.13	$3,858,446	0.73%	1.15%	to	1.65%	9.27%	to	9.81%
2016	116,634	31.29	to	33.81	3,850,299	1.37%	1.15%	to	1.65%	11.69%	to	12.24%
2015	129,932	28.02	to	30.12	3,827,794	0.38%	1.15%	to	1.65%	(10.72%)	to	(10.27%)
2014	142,137	31.38	to	33.57	4,678,058	0.98%	1.15%	to	1.65%	11.73%	to	12.28%
2013	158,289	28.09	to	29.90	4,648,171	0.84%	1.15%	to	1.65%	30.74%	to	31.38%
Small Cap Equity Insights Fund
2017	31,091	$27.44	to	$29.79	$912,577	0.55%	1.15%	to	1.65%	9.76%	to	10.30%
2016	33,607	25.00	to	27.01	894,415	1.16%	1.15%	to	1.65%	21.20%	to	21.80%
2015	37,944	20.63	to	22.18	829,489	0.27%	1.15%	to	1.65%	(3.72%)	to	(3.24%)
2014	45,599	21.42	to	22.92	1,029,590	0.76%	1.15%	to	1.65%	5.19%	to	5.71%
2013	51,839	20.37	to	21.68	1,107,012	0.93%	1.15%	to	1.65%	33.42%	to	34.08%
Strategic Growth Fund
2017	237,806	$19.93	to	$21.64	$5,028,306	0.51%	1.15%	to	1.65%	28.55%	to	29.18%
2016	265,255	15.51	to	16.75	4,343,972	0.61%	1.15%	to	1.65%	0.33%	to	0.82%
2015	296,963	15.46	to	16.62	4,830,034	0.34%	1.15%	to	1.65%	1.72%	to	2.22%
2014	330,376	15.20	to	16.26	5,264,246	0.36%	1.15%	to	1.65%	11.80%	to	12.35%
2013	378,975	13.59	to	14.47	5,383,121	0.40%	1.15%	to	1.65%	30.27%	to	30.92%

Janus Henderson (3)
VIT Balanced Portfolio (Service Shares) (4)
2017	303,581	$23.50	to	$25.51	$7,588,977	1.36%	1.15%	to	1.65%	16.22%	to	16.80%
2016	365,427	20.22	to	21.84	7,835,085	1.92%	1.15%	to	1.65%	2.63%	to	3.14%
2015	415,466	19.70	to	21.18	8,648,755	1.64%	1.15%	to	1.65%	(1.22%)	to	(0.73%)
2014	455,669	19.94	to	21.33	9,573,521	1.52%	1.15%	to	1.65%	6.48%	to	7.01%
2013	481,772	18.73	to	19.94	9,467,875	2.03%	1.15%	to	1.65%	17.86%	to	18.44%
VIT Enterprise Portfolio (Service Shares) (5)
2017	34,338	$27.39	to	$29.74	$999,313	0.54%	1.15%	to	1.65%	25.03%	to	25.65%
2016	37,042	21.91	to	23.67	858,570	0.71%	1.15%	to	1.65%	10.28%	to	10.83%
2015	40,796	19.87	to	21.36	854,013	0.76%	1.15%	to	1.65%	2.08%	to	2.59%
2014	44,187	19.46	to	20.82	902,458	0.03%	1.15%	to	1.65%	10.42%	to	10.97%
2013	45,772	17.62	to	18.76	843,531	0.36%	1.15%	to	1.65%	29.90%	to	30.54%
VIT Forty Portfolio (Institutional Shares) (6)
2017	767,655	$17.72	to	$19.34	$14,477,677	0.00%	1.15%	to	1.65%	28.21%	to	28.84%
2016	875,848	13.82	to	15.01	12,830,110	0.84%	1.15%	to	1.65%	0.54%	to	1.03%
2015	968,010	13.75	to	14.86	14,060,967	1.20%	1.15%	to	1.65%	10.40%	to	10.94%
2014	1,074,698	12.45	to	13.39	14,086,238	0.16%	1.15%	to	1.65%	6.97%	to	7.50%
2013	1,246,128	11.64	to	12.46	15,204,955	0.71%	1.15%	to	1.65%	29.10%	to	29.74%

PIMCO Variable Insurance Trust – Administrative Class Shares
VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)
2017	139,421	$19.78	to	$21.59	$2,934,264	4.49%	1.15%	to	1.65%	1.10%	to	1.60%
2016	157,904	19.56	to	21.25	3,270,398	1.42%	1.15%	to	1.65%	4.75%	to	5.26%
2015	185,588	18.68	to	20.19	3,660,395	3.05%	1.15%	to	1.65%	(1.34%)	to	(0.85%)
2014	199,466	18.93	to	20.36	3,975,403	1.82%	1.15%	to	1.65%	9.36%	to	9.90%
2013	228,295	17.31	to	18.53	4,150,358	1.88%	1.15%	to	1.65%	(1.13%)	to	(0.64%)
VIT Low Duration Portfolio
2017	240,757	$14.23	to	$15.53	$3,636,182	1.34%	1.15%	to	1.65%	(0.29%)	to	0.20%
2016	252,732	14.27	to	15.50	3,815,646	1.49%	1.15%	to	1.65%	(0.24%)	to	0.25%
2015	283,455	14.30	to	15.46	4,278,611	3.36%	1.15%	to	1.65%	(1.31%)	to	(0.83%)
2014	316,064	14.50	to	15.59	4,818,912	1.13%	1.15%	to	1.65%	(0.79%)	to	(0.30%)
2013	349,983	14.61	to	15.64	5,362,655	1.48%	1.15%	to	1.65%	(1.76%)	to	(1.27%)

52

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2017

6.	Financial Highlights

	At December 31					For the Period Ended December 31
	Units	Unit Fair Value			Net Assets	Investment Income Ratio*	Expense Ratio ** Lowest to Highest			Total Return *** Lowest to Highest
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds
Capital Appreciation Account
2017	38,886	$25.71	to	$27.36	$1,041,202	1.04%	1.15%	to	1.65%	18.51%	to	19.09%
2016	41,851	21.69	to	22.98	943,890	0.92%	1.15%	to	1.65%	7.09%	to	7.62%
2015	45,048	20.26	to	21.35	947,022	0.04%	1.15%	to	1.65%	0.28%	to	0.78%
2014	45,448	20.20	to	21.19	949,613	2.94%	1.15%	to	1.65%	10.37%	to	10.92%
2013	49,131	18.30	to	19.10	927,366	6.23%	1.15%	to	1.65%	30.13%	to	30.77%
Equity Income Account
2017	212,249	$29.82	to	$32.38	$6,728,090	2.03%	1.15%	to	1.65%	18.81%	to	19.40%
2016	231,183	25.10	to	27.12	6,142,242	2.49%	1.15%	to	1.65%	13.56%	to	14.12%
2015	254,917	22.10	to	23.76	5,940,448	2.24%	1.15%	to	1.65%	(5.71%)	to	(5.24%)
2014	272,403	23.44	to	25.08	6,711,459	2.15%	1.15%	to	1.65%	10.64%	to	11.18%
2013	296,133	21.19	to	22.56	6,568,117	2.68%	1.15%	to	1.65%	24.96%	to	25.58%
MidCap Account
2017	31,961	$129.15	to	$140.21	$4,425,928	0.33%	1.15%	to	1.65%	23.17%	to	23.77%
2016	34,456	104.85	to	113.28	3,851,942	0.14%	1.15%	to	1.65%	8.32%	to	8.86%
2015	39,088	96.80	to	104.06	4,012,607	0.27%	1.15%	to	1.65%	(0.27%)	to	0.22%
2014	42,905	97.06	to	103.83	4,398,551	0.29%	1.15%	to	1.65%	10.87%	to	11.42%
2013	46,262	87.54	to	93.19	4,258,061	1.22%	1.15%	to	1.65%	31.42%	to	32.06%
SmallCap Account
2017	130,261	$11.62	to	$11.78	$1,531,219	0.15%	1.15%	to	1.65%	10.75%	to	11.29%
2016	136,128	10.49	to	10.58	1,438,649	0.08%	1.15%	to	1.65%	15.25%	to	15.82%
2015 (7)	145,325	9.10	to	9.14	1,327,024	0.06%	1.15%	to	1.65%	(7.62%)	to	(7.30%)
2014	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2013	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
SAM Balanced Portfolio
2017	1,191,201	$23.65	to	$25.51	$29,720,177	1.90%	1.15%	to	1.65%	13.02%	to	13.57%
2016	1,328,646	20.93	to	22.46	29,222,304	1.88%	1.15%	to	1.65%	4.89%	to	5.41%
2015	1,437,446	19.95	to	21.31	30,049,566	2.66%	1.15%	to	1.65%	(2.69%)	to	(2.21%)
2014	1,557,535	20.50	to	21.79	33,342,013	2.52%	1.15%	to	1.65%	4.86%	to	5.38%
2013	1,711,911	19.55	to	20.68	34,793,918	2.14%	1.15%	to	1.65%	15.42%	to	15.99%
SAM Conservative Balanced Portfolio
2017	299,710	$20.56	to	$22.18	$6,531,528	2.51%	1.15%	to	1.65%	9.34%	to	9.88%
2016	330,266	18.81	to	20.18	6,557,492	2.28%	1.15%	to	1.65%	4.35%	to	4.87%
2015	360,792	18.02	to	19.25	6,833,628	2.99%	1.15%	to	1.65%	(2.54%)	to	(2.06%)
2014	399,852	18.49	to	19.65	7,735,999	2.77%	1.15%	to	1.65%	4.20%	to	4.71%
2013	416,656	17.75	to	18.77	7,708,107	2.57%	1.15%	to	1.65%	9.44%	to	9.98%
SAM Conservative Growth Portfolio
2017	924,076	$26.03	to	$28.07	$25,355,137	1.33%	1.15%	to	1.65%	17.53%	to	18.11%
2016	1,040,122	22.15	to	23.77	24,195,688	1.22%	1.15%	to	1.65%	5.03%	to	5.55%
2015	1,159,585	21.09	to	22.52	25,596,857	1.97%	1.15%	to	1.65%	(2.95%)	to	(2.47%)
2014	1,331,501	21.73	to	23.09	30,177,841	1.61%	1.15%	to	1.65%	5.40%	to	5.92%
2013	1,408,583	20.61	to	21.80	30,194,503	1.54%	1.15%	to	1.65%	20.83%	to	21.43%
SAM Flexible Income Portfolio
2017	348,046	$18.65	to	$20.11	$6,912,237	2.99%	1.15%	to	1.65%	6.38%	to	6.91%
2016	396,790	17.53	to	18.81	7,383,332	3.07%	1.15%	to	1.65%	5.00%	to	5.52%
2015	450,311	16.69	to	17.83	7,928,049	3.38%	1.15%	to	1.65%	(3.14%)	to	(2.66%)
2014	517,166	17.23	to	18.32	9,363,379	3.38%	1.15%	to	1.65%	4.08%	to	4.59%
2013	517,652	16.56	to	17.51	8,969,543	3.28%	1.15%	to	1.65%	5.71%	to	6.24%
SAM Strategic Growth Portfolio
2017	646,165	$27.59	to	$29.76	$18,798,198	1.22%	1.15%	to	1.65%	19.97%	to	20.56%
2016	738,794	23.00	to	24.68	17,849,151	1.22%	1.15%	to	1.65%	4.19%	to	4.70%
2015	814,891	22.07	to	23.57	18,837,936	1.98%	1.15%	to	1.65%	(3.46%)	to	(2.99%)
2014	916,227	22.87	to	24.30	21,863,426	1.35%	1.15%	to	1.65%	6.60%	to	7.12%
2013	959,879	21.45	to	22.69	21,418,735	1.13%	1.15%	to	1.65%	25.03%	to	25.65%

(1)	The Deutsche Large Cap Value VIP-A subaccount changed its name to Deutsche CROCI® U.S. VIP-A, effective May 1, 2017.
(2)	The Dreyfus Socially Responsible Growth subaccount changed its name to Dreyfus Sustainable U.S. Equity Portfolio, effective May 1, 2017.

53

Farmers Annuity Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2017

6.	Financial Highlights

(3)	The Janus Aspen Family of Funds was rebranded to Janus Henderson VIT, effective June 5, 2017.
(4)	The Janus Aspen Balanced Portfolio subaccount changed its name to Janus Henderson VIT Balanced portfolio, effective June 5, 2017.
(5)	The Janus Enterprise Balanced Portfolio subaccount changed its name to Janus Henderson VIT Enterprise portfolio, effective June 5, 2017.
(6)	The Janus Forty Balanced Portfolio changed its name to Janus Henderson VIT Forty Balanced portfolio, effective June 5, 2017.
(7)	For the period (commencement of operations): April 17, 2015 to December 31, 2015 - PVC SmallCap Blend Account II. Effective April 17, 2015, the PVC SmallCap Growth Account II Subaccount merged with the PVC SmallCap Blend Account II Subaccount. The PVC SmallCap Blend Account II was the surviving subaccount.
*	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges and contract maintenance charges, that are assessed against contractholder accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.
**	These amounts represent the annual contract expenses of the Account, consisting of mortality and expense, administration, Guaranteed Minimum Death benefit rider, and Guaranteed Retirement Income benefit rider charges for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Contract maintenance charges made directly to contractholder accounts through the redemption of units and expenses of the underlying fund have been excluded.
***	These amounts represent the total return for the period indicated, including changes in value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual policy total returns are not within the ranges presented.

7.	Subsequent Events

The Company has evaluated the effects of events subsequent to December 31, 2017, and through the financial statements report date. There have been no events occurring subsequent to the close of the Company’s books or accounts that would have a material effect on the accompanying financial statements or note disclosures.

54

PART C

OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

(a)	Financial Statements.

All required financial statements are included in Part B of this Registration Statement.

(b)	Exhibits.

(1)	Certified resolution of the Board of Directors of Farmers New World Life Insurance Company (the “Company”) authorizing establishment of Farmers Annuity Separate Account A (the “Separate Account”).[1]

(2)	Not applicable.

(3)	(a)	Distribution Agreement between Farmers New World Life Insurance Company and Investors Brokerage Services, Inc.[2]

	(b)	Investors Brokerage Services, Inc. Registered Representative Agreement.[2]

	(c)	Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC.[3]

	(d)	Farmers Financial Solutions, LLC Registered Representative Agreement.[3]

	(e)	Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC.[11]

	(f)	Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC.[14]

	(g)	First Amendment to the Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC.[19]

(4)	(a)	Revised Form of Contract for the Individual Flexible Premium Variable Annuity.[2]

	(b)	Revised Guaranteed Minimum Death Benefit Rider.[2]

	(c)	Revised Guaranteed Retirement Income Benefit Rider.[2]

	(d)	Waiver of Surrender Charge Rider – Terminal Illness.[2]

	(e)	Waiver of Surrender Charge Rider – Nursing Care.[2]

	(f)	Savings Incentive Match Plan for Employees (SIMPLE) Individual Retirement Annuity Amendment Rider.[4,8]

	(g)	Individual Retirement Annuity Amendment Rider.[4,8]

	(h)	Roth Individual Retirement Annuity Endorsement.[4,8]

	(i)	Final Contract for the Individual Flexible Premium Variable Annuity.[9]

	(j)	Revised Variable Contract Facing Page (2004).[10]

(5)	(a)	Form of Application for the Individual Flexible Premium Variable Annuity.[2]

	(b)	Form of Variable Policy Application Supplement.[5]

	(c)	Revised Variable Policy Application Supplement.[4,6]

	(d)	Revised Variable Policy Application Supplement (2004) [9]

	(e)	Revised Variable Policy Application Supplement (2007).[12]

	(f)	Variable Policy Application Supplement (May 2008).[15]

(6)	(a)	Articles of Incorporation of Farmers New World Life Insurance Company.[7]

	(b)	By-Laws of Farmers New World Life Insurance Company.[7]

	(c)	Amended Articles of Incorporation of Farmers New World Life Insurance Company (May 1, 2007).[13]

	(d)	Revised and Restated By-Laws of Farmers New World Life Insurance Company (July 23, 2009).[19]

	(e)	Revised and Restated By-Laws of Farmers New World Life Insurance Company (July 15, 2010).[20]

	(f)	Revised and Restated By-Laws of Farmers New World Life Insurance Company (February 27, 2013).[22]

	(g)	Revised and Restated By-Laws of Farmers New World Life Insurance Company (May 27, 2015).[2][5]

	(h)	Amended Articles of Incorporation of Farmers New World Life Insurance Company (February 27, 2018).[2][5]

(7)	(a)	Reinsurance Agreement between Farmers New World Life Insurance Company and RGA Reinsurance Company Effective April 1, 2017. [26]

	(b)	Amendment One to the Reinsurance Agreement Effective April 1, 2017, between Farmers New World Life Insurance Company and RGA Insurance Company. [26]

(8)	(a)	Participation Agreement among Kemper Variable Series, Scudder Kemper Investments, Inc., Kemper Distributors, Inc. and Farmers New World Life Insurance Company.[5]

	(b)	Participation Agreement between Scudder Variable Life Investment Fund and Farmers New World Life Insurance Company.[5]

	(c)	Indemnification Agreement between Scudder Kemper Investments, Inc. and Farmers New World Life Insurance Company.[5]

	(d)	Participation Agreement (Institutional Shares) among Janus Aspen Series, Janus Capital Corporation and Farmers New World Life Insurance Company.[5]

	(e)	Participation Agreement among Farmers New World Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC.[5]

	(f)	Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company.[2]

	(g)	Consulting Services Agreement between McCamish Systems, LLC and Farmers New World Life Insurance Company.[2]

	(h)	Form of Master Administration Agreement between McCamish Systems, LLC and Farmers New World Life Insurance Company.[2]

	(i)	Amendment No. 1 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company.[3]

	(j)	Amendment No. 2 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company.[3]

	(k)	Amendment No. 1 to Participation Agreement among Farmers New World Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC.[3]

	(l)	Amendment No. 1 to Participation Agreement between Scudder Variable Life Investment Fund and Farmers New World Life Insurance Company.[3]

	(m)	Participation Agreement among Calvert Variable Series, Inc., Calvert Distributors, Inc. and Farmers New World Life Insurance Company.[3]

	(n)	Participation Agreement between Dreyfus Variable Investment Fund and the Dreyfus Socially Responsible Growth Fund, Inc., and Farmers New World Life Insurance Company.[3]

	(o)	Participation Agreement among Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co. and Farmers New World Life Insurance Company.[3]

	(p)	Participation Agreement (Service Shares) among Janus Aspen Series, Janus Capital Corporation and Farmers New World Life Insurance Company.[3]

	(q)	Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and Farmers New World Life Insurance Company.[3]

(r)	Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company.[3]

(s)	Amendment No. 1 to Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company.[6]

(t)	Master Administration Agreement between McCamish Systems, LLC and Farmers New World Life Insurance Company dated as of April 1, 2001. [6]

(u)	Amendment No. 2 to Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company.[4]

(v)	Form of Amendment No. 4 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company.[10]

(w)	Form of Rule 22c-2 Shareholder Information Agreement.[12]

(x)	Supplement to Participation Agreement among DWS Variable Series II, Deutsche Investment Management Americas, Inc., DWS Scudder Distributors, Inc. and Farmers New World Life Insurance Company.[12]

(y)	Letter of Understanding and Extension of WM Participation Agreement, among Principal Funds Distributor, Inc., and Farmers New World Life Insurance Company, dated as of January 5, 2007.[12]

(z)	Amendment to the Participation Agreement among Variable Insurance Products Funds, Variable Insurance Products Fund II, Variable Insurance Product Fund III, Variable Insurance Product Fund IV and Variable Insurance Product Fund V, Fidelity Distributors Corporation, and Farmers New World Life Insurance Company.[15]

(aa)	Amendment No. 3 to the Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., and Farmers New World Life Insurance Company.[15]

(bb)	Amendment to the Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., and Farmers New World Life Insurance Company.[15]

(cc)	Participation Agreement among Principal Funds Distributors, Inc. and Farmers New World Life Insurance Company.[16]

(dd)	Amendment No. 3 to the Participation Agreement among Deutsche Investment Management Americas, Inc., DWS Variable Series I (formerly Kemper Variable Series), DWS Scudder Distributors, Inc. and Farmers New World Life Insurance Company.[16]

(ee)	Amendment No. 2 to the Participation Agreement among Deutsche Investment Management Americas, Inc., DWS Variable Series II, DWS Scudder Distributors, Inc. and Farmers New World Life Insurance Company.[16]

(ff)	Amendment No. 2 to the Participation Agreement among Variable Insurance Products Funds, Variable Insurance Products Fund II, Variable Insurance Product Fund III, Variable Insurance Product Fund IV and Variable Insurance Product Fund V, Fidelity Distributors Corporation, and Farmers New World Life Insurance Company.[16]

(gg)	Amendment No. 6 to the Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., and Farmers New World Life Insurance Company.[16]

(hh)	Amendment No. 1 to the Participation Agreement among Janus Aspen Series (Institutional Shares), Janus Capital Corporation and Farmers New World Life Insurance Company.[16]

(ii)	Amendment No. 1 to the Participation Agreement among Janus Aspen Series (Service Shares), Janus Capital Corporation and Farmers New World Life Insurance Company.[16]

(jj)	Amendment No. 2 to the Participation Agreement among PIMCO Variable Insurance Trust, PIMCO Funds Distributors LLC, and Farmers New World Life Insurance Company.[16]

(kk)	First Amendment to Participation Agreement among Principal Funds Distributors, Inc. and Farmers New World Life Insurance Company.[18]

	(ll)	Novation of and Amendment to Participation Agreement among Allianz Global Investors Distributors LLC (AGID), PIMCO Investments LLC (PI), PIMCO Variable Insurance Trust and Farmers New World Life Insurance Company (March 10, 2011).[20]

	(mm)	Supplement to Participation Agreement Dated March 10, 2000 among DWS Variable Series II (DWSVS II), Deutsche Investment Management Americas Inc., DWS Investments Distributors, Inc. and Farmers New World Life Insurance Company.[20]

	(nn)	Assignment and Amendment by and among PIMCO Variable Insurance Trust and Farmers New World Life Insurance Company.[21]

	(oo)	Amendment to Participation Agreement by and among PIMCO Variable Insurance Trust, PIMCO Investments LLC and Farmers New World Life Insurance Company (January 28, 2013.)[22]

	(pp)	Amendment to Participation Agreement Dated April 14, 2000 between DWS Variable Series I, Deutsche Investment Management Americas, Inc, DWS Investments Distributors, Inc. and Farmers New World Life Insurance Company (February 4, 2013.)[22]

	(qq)	Amendment to Participation Agreement Dated April 23, 2003 between DWS Investment VIT funds, Deutsche Investment Management Americas, Inc., DWS Distributors, Inc. and Farmers New World Life Insurance Company (February 4, 2013.)[22]

	(rr)	Amendment to Participation Agreement Dated March 10, 2000 between DWS Variable Series II, Deutsche Investment Management Americas, Inc., DWS Distributors, Inc., and Farmers New World Life Insurance Company (February 4, 2013.)[22]

	(ss)	Amendment to Participation Agreement Dated May 15, 2000 between Franklin/Templeton Distributors. Inc. and Farmers New World Life Insurance Company (January 15, 2013.) [22]

	(tt)	Participation Agreement Addendum to Participation Agreement Dated May 15, 2000 by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc. and Farmers New World Life Insurance Company (2012.)[22]

	(uu)	Amendment to Participation Agreement Dated May 15, 2000 by and between Goldman Sachs Variable Insurance Trust, Goldman Sachs and Co., and Farmers New World Life Insurance Company (January 28, 2013.)[22]

	(vv)	Amendment to the Fund Participation Agreement dated April 20, 2001 between Dreyfus and Farmers New World Life Insurance Company (April 5, 2013.)[22]

	(ww)	Amendment to the Letter Agreement between Deutsche Investment Management Americas Inc. and Farmers New World Life Insurance Company (January 1, 2015).[24]

	(xx)	Amendment to the Indemnification Agreement between Deutsche Investment Management Americas Inc. and Farmers New World Life Insurance Company (January 1, 2015).[24]

	(yy)	Second Amendment dated as of April 7, 2016 to the Participation Agreement dated August 25, 2008 by and among Principal Variable Contracts Funds, Inc., (formerly Principal Variable Contracts Fund, Inc.), Principal Funds Distributor, Inc., and Farmers New World Life Insurance Company.[24]

	(zz)	Termination of Participation Agreement, dated March 28, 2001, among Calvert Variable Series, Inc., Calvert Distributors, Inc., and Farmers New World Life Insurance Company dated September 19, 2017, and effective December 30, 2016.[2][5]

	(aaa)	Fund Participation Agreement among Eaton Vance Distributors, Inc., Calvert Variable Series, Inc., and Farmers New World Life Insurance Company dated October 23, 2017, and effective December 30, 2016.[25]

(9)	Opinion and Consent of Garrett B. Paddor, Esquire.[26]

(10)	(a)	Consent of PricewaterhouseCoopers LLP.[26]

	(b)	Consent of Deloitte & Touche LLP.[8]

(11)	Not applicable.

(12)	Not applicable.

(13)	Schedule of Performance Computations.[3,5]

(14)	Not applicable.

(15)	Powers of Attorney.[24]

[1]	Incorporated herein by reference to the initial registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on August 13, 1999 (File Nos. 333-85183 and 811-09547).

[2]	Previously Filed in Pre-Effective Amendment No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on November 15, 1999 (File Nos. 333-85183 and 811-09547).
[3]	Previously Filed in Post-Effective Amendment No. 2 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2001 (File Nos. 333-85183 and 811-09547).
[4]	Previously Filed in Post-Effective Amendment No. 4 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on August 27, 2002 (File Nos. 333-85183 and 811-09547).
[5]	Previously Filed in No. 1 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 21, 2000 (File Nos. 333-85183 and 811-09547).
[6]	Previously Filed in Post-Effective Amendment No. 3 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 26, 2002 (File Nos. 333-85183 and 811-09547).
[7]	Incorporated herein by reference to the initial registration statement on Form S-6 for Farmers Variable Life Separate Account A filed with the SEC on April 28, 2003 (File Nos. 333-85183 and 811-09547).
[8]	Previously Filed in Post-Effective Amendment No. 5 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 28, 2003 (File Nos. 333-85183 and 811-09547).
[9]	Previously Filed in Post-Effective Amendment No. 6 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2004 (File Nos. 333-85183 and 811-09547).
[10]	Previously filed in Post-Effective Amendment No. 7 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 28, 2005 (File Nos. 333-85183 and 811-09547).
[11]	Previously Filed in Post-Effective Amendment No. 8 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 26, 2006 (File Nos. 333-85183 and 811-09547).
[12]	Previously Filed in Post-Effective Amendment No. 9 to this registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 25, 2007 (File Nos. 333-85183 and 811-09547).
[13]	Incorporated herein by reference to the initial registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on March 4, 2008 (File Nos. 333-149540 and 811-09507).
[14]	Previously Filed in Post-Effective Amendment No. 10 on Form N-4 for Farmers Variable Annuity Separate Account A filed with the SEC on April 29, 2008 (File Nos. 333-85183 and 811-09547).
[15]	Incorporated herein by reference to the Pre-Effective Amendment No. 1 to registration statement on Form N-6 for Farmers
[16]	Incorporated herein by reference to the Pre-Effective Amendment No. 2 to registration statement on Form N-6/A for Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-149540 and 811-09507).
[17]	Previously filed in Post-Effective Amendment No. 12 on Form N-4 for Farmers Variable Annuity Separate Account A filed with the SEC on April 24, 2009 (File Nos. 333-85183 and 811-09547).
[18]	Previously filed in Post Effective Amendment No. 13 on form N-4 for Farmers Variable Annuity Separate Account A filed with the SEC on October 22, 2009 (File Nos. 333-85183 and 811-09547).
[19]	Incorporated herein by reference to Post-Effective Amendment No. 2 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2010 (File Nos. 333-149540 and 811-09507).
[20]	Incorporated herein by reference to Post-Effective Amendment No. 3 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 29, 2011 (File Nos. 333-149540 and 811-09507).
[21]	Incorporated herein by reference to Post-Effective Amendment No. 4 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2012 (File Nos. 333-149540 and 811-09507).
[22]	Incorporated herein by reference to Post-Effective Amendment No. 5 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).
[23]	Incorporated herein by reference to Post-Effective Amendment No. 19 to registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 30, 2014.
[24]	Incorporated herein by reference to Post-Effective Amendment No. 8 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 29, 2016 (File Nos. 333-149540 and 811-09507).
[25]	Incorporated herein by reference to Post-Effective Amendment No. 10 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on May 21, 2018 (File Nos. 333-149540 and 811-09507).
[26]	Filed herewith.

Item 25.	Directors and Officers of the Depositor

Name and Principal Business Address	Position and Office with Depositor
Jeff Dailey[1]	Director and Chairman of the Board
Diane Davis[2]	Director, CEO and President
Richard Kearns[4]	Director
Scott Lindquist[1]	Director and Assistant Treasurer
Annette Thompson[5]	Director
David Travers[7]	Director
Warren Tucker[8]	Director
Michael Rohwetter[6]	Chief Investment Officer
Paula Gospel[2]	Chief Risk Officer
Catherine M. Hall[2]	Chief Compliance Officer
Kelly Rabin[2]	Chief Actuary
Keith A. Terry[2]	Appointed Actuary
Joel Kuni[2]	Illustration Actuary
Leeann G. Badgett[2]	Treasurer
Erinn Bollinger[2]	Chief Claims Officer
Robert Gibson[2]	38a-1 Chief Compliance Officer
Garrett B. Paddor[2]	General Counsel and Corporate Secretary
Anthony Morris[3]	Assistant Treasurer
Margaret S. Giles[1]	Assistant Secretary
Doren E. Hohl[1]	Assistant Secretary
Nicole J. Pryor[1]	Assistant Secretary
Harris K. Mortensen[2]	Assistant Secretary

[1]	The principal business address is 6301 Owensmouth Ave., Woodland Hills, CA 91367.
[2]	The principal business address is 3003 77th Ave SE, Mercer Island, WA 98040
[3]	The principal business address is 4750 Wilshire Boulevard, Los Angeles, CA 90010.
[4]	The principal business address is 205 Charles St., East Williston, NY 11596.
[5]	The principal business address is 735 Avenida Alcola, Arroyo Grande, CA 93420.
[6]	The principal business address is 4 World Trade Center, 150 Greenwich St., New York, NY 10007.
[7]	The principal business address is 15700 Long Vista Dr., Austin, TX 78728.
[8]	The principal business address is 9618 SW Quartermaster Dr., Vashon, WA 98070.

Item 28.	Persons Controlled by or Under Common Control with the Insurance Company or Registrant

Organizations Affiliated with Zurich U.S. Insurance Group

Company	Domicile	Ownership	%
17-40 Direct Limited	GBR	Endsleigh Insurance Services Limited	100.00000
2Plan Group Limited	GBR	Openwork Independent Solutions Limited	100.00000
2Plan Limited	GBR	2Plan Group Limited	100.00000
2Plan Wealth Management Limited	GBR	2Plan Group Limited	100.00000
307-309 Atlantic Avenue Acquisition LLC	DE	Zurich American Insurance Company	100.00000
Access Franchise Management Limited	GBR	Zurich Assurance Ltd	100.00000
ACN 000 141 051 Ltd.	AUS	Zurich Financial Services Australia Limited	100.00000
ADAC Autoversicherung AG	DEU	Zürich Beteiligungs-Aktiengesellschaft (Deutschland)	51.00000
Afterland Limited	GBR	Zurich Assurance Ltd	100.00000
AG Haus der Wirtschaft	CHE	Zurich Versicherungs-Gesellschaft AG	8.16327
Allied Dunbar Asset Management plc	GBR	Allied Dunbar Assurance plc	99.99933
Allied Dunbar Asset Management plc	GBR	Zurich Trustee Company (UK) Limited	0.00067
Allied Dunbar Assurance plc	GBR	Zurich Financial Services (UKISA) Nominees Limited	100.00000
Allied Dunbar Financial Services Limited	GBR	Allied Dunbar Assurance plc	100.00000
Allied Dunbar Healthcare Marketing Limited	GBR	Allied Dunbar Assurance plc	100.00000
Allied Dunbar Property Services Limited	GBR	Allied Dunbar Assurance plc	100.00000
Allied Dunbar Provident plc	GBR	Allied Dunbar Assurance plc	99.99988
Allied Dunbar Provident plc	GBR	Zurich Trustee Company (UK) Limited	0.00012
Allied Zurich Holdings Limited	JEY	Zurich Versicherungs-Gesellschaft AG	100.00000
Allied Zurich Limited	GBR	Zurich Insurance Group Ltd.	100.00000
American Guarantee and Liability Insurance Company	NY	Zurich American Insurance Company	100.00000
American Zurich Insurance Company	IL	Steadfast Insurance Company	100.00000
Applyhere Pty Ltd	AUS	Davidson Trahaire Holding Pty Ltd	100.00000
Ashdale Land and Property Company Limited	GBR	Zurich Insurance plc	100.00000
Assistance Online (China) Co Ltd	CHN	Assistancee Online Pte. Ltd	100.00000
Assistancee Online HK Ltd	HKG	Assistancee Online HK Ltd	0.00000
Assistancee Online HK Ltd	HKG	Assistancee Online Pte. Ltd	100.00000
Assistancee Online Pte. Ltd	SGP	Customer Care Assistance Pty Ltd	100.00000
Associated Marine Insurers Agents Pty. Limited	AUS	Zurich Financial Services Australia Limited	100.00000
ASTIS Holdings Limited	AUS	Cover-More Finance Pty Limited	100.00000
Aust Office 1, LLC	DE	Zurich American Insurance Company	100.00000
Baden-Badener Versicherung Aktiengesellschaft	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
Ballykilliane Holdings Limited	IRL	Zurich Insurance plc	100.00000
Bansabadell Pensiones, E.G.F.P, S.A.	ESP	Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	50.00000
Bansabadell Seguros Generales, S.A. de Seguros y Reaseguros	ESP	Zurich Versicherungs-Gesellschaft AG	50.00000
Bansabadell Servicios Auxiliares De Seguros, S.L.	ESP	Bansabadell Seguros Generales, S.A. de Seguros y Reaseguros	100.00000
Bansabadell Vida S.A. de Seguros y Reaseguros	ESP	Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	50.00000
Benefit Finance Partners, L.L.C.	DE	Zurich Benefit Finance LLC	50.00000
BFP Securities LLC	DE	Benefit Finance Partners, L.L.C.	100.00000
Bloomington Office LP	DE	Zurich Structured Finance, Inc.	99.00000
Bloomington Office MGP Manager, Inc	DE	Zurich Structured Finance, Inc.	100.00000
Bloomington Office MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00000
Bloomington Office MGP, LLC	DE	Bloomington Office MGP Manager, Inc	1.00000
Blue Marble Capital L.P.	BMU	Blue Marble Micro Limited	100.00000
Blue Marble Micro Limited	GBR	Zürich Versicherungs-Gesellschaft AG	100.00000
Blue Marble Microinsurance, Inc.	DE	Blue Marble Micro Limited	100.00000
Bonnfinanz Aktiengesellschaft fur Vermogensberatung und Verm	DEU	Deutscher Herold Aktiengesellschaft	100.00000
Bonus Pensionskassen Aktiengesellschaft	AUT	Zurich Versicherungs-Aktiengesellschaft	87.50000
BONUS Vorsorgekasse AG	AUT	Zurich Versicherungs-Aktiengesellschaft	50.00000
BOS Apt 1, LLC	DE	Zurich American Insurance Company	100.00000
BOS Apt 2, LLC	DE	Zurich American Insurance Company	100.00000
BOS Office 2 LLC	DE	Zurich American Insurance Company	100.00000
BOS Office 3, LLC	DE	Farmers New World Life Insurance Company	100.00000
BOS Office 4, LLC	DE	Zurich American Insurance Company	100.00000
BOS Retail 1, LLC	DE	Zurich American Insurance Company	100.00000
Bright Box Europe S.A.	CHE	Bright Box HK Limited	100.00000
Bright Box HK Limited	CHN	Zürich Versicherungs-Gesellschaft AG	100.00000

Company	Domicile	Ownership	%
Bright Box Hungary KFT	HUN	Bright Box HK Limited	100.00000
Bright Box Middle East FZCO	ARE	Bright Box HK Limited	100.00000
Brinker Retail MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00000
Bristlecourt Limited	GBR	Zurich Assurance Ltd	100.00000
Cayley Aviation Ltd.	BMU	Zurich Insurance Company Ltd, Bermuda Branch	100.00000
Centre Group Holdings (U.S.) Limited	DE	Zurich Finance Company Ltd	100.00000
Centre Insurance Company	DE	Centre Solutions (U.S.) Limited	100.00000
Centre Kate Inc. 1	DE	Zurich Structured Finance, Inc.	100.00000
Centre Life Insurance Company	MA	Centre Solutions (U.S.) Limited	100.00000
Centre Reinsurance (U.S.) Limited	BMU	Centre Group Holdings (U.S.) Limited	100.00000
Centre Solutions (Bermuda) Limited	BMU	Zurich Finance Company Ltd	100.00000
Centre Solutions (U.S.) Limited	BMU	Centre Group Holdings (U.S.) Limited	100.00000
CHI APT 1, LLC	DE	Zurich American Insurance Company	100.00000
CHI Industrial 1, LLC	DE	Farmers New World Life Insurance Company	100.00000
Chilena Consolidada Seguros de Vida S.A.	CHL	Inversiones Suizo Chilena S.A.	98.97703
Chilena Consolidada Seguros Generales S.A.	CHL	Chilena Consolidada Seguros de Vida S.A.	7.40525
Chilena Consolidada Seguros Generales S.A.	CHL	Inversiones Suizo Chilena S.A.	82.73165
City of London Insurance Company Limited	GBR	Eagle Star Insurance Company Limited	100.00000
COFITEM-COFIMUR	FRA	Zurich Versicherungs-Gesellschaft AG	12.40521
Collierville Center, LP	DE	Zurich Structured Finance, Inc.	99.00000
Collierville MGP Manager, Inc.	DE	Zurich Structured Finance, Inc.	100.00000
Collierville Office MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00000
Collierville Office MGP, LLC	DE	Collierville MGP Manager, Inc.	1.00000
Colonial American Casualty and Surety Company	MD	Fidelity and Deposit Company of Maryland	100.00000
Community Trust Services Limited	GBR	Zurich Community Trust (UK) Limited	99.00000
Community Trust Services Limited	GBR	Zurich Financial Services (UKISA) Nominees Limited	1.00000
Concisa Vorsorgeberatung und Management AG	AUT	Bonus Pensionskassen Aktiengesellschaft	100.00000
Concourse Skelmersdale Limited	GBR	Zurich Financial Services (UKISA) Limited	100.00000
Cover-More (NZ) Limited	NZL	Cover-More Australia Pty Ltd	100.00000
Cover-More Asia Pte. Ltd	SGP	Travel Assist Pty Limited	100.00000
Cover-More Australia Pty Ltd	AUS	Cover-More Holdings Pty Ltd	100.00000
Cover-More Finance Pty Limited	AUS	Cover-More Group Limited	100.00000
Cover-More Group Limited	AUS	Zurich Travel Solutions Pty Limited	100.00000
Cover-More Holdings Pty Ltd	AUS	Travel Assist Pty Limited	100.00000
Cover-More Holdings USA Inc.	DE	Travel Assist Pty Limited	100.00000
Cover-More Inc.	DE	Cover-More Holdings USA Inc.	100.00000
Cover-More Insurance Services Limited	GBR	Cover-More Australia Pty Ltd	100.00000
Cover-More Insurance Services Pty Ltd	AUS	Travel Assist Pty Limited	100.00000
CP Holding Limited	VGB	Zurich Insurance Company Ltd, Bermuda Branch	100.00000
CREC (Birmingham), LLC	DE	Zurich Structured Finance, Inc.	100.00000
CREC (Durham), LLC	DE	Zurich Structured Finance, Inc.	100.00000
CTH Affordable Housing Corporation	DE	Zurich Structured Finance, Inc.	100.00000
CTH Affordable Housing Investor, Inc.	DE	CTH Affordable Housing Corporation	100.00000
CTH/Landmark SLP, Inc.	IL	CTH Affordable Housing Corporation	100.00000
Cursud N.V.	ANT	Zurich Versicherungs-Gesellschaft AG	100.00000
Customer Care Assistance Pty Ltd	AUS	Customer Care Holdings Pty Ltd	100.00000
Customer Care Holdings Pty Ltd	AUS	Travel Assist Pty Limited	100.00000
Customer Care Pty Ltd	AUS	Customer Care Holdings Pty Ltd	100.00000
DA Deutsche Allgemeine Versicherung Aktiengesellschaft	DEU	Zürich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
Dallas Office MGP Manager, Inc.	DE	Zurich Structured Finance, Inc.	100.00000
Dallas Office MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00000
Dallas Office MGP, LLC	DE	Dallas Office MGP Manager, Inc.	1.00000
Dallas Tower LP	DE	Zurich Structured Finance, Inc.	99.00000
Davidson Trahaire Corpsych (Singapore) Pte. Limited	SGP	DTC Bidco Pty Ltd	100.00000
Davidson Trahaire Corpsych Pty Ltd	AUS	Davidson Trahaire Holding Pty Ltd	65.00000
Davidson Trahaire Corpsych Pty Ltd	AUS	Applyhere Pty Ltd	35.00000
Davidson Trahaire Holding Pty Ltd	AUS	DTC Australia Pty Ltd	100.00000
DB Vita S.A.	LUX	Deutscher Herold Aktiengesellschaft	25.00000
DC Apt 1, LLC	DE	Zurich American Insurance Company	100.00000
DC Retail 1, LLC	DE	Farmers New World Life Insurance Company	100.00000
Delta Wetlands Properties	IL	KLMLP 2, LLC	90.00000

Company	Domicile	Ownership	%
Delta Wetlands Properties	IL	KLMLP 3, LLC	10.00000
DEN Industrial 1, LLC	DE	Zurich American Insurance Company	100.00000
DEN Retail 1 LLC	DE	Farmers New World Life Insurance Company	100.00000
Deutsche Zurich Pensiones, Entidad Gestora de Fondos de Pens	ESP	Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	50.00000
Deutscher Herold Aktiengesellschaft	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	79.82639
Deutscher Pensionsfonds Aktiengesellschaft	DEU	Deutscher Herold Aktiengesellschaft	74.90000
Deutsches Institut fur Altersvorsorge GmbH	DEU	Deutscher Herold Aktiengesellschaft	22.00000
Digital Insurance Group B.V.	NLD	Zürich Versicherungs-Gesellschaft AG	10.00000
Disability Management Services, Inc.	CT	Centre Group Holdings (U.S.) Limited	40.00000
DTC Australia Pty Ltd	AUS	DTC Bidco Pty Ltd	100.00000
DTC Bidco Pty Ltd	AUS	DTC Holdco Pty Ltd	100.00000
DTC Holdco Pty Ltd	AUS	ASTIS Holdings Limited	100.00000
DTC NZ Bidco Limited	NZL	DTC Bidco Pty Ltd	100.00000
Dunbar Assets Ireland	IRL	Zurich Finance Company Ltd	0.03664
Dunbar Assets Ireland	IRL	ZCMC II Holdings Limited	99.96335
Dunbar Assets plc	GBR	Dunbar Assets Ireland	100.00000
Dunbar Nominees Limited	GBR	Dunbar Assets plc	100.00000
Dunbar Sports and Social Club Limited	GBR	Allied Dunbar Assurance plc	100.00000
Eagle Star (Leasing) Limited	GBR	Zurich Assurance Ltd	100.00000
Eagle Star (Malta) Limited	MLT	Zurich Assurance Ltd	100.00000
Eagle Star Computer Services Limited	GBR	Zurich Assurance Ltd	100.00000
Eagle Star Direct (Camberley) Limited	GBR	Zurich Insurance Company (U.K.) Limited	100.00000
Eagle Star Direct Services Limited	GBR	Zurich UK General Services Limited	100.00000
Eagle Star Estates Limited	GBR	Zurich Assurance Ltd	100.00000
Eagle Star European Life Assurance Company Limited	IRL	Zurich Life Assurance plc	100.00000
Eagle Star Executives Pension Trustee Limited	GBR	Zurich Financial Services (UKISA) Limited	100.00000
Eagle Star Farms Limited	GBR	Zurich Assurance Ltd	100.00000
Eagle Star Forests Limited	GBR	Zurich Assurance Ltd	100.00000
Eagle Star Group Holdings Limited	GBR	Eagle Star Holdings Limited	100.00000
Eagle Star Group Services Limited	GBR	Eagle Star Holdings Limited	100.00000
Eagle Star Holding Company of Ireland	IRL	Eagle Star Group Holdings Limited	0.00006
Eagle Star Holding Company of Ireland	IRL	Zurich Assurance Ltd	99.99994
Eagle Star Holdings Limited	GBR	Zurich Financial Services (UKISA) Limited	100.00000
Eagle Star Insurance Company Limited	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000
Eagle Star Loans Limited	GBR	Zurich Assurance Ltd	100.00000
Eagle Star Mortgages Limited	GBR	Zurich Assurance Ltd	100.00000
Eagle Star Securities Limited	GBR	Zurich Insurance plc	100.00000
Edilspettacolo SRL	ITA	Zurich Insurance Company Ltd - Rappresentanza Generale per l	35.71233
Empire Fire and Marine Insurance Company	NE	Zurich American Insurance Company	100.00000
Empire Indemnity Insurance Company	OK	Zurich American Insurance Company	100.00000
Employee Services Limited	GBR	Allied Dunbar Financial Services Limited	100.00000
Endsleigh Communications Limited	GBR	Endsleigh Insurance Services Limited	100.00000
Endsleigh Developments Limited	GBR	Endsleigh Insurance Services Limited	100.00000
Endsleigh General Trading Limited	GBR	Endsleigh Insurance Services Limited	100.00000
Endsleigh Independent Financial Services Limited	GBR	Endsleigh Insurance Services Limited	100.00000
Endsleigh Insurance Services Limited	GBR	Endsleigh Limited	100.00000
Endsleigh Insurances (Brokers) Limited	GBR	Endsleigh Insurance Services Limited	100.00000
Endsleigh Law Limited	GBR	Endsleigh Insurance Services Limited	100.00000
Endsleigh Leasing Limited	GBR	Endsleigh Insurance Services Limited	100.00000
Endsleigh Life & Pensions Limited	GBR	Endsleigh Insurance Services Limited	100.00000
Endsleigh Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Endsleigh Pension Trustee Limited	GBR	Endsleigh Insurance Services Limited	100.00000
Endsleigh Promotions Limited	GBR	Endsleigh Insurance Services Limited	100.00000
Endsleigh Shopfitting Limited	GBR	Endsleigh Insurance Services Limited	100.00000
Endsleigh Trustee Services Limited	GBR	Endsleigh Insurance Services Limited	100.00000
ES (Walsall) Nominee Limited	GBR	Zurich Assurance Ltd	100.00000
ES Camberley Nominee 1 Limited	GBR	Zurich Assurance Ltd	100.00000
ES Camberley Nominee 2 Limited	GBR	Zurich Assurance Ltd	100.00000
ES Cannock Nominee 1 Limited	GBR	Zurich Assurance Ltd	100.00000

Company	Domicile	Ownership	%
ES Cannock Nominee 2 Limited	GBR	Zurich Assurance Ltd	100.00000
ES Coventry Nominee 1 Limited	GBR	Zurich Assurance Ltd	100.00000
ES Coventry Nominee 2 Limited	GBR	Zurich Assurance Ltd	100.00000
ES Dudley Nominee 1 Limited	GBR	Zurich Assurance Ltd	100.00000
ES Dudley Nominee 2 Limited	GBR	Zurich Assurance Ltd	100.00000
ES Hoddesdon Nominee 1 Limited	GBR	Zurich Assurance Ltd	100.00000
ES Plympton Nominee 1 Limited	GBR	Zurich Assurance Ltd	100.00000
ES Plympton Nominee 2 Limited	GBR	Zurich Assurance Ltd	100.00000
ES Ramsgate Nominee 1 Limited	GBR	Zurich Assurance Ltd	100.00000
ES Ramsgate Nominee 2 Limited	GBR	Zurich Assurance Ltd	100.00000
ESI Financing Limited	GBR	Eagle Star Insurance Company Limited	0.00011
ESI Financing Limited	GBR	Zurich Versicherungs-Gesellschaft AG	99.99989
Euclid KY Annex, LP	DE	Zurich Structured Finance, Inc.	99.00000
Euclid Office LP	DE	Zurich Structured Finance, Inc.	99.00000
Euclid Warehouses LP	DE	Zurich Structured Finance, Inc.	99.00000
Extremus Versicherung-Aktiengesellschaft	DEU	Zurich Insurance plc Niederlassung fur Deutschland	5.00000
Farmers Family Fund	CA	Farmers Group, Inc.	100.00000
Farmers Group, Inc.	NV	Zurich Versicherungs-Gesellschaft AG	87.90000
Farmers Group, Inc.	NV	Zurich Insurance Group Ltd.	12.10000
Farmers Life Insurance Company of New York	NY	Farmers New World Life Insurance Company	100.00000
Farmers New World Life Insurance Company	WA	Farmers Group, Inc.	100.00000
Farmers Reinsurance Company	CA	Farmers Group, Inc.	100.00000
Farmers Services Corporation	NV	Farmers Group, Inc.	100.00000
Farmers Services, LLC	DE	FIG Leasing Co., Inc.	100.00000
Farmers Underwriters Association	CA	Farmers Group, Inc.	100.00000
Fidelity and Deposit Company of Maryland	MD	Zurich American Insurance Company	100.00000
FIG Holding Company	CA	Farmers Group, Inc.	100.00000
FIG Leasing Co., Inc.	CA	Farmers Group, Inc.	100.00000
Figure Out Limited	GBR	2Plan Group Limited	100.00000
Fire Underwriters Association	CA	Farmers Group, Inc.	100.00000
Fitsense Insurance Services Pty Ltd	AUS	Travel Assist Pty Limited	100.00000
Futuro de Bolivia S.A. Administradora de Fondos de Pensiones	BOL	Zurich Boliviana Seguros Personales S.A.	8.42193
Futuro de Bolivia S.A. Administradora de Fondos de Pensiones	BOL	Zurich South America Invest AB	71.57801
General Surety & Guarantee Co Limited	GBR	Zurich Insurance Company (U.K.) Limited	100.00000
Genevoise, Compagnie Immobiliere SA	CHE	Zurich Lebensversicherungs-Gesellschaft AG	100.00000
Grovewood Engineering Limited	GBR	Zurich Assurance Ltd	100.00000
Grovewood Property Holdings Limited	GBR	Eagle Star Holdings Limited	100.00000
Halo Holdco Limited	GBR	Cover-More Australia Pty Ltd	100.00000
Halo Holdco Limited	GBR	Zürich Versicherungs-Gesellschaft AG	0.00000
Halo Insurance Services Limited	GBR	Halo Holdco Limited	100.00000
Halo Insurance Services Pty Ltd	AUS	Halo Insurance Services Limited	100.00000
Hawkcentral Limited	GBR	Zurich Assurance Ltd	100.00000
Herengracht Investments B.V	DEU	RE Curve Holding B.V.	100.00000
Home & Overseas Insurance Company Limited	GBR	Eagle Star Insurance Company Limited	100.00000
Hoplite Reinsurance Company of Vermont, Inc.	VT	Zurich Holding Company of America, Inc.	100.00000
HOU IND 1, LLC	DE	Zurich American Insurance Company	100.00000
HOU IND 2, LLC	DE	Zurich American Insurance Company	100.00000
Independence Center Realty L.P.	DE	Philadelphia Investor, LLC	89.00000
INNATE, Inc.	DC	Cover-More Holdings USA Inc.	100.00000
INTEGRA Versicherungsdienst GmbH	AUT	Zurich Versicherungs-Aktiengesellschaft	100.00000
Inversiones Suizo Chilena S.A.	CHL	Inversiones Suizo-Argentina S.A.	0.00001
Inversiones Suizo Chilena S.A.	CHL	Zurich Versicherungs-Gesellschaft AG	99.99999
Inversiones Suizo-Argentina S.A.	ARG	Zurich Lebensversicherungs-Gesellschaft AG	5.00400
Inversiones Suizo-Argentina S.A.	ARG	Zurich Versicherungs-Gesellschaft AG	94.99600
Inversiones ZS America Dos Limitada	CHL	Inversiones ZS America SpA	100.00000
Inversiones ZS America SpA	CHL	Zurich Santander Insurance America, S.L.	100.00000
Inversiones ZS America Tres SpA	CHL	Zurich Santander Insurance America, S.L.	100.00000
Inversora Alpina Financiadora de Primas, C.A.	VEN	Zurich Seguros, S.A.	100.00000
Irish National Insurance Company p.l.c.	IRL	Zurich Insurance plc	99.99999
Isis S.A.	ARG	Inversiones Suizo-Argentina S.A.	60.50140
Isis S.A.	ARG	Zurich Versicherungs-Gesellschaft AG	39.49860

Company	Domicile	Ownership	%
Jewell Insurance Agency Ltd	GBR	Woodstock Insurance Brokers Limited	100.00000
JFS/ZSF 1997 L.P.	VA	Zurich Structured Finance, Inc.	99.00000
JFS/ZSF 1998, L.P.	VA	Zurich Structured Finance, Inc.	99.00000
Kansas City Office LP	DE	Zurich Structured Finance, Inc.	99.00000
Kansas Office MGP Manager, Inc.	DE	Zurich Structured Finance, Inc.	100.00000
Kansas Office MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00000
Kansas Office MGP, LLC	DE	Kansas Office MGP Manager, Inc.	1.00000
Karvat Cover-More Assist. Pvt Ltd.	IND	Cover-More Asia Pte. Ltd	100.00000
Kennet Road 1 UK Limited	GBR	Zurich Assurance Ltd	100.00000
Kennet Road 2 UK Limited	GBR	Zurich Assurance Ltd	100.00000
KLMLP 2, LLC	DE	KLMLP, L.P.	100.00000
KLMLP 3, LLC	DE	KLMLP 2, LLC	100.00000
KLMLP, L.P.	DE	Zurich American Corporation	75.00000
Kono Insurance Limited	HKG	Zurich Versicherungs-Gesellschaft AG	100.00000
LA Industrial 1, LLC	DE	Zurich American Insurance Company	100.00000
LA Office 1, LLC	DE	Zurich American Insurance Company	100.00000
LA Retail 1 LLC	DE	Zurich American Insurance Company	100.00000
Limited Liability Company “BRIGHT BOX”	RUS	Bright Box HK Limited	100.00000
Limited Liability Company “REMOTO”	RUS	Bright Box HK Limited	100.00000
Logobrook Limited	GBR	Zurich Assurance Ltd	100.00000
Manon Vision Co., Ltd.	THA	Centre Solutions (Bermuda) Limited	0.00057
Manon Vision Co., Ltd.	THA	Zurich Finance Company Ltd	0.00066
Manon Vision Co., Ltd.	THA	Zurich Versicherungs-Gesellschaft AG	99.99877
MEATPACKING B.V.	NLD	Rock Inne Vastgoed B.V.	100.00000
Medidata AG	CHE	Zurich Versicherungs-Gesellschaft AG	8.85180
Mentionland Limited	GBR	Zurich Assurance Ltd	100.00000
Meritclass Investments Limited	GBR	Zurich Assurance Ltd	100.00000
MI Administrators, LLC	DE	FIG Leasing Co., Inc.	100.00000
MIAMI INDUSTRIAL 1, LLC	DE	Zurich American Insurance Company	100.00000
Miami Industrial 2, LLC	DE	Farmers New World Life Insurance Company	100.00000
Miami Office 2, LLC	DE	Zurich American Insurance Company	100.00000
MIAMI OFFICE 3, LLC	DE	Zurich American Insurance Company	100.00000
Miami Retail 1, LLC	DE	Zurich American Insurance Company	100.00000
Minas Brasil Promotora de Servicos S/A	BRA	Zurich Minas Brasil Seguros S.A,	100.00000
MSHQ, LLC	DE	JFS/ZSF 1998, L.P.	100.00000
MSP APT 1, LLC	DE	Zurich American Insurance Company	100.00000
Nashville Office 1, LLC	DE	Zurich American Insurance Company	100.00000
Navigators and General Insurance Company Limited	GBR	Zurich Insurance plc	100.00000
Nearheath Limited	GBR	Zurich Assurance Ltd	100.00000
Omnis Investments Limited	GBR	Openwork Holdings Limited	90.00000
Openwork Access Limited	GBR	Openwork Holdings Limited	100.00000
Openwork Holdings Limited	GBR	Allied Zurich Holdings Limited	99.99265
Openwork Independent Solutions Limited	GBR	Openwork Holdings Limited	100.00000
Openwork Limited	GBR	Openwork Holdings Limited	100.00000
Openwork Market Solutions Limited	GBR	Openwork Holdings Limited	100.00000
Openwork Services Limited	GBR	Openwork Holdings Limited	100.00000
Orange Stone Company	IRL	Zurich Finance Company AG	100.00000
Orion Rechtsschutz-Versicherung AG	CHE	Zurich Versicherungs-Gesellschaft AG	78.00000
Parcelgate Limited	GBR	Zurich Assurance Ltd	100.00000
Perils AG	CHE	Zurich Versicherungs-Gesellschaft AG	11.11111
Philly Office 1, LLC	DE	Zurich American Insurance Company	100.00000
POR Apt 1, LLC	DE	Zurich American Insurance Company	100.00000
POR Apt 2, LLC	DE	Zurich American Insurance Company	100.00000
POR Office 1, LLC	DE	Farmers New World Life Insurance Company	100.00000
Prime Corporate Psychology Pty Ltd	AUS	DTC Bidco Pty Ltd	100.00000
Protektor Lebensversicherungs-AG	DEU	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	5.15838
PT Zurich Insurance Indonesia	IDN	Zurich International (Bermuda) Ltd.	1.56878
PT Zurich Insurance Indonesia	IDN	Zurich Versicherungs-Gesellschaft AG	97.09134
PT Zurich Topas Life	IDN	Zurich Versicherungs-Gesellschaft AG	80.00000
R3 FL Holdings, LLC	FL	Fidelity and Deposit Company of Maryland	100.00000

Company	Domicile	Ownership	%
Raleigh/Durham Offices, L.P.	DE	Zurich Structured Finance, Inc.	99.00000
RE Curve Holding B.V.	DEU	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	100.00000
Real Garant Espana S.L.	ESP	Real Garant GmbH Garantiesysteme	100.00000
Real Garant GmbH Garantiesysteme	DEU	Real Garant Versicherung Aktiengesellschaft	100.00000
Real Garant Versicherung Aktiengesellschaft	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
Research Triangle MGP Manager, Inc.	DE	Zurich Structured Finance, Inc.	100.00000
Research Triangle Office MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00000
Research Triangle Office MGP, LLC	DE	Research Triangle MGP Manager, Inc.	1.00000
REX Holding S.a.r.l.	LUX	REX-ZDHL S.C.S. SICAV-SIF	100.00000
REX-Germany-ZDHL S.C.S	LUX	REX-ZDHL S.C.S. SICAV-SIF	95.240
Rex-Spain-ZDHL S.L.	ESP	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	100.00000
REX-The East S.à.r.l	LUX	REX-ZDHL S.C.S. SICAV-SIF	94.80000
REX-ZDHL GP S.a.r.l.	LUX	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	100.00000
REX-ZDHL S.C.S. SICAV-SIF	LUX	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	100.00000
Rock Inne Vastgoed B.V.	NLD	REX Holding S.à.r.l.	100.00000
Rokin 21 B.V.	NLD	Roxana Vastgoed B.V.	100.00000
Rokin 49 B.V.	NLD	Rock Inne Vastgoed B.V.	100.00000
Roxana Vastgoed B.V.	NLD	REX Holding S.à.r.l.	100.00000
Rural Community Insurance Company	MN	Zurich American Insurance Company	100.00000
Sacramento Office MGP, LLC	DE	Zurich Structured Finance, Inc.	100.00000
SAN DIEGO INDUSTRIAL 1, LLC	DE	Zurich American Insurance Company	100.00000
San Diego Retail 1, LLC	DE	Zurich American Insurance Company	100.00000
Santander Rio Seguros S.A.	ARG	Inversiones ZS America SpA	4.00000
Santander Rio Seguros S.A.	ARG	Zurich Santander Insurance America, S.L.	96.00000
Santander Seguros Sociedad Anónima	URY	Zurich Santander Insurance America, S.L.	100.00000
Saudi National Insurance Company	BHR	Zurich Insurance Company Ltd (Bahrain Branch)	5.00000
Sceptre Trust Limited	BHS	Eagle Star Holdings Limited	0.00002
Sceptre Trust Limited	BHS	Eagle Star Insurance Company Limited	99.99998
SEA APARTMENT 1, LLC	DE	Zurich American Insurance Company	100.00000
SEA APARTMENT 2, LLC	DE	Zurich American Insurance Company	100.00000
Seabrook Warehouse LP	DE	Zurich Structured Finance, Inc.	99.00000
Seabrook Warehouse MGP Manager, Inc.	DE	Zurich Structured Finance, Inc.	100.00000
Seabrook Warehouse MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00000
Seabrook Warehouse MGP, LLC	DE	Seabrook Warehouse MGP Manager, Inc.	1.00000
Serviaide Assistencia e Servicos, Lda.	PRT	AIDE Asistencia Seguros y Reaseguros, S.A. - Sociedad Uniper	95.00001
Serviaide Assistencia e Servicos, Lda.	PRT	Serviaide, S.A. - Sociedad Unipersonal	4.99999
Serviaide, S.A. - Sociedad Unipersonal	ESP	AIDE Asistencia Seguros y Reaseguros, S.A. - Sociedad Uniper	100.00000
Servizurich S.A. - Sociedad Unipersonal	ESP	Zurich Insurance plc, Sucursal en Espana	100.00000
SF Apt 1, LLC	DE	Zurich American Insurance Company	100.00000
SF Industrial 1, LLC	DE	Farmers New World Life Insurance Company	100.00000
SF Office 1, LLC	DE	Zurich American Insurance Company	100.00000
SF Office 4, LLC	DE	Zurich American Insurance Company	100.00000
Shire Park Limited	GBR	Zurich Assurance Ltd	12.41935
SOCIETE AVENUE LOUIS CASAI 86 SA	CHE	Zürich Lebensversicherungs-Gesellschaft AG	100.00000
Speigelhof Vastgoed B.V.	DEU	RE Curve Holding B.V.	100.00000
Springboard Health and Performance Pty Ltd	AUS	DTC Bidco Pty Ltd	100.00000
Steadfast Insurance Company	DE	Zurich American Insurance Company	100.00000
Steadfast Santa Clarita Holdings LLC	DE	Steadfast Insurance Company	100.00000
Sterling ISA Managers (Nominees) Limited	GBR	Sterling ISA Managers Limited	100.00000
Sterling ISA Managers Limited	GBR	Zurich Financial Services (UKISA) Limited	100.00000
Stratos Limited	NZL	DTC NZ Bidco Limited	100.00000
Sunley Homes Limited	GBR	Zurich Insurance plc	100.00000
Swiss Insurance Management (Hong Kong) Limited	HKG	Zurich Insurance Holdings (Hong Kong) Limited	99.50495
Swiss Insurance Management (Hong Kong) Limited	HKG	Zurich Services (Hong Kong) Limited	0.49505
TCS Loss Adjusters Limited	GBR	Endsleigh Insurance Services Limited	100.00000

Company	Domicile	Ownership	%
TDG Tele Dienste GmbH	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
Tennyson Insurance Limited	GBR	Zurich Holdings (UK) Limited	100.00000
The Liverpool Reversionary Company Limited	GBR	Eagle Star Insurance Company Limited	100.00000
The Trust Company of Scotland Limited	GBR	Zurich Insurance plc	100.00000
The Zurich Services Corporation	IL	Zurich Holding Company of America, Inc.	100.00000
Timosa Limited	IRL	Zurich Life Assurance plc	100.00000
TopReport Schadenbesichtigungs GmbH	AUT	Zurich Versicherungs-Aktiengesellschaft	14.28571
Travel Assist Pty Limited	AUS	ASTIS Holdings Limited	100.00000
Travel Insurance Partners Pty Ltd	AUS	Travel Assist Pty Limited	100.00000
Travelex Insurance Services Limited	DE	Cover-More Holdings USA Inc.	100.00000
Truck Underwriters Association	CA	Farmers Group, Inc.	100.00000
Turegum Immobilien AG	CHE	Zurich Versicherungs-Gesellschaft AG	100.00000
Universal Underwriters Insurance Company	IL	Zurich American Insurance Company	100.00000
Universal Underwriters of Texas Insurance Company	IL	Universal Underwriters Insurance Company	100.00000
Universal Underwriters Service Corporation	MO	Zurich Holding Company of America, Inc.	100.00000
Vehicle Dealer Solutions, Inc.	FL	The Zurich Services Corporation	100.00000
Winchester Land, LLC	FL	R3 FL Holdings, LLC	100.00000
Winn-Dixie MGP Manager, Inc.	DE	Zurich Structured Finance, Inc.	100.00000
Women on Wheels Limited	GBR	Endsleigh Insurance Services Limited	100.00000
Woodstock Insurance Brokers Limited	GBR	Endsleigh Insurance Services Limited	100.00000
World Travel Protection Canada Inc.	CAN	Zurich Canadian Holdings Limited	100.00000
Wren Investments Limited	GBR	Zurich Whiteley Trust Limited	100.00000
Wrightway Underwriting Limited	IRL	Ballykilliane Holdings Limited	100.00000
Z flex Gesellschaft fur Personaldienstleistungen mbH	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
ZCM (U.S.) Limited	DE	Zurich Finance Company Ltd	100.00000
ZCM Asset Holding Company (Bermuda) Limited	BMU	Zurich Finance Company Ltd	100.00000
ZCM Matched Funding Corp.	CYM	Zurich Capital Markets Inc.	100.00000
ZCMC II Holdings Limited	IRL	ZCM Asset Holding Company (Bermuda) Limited	0.20000
ZCMC II Holdings Limited	IRL	Zurich Financial Services EUB Holdings Limited	99.80000
ZFUS Services, LLC	DE	Zurich Holding Company of America, Inc.	100.00000
ZGEE3 Limited	GBR	Zurich Insurance Company (U.K.) Limited	100.00000
ZNA Services, LLC	DE	ZFUS Services, LLC	100.00000
ZPC Capital Limited	GBR	Zurich Holdings (UK) Limited	100.00000
ZSF / Collierville, LLC	DE	Collierville Center, LP	100.00000
ZSF / Office KY, LLC	DE	Euclid Office LP	100.00000
ZSF / Office NV, LLC	DE	Euclid Office LP	100.00000
ZSF / Office NY, LLC	DE	Euclid Office LP	100.00000
ZSF 00-1, Inc.	IL	CTH Affordable Housing Corporation	100.00000
ZSF 99-4, Inc.	IL	CTH Affordable Housing Corporation	100.00000
ZSF Apollo Corporation	IL	CTH Affordable Housing Corporation	100.00000
ZSF KY Annex, LLC	DE	Euclid KY Annex, LP	100.00000
ZSF Landmark Corporation	IL	CTH Affordable Housing Corporation	100.00000
ZSF Newport I Corporation	IL	CTH Affordable Housing Corporation	100.00000
ZSF/Bloomington, LLC	DE	Bloomington Office LP	100.00000
ZSF/C1 MGP Manager, Inc	DE	Zurich Structured Finance, Inc.	100.00000
ZSF/C1 MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00000
ZSF/C1 MGP, LLC	DE	ZSF/C1 MGP Manager, Inc	1.00000
ZSF/C2 MGP Manager, Inc	DE	Zurich Structured Finance, Inc.	100.00000
ZSF/C2 MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00000
ZSF/C2 MGP, LLC	DE	ZSF/CF2 MGP Manager, Inc.	1.00000
ZSF/Dallas Tower, LLC	DE	Dallas Tower LP	100.00000
ZSF/Kansas, LLC	DE	Kansas City Office LP	100.00000
ZSF/Land Parcels LLC	DE	Zurich Structured Finance, Inc.	100.00000
ZSF/Research Gateway, LLC	DE	Raleigh/Durham Offices, L.P.	100.00000
ZSF/Seabrook, LLC	DE	Seabrook Warehouse LP	100.00000
ZSF/WD Fitzgerald, LLC	DE	Euclid Warehouses LP	100.00000
ZSF/WD Hammond, LLC	DE	Euclid Warehouses LP	100.00000
ZSF/WD Jacksonville, LLC	DE	Euclid Warehouses LP	100.00000
ZSF/WD Montgomery 31, LLC	DE	Euclid Warehouses LP	100.00000
ZSF/WD Opa Locka, LLC	DE	Euclid Warehouses LP	100.00000
ZSF/WD Orlando, LLC	DE	Euclid Warehouses LP	100.00000

Company	Domicile	Ownership	%
ZSFH LLC	DE	Zurich Holding Company of America, Inc.	100.00000
ZSG Kfz-ZulassungsservicegesmbH	AUT	Zurich Versicherungs-Aktiengesellschaft	33.33333
ZSL Financing Limited	GBR	Zurich Holdings (UK) Limited	1.00000
ZSL Financing Limited	GBR	Zurich Specialties London Limited	99.00000
Zurich - Companhia de Seguros Vida S.A.	PRT	Zurich Finanz-Gesellschaft AG	0.00002
Zurich - Companhia de Seguros Vida S.A.	PRT	Zurich Investments Life S.p.A.	0.00002
Zurich - Companhia de Seguros Vida S.A.	PRT	Zurich Lebensversicherungs-Gesellschaft AG	99.99990
Zurich - Companhia de Seguros Vida S.A.	PRT	Zurich Versicherungs-Gesellschaft AG	0.00002
Zurich - Companhia de Seguros Vida S.A.	PRT	Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	0.00002
Zurich (Scotland) Limited Partnership	GBR	Zurich General Partner (Scotland) Ltd	100.00000
Zurich Administradora General de Fondos S.A.	CHL	Chilena Consolidada Seguros de Vida S.A.	99.97013
Zurich Administradora General de Fondos S.A.	CHL	Inversiones Suizo Chilena S.A.	0.02987
Zurich Advice Network Limited	GBR	Allied Dunbar Assurance plc	100.00000
Zurich AFIN Mexico, S.A. DE C.V.	MEX	Zurich Compania de Sefuros, S.A.	0.00200
Zurich AFIN Mexico, S.A. DE C.V.	MEX	Zurich Versicherungs-Gesellschaft AG	99.99800
Zurich Agency Services Inc.	MA	Zurich Holding Company of America, Inc.	100.00000
Zurich Alternative Asset Management, LLC	DE	Zurich Holding Company of America, Inc.	100.00000
Zurich America Latina Serviços Brasil Ltda.	BRA	Zurich Lebensversicherungs-Gesellschaft AG	0.01000
Zurich America Latina Serviços Brasil Ltda.	BRA	Zurich Versicherungs-Gesellschaft AG	99.99000
Zurich American Corporation	DE	Zurich Holding Company of America, Inc.	100.00000
Zurich American Insurance Company	NY	Zurich Holding Company of America, Inc.	100.00000
Zurich American Insurance Company of Illinois	IL	American Zurich Insurance Company	100.00000
Zurich American Life Insurance Company	IL	Zurich American Corporation	100.00000
Zurich American Life Insurance Company of New York	NY	Zurich American Life Insurance Company.	100.00000
Zurich Argentina Cia. de Seguros S.A.	ARG	Inversiones Suizo-Argentina S.A.	55.46140
Zurich Argentina Cia. de Seguros S.A.	ARG	Zurich Versicherungs-Gesellschaft AG	44.53611
Zurich Argentina Companía de Seguros de Retiro S.A.	ARG	Zurich Argentina Cia. de Seguros S.A.	46.64193
Zurich Argentina Companía de Seguros de Retiro S.A.	ARG	Zurich Versicherungs-Gesellschaft AG	53.35807
Zurich Asset Management Gerente de Fondos Comunes de Inversi	ARG	Inversiones Suizo-Argentina S.A.	89.99990
Zurich Asset Management Gerente de Fondos Comunes de Inversi	ARG	Isis S.A.	10.00010
Zurich Assurance (2004) plc	GBR	Zurich Assurance Ltd	100.00000
Zurich Assurance Ltd	GBR	Eagle Star Holdings Limited	100.00000
Zurich Australia Limited	AUS	Zurich Financial Services Australia Limited	100.00000
Zurich Australian Insurance Limited	AUS	Zurich Financial Services Australia Limited	100.00000
Zurich Australian Insurance Properties Pty Limited	AUS	Zurich Australia Limited	40.00000
Zurich Australian Insurance Properties Pty Limited	AUS	Zurich Australian Insurance Limited	60.00000
Zurich Australian Property Holdings Pty Ltd	AUS	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Australian Superannuation Pty Limited	AUS	Zurich Financial Services Australia Limited	100.00000
Zurich Bank International Limited	GBR	Dunbar Assets Ireland	100.00000
Zurich Benefit Finance LLC	DE	Zurich Holding Company of America, Inc.	100.00000
Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	DEU	Zurich IT Service AG Niederlassung fur Deutschland	82.61672
Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	DEU	Zurich Leben Service AG Niederlassung fur Deutschland	17.38328
Zurich Brasil Capitalizacao S.A	BRA	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Building Control Services Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Canadian Holdings Limited	CAN	Zurich Insurance Company Ltd, Canadian Branch	68.81942
Zurich Canadian Holdings Limited	CAN	Zurich Versicherungs-Gesellschaft AG	31.18058
Zurich Capital Markets Inc.	DE	ZCM (U.S.) Limited	100.00000
Zurich Capital Markets Securities Inc.	DE	Zurich Capital Markets Inc.	100.00000
Zurich Colombia Seguros S.A.	COL	Zurich Versicherungs-Gesellschaft AG	94.90000
Zurich Colombia Seguros S.A.	COL	Zurich Lebensversicherungs-Gesellschaft AG	5.10000
Zurich Community Trust (UK) Limited	GBR	Zurich Financial Services (UKISA) Limited	50.00000
Zurich Community Trust (UK) Limited	GBR	Zurich Financial Services (UKISA) Nominees Limited	50.00000
Zurich Compania de Reaseguros Argentina S.A.	ARG	Zurich Versicherungs-Gesellschaft AG	5.00000
Zurich Compania de Reaseguros Argentina S.A.	ARG	Inversiones Suizo-Argentina S.A.	95.00000
Zurich Companía de Seguros, S.A.	MEX	Zurich Versicherungs-Gesellschaft AG	99.88280
Zurich Computer Services Limited	GBR	Allied Dunbar Assurance plc	100.00000
Zurich Consultoria de Riesgos, C.A.	VEN	Zurich Seguros, S.A.	99.99000
Zurich Corredora de Bolsa S.A.	CHL	Inversiones Suizo Chilena S.A.	99.00030

Company	Domicile	Ownership	%
Zurich Corredora de Bolsa S.A.	CHL	Zurich Investments Chile S.A.	0.99970
Zurich CZI Management Holding Ltd.	DE	Zurich Global Investment Management Inc.	100.00000
Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	DEU	Deutscher Herold Aktiengesellschaft	67.54030
Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	32.45970
Zurich E&S Insurance Brokerage, Inc.	CA	Zurich American Insurance Company	100.00000
Zurich Employment Services Limited	GBR	Zurich Financial Services (UKISA) Limited	100.00000
Zurich Eurolife S.A.	LUX	Zurich Lebensversicherungs-Gesellschaft AG	90.00000
Zurich Eurolife S.A.	LUX	Zurich Versicherungs-Gesellschaft AG	10.00000
Zurich F&I Reinsurance T&C Limited	TCA	Zurich Agency Services Inc.	0.00050
Zurich F&I Reinsurance T&C Limited	TCA	Universal Underwriters Service Corporation	99.99950
Zurich Fianzas Mexico, S.A.DE C.V.	MEX	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Finance (Australia) Limited	AUS	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Finance (Bermuda) Ltd.	BMU	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Finance (Luxembourg) S.A.	LUX	Zurich Lebensversicherungs-Gesellschaft AG	0.08065
Zurich Finance (Luxembourg) S.A.	LUX	Zurich Versicherungs-Gesellschaft AG	99.91935
Zurich Finance (UK) plc	GBR	Zurich Financial Services (UKISA) Limited	99.99800
Zurich Finance (UK) plc	GBR	Zurich Financial Services (UKISA) Nominees Limited	0.00200
Zurich Finance Company Ltd	CHE	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Financial Management Limited	GBR	Allied Dunbar Assurance plc	100.00000
Zurich Financial Services (Channel Islands) Limited	JEY	Zurich Financial Services (UKISA) Limited	99.90901
Zurich Financial Services (Channel Islands) Limited	JEY	Zurich Financial Services (UKISA) Nominees Limited	0.09099
Zurich Financial Services (Isle of Man) Group Services Limit	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Financial Services (Isle of Man) Holdings Limited	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Financial Services (Isle of Man) Insurance Manager Lt	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Financial Services (UKISA) Group Services Limited	GBR	Zurich Financial Services (UKISA) Limited	100.00000
Zurich Financial Services (UKISA) Limited	GBR	Allied Zurich Holdings Limited	90.31559
Zurich Financial Services (UKISA) Limited	GBR	Zurich Insurance plc	9.68441
Zurich Financial Services (UKISA) Nominees Limited	GBR	Zurich Financial Services (UKISA) Limited	100.00000
Zurich Financial Services Australia Limited	AUS	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Financial Services EUB Holdings Limited	IRL	Zurich Ins Group	0.08333
Zurich Financial Services EUB Holdings Limited	IRL	Zurich Insurance Group Ltd.	99.91667
Zurich Financial Services UK Pension Trustee Limited	GBR	Zurich Financial Services (UKISA) Limited	99.00000
Zurich Finanz-Gesellschaft AG	CHE	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich General Insurance Company (China) Limited	CHN	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich General Insurance Malaysia Berhad	MYS	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich General Partner (Scotland) Ltd	GBR	Allied Zurich Holdings Limited	100.00000
Zurich GL Servicios Mexico, S.A. de C.V.	MEX	Zurich Vida, Compañía de Seguros, S.A.	95.00000
Zurich GL Servicios Mexico, S.A. de C.V.	MEX	Zurich Companía de Seguros, S.A.	5.00000
Zurich Global Corporate UK Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Global Investment Management Inc.	DE	Zurich Holding Company of America, Inc.	100.00000
Zurich Global, Ltd.	BMU	Zurich Holding Company of America, Inc.	100.00000
Zurich Group Pension Services (UK) Ltd	GBR	Zurich Assurance Ltd	100.00000
Zurich GSG Limited	GBR	Zurich GSH Limited	100.00000
Zurich GSH Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Holding Company of America, Inc.	DE	Zurich Finance Company AG	0.8200
Zurich Holding Company of America, Inc.	DE	Zurich Versicherungs-Gesellschaft AG	99.1800
Zurich Holding Ireland Limited	IRL	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Holdings (UK) Limited	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Immobilien Liegenschaftsverwaltungs-GesmbH	AUT	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich IMRE AG	CHE	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Independent Wealth Management Limited	GBR	Allied Dunbar Assurance plc	100.00000
Zurich Insurance Company (U.K.) Limited	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Insurance Company Escritorio de Representacao no Bras	BRA	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Insurance Company Ltd., Beijing Representative Office	CHN	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Insurance Company Ltd., Representative Office Buenos Aires	ARG	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Insurance Group Ltd.	CHE	Board of Directors
Zurich Insurance Holdings (Hong Kong) Limited	HKG	Zurich Versicherungs-Gesellschaft AG	100.00000

Company	Domicile	Ownership	%
Zurich Insurance Malaysia Berhad	MYS	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Insurance plc	IRL	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	25.07428
Zurich Insurance plc	IRL	Zurich Holding Ireland Limited	70.40509
Zurich Insurance plc	IRL	Zurich Insurance Company Ltd - Rappresentanza Generale per l	4.52063
Zurich Insurance plc, Representative Office Buenos Aires	ARG	Zurich Insurance plc	100.00000
Zurich Intermediary Group Limited	GBR	Zurich Financial Services (UKISA) Limited	99.99995
Zurich Intermediary Group Limited	GBR	Zurich Financial Services (UKISA) Nominees Limited	0.00005
Zurich Internacional de Venezuela, C.A. de Corretaje de Reas	VEN	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich International (UK) Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich International Life Limited	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich International Services (Luxembourg) S.A.	LUX	Zurich Eurolife S.A.	0.04000
Zurich International Services (Luxembourg) S.A.	LUX	Zurich Versicherungs-Gesellschaft AG	99.96000
Zurich International Solutions Limited	GBR	Zurich Assurance Ltd	100.00000
Zurich Invest AG	CHE	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Invest ICAV	IRL	Zürich Versicherungs-Gesellschaft AG	50.00000
Zurich Invest ICAV	IRL	Zurich Invest AG	50.00000
Zurich Investment Management AG	CHE	Farmers Group, Inc.	80.00000
Zurich Investment Management AG	CHE	Zurich Versicherungs-Gesellschaft AG	20.00000
Zurich Investment Management Limited	AUS	Zurich Australia Limited	100.00000
Zurich Investment Services (UK) Limited	GBR	Allied Zurich Holdings Limited	100.00000
Zurich Investment Services Limited	BMU	Zurich Finance Company Ltd	100.00000
Zurich Investments Life S.p.A.	ITA	Zurich Insurance Company Ltd - Rappresentanza Generale per l	100.00000
Zurich JVCompany Servicios Mexico, S.A. DE C.V.	MEX	Zurich Vida, Compania de Seguros, S.A.	0.00200
Zurich JVCompany Servicios Mexico, S.A. DE C.V.	MEX	Zurich Santander Seguros Mexico, S.A.	99.99800
Zurich Kunden Center GmbH	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
Zurich Latin America Corporation	FL	The Zurich Services Corporation	100.00000
Zurich Latin America Holding S.L. - Sociedad Unipersonal	ESP	Zurich Lebensversicherungs-Gesellschaft AG	100.00000
Zurich Latin American Services S.A.	ARG	Inversiones Suizo-Argentina S.A.	6.32000
Zurich Latin American Services S.A.	ARG	Zurich Versicherungs-Gesellschaft AG	93.68000
Zurich Lebensversicherungs-Gesellschaft AG	CHE	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Leisure Services Limited	GBR	Allied Dunbar Assurance plc	100.00000
Zurich Life Assurance plc	IRL	Zurich Holding Ireland Limited	100.00000
Zurich Life Insurance (Singapore) Pte Ltd	SGP	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Life Insurance Company Ltd., Representative office Buenos Aires	ARG	Zurich Lebensversicherungs-Gesellschaft AG	100.00000
Zurich Management (Bermuda) Ltd	BMU	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Management Services Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Minas Brasil Seguros S.A,	BRA	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Pension Trustees Ireland Limited	IRL	Zurich Insurance plc	50.00000
Zurich Pension Trustees Ireland Limited	IRL	Zurich Trustee Services Limited	50.00000
Zurich Pension Trustees Limited	GBR	Zurich Assurance Ltd	100.00000
Zurich Pensions Management Limited	GBR	Allied Dunbar Assurance plc	100.00000
Zurich Pensionskassen-Beratung AG	CHE	Zurich Lebensversicherungs-Gesellschaft AG	100.00000
Zurich Professional Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Project Finance (UK) Limited	GBR	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Properties Pty Limited	AUS	Zurich Australia Limited	40.00056
Zurich Properties Pty Limited	AUS	Zurich Australian Insurance Limited	59.99944
Zurich Property Services Malaysia Sdn Bhd	MYS	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Realty, Inc.	MD	The Zurich Services Corporation	100.00000
Zurich Rechtsschutz-Schadenservice GmbH	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
Zurich Reliable Insurance Limited	RUS	Zurich Versicherungs-Gesellschaft AG	99.90000
Zurich Reliable Insurance Limited	RUS	Zurich Versicherungs-Aktiengesellschaft	0.10000
Zurich Resseguradora Brasil S.A.	BRA	Zurich Versicherungs-Gesellschaft AG	99.99999.
Zurich Resseguradora Brasil S.A.	BRA	Zurich Lebensversicherungs-Gesellschaft AG	0.00001
Zurich Risk Consulting RU	RUS	Zurich Reliable Insurance	100.00000
Zurich Risk Management Services (India) Private Limited	IND	Zurich International (Bermuda) Ltd.	1.00000
Zurich Risk Management Services (India) Private Limited	IND	Zurich Versicherungs-Gesellschaft AG	99.00000
Zurich Risk Services Asia Pacific Sdn Bhd	MYS	Zurich Management Services Limited	100.00000
Zurich Roadside Assistance Malaysia Sdn Bhd	MYS	Zurich Versicherungs-Gesellschaft AG	100.00000

Company	Domicile	Ownership	%
Zurich Ruckversicherungs-Gesellschaft AG	CHE	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Sacramento, Inc.	CA	JFS/ZSF 1998, L.P.	100.00000
Zurich Santander Brasil Seguros e Previdência S.A.	BRA	Zurich Latin America Holding S.L. - Sociedad Unipersonal	0.22007
Zurich Santander Brasil Seguros e Previdência S.A.	BRA	Zurich Santander Holding (Spain), S.L.	99.56848
Zurich Santander Brasil Seguros S.A.	BRA	Zurich Santander Brasil Seguros e Previdência S.A.	100.00000
Zurich Santander Holding (Spain), S.L.	ESP	Zurich Santander Insurance America, S.L.	100.00000
Zurich Santander Holding Dos (Spain), S.L.	ESP	Zurich Santander Insurance America, S.L.	100.00000
Zurich Santander Insurance America, S.L.	ESP	Zurich Latin America Holding S.L. - Sociedad Unipersonal	51.00000
Zurich Santander Seguros Argentina S.A.	ARG	Zurich Santander Insurance America, S.L.	96.00000
Zurich Santander Seguros Argentina S.A.	ARG	Inversiones ZS America SpA	4.00000
Zurich Santander Seguros de Vida Chile S.A.	CHL	Inversiones ZS America Dos Limitada	99.78173
Zurich Santander Seguros de Vida Chile S.A.	CHL	Inversiones ZS America SpA	0.21827
Zurich Santander Seguros Generales Chile S.A.	CHL	Inversiones ZS America Dos Limitada	99.50540
Zurich Santander Seguros Generales Chile S.A.	CHL	Inversiones ZS America SpA	0.49460
Zurich Santander Seguros Mexico, S.A.	MEX	Inversiones ZS America SpA	0.00053
Zurich Santander Seguros Mexico, S.A.	MEX	Zurich Santander Insurance America, S.L.	99.99947
Zurich Seguros, S.A.	VEN	Cursud N.V.	69.20833
Zurich Service GmbH	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
Zurich Service GmbH	DEU	Zurich Versicherungs-Aktiengesellschaft	100.00000
Zurich Services (Hong Kong) Limited	HKG	Swiss Insurance Management (Hong Kong) Limited	0.00286
Zurich Services (Hong Kong) Limited	HKG	Zurich Insurance Holdings (Hong Kong) Limited	99.99714
Zurich Services A.I.E.	ESP	AIDE Asistencia Seguros y Reaseguros, S.A. - Sociedad Uniper	0.00008
Zurich Services A.I.E.	ESP	Bansabadell Pensiones, E.G.F.P, S.A.	0.00008
Zurich Services A.I.E.	ESP	Bansabadell Seguros Generales, S.A. de Seguros y Reaseguros	0.00008
Zurich Services A.I.E.	ESP	Bansabadell Vida S.A. de Seguros y Reaseguros	0.00008
Zurich Services A.I.E.	ESP	Zurich Insurance plc, Sucursal en Espana	97.18393
Zurich Services A.I.E.	ESP	Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	2.81550
Zurich Services Company (Pty) Ltd	AUS	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Services US. LLC	DE	Farmers Group, Inc.	50.00000
Zurich Services US. LLC	DE	Zurich Holding Company of America, Inc.	50.00000
Zurich Servicios de Mexico, S.A. de. C.V.	MEX	Zurich Vida, Compania de Seguros, S.A.	90.00000
Zurich Servicios de Mexico, S.A. de. C.V.	MEX	Zurich, Compania de Seguros, S.A.	10.00000
Zurich Shared Services Ireland Limited	IRL	Zurich Holding Ireland Limited	100.00000
Zurich Shared Services S.A.	CHL	Inversiones Suizo Chilena S.A.	99.98667
Zurich Shared Services S.A.	CHL	Zurich Investments Chile S.A.	0.01333
Zurich Sigorta A.S.	TUR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich South America Invest AB	SWE	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Specialties London Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Structured Finance, Inc.	DE	Zurich Finance Company Ltd	100.00000
Zurich Takaful Malaysia Berhad (ZTMB)	MYS	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Technical and Consulting Services (Beijing) Co. Ltd.	CHN	Zurich Insurance Holdings (Hong Kong) Limited	100.00000
Zurich Technology Malaysia Sdn Bhd	MYS	Zurich Technology Services Malaysia Sdn Bhd	100.00000
Zurich Technology Services Malaysia Sdn Bhd	MYS	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Training and Development Services Limited	GBR	Allied Dunbar Assurance plc	100.00000
Zurich Transitional Services Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Travel Solutions Pty Limited	AUS	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Treasury Services Limited	IRL	Zurich Financial Services EUB Holdings Limited	100.00000
Zurich Trustee Company (UK) Limited	GBR	Allied Dunbar Assurance plc	100.00000
Zurich Trustee Services Limited	IRL	Zurich Life Assurance plc	100.00000
Zurich UK General Employee Services Limited	GBR	Zurich UK General Services Limited	100.00000
Zurich UK General Services Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Versicherungs-Aktiengesellschaft	AUT	Zurich Versicherungs-Gesellschaft AG	99.98125
Zurich Versicherungs-Gesellschaft AG	CHE	Zurich Insurance Group Ltd.	100.00000
Zurich Vida e Previdencia S.A.	BRA	Zurich Minas Brasil Seguros S.A,	100.00000
Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	ESP	Zurich Lebensversicherungs-Gesellschaft AG	100.00000

Company	Domicile	Ownership	%
Zurich Vida, Companía de Seguros, S.A.	MEX	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Warranty Solutions, Inc.	IL	American Zurich Insurance Company	100.00000
Zurich Whiteley Investment Trust Limited	GBR	Zurich Insurance plc	100.00000
Zurich Whiteley Trust Limited	GBR	Zurich Whiteley Investment Trust Limited	100.00000

Note 1: Farmers Services, LLC provides services to Farmers Group, Inc., pursuant to a service agreement among its parent, ZFUS Services, LLC, and Farmers Group, Inc., Truck Underwriters Association and Fire Underwriters Association.

Note 2: Zurich Insurance Plc operates branches in the following countries: Italy (AA-1364106), Portugal (AA-1820001), Spain (AA-1840150), and United Kingdom (AA-1780059).

Note 3: Zurich Versicherungs-Aktiengesellschaft operates a branch in Germany (AA-1340017).

Note 4: Zurich Versicherungs-Gesellschaft AG also known as Zurich Insurance Company, Ltd operates branches in the following countries: Bermuda (AA-3190825), Canada (AA-1560999), Hong Kong (AA-5324112), Ireland (AA-1780042), Japan (AA-1584115), and Singapore (AA-5760036). It also operates a management entity Alpina International (AA-1460010) in Switzerland.

Organizations Affiliated with Farmers Insurance Group

Company	Domicile	Ownership	%
145 Great Road LLC	DE	Mid Century Insurance Company	100.00000
17885 Von Karman, LLC	CA	Mid-Century Insurance Company	100.00000
201 Railroad Ave, LLC	DE	Farmers Insurance Exchange	100.00000
21st Century Advantage Insurance Company	MN	21st Century North America Insurance Company	100.00000
21st Century Assurance Company	DE	Farmers Insurance Exchange	80.00000
21st Century Assurance Company	DE	Fire Insurance Exchange	10.00000
21st Century Assurance Company	DE	Truck Insurance Exchange	10.00000
21st Century Auto Insurance Company of New Jersey	NJ	21st Century Centennial Insurance Company	100.00000
21st Century Casualty Company	CA	21st Century Insurance Group	100.00000
21st Century Centennial Insurance Company	PA	Farmers Insurance Exchange	80.00000
21st Century Centennial Insurance Company	PA	Fire Insurance Exchange	10.00000
21st Century Centennial Insurance Company	PA	Truck Insurance Exchange	10.00000
21st Century Indemnity Insurance Company	PA	21st Century Premier Insurance Company	100.00000
21st Century Insurance and Financial Services, Inc.	DE	Farmers Insurance Exchange	80.00000
21st Century Insurance and Financial Services, Inc.	DE	Fire Insurance Exchange	10.00000
21st Century Insurance and Financial Services, Inc.	DE	Truck Insurance Exchange	10.00000
21st Century Insurance Company	CA	21st Century Insurance Group	100.00000
21st Century Insurance Company of the Southwest	TX	21st Century Insurance Group	100.00000
21st Century Insurance Group	DE	Farmers Insurance Exchange	80.00000
21st Century Insurance Group	DE	Fire Insurance Exchange	10.00000
21st Century Insurance Group	DE	Truck Insurance Exchange	10.00000
21st Century National Insurance Company	NY	21st Century Security Insurance Company	100.00000
21st Century North America Insurance Company	NY	Farmers Insurance Exchange	80.00000
21st Century North America Insurance Company	NY	Fire Insurance Exchange	10.00000
21st Century North America Insurance Company	NY	Truck Insurance Exchange	10.00000
21st Century Pacific Insurance Company	CO	Farmers Insurance Exchange	80.00000
21st Century Pacific Insurance Company	CO	Fire Insurance Exchange	10.00000
21st Century Pacific Insurance Company	CO	Truck Insurance Exchange	10.00000
21st Century Pinnacle Insurance Company	NJ	21st Century North America Insurance Company	100.00000
21st Century Preferred Insurance Company	PA	21st Century Centennial Insurance Company	100.00000
21st Century Premier Insurance Company	PA	21st Century Centennial Insurance Company	100.00000
21st Century Security Insurance Company	PA	Farmers Insurance Exchange	80.00000
21st Century Security Insurance Company	PA	Fire Insurance Exchange	10.00000
21st Century Security Insurance Company	PA	Truck Insurance Exchange	10.00000
21st Century Superior Insurance Company	CA	21st Century North America Insurance Company	100.00000
2501 East Valley Road, LLC	DE	Fire Insurance Exchange	100.00000
2720 Fourh Ave. LLC	DE	Farmers Insurance Exchange	100.00000
384 Santa Trinita Ave LLC	DE	Fire Insurance Exchange	100.00000
3900 Indian Avenue LLC	DE	Farmers Insurance Exchange	100.00000
460 Gibraltar Drive LLC	DE	Truck Insurance Exchange	100.00000
50th State Risk Management Services, Inc.	HI	Hawaii Insurance Consultants, Ltd.	100.00000
5401 Wiles Road LLC	FL	Mid-Century Insurance Company	100.00000
600 Riverside Parkway LLC	DE	Farmers Insurance Exchange	100.00000
922 W. Washington Blvd, LLC	IL	Mid-Century Insurance Company	100.00000
American Pacific Insurance Company, Inc.	HI	Farmers Insurance Hawaii, Inc.	100.00000
Bristol West Casualty Insurance Company	OH	Coast National Insurance Company	100.00000
Bristol West Holdings, Inc.	DE	Farmers Insurance Exchange	42.00000
Bristol West Holdings, Inc.	DE	Fire Insurance Exchange	3.75000
Bristol West Holdings, Inc.	DE	Truck Insurance Exchange	6.75000
Bristol West Holdings, Inc.	DE	Mid-Century Insurance Company	47.50000
Bristol West Insurance Company	OH	Coast National Insurance Company	100.00000
Bristol West Insurance Services of California, Inc.	CA	Bristol West Holdings, Inc.	100.00000
Bristol West Insurance Services, Inc. of Florida	FL	Bristol West Holdings, Inc.	100.00000
Bristol West Preferred Insurance Company	MI	Bristol West Holdings, Inc.	100.00000
BWIS of Nevada, Inc.	NV	Bristol West Holdings, Inc.	100.00000
Civic Property and Casualty Company	CA	Fire Insurance Exchange	80.00000
Civic Property and Casualty Company	CA	Truck Insurance Exchange	20.00000
Coast National General Agency, Inc.	TX	Bristol West Holdings, Inc.	100.00000
Coast National Holding Company	CA	Bristol West Holdings, Inc.	100.00000
Coast National Insurance Company	CA	Coast National Holding Company	100.00000
Exact Property and Casualty Company	CA	Fire Insurance Exchange	80.00000
Exact Property and Casualty Company	CA	Truck Insurance Exchange	20.00000
Farmers Financial Solutions, LLC	NV	FFS Holding, LLC	100.00000
Farmers Insurance Company of Arizona	AZ	Farmers Insurance Exchange	70.00000
Farmers Insurance Company of Arizona	AZ	Truck Insurance Exchange	20.00000
Farmers Insurance Company of Arizona	AZ	Fire Insurance Exchange	10.00000
Farmers Insurance Company of Idaho	ID	Farmers Insurance Exchange	80.00000
Farmers Insurance Company of Idaho	ID	Fire Insurance Exchange	6.70000
Farmers Insurance Company of Idaho	ID	Truck Insurance Exchange	13.30000

Company	Domicile	Ownership	%
Farmers Insurance Company of Oregon	OR	Farmers Insurance Exchange	80.00000
Farmers Insurance Company of Oregon	OR	Truck Insurance Exchange	20.00000
Farmers Insurance Company of Washington	WA	Fire Insurance Exchange	80.00000
Farmers Insurance Company of Washington	WA	Truck Insurance Exchange	20.00000
Farmers Insurance Company, Inc.	KS	Farmers Insurance Exchange	90.00000
Farmers Insurance Company, Inc.	KS	Fire Insurance Exchange	10.00000
Farmers Insurance Exchange	CA	See Note 1
Farmers Insurance Hawaii, Inc.	HI	Farmers Insurance Exchange	80.00000
Farmers Insurance Hawaii, Inc.	HI	Fire Insurance Exchange	10.00000
Farmers Insurance Hawaii, Inc.	HI	Truck Insurance Exchange	10.00000
Farmers Insurance of Columbus, Inc.	OH	Farmers Insurance Exchange	100.00000
Farmers New Century Insurance Company	IL	Illinois Farmers Insurance Company	100.00000
Farmers Services Insurance Agency	CA	Truck Insurance Exchange	100.00000
Farmers Specialty Insurance Company	MI	Foremost Insurance Company Grand Rapids, Michigan (see note 1)	100.00000
Farmers Texas County Mutual Insurance Company	TX	See Note 3
FCOA, LLC	DE	Foremost Insurance Company Grand Rapids, Michigan	100.00000
FFS Holding, LLC	NV	Mid-Century Insurance Company	100.00000
Fire Insurance Exchange	CA	See Note 4
Foremost County Mutual Insurance Company	TX	See Note 5
Foremost Express Insurance Agency, Inc.	MI	FCOA, LLC	100.00000
Foremost Financial Services Corporation	DE	FCOA, LLC	100.00000
Foremost Insurance Company Grand Rapids, Michigan	MI	Farmers Insurance Exchange	80.00000
Foremost Insurance Company Grand Rapids, Michigan	MI	Fire Insurance Exchange	10.00000
Foremost Insurance Company Grand Rapids, Michigan	MI	Truck Insurance Exchange	10.00000
Foremost Lloyds of Texas	TX	See Note 6
Foremost Property & Casualty Insurance Company	MI	Foremost Insurance Company Grand Rapids, Michigan	100.00000
Foremost Signature Insurance Company	MI	Foremost Insurance Company Grand Rapids, Michigan	100.00000
GP, LLC	DE	Bristol West Holdings, Inc.	100.00000
Hawaii Insurance Consultants, Ltd.	HI	Farmers Insurance Exchange	80.00000
Hawaii Insurance Consultants, Ltd.	HI	Fire Insurance Exchange	10.00000
Hawaii Insurance Consultants, Ltd.	HI	Truck Insurance Exchange	10.00000
Illinois Farmers Insurance Company	IL	Farmers Insurance Exchange	100.00000
Insurance Data Systems, G.P.	FL	Bristol West Holdings, Inc.	99.90000
Insurance Data Systems, G.P.	FL	GP, LLC	0.10000
Kraft Lake Insurance Agency, Inc.	MI	FCOA, LLC	100.00000
Mid-Century Insurance Company	CA	Farmers Insurance Exchange	80.00000
Mid-Century Insurance Company	CA	Fire Insurance Exchange	10.00000
Mid-Century Insurance Company	CA	Truck Insurance Exchange	10.00000
Mid-Century Insurance Company of Texas	TX	Farmers Insurance Exchange	100.00000
Neighborhood Spirit Property and Casualty Company	CA	Fire Insurance Exchange	80.00000
Neighborhood Spirit Property and Casualty Company	CA	Truck Insurance Exchange	20.00000
Security National Insurance Company	FL	Bristol West Holdings, Inc.	75.00000
Security National Insurance Company	FL	Insurance Data Systems, G.P.	25.00000
Texas Farmers Insurance Company	TX	Farmers Insurance Exchange	86.28000
Texas Farmers Insurance Company	TX	Mid Century Insurance Company	13.72000
Truck Insurance Exchange	CA	See Note 7
Western Star Insurance Services, Inc.	TX	FCOA, LLC	100.00000

Note 1: Farmers Insurance Exchange is a California “interinsurance exchange” owned by its policyholders. Its attorney-in-fact is Farmers Group, Inc, dba Farmers Underwriters Association, which is a subsidiary of Zurich Insurance Group Ltd.

Note 2: Farmers Group Inc, as attorney-in-fact for Farmers Insurance Exchange, provides management services to Farmers Texas County Mutual Insurance Company.

Note 3: Fire Insurance Exchange is a California “interinsurance exchange” owned by its policyholders. Its attorney-in-fact is Fire Underwriters Association, which is a subsidiary of Zurich Insurance Group Ltd.

Note 4: Foremost County Mutual Insurance Company is a Texas County mutual insurance company managed by Foremost Insurance Company Grand Rapids, Michigan.

Note 5: Foremost Lloyds of Texas underwriters are officers and/or directors of Foremost Insurance Company Grand Rapids, Michigan.

Note 6: Truck Insurance Exchange is a California “interinsurance exchange” owned by its policyholders. Its attorney-in-fact is Truck Underwriters Association, which is a subsidiary of Zurich Insurance Group Ltd.

Zurich Insurance Group Ltd conducts its primary insurance operations in the United States through two holding companies, each operating INDEPENDENTLY with its own staff:

Zurich Holding Company of America, Inc., an entity organized under the laws of the State of Delaware Farmers Group, Inc., an entity organized under the laws of the State of Nevada

Country Code Key (Standard USPS Codes are used for U.S. States)

ANO	Netherlands Antilles	DEU	Germany	PRT	Portugal
ARG	Argentina	ESP	Spain	RUS	Russian Federation
AUT	Austria	FRA	France	SGP	Singapore
AUS	Australia	GBR	United Kingdom	SWE	Sweden
BHR	Bahrain	HKG	Hong Kong	SWZ	Swaziland
BMU	Bermuda	IDN	Indonesia	TCA	Turks & Caicos
BOL	Bolivia	IRL	Ireland	THA	Thailand
BRA	Brazil	IND	India	TUR	Turkey
BHS	Bahamas	ITA	Italy	TWN	Taiwan
CAN	Canada	JPN	Japan	URY	Uruguay
CHE	Switzerland	LBN	Lebanon	VEN	Venezuela
CHL	Chile	LUX	Luxembourg	VGB	Virgin Islands
CHN	China	MLT	Malta	ZAF	South Africa
COL	Colombia	MEX	Mexico
CYM	Cayman Islands	MYS	Malaysia

Item 27.	Number of Contract Owners

As of February 1, 2017, there were 2,496 Non-Qualified Contracts and 3,302 Qualified Contracts issued and in-force.

Item 28.	Indemnification

Under its By-Laws, Farmers, to the full extent permitted by the Washington Business Corporation Act, will indemnify any person who was or is a party to any proceeding by reason of the fact that he or she is or was a director of Farmers, as provided below.

By-Laws of Farmers New World Life Insurance Company (as amended May 27, 2015)

INDEMNIFICATION OF DIRECTORS, OFFICERS, AND EMPLOYEES

SECTION 58. Indemnification. (a) Each person who acts as a Director, Officer or employee of the Corporation shall be indemnified by the Corporation for all sums which he or she becomes obligated to pay (including counsel fees, expenses and court costs actually and necessarily incurred by him or her) in connection with any action, suit or proceeding in which he or she is made a party by reason of his being, or having been a Director, Officer, or employee of the Corporation, except in relation to matters as to which he or she shall be adjudged in such action, suit or proceeding to be liable for bad faith or misconduct in the performance of his or her duties as such Director, Officer or employee, and except any sum paid to the Corporation in settlement of an action, suit or proceeding based upon bad faith or misconduct in the performance of his or her duties.

(b) The right of indemnification in this article provided shall inure to each Director, Officer and employee of the Corporation, whether or not he or she is such Director, Officer or employee at the time he or she shall become obligated to pay such sums, and whether or not the claim asserted against him or her is based on matters which predate the adoption of this article; and in the event of his or her death shall extend to his or her legal representatives. Each person who shall act as a Director, Officer or employee of the Corporation shall be deemed to be doing so in reliance upon such right of indemnification; and such right shall not be deemed exclusive of any other right to which any such person may be entitled, under any By-Law, agreement, vote of stockholders, or otherwise.

(c) The Board of Directors of the Corporation, acting at a meeting at which a majority of the quorum is unaffected by self-interest (notwithstanding that other members of the quorum present but not voting may be so affected), shall determine the propriety and reasonableness of any indemnity claimed under this article, and such determination shall be final and conclusive. If, however, a majority of a quorum of the Board of Directors which is unaffected by self-interest and willing to act is not obtainable, the Board of Directors in its discretion may appoint from among the stockholders who are not Directors or Officers or employees of the Corporation, a committee of two (2) or more persons to consider and determine any such question, and the determination of such committee shall be final and conclusive.

RULE 484 UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriter

(a)	Farmers Financial Solutions, LLC is the registrant’s principal underwriter. It is also the principal underwriter for Farmers Variable Life Separate Account A.

(b)	Officers and Directors of Farmers Financial Solutions, LLC, and their addresses, are as follows:

Name and Principal Address	Positions and Officers with FFS
Kenneth A. Bentley[1]	Director
Joe D. Bryant[2]	Director
Julio Da Silva[3]	Director
Alan R. Gildemeister[4]	Director
Dennis J. Lorch[5]	Director
Ottie J. Wallace[6]	Director
John C. Mueting[7]	President
Steven K. Klein[7]	Vice President and Chief Compliance Officer
Joshua Borkin[7]	Treasurer and Chief Financial Officer
Doren E. Hohl[8]	Secretary
Margaret S. Giles[8]	Assistant Secretary
J. Nicole Pryor[8]	Assistant Secretary
Lyndsay E. Spiking[8]	Assistant Secretary
James DeNicholas[8]	Assistant Treasurer
Anthony J. Morris[8]	Assistant Treasurer
Kenneth A. Bentley[1]	Director
Joe D. Bryant[2]	Director
Julio Da Silva[3]	Director

[1]	The principal business address is 6642 Shenandoah Ave., Los Angeles, CA 90056.
[2]	The principal business address is 1720 S. Broadway, Moore, OK 73160.
[3]	The principal business address is 26 Penstemon, Littleton, CO 80127.
[4]	The principal business address is 627 Estes Ave., Schaumburg, IL 60193.
[5]	The principal business address is 30965 Hwy 25, Advance, MO 63730.
[6]	The principal business address is 9290 E. Hwy 140, Planada, CA 95365.
[7]	The principal business address is 30801 Agoura Rd., Agoura Hills, CA 91301.
[8]	The principal business address is 6301 Owensmouth Ave., Woodland Hills, CA 91367.

(c)	Compensation from the Registrant. The following commissions and other compensation were received by the principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Compensation
Farmers Financial Solutions, LLC	N/A	N/A	$298,103.60	$131,991.94

Item 30.	Location of Books and Records

All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (including Rule 38a-1), are maintained by Farmers New World Life Insurance Company at 3003 – 77th Avenue, S.E., Mercer Island, WA 98040, at 2500 Farmers Way, Columbus, OH 43235, and by McCamish Systems, L.L.C. Insurance Administrators at its Service Center located 6425 Powers Ferry Road, Atlanta, GA 30339.

Item 31.	Management Services

All management contracts are discussed in Part A or Part B of this registration statement.

Item 32.	Undertakings and Representations.

(a) The registrant undertakes that it will file a Post-Effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for as long as purchase payments under the contracts offered herein are being accepted.

(b) The registrant undertakes that it will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove and send to Farmers New World Life Insurance Company for a statement of additional information.

(c) The registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to the Company at the address or phone number listed in the prospectus.

(d) The Company represents that in connection with its offering of the contracts as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

(e) The Company hereby represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Farmers Annuity Separate Account A certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 23 to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Mercer Island, and the State of Washington, on the 18th day of May, 2018.

FARMERS ANNUITY SEPARATE ACCOUNT A (Registrant)

Attest:	/s/ Garrett B. Paddor	By:	/s/ Diane Davis
	Garrett B. Paddor		Diane Davis
	General Counsel and Corporate Secretary Farmers New World Life Insurance Company		President and Chief Executive Officer Farmers New World Life Insurance Company

FARMERS NEW WORLD LIFE INSURANCE COMPANY (Depositor)

Attest:	/s/ Garrett B. Paddor	By:	/s/ Diane Davis
	Garrett B. Paddor		Diane Davis
	General Counsel and Corporate Secretary Farmers New World Life Insurance Company		President and Chief Executive Officer Farmers New World Life Insurance Company

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No.23 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title
*	Director and Chairman of the Board
Jeffrey Dailey

/s/ Diane Davis	Director, President and Chief Executive Officer
Diane Davis

*	Director
David Travers

*	Director
Richard Kearns

*	Director and Assistant Treasurer
Scott Lindquist

*	Director
Annette Thompson

*	Director
Warren Tucker

/s/ Diane Davis * by Diane Davis	*On May 18, 2018, as Attorney-In-Fact pursuant to Powers of Attorney filed herewith or by previous amendment.

EXHIBIT INDEX

Exhibit (b)(9)	Opinion and Consent of Garrett B. Paddor, Esquire

Exhibit (b)(10)(a)	Consent of PricewaterhouseCoopers LLP

Exhibit (b)(7)(a)	Reinsurance Agreement between Farmers New World Life Insurance Company and RGA Reinsurance Company Effective April 1, 2017.

Exhibit (b)(7)(b)	Amendment One to the Reinsurance Agreement Effective April 1, 2017, between Farmers New World Life Insurance Company and RGA Insurance Company.